Separate Account I of Washington National Insurance Company
                                300 Tower Parkway
                        Lincolnshire, Illinois 60069-3665

                                                               February 12, 1996

Dear WN PLAN V Variable Annuity Contract Owner:

         Washington National Insurance Company is pleased to announce improvements planned for your WN PLAN V variable annuity contract. Since these improvements must be voted on and approved by the contract owners, a proxy statement and proxy card are enclosed. It is very important that you sign and return the proxy card in the enclosed envelope.

         The proposal offers several advantages to you as an investor in the Separate Account:

         o experienced mutual fund management
         o enhanced diversification of investments
         o immediate reduction in fees
         o more investment options

Under the proposed plan, your contract values would be invested in mutual fund portfolios managed by Scudder, Stevens & Clark, Inc. ("Scudder"). Scudder, which was founded in 1919, is one of the oldest and most experienced investment counsel firms in the United States with assets under management aggregating in excess of $90 billion. Directly or through affiliates, Scudder provides investment advice to over 50 mutual fund portfolios. Due to the larger size of the portfolios of Scudder Variable Life Investment Fund that have been selected to replace the Sub-Accounts of Separate Account I, Scudder can afford you the potential for greater diversification of assets and a lower fee structure than is presently the case with Separate Account I. In addition, you will have the availability of a fourth investment option in which to further diversify your investment dollars.

         These proposed improvements are described in the enclosed proxy statement. Please read it carefully, then sign and return the proxy card. A postage paid envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT.  Thank you.

                                              Sincerely,

                                              James E. Dresmal
                                              Chairman of the Board of Directors

                               SEPARATE ACCOUNT I

                                       OF

                      WASHINGTON NATIONAL INSURANCE COMPANY

NOTICE OF SPECIAL MEETING OF SEPARATE ACCOUNT VOTERS to be held March 12, 1996

         A Special Meeting of persons (the "Separate Account Voters") entitled to vote in respect of Separate Account I of Washington National Insurance Company (the "Separate Account") will be held at the Home Office of Washington National Insurance Company ("Washington National") at 300 Tower Parkway in Lincolnshire, Illinois, at 1:30 p.m. Central Time, on Tuesday, March 12, 1996, for the following purposes:

     1. To approve an Asset Transfer Agreement and Plan of Reorganization ("the Agreement") and a set of transactions (the "Transactions") whereby the Separate Account (presently a management investment company comprised of three divisions or "Sub-Accounts" investing directly in securities and other instruments) will be reconstituted as a unit investment trust (the "Continuing Separate Account") comprised of the same three Sub-Accounts, each of which will invest all of its assets in a corresponding investment portfolio (an "Eligible Portfolio") of Scudder Variable Life Investment Fund (the "Fund"), which will serve as the underlying investment vehicle for and the continuation of the Sub-Accounts' investment portfolios. If the Transactions are approved by the Separate Account Voters, then, immediately following the restructuring of the Separate Account, the Separate Account Voters will have beneficial interests in the same number of units in each Sub-Account of the Continuing Separate Account as they owned in that Sub-Account of the Separate Account immediately prior to the Transactions.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposed Transactions are discussed in detail in the remainder of the Proxy Statement/Prospectus dated February 1, 1996, that accompanies this Notice.

         The close of business on December 31, 1995, is the record time for the determination of the number of votes entitled to be cast at the Special Meeting and the determination of the Separate Account Voters entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            OF THE SEPARATE ACCOUNT

                                            Craig R. Edwards, Secretary

                                            Separate Account I of Washington
                                            National Insurance Company

Lincolnshire, Illinois
February 12, 1996

                                                       February 1, 1996

     Proxy Statement of
    SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY


         Prospectus of                              and SEPARATE ACCOUNT I OF
SCUDDER VARIABLE LIFE INVESTMENT FUND      WASHINGTON NATIONAL INSURANCE COMPANY
   Two International Place                           300 Tower Parkway
Boston, Massachusetts 02110-4103             Lincolnshire, Illinois 60069-3665
        (617) 295-1000                               (847) 793-3000

         The variable component of your WN Plan V deferred annuity contract (the "Contract") is invested in Separate Account I of Washington National Insurance Company (the "Separate Account"), which is a management investment company comprised of three Sub-Accounts (i.e., the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account). If the Transactions are approved, the Separate Account will be converted into a unit investment trust (the "Continuing Separate Account") comprised of the same three Sub-Accounts. Upon completion of the Transactions, the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account of the Continuing Separate Account will each invest all of its assets exclusively in shares of the Bond Portfolio, the Money Market Portfolio, and the Capital Growth Portfolio, respectively, of Scudder Variable Life Investment Fund (the "Fund"). Only these three Portfolios of the Fund (the "Eligible Portfolios") will be available under the Contracts immediately following the Transactions. Shortly thereafter, however, Washington National Insurance Company intends to make available a fourth Sub-Account of the Continuing Separate Account, which Sub-Account will invest all of its assets in the Growth and Income Portfolio of the Fund.

         Each  Sub-Account  of  the  Separate  Account  and  its   corresponding
Portfolio of the Fund have similar investment objectives:

o The investment objective of the Bond Sub-Account of the Separate Account is to obtain as high a level of current income as possible while preserving capital. The Bond Portfolio of the Fund pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities.

o The investment objective of the Short-Term Portfolio Sub-Account of the Separate Account is to obtain a moderate level of current income, consistent with liquidity and preservation of capital. The Money Market Portfolio of the Fund seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

o The investment objective of the Stock Sub-Account of the Separate Account is to achieve long-term capital growth through capital appreciation and income. The Capital Growth Portfolio of the Fund seeks to maximize long-term capital growth through a broad and flexible investment program.

         This combination Proxy Statement and Prospectus concisely sets forth information about the Transactions and the proposed future operation of the Continuing Separate Account which the persons entitled to vote in respect of the Separate Account (the "Separate Account Voters") should know before casting their votes. This Proxy Statement/Prospectus should be retained for future reference.

         A Statement of Additional Information dated February 1, 1996, relating to matters covered in this Proxy Statement/Prospectus has been filed with the U.S. Securities and Exchange Commission and is incorporated herein by reference. That Statement is available upon oral or written request and without charge. The Separate Account will also furnish, without charge, a copy of its Annual Report dated December 31, 1994, and its Semi-Annual Report dated June 30, 1995, to a Separate Account Voter upon request. Such a request (for the Statement and/or the Annual Report and Semi-Annual Report) should be directed to Washington National Insurance Company, Life and Annuity Administration, 300 Tower Parkway, Lincolnshire, Illinois 60069-3665 (telephone 800-933-5432). Other inquiries about the Separate Account should be directed to Washington National Insurance Company at the same address or telephone number.

-------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                           Proxy Statement/Prospectus

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

GENERAL INFORMATION REGARDING PROXY SOLICITATION............................  3

SYNOPSIS ...................................................................  4

PRINCIPAL RISK FACTORS......................................................  4

THE PROPOSED TRANSACTIONS...................................................  5
         DESCRIPTION OF THE TRANSACTIONS....................................  5
         COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...................  6
         COMPARISON OF FEES AND EXPENSES.................................... 12
         REASONS FOR THE TRANSACTIONS....................................... 17
         ACTUAL AND PRO FORMA CAPITALIZATION................................ 19
         COMPARATIVE PERFORMANCE............................................ 19

INFORMATION ON THE SEPARATE ACCOUNT AND THE FUND............................ 21
         MANAGEMENT OF THE SEPARATE ACCOUNT AND THE FUND.................... 21
         ORGANIZATION AND OPERATION OF THE FUND............................. 22
                  Characteristics of the Fund's Shares...................... 22
                  Dividends, Distributions, and Taxes....................... 23
                  Voting of the Fund's Shares............................... 24
                  Certain Ownership Interests............................... 25
         DIVISIONS OF THE SEPARATE ACCOUNT AND THE FUND..................... 25
                  Sub-Accounts of the Separate Account...................... 25
                  Portfolios of the Fund.................................... 26
         SALE OF THE CONTRACTS AND FUND SHARES.............................. 26
         DEDUCTIONS, CHARGES, FEES, AND EXPENSES............................ 27
                  Deductions and Charges Under the Contracts................ 27
                  Fees and Expenses of the Fund............................. 28
         SUPPLEMENTARY FINANCIAL INFORMATION................................ 29
                  Condensed Financial Information for the Separate Account.. 29
                  Financial Highlights for the Fund......................... 30

AVAILABILITY OF CERTAIN OTHER INFORMATION................................... 31

OTHER MATTERS............................................................... 32

APPENDIX A -- FORM OF ASSET TRANSFER AGREEMENT AND PLAN OF
              REORGANIZATION

APPENDIX B -- PROSPECTUS DATED MAY 1, 1995, FOR SEPARATE ACCOUNT I OF
              WASHINGTON NATIONAL INSURANCE COMPANY

APPENDIX C -- PROSPECTUS DATED MAY 1, 1995, FOR SCUDDER VARIABLE LIFE
              INVESTMENT FUND

                GENERAL INFORMATION REGARDING PROXY SOLICITATION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of Separate Account I of Washington National Insurance Company (the "Separate Account") of proxies for use at a Special Meeting of persons (the "Separate Account Voters") entitled to vote in respect of the group and individual deferred variable annuity contracts (the "Contracts") issued by Washington National Insurance Company ("Washington National") and funded by the Separate Account, as discussed in the foregoing notice.

         If the enclosed proxy is executed and returned, it may nevertheless be revoked at any time before its exercise by written notice to Washington National or by vote in person at the Special Meeting. A later-dated proxy received by Washington National will revoke a prior proxy. The expenses of the proxy solicitation, which will be by mail but may also be by telephone, telegraph, or personal interview conducted by personnel of Washington National, will be paid by Washington National. Such expenses are expected to be approximately $25,000.

         The rules governing the Separate Account provide that the number of votes which may be cast with respect to a Contract before Annuity Payments begin will be determined by the number of units credited to the owners of Contracts ("Contract Owners"). After Annuity Payments begin, the number of votes which an Annuitant may cast is based on the reserve credited to the Contract and held in the Separate Account under the variable annuity Settlement Option in effect, divided by the Accumulation Unit value for the particular Sub-Account.

         As of December 31, 1995, there were 15,343,118.3 votes entitled to be cast at the Special Meeting, including 4,954,931.8 votes in respect of the Bond Sub-Account, 945,624.0 votes in respect of the Short-Term Portfolio Sub-Account, and 9,442,562.5 votes in respect of the Stock Sub-Account.

         Before Annuity Payments begin, Contract Owners have the right to vote at the Special Meeting. After Annuity Payments begin under a Contract, the Annuitant has the right to vote at the Special Meeting. Participants under a group Contract may have the right to instruct Contract Owners as to votes attributable to their respective interests in the Separate Account.

         All proxies executed and returned to Washington National will be voted in accordance with instructions marked thereon. If instructions are not marked thereon, proxies for each Separate Account Voter will be voted FOR the proposals to be voted on at the Special Meeting.

         Approval of the Asset Transfer Agreement and Plan of Reorganization (the "Agreement") and the set of related transactions (the "Transactions") requires, with respect to each of the three Sub-Accounts, the affirmative vote of the lesser of (a) 67% of the votes cast at the Special Meeting, if more than 50% of the total eligible votes are present in person or by proxy, or (b) more than 50% of the total eligible votes. The Transactions must be approved by the requisite vote of the Separate Account Voters of each Sub-Account as a prerequisite to its implementation.

         By virtue of Washington National's beneficial ownership of more than 25% of the voting securities of each Sub-Account of the Separate Account (i.e., 45.0% of the Bond Sub-Account, 64.8% of the Short-Term Portfolio Sub-Account, and 29.9% of the Stock Sub-Account as of December 31, 1995), Washington National and its parent company, Washington National Corporation ("WNC"), may each be deemed to control the Separate Account. In making this statement, neither Washington National nor WNC nor the Separate Account acknowledges the existence of such control. Indeed, Washington National will vote those units of beneficial interest in any Sub-Account which are attributable to Contracts owned by Washington National, or for which no timely voting instructions are received by Washington National, in the same proportion as the units for which timely voting instructions are received under other Contracts. Washington National, an Illinois corporation, is a wholly-owned subsidiary of WNC, a Delaware corporation, both of which are located at 300 Tower Parkway, Lincolnshire, Illinois 60069-3665.

         If a sufficient number of votes is not represented at the Special Meeting to approve the Transactions, the Special Meeting may be adjourned for the purpose of further proxy solicitation, or for any other purpose. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the original meeting.

                                    SYNOPSIS

         The Board of Directors of the Separate Account has authorized the reorganization of the Separate Account from a management investment company into a unit investment trust, which shall be comprised of the same three Sub-Accounts that currently comprise the Separate Account. All of the assets of the Bond Sub-Account, Short-Term Portfolio Sub-Account, and Stock Sub-Account of the Separate Account will be invested in the Bond Portfolio, Money Market Portfolio, and Capital Growth Portfolio, respectively, of the Fund. The Fund is a management investment company (commonly known as a "mutual fund") that is not affiliated with the Separate Account or Washington National and that is advised by Scudder, Stevens & Clark, Inc. ("Scudder"). The current investment objectives and policies of the Bond Sub-Account, Short-Term Portfolio Sub-Account, and Stock Sub-Account of the Separate Account are similar to the investment objectives and policies of the Bond Portfolio, Money Market Portfolio, and Capital Growth Portfolio, respectively, of the Fund.

         Washington National will assume all costs and expenses associated with effecting the Transactions that might otherwise be borne by the Separate Account; the Fund bears its own costs and expenses in this regard. The charges provided for in the Contracts will not increase as a result of the Transactions, and in certain cases may be reduced. Contingent deferred sales charges, financial accounting service charges, and annuity rate guarantee deductions under the Contracts will remain unchanged. There will be no change in the value of your Contract and no change in your benefits under the Contract. Exchange rights, redemption procedures, and other features of the Contracts will not be affected by the Transactions. Washington National believes that the Transactions will result in no adverse tax consequences to owners of Contracts ("Contract Owners").

                             PRINCIPAL RISK FACTORS

         The principal risk factors involved in investing in the Continuing Separate Account and the Fund will be substantially similar to the principal risk factors currently associated with investing in the Separate Account. Those risk factors are that the investments made by the Fund's investment adviser may not appreciate in value or will, in fact, lose value. Specifically, the investments are subject to three general types of investment risks: financial risk, which refers to the ability of the issuer of a security to pay principal and interest when due or to maintain or increase dividends; market risk, which refers to the degree to which the price of a security will react to changes in conditions in the securities markets and to changes in the overall level of interest rates; and current income volatility, which refers to the degree to which and the timing by which changes in the overall level of interest rates or, in the case of certain derivative instruments, other underlying economic variables or indices affect the current income from an investment.

         In addition, by investing in the Continuing Separate Account and the Fund, Contract Owners will become exposed to certain additional risk factors that are not currently associated with investing in the Separate Account. For example, one or more Eligible Portfolios may fail to qualify as a regulated investment company in any particular year and may thereby incur Federal income tax liability. This would adversely affect the investment performance of the disqualified Portfolios and therefore the investment performance of the corresponding Sub-Accounts of the Continuing Separate Account. Also, the Fund's shares of beneficial interest currently are, and will continue to be, owned by separate accounts of other insurance companies ("Participating Insurance
Companies") to fund variable annuity contracts and variable life insurance policies. While it is conceivable that, in the future, it may be disadvantageous to the Continuing Separate Account to be invested in the Fund simultaneously with such other separate accounts, Washington National and the Fund do not currently see any such disadvantages.

         Unlike the Sub-Accounts of the Separate Account, one or more Eligible Portfolios may invest in lower rated debt securities, foreign securities, forward contracts, and derivative instruments. Such investments typically involve greater risks than the Separate Account's investments. (See the Fund's prospectus dated May 1, 1995, which accompanies this Proxy Statement/ Prospectus as Appendix C, for further discussion of the risk factors involved in investing in the Fund.)

                            THE PROPOSED TRANSACTIONS

DESCRIPTION OF THE TRANSACTIONS

         The Transactions involve the transfer of the net assets of each Sub-Account of the Separate Account to a corresponding Portfolio of the Fund in exchange for shares of beneficial interest in that Portfolio. If the Transactions are approved by the Separate Account Voters, the Separate Account will no longer hold securities and other instruments directly but rather will hold similar investments indirectly through the intermediate vehicle of the Fund. Those investments will be managed by Scudder instead of Washington National, the current investment manager of the Separate Account, and instead of NBD Bank, the current sub-adviser for the Stock Sub-Account.

         At present, the Separate Account is a diversified management investment company, as such companies are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It is supervised by a Board of Directors having a majority of members who are not "interested persons" (i.e., who are drawn from outside) of Washington National, and each Sub-Account thereof invests in securities and other instruments in accordance with objectives outlined in a prospectus. (See the Separate Account's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix B and is incorporated herein by reference.) If the Transactions are approved by the Separate Account Voters, the Separate Account would be restructured as a unit investment trust (the "Continuing Separate Account") that will continue to be subdivided into three Sub-Accounts, each now corresponding to, and investing solely in shares of beneficial interest in, a particular Portfolio of the Fund. (See the Fund's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix C and is incorporated herein by reference.) The value of a unit in each Sub-Account of the Continuing Separate Account will be based on the net asset value per share of the corresponding Portfolio of the Fund. The total value of the Accumulation Units a Contract Owner has in each Sub-Account of the Separate Account immediately prior to the Transactions is no different than the total value of the Accumulation Units the same Contract Owner will have in that Sub-Account of the Continuing Separate Account immediately after the Transactions.

         Currently, the persons participating in the variable annuity portion of the Contracts look to the investment performance of the securities and other instruments held in the three Sub-Accounts of the Separate Account. After the Transactions are consummated, the Continuing Separate Account will have the same three Sub-Accounts, but such persons will look to the investment experience of the Fund's Portfolios corresponding to the chosen Sub-Accounts of the Continuing Separate Account. By offering Contract Owners the chance to choose among three of the Fund's Portfolios, the Continuing Separate Account will take a passive role with respect to the selection of the type or types of investments that will underlie a Contract Owner's variable annuity.

         At the time of the Transactions, all of the investment assets of each Sub-Account of the Separate Account, together with any related liabilities, are expected to be transferred to the corresponding Portfolio of the Fund in exchange for the number of shares of beneficial interest in that Portfolio which has an aggregate net asset value equal to, or based on, the market value of the transferred assets, less the principal amount of any transferred liabilities. (The market value of the transferred assets will be measured in compliance with Rule 22c-1 under the 1940 Act, as described on page 17 of the Separate Account's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix B.) The liabilities to be transferred from the Separate Account to the Fund may include certain charges and deductions under the Contracts which have been accrued but not yet paid and outstanding obligations under certain investment arrangements (e.g., repurchase agreements, borrowings, securities transactions before final settlement). Some of the assets of the Sub-Accounts may be liquidated prior to the Transactions to facilitate the transfer, but Washington National will pay any related brokerage commissions.

         Washington National, as the legal owner of the Fund's shares to be held in the Continuing Separate Account, will not realize taxable income as a result of any gain on the sale of those shares or as a result of distributions made by the Fund to Washington National, as described above, to the extent that such gains or distributions are reflected in variable annuity contract reserves. Washington National does not believe that it will recognize gain or loss in connection with the Transactions, but if it does, Washington National will not make any charge to the Continuing Separate Account or Contract Owners for federal income taxes resulting from recognition of any such gain.

         More information on the Transactions is contained in a document entitled "Asset Transfer Agreement and Plan of Reorganization," which has been approved and adopted by the Board of Directors of the Separate Account and will be entered into by Washington National (in its capacity as the insurance company of which the Separate Account is a part under state insurance law), the Separate Account, and the Fund. This document is attached to this Proxy Statement/Prospectus as Appendix A. Approval of the Transactions by the Separate Account Voters is a prerequisite to their implementation.

         The Transactions may be postponed from time to time or cancelled for any reason with the consent of the parties thereto. Washington National will pay all of the costs of the Transactions that might otherwise be borne by the Separate Account; the Fund bears all of its own expenses in this regard.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         In the opinion of Washington National and the Board of Directors of the Separate Account, the investment objectives, policies, and restrictions of the Bond Portfolio, the Money Market Portfolio, and the Capital Growth Portfolio of the Fund are not materially different from the investment objectives, policies, and restrictions which have guided the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account, respectively, of the Separate Account, with the following exception: Currently, the Separate Account's policies are to invest directly in individual securities selected by Washington National, its investment manager, and by NBD Bank, its sub-adviser for the Stock Sub-Account. Specifically, it is currently a fundamental investment policy that no Sub-Account of the Separate Account may have more than 5% of its assets invested in any one investment company, have a total of more than 10% of its assets invested in investment company securities, or own more than 3% of the outstanding voting securities of any one investment company. Approval of the Transactions by the Separate Account Voters will be an approval of a change in the investment objectives, policies, and restrictions of the Sub-Accounts of the Separate Account to require investment entirely and solely in specific mutual fund portfolios.

         In addition to this material difference, there are several other differences between the investment objectives, policies, and restrictions of the Sub-Accounts of the Separate Account and the investment objectives, policies, and restrictions of the corresponding Portfolios of the Fund. Noteworthy among these differences are the following:

o    Bond Sub-Account compared to Bond Portfolio

     -- The Bond Sub-Account invests at least 85% of its assets in U.S. Government and other debt securities within the four highest bond rating categories. The Bond Portfolio invests at least 65% of its assets in U.S. Government and other debt securities, up to 20% of which may be in below-investment grade bonds.

     -- The Bond Sub-Account may invest up to 10% of its assets in real estate. The Bond Portfolio may not invest in real estate.

     -- The Bond Sub-Account may not invest in restricted or foreign securities and may not purchase put or call options or combinations thereof. The Bond Portfolio may invest in foreign securities (including up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities) and may use forward contracts and other derivative instruments in managing its investment portfolio.

o    Short-Term Portfolio Sub-Account compared to Money Market Portfolio

     -- The Short-Term Portfolio Sub-Account does not maintain a stable net asset value. The Money Market Portfolio seeks to maintain a stable net asset value at $1.00 per share.

     -- Instruments purchased by the Short-Term Portfolio Sub-Account must have a maturity date of sixty (60) days or less, and portfolio maturity may vary. Instruments purchased by the Money Market Portfolio may have remaining maturities of 397 calendar days or less and must maintain an average portfolio maturity of ninety (90) days or less. Unlike the Short-Term Portfolio Sub-Account, the Money Market Portfolio is subject to the credit and quality limitations of Rule 2a-7 under the 1940 Act.

o    Stock Sub-Account compared to Capital Growth Portfolio

     -- The Stock Sub-Account may invest up to 10% of its assets in real estate. The Capital Growth Portfolio may not invest in real estate.

     -- The Stock Sub-Account may invest in debt securities in the form of investment-grade debt obligations and securities convertible into common stock, and may invest in debt instruments for temporary purposes. The Capital Growth Portfolio may invest up to 20% of its net assets in intermediate- to longer-term, convertible and non-convertible debt securities (including up to 5% of its net assets in debt securities rated below investment grade), and may also invest up to 25% of its assets in short-term debt instruments in order to reduce risk.

     -- The Stock Sub-Account may not invest in restricted or foreign securities and may not purchase put or call options or combinations thereof. The Capital Growth Portfolio may invest without limit (except the limit applicable to debt securities generally) in U.S. dollar-denominated foreign debt securities and up to 25% of its assets in non-U.S. dollar-denominated equity securities of foreign issuers, and may use forward and futures contracts, put and call options, and other derivative instruments in managing its investment portfolio.

         Certain investment policies and restrictions of the Separate Account and certain investment restrictions of the Fund are fundamental and therefore may not be changed with respect to a Sub-Account or Portfolio, respectively, without the approval of a majority of the outstanding voting securities of that Sub-Account or Portfolio. For this purpose, a majority of the outstanding voting securities means the lesser of (A) 67% of the voting securities present at a meeting of the security holders of the Sub-Account or Portfolio, if the holders of more than 50% of the outstanding voting securities thereof are present or represented by proxy, or (B) more than 50% of the outstanding voting securities of the Sub-Account or Portfolio. The following table compares the fundamental policies and restrictions of the Separate Account to the fundamental restrictions of the Fund:


      The Separate Account                               The Fund
      --------------------                               --------

The assets of the Bond and Stock             (No comparable fundamental
Sub-Accounts will be kept fully              investment restriction)
invested, except that cash may be kept
on hand for the following purposes: (1)
to handle redemptions; (2) pending
reinvestment; (3) during periods
warranting a more defensive investment
position, a larger proportion of the
assets of the appropriate Sub-Account
may be temporarily maintained in cash of
may be placed in money market
instruments or short-term fixed income
securities; or (4) temporarily, to take
a defensive position if warranted by
market conditions.

With respect to 75% of the value of its      With respect to 75% of the value of the
total assets, the Separate Account will      assets of a Portfolio, the Fund may not,
not invest more than 5% of the value of      on behalf of any Portfolio, invest more
the assets in the securities of, nor         than 5% of the value of the Portfolio's
acquire more than 10% of the outstanding     total assets in the securities of any
voting securities of, any one issuer         one issuer, except U.S. Government
except those of the United States            securities, and, with respect to 100% of
Government, its agencies and                 the value of the total assets of a
instrumentalities. 25% of the Separate       Portfolio, the Fund may not, on behalf
Account's assets may be invested in the      of any Portfolio, invest more than 25%
securities of one or more issuers            of the value of the Portfolio's total
without regard for those limitations.        assets in the securities of any one
                                             issuer, except U.S. Government
                                             securities. The Fund may not, on behalf
                                             of any Portfolio, purchase the
                                             securities of any issuer if such
                                             purchase would cause more than 10% of
                                             the voting securities of such issuer to
                                             be held by a Portfolio.

The Separate Account reserves the right      The Fund may not, on behalf of any
to invest up to 10% of the total assets      Portfolio, purchase and sell real estate
of each of the Sub-Accounts, other than      (though it may invest in securities of
the Short-Term Portfolio Sub-Account, in     companies which deal in real estate and
interests in real estate. Purchases and      in other permitted investments secured
sales may be made by the Sub-Accounts,       by real estate).
other than the Short-Term Portfolio
Sub-Account, of securities which invest
or deal in oil, gas or other mineral
exploration or development programs or
real estate and real estate trusts.

Loans will not be made except through        The Fund may not, on behalf of any
the acquisition of a portion of an issue     Portfolio, make loans to other persons,
of publicly distributed bonds,               except loans of portfolio securities and
debentures, or other evidences of            loans to the extent that the purchase of
indebtedness of a type customarily           debt obligations in accordance with its
purchased by institutional investors and     investment objectives and policies and
except that money market instruments         the entry into repurchase agreements may
including repurchase agreements may be       be deemed to be loans. The Fund may not,
acquired and held as permitted in            on behalf of any Portfolio, enter into
accordance with the Separate Account's       repurchase agreements or purchase any
investment objectives and policies.          securities if, as a result thereof, more
Investments in repurchase agreements         than 10% of the total assets of a
maturing in more than seven days and in      Portfolio (taken at market value) would
interests in non-marketable real estate      be, in the aggregate, subject to
or any other illiquid asset will not         repurchase agreements maturing in more
exceed 10% of the total assets of any        than seven days and invested in
Sub-Account.                                 restricted securities or securities
                                             which are not readily marketable.


                   8


      The Separate Account                               The Fund
      --------------------                               --------

No investment will be made in the            (No comparable fundamental investment
securities of any issuer for the purpose     restriction)
of exercising management or control.

Investments will not be made in              (No comparable fundamental investment
restricted or foreign securities, except     restriction)
that the Short-Term Portfolio
Sub-Account may acquire certificates of
deposit issued by U.S. branches of
foreign banks and foreign branches of
U.S. banks, and commercial paper issued
by foreign corporations, assuming proper
rating, provided that no more than 25%
of the assets of the Sub-Account will be
so invested at the time the investment
is made.

No securities owned or held will be          The Fund may not, on behalf of any
mortgaged, pledged, hypothecated, or in      Portfolio, pledge, mortgage, or
any manner transferred as security for       hypothecate its assets, except that, to
indebtedness.                                secure borrowings permitted by these
                                             investment restrictions, it may pledge
                                             securities having a market value at the
                                             time of pledge not exceeding 15% of the
                                             value of a Portfolio's total assets and
                                             except in connection with the writing of
                                             covered call options and the purchase
                                             and sale of futures contracts and
                                             options on futures contracts.

Senior securities will not be issued.        The Fund may not, on behalf of any
                                             Portfolio, issue senior securities,
                                             except as appropriate to evidence
                                             indebtedness which a Portfolio is
                                             permitted to incur pursuant to these
                                             investment restrictions and except for
                                             shares of various additional series
                                             which may be established by the
                                             Trustees.

Investments will not be concentrated in      (No comparable fundamental investment
any geographical area of the United          restriction)
States (such as northeastern states,
mid-western states, etc.).

No more than 25% of the total assets of      The Fund may not, on behalf of any
any Sub-Account will be invested in any      Portfolio, purchase securities if such
one industry other than obligations of       purchase would cause more than 25% in
the U.S. Government, its agencies and        the aggregate of the market value of the
instrumentalities, or bank certificates      total assets of a Portfolio at the time
of deposit, bankers' acceptances, or         of such purchase to be invested in the
instruments secured by these money           securities of one or more issuers having
market instruments.                          their principal business activities in
                                             the same industry, provided that there
                                             is no limitation in respect to
                                             investments in obligations issued or
                                             guaranteed by the U.S. Government or its
                                             agencies or instrumentalities (for the
                                             purpose of this restriction, telephone
                                             companies are considered to be a
                                             separate industry from gas and electric
                                             public utilities, and wholly-owned
                                             finance companies are considered to be
                                             in the industry of their parents if
                                             their activities are primarily related
                                             to financing the activities of the
                                             parents).



                   9

      The Separate Account                               The Fund
      --------------------                               --------

The Separate Account may borrow money        The Fund may not, on behalf of any
for temporary or emergency purposes up       Portfolio, borrow money except from
to an amount equal to 5% of the value of     banks as a temporary measure for
the Separate Account at the time of          extraordinary or emergency purposes
borrowing. All borrowings will be            (each Portfolio is required to maintain
unsecured.                                   asset coverage (including borrowings) of
                                             300% for all borrowings) and no
                                             purchases of securities for a Portfolio
                                             will be made while borrowings of that
                                             Portfolio exceed 5% of the Portfolio's
                                             assets (the payment of interests on
                                             borrowings by a Portfolio will reduce
                                             that Portfolio's income). (In addition,
                                             the Board of Trustees has adopted a
                                             policy whereby each Portfolio of the
                                             Fund may borrow up to 10% of its total
                                             assets; provided, however, that each
                                             Portfolio may borrow up to 25% of its
                                             total assets for extraordinary or
                                             emergency purposes, including the
                                             facilitation of redemptions.)


Securities of other issuers will not be      The Fund may not, on behalf of any
underwritten, nor will the Separate          Portfolio, act as underwriter of the
Account purchase the securities of other     securities issued by others, except to
issuers that might later be deemed to be     the extent that the purchase of
underwritten by the Separate Account.        securities in accordance with its
                                             investment objective and policies
                                             directly from the issuer thereof and the
                                             later disposition thereof may be deemed
                                             to be underwriting.

No purchase will be made of commodities      The Fund may not, on behalf of any
or commodity contracts.                      Portfolio, purchase and sell commodities
                                             or commodities contracts, except debt
                                             securities futures contracts and
                                             securities index futures contracts and
                                             options thereon.


Short sales, purchases on margin, or         The Fund may not, on behalf of any
purchases of put or call options or          Portfolio, purchase securities on margin
combinations thereof will not be made.       or make short sales unless, by virtue of
                                             its ownership of other securities, it
                                             has the right to obtain securities
                                             equivalent in kind and amount to the
                                             securities sold and, if the right is
                                             conditional, the sale is made on the
                                             same conditions. The Fund may not, on
                                             behalf of any Portfolio, purchase or
                                             sell any put or call options or any
                                             combination thereof, except that the
                                             Fund may purchase and sell options on
                                             futures contracts on debt securities,
                                             options on securities indexes and
                                             securities index futures contracts and
                                             write covered call option contracts on
                                             securities owned by a Portfolio, and may
                                             also purchase call options for the
                                             purpose of terminating its outstanding
                                             obligations with respect to securities
                                             upon which covered call option contracts
                                             have been written (i.e., "closing
                                             purchase transactions").


                   10

      The Separate Account                               The Fund
      --------------------                               --------

Investments may be made in the               (Although the Fund has no comparable
securities of one or more investment         fundamental investment restriction,
companies; but no Sub-Account may have       Section 12(d)(1)(A) of the 1940 Act
more than 5% of its assets invested in       imposes essentially these same
any one investment company, have a total     limitations on each Portfolio.)
of more than 10% of its assets invested
in investment company securities, not
own more than 3% of the total
outstanding voting securities of any one
investment company.

(Although the Separate Account has no        The Fund may not, on behalf of any
comparable fundamental investment policy     Portfolio, participate on a joint or a
or restriction, Section 17(d) of the         joint and several basis in any trading
1940 Act imposes essentially these same      account in securities, but may for the
limitations on each Sub-Account with         purpose of possibly achieving better net
respect to participation on a joint or a     results on portfolio transactions or
joint and several basis in a trading         lower brokerage commission rates join
account in securities. However, when         with other investment company and client
Washington National believes it is in        accounts managed by Scudder or its
the best interest of the Separate            affiliates in the purchase or sale of
Account, transactions for the Separate       portfolio securities.
Account may be executed together with
purchases or sales of the same security
for Washington National's fixed account
or for other accounts served by
Washington National.)

(No comparable fundamental investment        The Fund may not, on behalf of any
policy or restriction)                       Portfolio, purchase or retain securities
                                             of an issuer any of whose officers,
                                             directors, trustees or security holders
                                             is an officer or Trustee of the Fund or
                                             a member, officer, director or trustee
                                             of the investment adviser of the Fund if
                                             one or more of such individuals owns
                                             beneficially more than one-half of one
                                             percent (1/2 of 1%) of the shares or
                                             securities or both (taken at market
                                             value) of such issuer and such
                                             individuals owning more than one-half of
                                             one percent (1/2 of 1%) of such shares
                                             or securities together own beneficially
                                             more than 5% of such shares or
                                             securities or both.

If the Transactions are approved by the Separate Account Voters, Contract Owners will lose the protections of certain fundamental policies and restrictions of the Separate Account (and become subject to additional investment risk) to the extent that the corresponding policies and restrictions of the Fund either are not fundamental (i.e., may be changed without the approval of a majority of the outstanding voting securities) or impose less severe limitations than those of the Separate Account.

         A more complete description of the investment objectives, policies, and restrictions of the Separate Account and the Fund is contained in their prospectuses dated May 1, 1995, which accompany this Proxy Statement/Prospectus as Appendices B and C, respectively.

COMPARISON OF FEES AND EXPENSES

         The overall costs to Contract Owners after the Transactions generally are not expected to be materially greater than they were before the Transactions and may be lower. The Fund offers and sells its shares to insurance company separate accounts at each Portfolio's net asset value per share without sales charge.

         Currently, four charges are imposed under the Contracts against Separate Account assets -- a 0.80% annuity rate guarantee deduction, a 0.35% financial accounting service charge, a 0.50% investment management fee, and a 0.20% charge for other expenses (these charges are the specified annual percentages of each Sub-Account's average daily net assets). In addition, a contract maintenance charge of $30 annually generally is also imposed under the Contracts. The charges for the annuity rate guarantees and financial accounting services are guaranteed not to increase. After the Transactions, the 0.80% annuity rate guarantee deduction and the 0.35% financial accounting service charge will continue to be imposed against the assets of the Separate Account (and the annual $30 contract maintenance charge will continue to be deducted from the accumulated value of the Contracts), but the 0.50% investment management fee and the 0.20% charge for other expenses will no longer be imposed against the assets of the Separate Account. Instead, Scudder, which is the investment adviser of the Fund, charges each of the Portfolios of the Fund a fee, which accrues daily, for its investment advisory services. Unlike the common level of the investment management fee currently incurred by all three Sub-Accounts of the Separate Account, the level of the Fund's investment advisory fee differs from one Portfolio to another (for 1994, 0.475% annually of the average daily net assets for the Bond Portfolio, 0.370% annually of the average daily net assets for the Money Market Portfolio, and 0.475% annually of the average daily net assets for the Capital Growth Portfolio). In addition, the Fund pays certain of its operating expenses and also makes payments to Scudder and to Scudder Investor Services, Inc. and Scudder Fund Accounting Corporation, both wholly-owned subsidiaries of Scudder, for clerical, accounting, and certain other services they may provide to the Fund. In 1994, these expenses and payments were 0.105% annually of the average daily net assets for the Bond Portfolio, 0.190% annually of the average daily net assets for the Money Market Portfolio, and 0.105% annually of the average daily net assets for the Capital Growth Portfolio. Following the redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio in late December 1995, these expenses and payments are anticipated to increase to approximately 0.195% annually of the average daily net assets for the Bond Portfolio.

         In total, the sum ("Total Portfolio Operating Expenses") of the investment advisory fee and these payments deducted in 1994 from the assets of each Eligible Portfolio of the Fund (0.58% for the Bond Portfolio, 0.56% for the Money Market Portfolio, and 0.58% for the Capital Growth Portfolio) compares favorably to the 0.70% sum of the investment management fee and the charge for other expenses currently imposed against the assets of each Sub-Account of the Separate Account. Following the redemption described above, Total Portfolio Operating Expenses for the Bond Portfolio are anticipated to increase to approximately 0.67%, which continues to compare favorably to the 0.70% figure for the Bond Sub-Account. In other words, the level of the charges currently imposed against the assets of all three Sub-Accounts of the Separate Account for investment management and other expenses exceeds the 1994 level of Total Portfolio Operating Expenses for all three Eligible Portfolios of the Fund. In addition, certain Participating Insurance Companies (including Washington National if the Transactions are consummated) have agreed to contribute to the capital of the Fund to the extent that the Total Portfolio Operating Expenses of any Eligible Portfolio exceed 0.75% of the average daily net assets of that Portfolio for any year of the Fund.

         The following comparative fee tables for the year ended December 31, 1994, illustrate, for each Sub-Account of the Separate Account: the current charges and deductions under the Contract; the fees and expenses of the corresponding Portfolio of the Fund; and the charges and deductions under the Contract (including the fees and expenses of the Fund) restated as if the Transactions had been consummated at the beginning of 1994:


                                        BOND SUB-ACCOUNT and BOND PORTFOLIO

COMPARATIVE FEE TABLE                                             The                                   Continuing
(for the year ended December 31, 1994)                     Separate Account       The Fund (A)       Separate Account
                                                               (actual)             (actual)           (pro forma)
                                                           ----------------       ------------       ---------------

Contract Owner Transactions Expenses

  Sales Load Imposed on Purchases                        $        ---          $       ---         $        ---
  Maximum Contingent Deferred Sales Load (as a
    percentage of Accumulated Value withdrawn)                    6%                   ---                  6%
  Transfer Fee                                           $        ---          $       ---         $        ---

Annual Contract Fee                                      $30 per Contract      $       ---         $30 per Contract

Separate Account Annual Expenses
(as a percentage of average account value)

  Management Fee                                                    0.50 %            ---                    ---
  Annuity Rate Guarantees                                           0.80 %            ---                    0.80 %
  Financial Accounting Fees                                         0.35 %            ---                    0.35 %
  Other Expenses (net charged to account) (B)                       0.20 %            ---                     ---
                                                                    ----             -----                   -----
Total Separate Account Annual Expenses                              1.85 %            ---                    1.15 %

Scudder Variable Life Investment Fund
Annual Expenses
(as a percentage of average net assets)

  Management Fee                                                    ---             0.475%                   0.475%
  Other Expenses (after Reimbursement) (C)                          ---             0.105%                   0.095%
                                                                    ----            -----                    -----

Total Portfolio Operating Expenses (D)                              ---             0.58 %                   0.57 %
                                                                    ----            -----                    -----

Total Separate Account and Portfolio Expense                        1.85 %          0.58 %                   1.72 %
                                                                    ====            =====                    =====

------------------------
(A) The amounts for the Fund itself do not reflect the contract or policy charges, including sales load, and the separate account charges of any Participating Insurance Company.

(B) The amounts for "Other Expenses" are the amounts charged to the Bond Sub-Account of the Separate Account during 1994.

(C) The amounts for "Other Expenses" are the amounts charged to the Bond Portfolio of the Fund uring 1994. Participating Insurance Companies investing in the Bond Portfolio of the Fund have agreed to reimburse the Bond Portfolio to the extent that its Total Portfolio Operating Expenses exceed 0.75% of its average net assets in a calendar year. If the Transactions are consummated, Washington National will have a similar reimbursement obligation in its agreements governing its participation in the Fund. Following the redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio in late December 1995, "Other Expenses" are anticipated to increase to 0.195% of average net assets; on a pro forma basis reflecting the investment of the net assets of the Bond Sub-Account of the Separate Account in the Bond Portfolio of the Fund, "Other Expenses" are anticipated to be approximately 0.175% of the average net assets of the Bond Portfolio.

(D) Following the redemption described above, Total Portfolio Operating Expenses are anticipated to increase to approximately 0.67% of average net assets; on a pro forma basis reflecting the investment of the Bond Sub-Account in the Bond Portfolio, Total Portfolio Operating Expenses are anticipated to be approximately 0.65% of average net assets.

                            SHORT-TERM PORTFOLIO SUB-ACCOUNT and MONEY MARKET PORTFOLIO
                            -----------------------------------------------------------
COMPARATIVE FEE TABLE                                             The                                   Continuing
(for the year ended December 31, 1994)                     Separate Account       The Fund (A)       Separate Account
                                                           ----------------       ------------       ----------------
                                                               (actual)             (actual)           (pro forma)
Contract Owner Transactions Expenses
  Sales Load Imposed on Purchases                        $        ---          $       ---         $        ---
  Maximum Contingent Deferred Sales Load (as a
    percentage of Accumulated Value withdrawn)                    6%                   ---                  6%
  Transfer Fee                                           $        ---          $       ---         $        ---

Annual Contract Fee                                      $30 per Contract      $       ---         $30 per Contract

Separate Account Annual Expenses
(as a percentage of average account value)

  Management Fee                                                    0.50 %            ---                    ---
  Annuity Rate Guarantees                                           0.80 %            ---                    0.80 %
  Financial Accounting Fees                                         0.35 %            ---                    0.35 %
  Other Expenses (net charged to account) (B)                       0.20 %            ---                    ---
                                                                    ----             -----                   ----
Total Separate Account Annual Expenses                              1.85 %            ---                    1.15 %

Scudder Variable Life Investment Fund
Annual Expenses
(as a percentage of average net assets)

  Management Fee                                                    ---              0.37 %                  0.37 %
  Other Expenses (after Reimbursement) (C)                          ---              0.19 %                  0.19 %
                                                                    ----             -----                   ----
Total Portfolio Operating Expenses                                  ---               0.56 %                 0.56 %
                                                                    ----             -----                   ----
Total Separate Account and Portfolio Expense                        1.85 %            0.56 %                 1.71 %
                                                                    ====             =====                   ====

------------------------

(A) The amounts for the Fund itself do not reflect the contract or policy charges, including sales load, and the separate account charges of any Participating Insurance Company.

(B) The amou ts for "Other Expenses" are the amounts charged to the Short-Term Portfolio Sub-Account of the Separate Account during 1994.

(C) The amounts for "Other Expenses" are the amounts charged to the Money Market Portfolio of the Fund during 1994. Participating Insurance Companies investing in the Money Market Portfolio of the Fund have agreed to reimburse the Money Market Portfolio to the extent that its Total Portfolio Operating Expenses exceed 0.75% of its average net assets in a calendar year. If the Transactions are consummated, Washington National will have a similar reimbursement obligation in its agreements governing its participation in the Fund.


                                  STOCK SUB-ACCOUNT and CAPITAL GROWTH PORTFOLIO
                                  ----------------------------------------------
COMPARATIVE FEE TABLE                                             The                                   Continuing
(for the year ended December 31, 1994)                     Separate Account       The Fund (A)       Separate Account
                                                           ----------------       ------------       ----------------
                                                               (actual)             (actual)           (pro forma)

Contract Owner Transactions Expenses

  Sales Load Imposed on Purchases                        $        ---          $       ---         $        ---
  Maximum Contingent Deferred Sales Load (as a
    percentage of Accumulated Value withdrawn)                    6%                   ---                  6%
  Transfer Fee                                           $        ---          $       ---         $        ---

Annual Contract Fee                                      $30 per Contract      $       ---         $30 per Contract

Separate Account Annual Expenses
(as a percentage of average account value)

  Management Fee                                                    0.50 %            ---                    ---
  Annuity Rate Guarantees                                           0.80 %            ---                    0.80 %
  Financial Accounting Fees                                         0.35 %            ---                    0.35 %
  Other Expenses (net charged to account) (B)                       0.20 %            ---                    ---
                                                                    ----             -----                   ----
Total Separate Account Annual Expenses                              1.85 %            ---                    1.15 %

Scudder Variable Life Investment Fund
Annual Expenses
(as a percentage of average net assets)

  Management Fee                                                    ---               0.475%                0.475%
  Other Expenses (after Reimbursement) (C)                          ---               0.105%                0.085%
                                                                    ----             -----                   ----
Total Portfolio Operating Expenses                                  ---               0.58 %                 0.56%
                                                                    ----             -----                   ----
Total Separate Account and Portfolio Expense                        1.85 %            0.58 %                 1.71%
                                                                    ====             =====                   ====

------------------------------

(A) The amounts for the Fund itself do not reflect the contract or policy charges, including sales load, and the separate account charges of any Participating Insurance Company.

(B) The amounts for "Other Expenses" are the amounts charged o the Stock Sub-Account of the Separate Account during 1994.

(C) The amounts for "Other Expenses" are the amounts charged to the Capital Growth Portfolio of the Fund during 1994. Participating Insurance Companies investing in the Capital Growth Portfolio of the Fund have agreed to reimburse the Capital Growth Portfolio to the extent that its Total Portfolio Operating Expenses exceed 0.75% of its average net assets in a calendar year. If the Transactions are consummated, Washington National will have a similar reimbursement obligation in its agreements governing its participation in the Fund.

                                    EXAMPLE

         A. You would pay the following expenses (based on expenses for the year ended December 31, 1994) on a $1,000 investment in your Contract, assuming a 5% annual return on assets:

          1. If you surrender your Contract at the end of the applicable time period:*

                                                The Separate Account                  Continuing Separate Account
                                                -------------------                   ---------------------------
                                                      (actual)                                (pro forma)

                                        1 year   3 years  5 years   10 years      1 year   3 years   5 years  10 years
                                        ------   -------  -------   --------      ------   -------   -------  --------

BOND SUB-ACCOUNT (A)                     $ 73      $113     $156      $224         $ 72     $109      $149      $210

SHORT-TERM PORTFOLIO
SUB-ACCOUNT                              $ 73      $113     $156      $224         $ 72     $109      $149      $209

STOCK SUB-ACCOUNT                        $ 73      $113     $156      $224         $ 72     $109      $149      $209


* These expense amounts also apply if you annuitize your Contract under certain settlement options during the first five (5) Contract Years.

          2.   If you do not surrender your Contract:

                                                The Separate Account                  Continuing Separate Account
                                                -------------------                   ---------------------------
                                                      (actual)                                (pro forma)

                                        1 year   3 years  5 years   10 years      1 year   3 years   5 years  10 years
                                        ------   -------  -------   --------      ------   -------   -------  --------


BOND SUB-ACCOUNT (B)                     $ 19      $ 60     $103      $224         $ 18     $ 56      $ 96      $210

SHORT-TERM PORTFOLIO
SUB-ACCOUNT                              $ 19      $ 60     $103      $224         $ 18     $ 56      $ 96      $209

STOCK SUB-ACCOUNT                        $ 19      $ 60     $103      $224         $ 18     $ 56      $ 96      $209

----------------------

(A) Following the redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio of the Fund in late December 1995, the pro orma expenses for the Bond Sub-Account of the Continuing Separate Account are anticipated to be approximately $73, $112, $154, and $219 for 1, 3, 5, and 10 years, respectively.

(B) Following the redemption described above, the pro forma expenses for the Bond Sub-Account of the Continuing Separate Account are anticipated to be approximately $19, $58, $101, and $219 for 1, 3, 5, and 10 years, respectively.

--------------------------------------------------------------------------------
             THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
            OF PAST OR FUTURE EXPENSES, AND THE ACTUAL EXPENSES PAID
                    MAY BE GREATER OR LESS THAN THOSE SHOWN.
--------------------------------------------------------------------------------

     B. A separate account would pay the following expenses (based on expenses for the year ended December 31, 1994) on a $1,000 investment in the Fund, assuming a 5% annual return on assets:**

                                                      The Fund                                 The Fund
                                                      --------                                ----------
                                                      (actual)                                (pro forma)

                                        1 year   3 years  5 years   10 years      1 year   3 years   5 years  10 years
                                        ------   -------  -------   --------      ------   -------   -------  --------


BOND PORTFOLIO (C)                        $ 6      $ 18     $ 32      $ 73          $ 6     $ 18      $ 32      $ 71

MONEY MARKET
PORTFOLIO                                 $ 6      $ 18     $ 31      $ 70          $ 6     $ 18      $ 31      $ 70

CAPITAL GROWTH
PORTFOLIO                                 $ 6      $ 19     $ 32      $ 73          $ 6     $ 18      $ 31      $ 70


** These expense amounts do not reflect the contract or policy charges, including sales load, and the separate account charges of any Participating Insurance Company.

------------------
(C) Adjusting for the redemption described above, the actual expenses for the Bond Portfolio are anticipated to be approximately $7, $21, $37, and $83 and the pro forma expenses for the Bond Portfolio (after giving effect to the Transactions) are anticipated to be approximately $7, 21, $36, and $81 for 1, 3, 5, and 10 years, respectively.

--------------------------------------------------------------------------------
             THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
            OF PAST OR FUTURE EXPENSES, AND THE ACTUAL EXPENSES PAID
                    MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
REASONS FOR THE TRANSACTIONS

         If the Transactions are approved by the Separate Account Voters, each Sub-Account of the Continuing Separate Account will invest its assets indirectly through a corresponding Portfolio of the Fund rather than directly, as the Separate Account currently does.

         The Transactions should benefit Contract Owners by enabling them to participate in investment portfolios with investment objectives, policies and restrictions similar to the current investment objectives, policies, and restrictions of the Sub-Accounts of the Separate Account, but with a larger asset base than that currently held by each of the Sub-Accounts of the Separate Account. It is anticipated that the larger asset base will increase investment opportunities for and broaden diversification of the funding medium for the Contracts. It may also result in economies of scale with respect to operating expenses.

         Various legal and practical difficulties make it infeasible to use the Separate Account, as it is currently structured, as the funding vehicle for insurance products other than variable annuity contracts issued by Washington National. The Fund, however, currently is and will continue to be used for variable annuity contracts and variable life insurance policies issued by several Participating Insurance Companies. Therefore, more assets currently are available to be invested in the Fund than are available to be invested in the current Separate Account alone. Washington National and the Board of Directors of the Separate Account believe that this will result in economies of scale (particularly in view of the declining assets of the Separate Account under the current circumstances in which no new Contracts are being sold).

         In addition, Contract Owners may benefit from the breadth and depth of investment advisory expertise of Scudder, the investment adviser for the Portfolios of the Fund. As manager of Portfolios significantly larger than each Sub-Account of the Separate Account, Scudder may be able to expend larger resources cost-effectively to attain higher performance for these Portfolios although there is no guarantee that higher performance will be achieved.

         Using the Fund as a multiple-option investment vehicle for the Continuing Separate Account would facilitate the addition of new investment options, if the Board of Directors of Washington National should choose to do so in the future. It would be administratively simpler and less costly to add (and maintain) new investment options in the form of new unmanaged Sub-Accounts of the Continuing Separate Account (structured as a unit investment trust) investing in additional Portfolios of the Fund than to add new investment options in the form of new managed Sub-Accounts of the Separate Account (structured as a management investment company). Indeed, if the Transactions take place, then Washington National intends to make a fourth investment option available to Contract Owners in the form of a new Sub-Account investing in the Growth and Income Portfolio of the Fund.

         In summary, Washington National and the Board of Directors of the Separate Account expect the Transactions to result in economies and efficiencies which will benefit Contract Owners.

         Because the Portfolios used by the Contracts will also be used by variable life insurance policy owners (as well as variable annuity contract owners), there is a possibility of a conflict of interest between these two types of contract owners. Pursuant to an Order of the Securities and Exchange Commission under the 1940 Act, these potential conflicts are addressed by providing that the Fund will be managed by a Board of Trustees which has a majority of members who are not "interested persons" of the Fund. The Board of Trustees will monitor for conflicts of interest, such as would occur if life insurance policy owners voted their proxies for a different result than annuity contract owners. In the event a material, irreconcilable conflict is determined to exist, the Participating Insurance Companies will undertake to resolve it, going so far as withdrawing and reinvesting assets allocable to one or more of the separate accounts utilizing the Fund as a funding vehicle, or putting the question of such segregation of assets to a vote of all affected Contract Owners and other beneficial owners of shares. No charge or penalty would be levied against funds withdrawn under those circumstances, and the Board of Trustees of the Fund would act only in the interest of Contract Owners and other beneficial owners of shares.

         Washington National and the Board of Directors of the Separate Account believe that the interests of Contract Owners immediately following the Transactions will not materially differ from their interests immediately prior to the Transactions. Contract Owners will still have an interest in a diverse portfolio of investments with respect to each Sub-Account of the Continuing Separate Account. The value of Contract Owners' interests will not be changed by the Transactions. In the opinion of Washington National, the Transactions are not expected to have any direct or indirect adverse tax consequences for Contract Owners. Furthermore, the overall level of fees and expenses borne, directly or indirectly, by Contract Owners should be lower immediately after the Transactions than immediately before them. Nevertheless, as described below, there are some legal differences between investing directly (as the Separate Account currently does) and investing indirectly through the Fund (as the Continuing Separate Account will do if the Transactions are approved by the Separate Account Voters and implemented as planned).

ACTUAL AND PRO FORMA CAPITALIZATION

         The following table shows the actual capitalization of the Sub-Accounts of the Separate Account and the Eligible Portfolios of the Fund on June 30, 1995, as well as the pro forma capitalization of the Eligible Portfolios on that date after giving effect to the Transactions:

CAPITALIZATION                                                       The
(as of June 30, 1995)                                              Separate
                                                                   Account         The Fund         The Fund
                                                                   --------        --------        ---------
                                                                   (actual)        (actual)       (pro forma)
BOND SUB-ACCOUNT and
BOND PORTFOLIO
--------------------

Net Assets (A)                                                   $12,322,881     $145,619,667     $157,942,548
Net Asset Value per Unit or Share                                   $2.38           $ 6.93           $ 6.93
Units or Shares Outstanding (B)                                   5,172,649       21,008,272       22,786,209

SHORT-TERM PORTFOLIO
SUB-ACCOUNT and
MONEY MARKET PORTFOLIO
----------------------

Net Assets                                                       $ 1,706,097     $ 83,948,559     $ 85,654,656
Net Asset Value per Unit or Share                                   $1.74           $ 1.00           $ 1.00
Units or Shares Outstanding                                         982,975       83,948,559       85,654,656

STOCK SUB-ACCOUNT and
CAPITAL GROWTH PORTFOLIO
------------------------

Net Assets                                                       $29,728,467     $290,023,690     $319,752,157
Net Asset Value per Unit or Share                                   $3.06           $13.72           $13.72
Units or Shares Outstanding                                       9,713,617       21,145,291       23,312,879

-------------------

(A) Following the redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio of the Fund in late December 1995, the actual and pro forma net assets of the Bond Portfolio are anticipated to be approximately $73 million and $85 million, respectively, as of December 31, 1995.

(B) Following the redemption described above, the actual and pro forma outstanding shares of the Bond Portfolio are anticipated to be approximately 10 million and 12 million, respectively, as of December 31, 1995.

COMPARATIVE PERFORMANCE

         The following tables show the actual and pro forma historical performance of the Sub-Accounts of the Separate Account, for periods ending June 30, 1995, using various measures appropriate for the Portfolio of the Fund in which each Sub-Account of the Continuing Separate Account will solely invest if the Transactions are approved. The pro forma performance figures (shown in the right column) are derived from the actual performance of each of the Eligible Portfolios (shown in the center column), as adjusted to reflect the annuity rate guarantee charge and financial accounting service charge of the Continuing Separate Account and the contingent deferred sales charge (unless otherwise noted) and contract maintenance charge under the Contracts. In other words, the pro forma performance figures show how the Transactions might have affected historical performance if they had been consummated at an earlier time. Although past performance is no guarantee of future results, Separate Account Voters may wish to compare this pro forma performance of the Continuing Separate Account with the actual performance of the Separate Account (shown in the left column of performance figures):



YIELD AND EFFECTIVE YIELD                                          The                            Continuing
(for periods ended June 30, 1995)                            Separate Account     The Fund     Separate Account
                                                             ----------------     ---------    -----------------
MONEY MARKET PORTFOLIO

Yield (7-day period)                                                 4.18%            5.55%            4.37%
Effective Yield (7-day period)                                       4.27%            5.70%            4.46%

AVERAGE ANNUAL TOTAL RETURN
---------------------------
Standard Format*                                                    The                           Continuing
(for periods ended June 30, 1995)                            Separate Account     The Fund     Separate Account
                                                             ----------------     ---------    -----------------
                                                                 (actual)         (actual)       (pro forma)
BOND SUB-ACCOUNT and
BOND PORTFOLIO
--------------------

One Year                                                             4.81%          11.42%             4.90%
Five Years                                                           5.61%           9.44%             7.50%
Ten Years (A)                                                        7.61%           8.78%             7.60%

STOCK SUB-ACCOUNT and
CAPITAL GROWTH PORTFOLIO
------------------------

One Year                                                            20.12%          20.31%          13.84%
Five Years                                                           9.39%          11.39%           9.52%
Ten Years (A)                                                        9.87%          13.30%          11.97%

* After deduction of 6% contingent deferred sales charge (assuming a complete redemption at the end of the period).

AVERAGE ANNUAL TOTAL RETURN

Non-Standard Format**                                               The                           Continuing
(for periods ended June 30, 1995)                            Separate Account     The Fund     Separate Account
                                                             ----------------     ---------    -----------------
                                                                 (actual)         (actual)        (pro forma)

BOND SUB-ACCOUNT and
BOND PORTFOLIO
---------------------

One Year                                                            10.15%           11.42%           10.24%
Five Years                                                           6.43%            9.44%            8.26%
Ten Years (A)                                                        7.61%            8.78%            7.60%

STOCK SUB-ACCOUNT and
CAPITAL GROWTH PORTFOLIO
------------------------

One Year                                                            25.37%           20.31%         19.12%
Five Years                                                          10.08%           11.39%         10.21%
Ten Years (A)                                                        9.87%           13.30%         11.97%

**  Assuming contingent deferred sales charge percentage of 0%.

(A) As the Bond Portfolio and the Capital Growth Portfolio commenced operations on July 16, 1985, their performance figures are computed from that date, which results in a measurement period of slightly less than ten full years.

--------------------------------------------------------------------------------
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

         Although the redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio of the Fund in late December 1995 will increase the Bond Portfolio's expense ratio somewhat, it is not expected to have a material effect on the performance of the Fund or the Continuing Separate Account.

                INFORMATION ON THE SEPARATE ACCOUNT AND THE FUND

         The Separate Account was established on November 5, 1982, as a "separate account" under the insurance laws of the State of Illinois. Although Washington National owns the assets of the Separate Account, each Sub-Account's income, gains and losses, realized or unrealized, are credited to or charged against, the assets held in the Sub-Account from which they have arisen without regard to Washington National's other income, gains or losses. The Separate
Account is registered with the U.S. Securities and Exchange Commission (the "SEC") under the 1940 Act as a diversified open-end management investment company -- a type of separate account known as a "managed account." (SEC registration does not involve supervision of the management or the investment practices or policies of the registered investment company.) The Separate Account offers its units of beneficial interest exclusively to the Contract Owners, who have purchased certain variable annuity contracts (which are no longer being sold) from Washington National, and to Washington National and its parent company. As a "series" type of investment company, the Separate Account issues distinct series of units, each of which represents an interest in a separate diversified portfolio or "pool" of investments (a "Sub-Account"). Additional information about the Separate Account is contained in the Separate Account's prospectus (which accompanies this Proxy Statement/Prospectus as Appendix B and is incorporated herein by reference) and in the Separate Account's statement of additional information referred to in the Separate Account's prospectus.

         The Fund was organized in the Commonwealth of Massachusetts on March 15, 1985, as a "Massachusetts business trust." The Fund is registered with the SEC as a diversified, open-end management investment company -- a type of company, in this case, commonly known as a "mutual fund." The Fund offers its shares of beneficial interest exclusively to variable annuity and variable life insurance separate accounts of insurance companies. As a "series" type of investment company, the Fund issues distinct series of shares, each of which represents an interest in a separate diversified portfolio or "pool" of investments (a "Portfolio"). Each of the Fund's Portfolios resembles a separate mutual fund issuing a separate series of shares. Additional information about the Fund is contained in the Fund's prospectus (which accompanies this Proxy Statement/Prospectus as Appendix C and is incorporated herein by reference) and in the Fund's statement of additional information referred to in the Fund's prospectus.

MANAGEMENT OF THE SEPARATE ACCOUNT AND THE FUND

         The Separate Account is managed by a Board of Directors. Washington National acts as investment manager for the Separate Account under an investment management agreement between the Separate Account and Washington National. NBD Bank acts as investment sub-adviser for the Stock Sub-Account under a sub-investment advisory agreement between NBD Bank and Washington National. For a complete discussion of the Separate Account's investment advisory arrangements, see the Separate Account's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix B. As of December 1, 1995, NBD Bancorp, Inc., a Delaware corporation and bank holding company which controls NBD Bank, had merged with First Chicago Corporation, also a Delaware corporation and bank holding company, with First Chicago Corporation's shareholders reportedly owning 50.1% of the merged entity, First Chicago NBD Corporation. In mid-1996, NBD Bank itself reportedly is expected to be merged into The First National Bank of Chicago, First Chicago NBD Corporation's lead bank in Illinois.

         The Fund is managed by a Board of Trustees. Scudder serves as investment adviser for all of the Portfolios currently offered by the Fund. For a complete discussion of the Fund's investment advisory arrangements, see the Fund's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix C.

         Washington National currently serves as the investment manager for the Separate Account, and NBD Bank currently serves as sub-adviser for the Stock Sub-Account. At such time as the Transactions take effect, these investment management relationships will be ended, as the Sub-Accounts of the Continuing Separate Account will then invest only in shares of corresponding Portfolios of the Fund. Because each Sub-Account of the Continuing Separate Account will invest in only one Portfolio, the Continuing Separate Account itself will have no discretion in investment decisions and no need for investment management or advice.

         Pursuant to an Investment Advisory Agreement dated November 14, 1986, Scudder serves as investment adviser for the Bond Portfolio, the Money Market Portfolio, and the Capital Growth Portfolio of the Fund. Scudder is a Delaware corporation which is not affiliated with Washington National. It is located at Two International Place, Boston, Massachusetts 02110-4103. Scudder is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Scudder provides investment counsel to many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. Directly or through affiliates, Scudder provides investment advice to over 50 mutual fund portfolios.

         The Fund's Investment Advisory Agreement terminates automatically in the event of assignment or, with respect to any Portfolio, upon sixty (60) days' notice given by the Fund's Board of Trustees, or by Scudder as the case may be, or by majority vote (as defined in the 1940 Act) of the Fund's shares. Otherwise, the Investment Advisory Agreement will continue in force with respect to any Portfolio so long as its continuance is approved at least annually by a majority of the noninterested members of the Fund's Board of Trustees, and by
(i) a majority vote (as defined in the 1940 Act) of the Fund's  shareholders  or
(ii) a majority of the Fund's Board of Trustees.

         In general, Scudder performs the same investment advisory services for the Fund as Washington National currently does for the Separate Account (as supplemented by the sub-advisory services of NBD Bank with respect to the Stock Sub-Account). Scudder has day-to-day responsibility for making investment decisions and placing investment orders for all of the Fund's Portfolios. Scudder is also responsible for seeing to it that purchases and sales of Portfolio investments are made in a manner consistent with the current investment objectives and policies of each Portfolio. Scudder is responsible for the execution of securities transactions for all Portfolios. Scudder furnishes to the Fund and its Board of Trustees such statistical information and reports as Scudder may deem appropriate or as may be requested by the Fund.

         The Fund's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is and will be to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Scudder will attempt to achieve this result by selecting broker-dealers to execute Portfolio transactions on behalf of the Fund and other clients of Scudder on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In some instances the availability of research or other services is also considered in the selection of broker-dealers. In addition, Scudder may consider sales of variable life insurance policies and variable annuity contracts, for which the Fund is an investment option, as a factor in the selection of broker-dealers to execute portfolio transactions.

ORGANIZATION AND OPERATION OF THE FUND

         Characteristics of the Fund's Shares

         The Fund's shares of beneficial interest are divided into six separate series. The Fund's Board of Trustees is authorized to establish additional Portfolios and to issue additional series of shares without the consent of shareholders or Contract Owners. The Board of Trustees also may, by majority vote, decide at any time to discontinue any Portfolio, subject to compliance with any requirements for governmental approvals or exemptions or approval by owners of annuity contracts or life insurance policies. The Fund intends to exercise this right to discontinue a Portfolio only where, in its sole discretion, it determines that there has been minimal interest in the Portfolio to be eliminated. If the Transactions are approved by the Separate Account Voters, Contract Owners using (through a Sub-Account of the Continuing Separate Account) any Portfolio to be eliminated will be given at least thirty (30) days' notice to make a transfer to another Sub-Account investing in another investment option. (There is no charge for transfers.)

         The Fund's Board of Trustees has approved the adoption of a multiclass plan pursuant to which an additional class of shares of each Portfolio of the Fund would be created, although it is currently anticipated that the Money Market Portfolio would not participate in the plan. Further, it is expected that certain shareholders in the Fund's Portfolios, including the Bond Sub-Account and the Stock Sub-Account of the Separate Account investing in the Bond Portfolio and the Capital Growth Portfolio, respectively, will be issued shares of a newly created class of shares, which will have the same rights and privileges as shares which are currently issued by the Fund.

         Each issued and outstanding share of a Portfolio is entitled to participate equally in dividends and distributions from such Portfolio and in the net assets of such Portfolio (i.e., the assets remaining after satisfaction of outstanding liabilities) upon a liquidation or dissolution. For these purposes, and for purposes of determining the purchase and redemption prices of shares, any assets which are not clearly allocable to a particular Portfolio or Portfolios will be allocated in the manner determined by the Fund's Board of Trustees. Accrued liabilities which are not allocable to one or more Portfolios will generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liability. In the unlikely event that any Portfolio incurred liabilities in excess of its assets, the other Portfolios could be liable for such excess. Similarly, and equally unlikely, each Sub-Account of the Continuing Separate Account could perhaps be liable for claims arising out of another Sub-Account's operations, in some circumstances.

         The Fund's authorized capital consists of an unlimited number of shares of beneficial interest of no par value. The Trustees are authorized to divide the shares into separate series. Shares entitle their holders to one vote per share; however, separate votes will be taken by each series on matters affecting an individual series. Shares have noncumulative voting rights and no preemptive or subscription rights. The Fund is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of the Fund wish to communicate with other shareholders concerning the removal of any Trustee of the Fund, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided for in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of such a trust. Even if, however, the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust includes an express disclaimer of shareholder liability for obligations of the Fund and notice of such disclaimer is normally given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees, and because the Declaration of Trust provides for indemnification out of the Fund's property for any Shareholder held personally liable for the obligations of the Fund.

         Dividends, Distributions, and Taxes

         Each Portfolio qualifies and intends to continue qualifying as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under those provisions, each Portfolio generally will not be subject to federal income or excise tax on the part of its ordinary income and net realized capital gains which it distributes to shareholders. Accordingly, each Portfolio intends to distribute all of such income to the insurance company separate accounts which own its shares, thereby generally avoiding any federal income or excise tax liability. Such distributions to Washington National in respect of the Sub-Accounts of the Continuing Separate Account will be reinvested in additional full and fractional shares of the Portfolio to which they relate. Shares of each Portfolio which are purchased with reinvested distributions paid by such Portfolio will be held in the corresponding Sub-Account of the Continuing Separate Account, and will be appropriately credited to the investment performance of that Sub-Account for the benefit of Contract Owners.

         To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from certain categories of income, including dividends, interest, and gains from the sale or other disposition of "securities"; derive less than 30% of its gross income (without deduction for losses) in each taxable year from the sale or other disposition of "securities" and certain other assets held for less than three months; diversify its portfolio assets; and distribute substantially all of its earnings to shareholders. Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Therefore, the investments and results of the Portfolios will not be aggregated for purposes of determining whether they meet the foregoing requirements.

         Although the Fund intends to operate in such a way that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund would be adversely affected, to the detriment of Contract Owners. This risk does not currently exist for Contract Owners, since the Separate Account, unlike the Fund, need not qualify as a regulated investment company. Indeed, the Separate Account is not treated for tax purposes as an entity separate from Washington National, which is taxed as an insurance company under different provisions of the Code.

         Voting of the Fund's Shares

         The current voting procedures with respect to the Separate Account are set forth under "General Information Regarding Proxy Solicitation," above.

         Each share of all series of the Fund's shares of beneficial interest is entitled to one vote, and the votes of all series are cast on an aggregate basis except on matters where the interests of the Portfolios differ. Where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shareholders in one Portfolio on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Portfolio; and shareholders in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in a fundamental investment policy of a particular Portfolio and approval of an investment advisory agreement.

         If the Transactions are approved by the Separate Account Voters, Washington National will offer Contract Owners the opportunity to instruct Washington National as to how the Fund's shares allocable to their Contracts and held by Washington National in the Continuing Separate Account will be voted with respect to the same kinds of matters as to which Contract Owners are currently entitled to vote. The number of shares held in each Sub-Account of the Continuing Separate Account deemed attributable to each Contract Owner for this purpose will be determined by dividing the total value of the Contract's Accumulation Units (or, after Annuity Payments commence, the amount of Contract reserves) allocable to that Sub-Account by the net asset value of one share of the corresponding Portfolio of the Fund as of the record date. Fractional votes will be counted. Shares of the Fund in any Sub-Account which are not attributable to the Contracts or for which no voting instructions are timely received by Washington National will be voted in the same proportion as the shares for which voting instructions are timely received under the Contracts. Thus, although voting instructions will be reflected somewhat differently after the Transactions than before, Washington National believes that this will not result in any significant diminution of Contract Owners' voting privileges.

         Notwithstanding the foregoing, it is anticipated that the Transactions will result in dilution of the voting influence which Contract Owners have with respect to the funding medium for their Contracts. This dilution is attributable to the fact that other separate accounts have voting interests in the Fund, and shares of the Fund which are held in separate accounts of insurance companies other than Washington National will be voted in accordance with instructions of the owners of policies or contracts issued by such other companies.

         Certain Ownership Interests

         As of December 31, 1995, Washington National owned of record and beneficially 45.0%, 64.8%, and 29.9% of the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account, respectively, of the Separate Account. Its ownership interests will not be affected by the Transactions. As of December 31, 1995, all directors and officers of the Separate Account, as a group, owned less than one percent of the equity securities of each Sub-Account. Based on the December 31, 1995, relative sizes of the Separate Account and the Fund, the Separate Account would become both the record and beneficial owner of 14.6%, 2.1%, and 8.7% of the Bond Portfolio, the Money Market Portfolio, and the Capital Growth Portfolio, respectively, of the Fund.

         As of December 31, 1995, the following persons owned of record or beneficially five percent or more of the outstanding shares in one or more Portfolios of the Fund: Mutual of America Life Insurance Company of New York (666 Fifth Avenue, New York, NY 10103) and its subsidiary American Life Insurance Company (666 Fifth Avenue, New York, NY 10103) (collectively, the "Mutual of America group"), and Charter National Life Insurance Company (8301 Maryland Avenue, St. Louis, MO 63105) and its subsidiary Intramerica Life Insurance Company (1 Blue Hills Plaza, Pearl River, NY 10965) (collectively, the "Charter National group") owned of record and beneficially 55.1 and 35.5%, respectively, of the Bond Portfolio. The Charter National Group and The Union Central Life Insurance Company (1876 Waycross Road, Cincinnati, OH 45240) ("Union Central") owned of record and beneficially 61.2% and 37.7%, respectively, of the Money Market Portfolio. The Mutual of America group and the Charter National group owned of record and beneficially 62.9% and 29.9%, respectively, of the Capital Growth Portfolio. The Charter National group, the Mutual of America group, Union Central, and Aetna Life Insurance and Annuity Company (151 Farmington Avenue, Hartford, CT 06156) ("Aetna Life") owned of record and beneficially 45.6%, 18.1%, 20.1%, and 12.6%, respectively, of the Fund's total outstanding shares. As of December 31, 1995, all trustees and officers of the Fund, as a group, owned less than one percent of the equity securities of each Eligible Portfolio and less than one percent of the Fund's total outstanding shares. Based on the December 31, 1995, relative sizes of the Separate Account and the Fund, upon consummation of the Transactions: the Mutual of America group, and the Charter National group would own of record and beneficially 47.0%, and 30.3%, respectively, of the Bond Portfolio of the Fund; the Charter National group and Union Central would own of record and beneficially 59.9% and 36.9%, respectively, of the Money Market Portfolio of the Fund; the Mutual of America group and the Charter National group would own of record and beneficially 57.4% and 27.3%, respectively, of the Capital Growth Portfolio of the Fund; and the Charter National group, the Mutual of America group, Union Central, and Aetna Life would own of record and beneficially 44.1%, 17.5%, 19.5%, and 12.2%, respectively, of the Fund's total outstanding shares.

DIVISIONS OF THE SEPARATE ACCOUNT AND THE FUND

         Sub-Accounts of the Separate Account

         The Separate Account is comprised of three Sub-Accounts. The investment objectives of the Sub-Accounts stated below are not fundamental policies and may be changed without the approval of the Contract Owners. There is no assurance that the investment objectives will be achieved. The following is a summary of each Sub-Account's investment objectives and practices:

         Bond Sub-Account objective -- To obtain as high a level of current income as possible while preserving capital. Investments will be made primarily in fixed-income securities. It is anticipated that 85% of the assets will be invested in (1) securities issued or guaranteed by the United States Government or its agencies and (2) publicly traded, investment grade nonconvertible corporate debt securities issued by United States corporations which bear one of the four highest bond ratings of either Moody's Investors Service, Inc. or Standard & Poor's Corporation.

         Short-Term Portfolio Sub-Account objective -- To obtain a moderate level of current income, consistent with liquidity and preservation of capital. We will pursue this investment objective by investing in high quality money market instruments such as: obligations of the U.S. Government, its agencies, and instrumentalities; certificates of deposit; bankers' acceptances; commercial paper; corporate bonds, notes and other debt instruments; variable amount demand master notes; repurchase agreements; reverse repurchase agreements; and when-issued and delayed delivery securities. The assets will consist entirely of cash and investments having a maturity date of sixty (60) days or less from the date of purchase.

         Stock Sub-Account objective -- To achieve long-term capital growth through capital appreciation and income. The assets of the Stock Sub-Account are expected to be invested primarily in equity-type investments, including common stocks and securities convertible into common stocks, which investments may be maintained in both rising and declining markets.

         For a complete discussion of each Sub-Account's investment policies and restrictions, see the Separate Account's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix B.

         Portfolios of the Fund

         At present the Fund is comprised of six Portfolios (only three of which will be available to Contract Owners through the Continuing Separate Account), but existing Portfolios may be discontinued and additional Portfolios may be established by the Fund's Board of Trustees in the future. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Fund's Board of Trustees without a vote of the Shareholders. The following is a summary of the investment objectives and policies of the Portfolios:

         Bond Portfolio objective -- The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into futures contracts on debt securities and related options for hedging purposes.

         Money Market Portfolio objective -- The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio uses the amortized cost method of securities valuation.

         Capital Growth Portfolio objective -- The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

         For a complete discussion of each Portfolio's investment policies and restrictions, see the Fund's prospectus dated May 1, 1995, which accompanies this Proxy Statement/Prospectus as Appendix C.

SALE OF THE CONTRACTS AND FUND SHARES

         The Contracts were sold by Washington National's life insurance agents, who were licensed to sell variable annuities and were registered representatives of Washington National Equity Company ("WNEC"), formerly a wholly-owned subsidiary of WNC. Until March 31, 1990, WNEC was registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), was a member of the National Association of Securities Dealers, Inc. ("NASD"), and was the principal underwriter of the Separate Account. Although no sales load is imposed on Purchase Payments at the time they are received, a contingent deferred sales charge of 6% of the amount withdrawn is charged in connection with certain withdrawals. The Contracts could also have been sold by registered representatives of other NASD member broker-dealers who were authorized to sell variable annuity contracts. The commissions paid to dealers did not exceed 6% of Purchase Payments. The Contracts are no longer being sold; however, additional Purchase Payments will continue to be accepted in accordance with contractual provisions. Washington National currently does not intend to issue new Contracts following the consummation of the Transactions.

         Shares of beneficial interest in each Portfolio of the Fund are offered continuously to the separate accounts of Participating Insurance Companies by Scudder Investor Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Scudder. The Distributor is registered as a broker-dealer under the 1934 Act, is a member of the NASD, and is the principal underwriter of the Fund. The Distributor accepts orders for shares at their net asset value, as no sales commission or load is charged.

DEDUCTIONS, CHARGES, FEES, AND EXPENSES

         Deductions and Charges Under the Contracts

         If the Transactions are approved by the Separate Account Voters and implemented, certain Separate Account annual expenses will not be incurred directly by the Continuing Separate Account but, in effect, will be replaced by the Fund's fees and expenses (discussed under "Fees and Expenses of the Fund," below). Other deductions and charges under the Contracts will continue to apply to the Continuing Separate Account. Specifically, the Separate Account's investment management charge and charge for other expenses (discussed under "Other Expenses of the Separate Account," below) will be discontinued, although the Contracts' contingent deferred sales charge, contract maintenance charge, annuity rate guarantee deductions, and financial accounting service charge will continue to apply.

         Contingent Deferred Sales Charge. Washington National does not make any deduction for sales charges when Purchase Payments are received. The full amount is invested and credited to the Contracts, although sales expenses for items such as commissions, preparation of sales literature, and other promotional activities were incurred in connection with their sale. Washington National does, however, assess a contingent deferred sales charge in connection with certain withdrawals. This charge is made at the rate of 6% of the amount withdrawn and is deducted from the amount withdrawn. The contingent deferred sales charge is made only when a withdrawal, partial or full (including applying the Accumulated Value to a Paid-Up Annuity in certain circumstances), is made from the Contract and is designed to recover those sales expenses. The charge does not apply to Purchase Payments made six years or more prior to the withdrawal, and it will never exceed 6% of Purchase Payments. Because the proceeds received from such charge are not sufficient to pay such expenses, Washington National pays the excess out of its general funds, which include proceeds derived from the annuity rate guarantee deductions.

         Contract   Maintenance   Charge.   On  each  Contract  or   Certificate
Anniversary, or on the date of full withdrawal or election of a Settlement Option if that date is not the Contract or Certificate Anniversary, Washington National deducts from the Accumulated Value of the Contract a charge for establishing and maintaining records. The annual charge is currently $30 for each Contract and Certificate. The charge is made pro-rata from the Accumulated Value of each Sub-Account and the Fixed Account under the Contract, and the number of Accumulated Units credited will be reduced accordingly. This charge is not guaranteed, may be changed in the future and may be deducted more frequently than annually. Washington National currently waives this charge if, on the last day of the Contract Year, the Contract has an Accumulated Value of $20,000 or more, or if $1,000 or more in Purchase Payments were made during the Contract Year.

         Investment Management Charge. Prior to the Transactions, an investment management charge is made each business day against the assets of the Separate Account at an annual rate of 0.50%, and in some Contracts was guaranteed. Washington National has contracted with NBD Bank to act as Sub-Advisor for and to manage the investments of the Stock Sub-Account, for which Washington National pays NBD Bank a fee of 0.40% of the average net assets of the Stock Sub-Account. After the Transactions, an investment advisory charge will no longer be made against the assets of the Continuing Separate Account. Instead, an investment advisory fee will be reflected in the net asset value of the shares of each Portfolio of the Fund. The level of the investment advisory fee depends on the particular Portfolio. This investment advisory fee may be modified if approved by the Board of Trustees of the Fund and by Contract Owners and others with an interest in the Fund.

         Annuity Rate Guarantee Deductions. Both before and after annuity payments begin, a charge is made each business day against the assets of the Separate Account under the Contracts at an annual rate of 0.80% for annuity rate guarantees. In this respect, the Contract Owner in the Continuing Separate Account will not be in a different situation after the Transactions than before. As has been the case prior to the Transactions, the contingent deferred sales charge (described in "Contingent Deferred Sales Charge," above) may not be adequate to pay all the distribution costs. Any shortfall will be borne by Washington National from its general assets, including profits derived from the annuity rate guarantee deduction.

         Financial Accounting Service Charge. Washington National provides financial accounting services to the Separate Account under an Administrative Services Agreement between the Separate Account and Washington National. Such services include preparation and maintenance of all accounting, bookkeeping, financial and other statements for the conduct of the business and operations of the Separate Account. For providing these services, a charge is made each business day against the assets of the Separate Account and paid to Washington National at an annual rate of 0.35%. The charge is designed to cover the actual expenses incurred in providing these services, and Washington National does not expect to profit from the charge. The amount of the charge is guaranteed not to be increased, but may be imposed on a more or less frequent basis.

         Other Expenses of the Separate Account. Prior to the Transactions, the Separate Account pays all taxes, interest, brokerage fees and commissions, fees and expenses of legal counsel and independent auditors, custodian fees and expenses, expenses associated with meetings of the Contract Owners, expenses incurred in the preparation, printing and distribution of reports and prospectuses by the Separate Account to its current Contract Owners, fees of and expenses incurred by directors of the Separate Account who are not Washington National's directors, officers or employees, fees and expenses associated with the approval, qualification or registration of the Contracts, extraordinary expenses if permitted by applicable laws and regulations, and all other fees and expenses incurred by or on behalf of the Separate Account which are not borne by Washington National under the advisory agreement or an administrative services agreement or by the underwriter under a distribution agreement. These expenses are allocated among Sub-Accounts as the Board of Directors deems is appropriate, which is generally in proportion to the net assets of the Sub-Accounts. During 1994, charges were made against the assets of each Sub-Account of the Separate Account at an annual rate of 0.20%. After the Transactions, a charge for other expenses will no longer be made against the assets of the Continuing Separate Account. Instead, the payment of other expenses will be reflected in the net asset value of the shares of each Portfolio of the Fund. The level of these other expenses depends on the particular Portfolio.

         Premium Taxes. Various states and municipalities impose a premium tax of up to 3.5% upon Purchase Payments received by insurance companies. At present, Washington National pays those taxes but reserves the right to deduct premium taxes from Purchase Payments or to charge them against the Contracts or Certificates to which they are attributable in the future.

         Fees and Expenses of the Fund

         Investment Advisory Fees. Just as the Separate Account (prior to the Transactions) is responsible for payment of an investment management charge, the Fund is responsible for payment of an investment advisory fee. For its services, Scudder charges a fee which is accrued daily against the assets of each Portfolio. The investment advisory fee charged to each Eligible Portfolio, stated as an annual percentage of the average daily value of the net assets, is:

         Bond Portfolio                         0.475%
         Money Market Portfolio                 0.370%
         Capital Growth Portfolio               0.475%

         The amount of the investment advisory fee paid to Scudder (as outlined above) is less for each of the three available Portfolios than the 0.50%-per-year investment management charge currently paid by all three Sub-Accounts of the Separate Account to Washington National.

         Other Expenses of the Fund. The Fund pays certain of its expenses and also makes payments to Scudder and to Scudder Investor Services, Inc. and Scudder Fund Accounting Corporation for clerical, accounting, and certain other services they provide to the Fund. In 1994, these expenses and payments, stated as an annual percentage of the daily value of each Eligible Portfolio's net assets, were:

        Bond Portfolio                         0.105%
        Money Market Portfolio                 0.190%
        Capital Growth Portfolio               0.105%

Following the redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio in late December 1995, these expenses and payments are anticipated to increase to approximately 0.195% of the daily value of the Bond Portfolio's net assets.

         Under the investment advisory agreements between the Fund, on behalf of its Portfolios, and Scudder, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with Scudder; the cost of preparing and distributing reports and notices to shareholders. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. Such expenses are calculated daily and will be reflected in the value of the Fund's assets and, thus, in the net asset value of Portfolio shares held by the Sub-Accounts of the Continuing Separate Account. Any such expenses which are not clearly allocable to a particular Portfolio or Portfolios will be allocated among the Portfolios in the manner determined by the Fund's Board of Trustees.

SUPPLEMENTARY FINANCIAL INFORMATION

         Condensed Financial Information for the Separate Account

         As a supplement to the ten fiscal years of condensed financial information for each Sub-Account contained in the Separate Account's prospectus dated May 1, 1995 (accompanying this Proxy Statement/Prospectus as Appendix B), the following corresponding data are presented for the six months ended June 30, 1995:



SEPARATE ACCOUNT I OF WASHINGTON NATIONAL INSURANCE COMPANY

Selected Data per Accumulation  Unit Outstanding  throughout the Period
(for the six months ended June 30, 1995) (unaudited)

                                                                                        Short-Term
                              Sub-Account:                                   Bond        Portfolio          Stock
                                                                             ----        ---------          -----
Per accumulation unit data:

  Investment income                                                          $ 0.09         $ 0.05         $ 0.04
  Expenses                                                                   ( 0.02)        ( 0.01)        ( 0.02)
NET INVESTMENT INCOME                                                          0.07           0.04           0.02
  Net realized and unrealized gain (loss) on investments                       0.15           ---            0.50
                                                                              -----          ------         ------
  Net increase (decrease) in accumulation unit value                           0.22           0.04           0.52
  Accumulation unit value at beginning of period                               2.16           1.70           2.54
                                                                              -----          ------         ------

ACCUMULATION UNIT VALUE AT END OF PERIOD                                     $ 2.38         $ 1.74         $ 3.06
                                                                              =====          ======         ======
Ratios:
  Ratio of expenses to average net assets                                      1.78%          1.84%          1.87%
  Ratio of net investment income to average assets                             5.75           4.18           1.11
  Portfolio turnover rate                                                       ---           ---            3.31
Number of accumulation units outstanding at end of period
  (000's omitted)                                                             5,173            983           9,714

------------------------------
See notes to financial statements in the Separate Account's Semi-Annual Report dated June 30, 1995.

         Financial Highlights for the Fund

         As a supplement to the complete fiscal years of financial highlights for each Eligible Portfolio contained in the Fund's prospectus dated May 1, 1995 (accompanying this Proxy Statement/ rospectus as Appendix C), the following corresponding data are presented for the six months ended June 30, 1995:

SCUDDER VARIABLE LIFE INVESTMENT FUND
Selected Data per Share Outstanding throughout the Period (for the six months ended June 30, 1995) (unaudited)

                                                                                           Money          Capital
                               Portfolio:                                   Bond (D)      Market          Growth
                                                                           ---------      -------        -------
Per Share Data (A)

Net asset value, beginning of period                                         $ 6.48        $ 1.000         $12.23
Income from investment operations:
  Net investment income                                                         .21           .028            .06
  Net realized and unrealized gain (loss) on investment transactions            .45          ---             1.90
                                                                              -----          -----         ------
Total from investment operations                                                .66           .028           1.96
                                                                              -----          -----         ------

Less distributions from:
  Net investment income                                                      (  .21)        ( .028)        (  .04)
  Net realized gains on investment transactions                                ---             ---         (  .43)
                                                                              -----          -----         ------

Total distributions                                                          (  .21)        ( .028)        (  .47)
                                                                              -----          -----         ------

Net asset value, end of period                                               $ 6.93        $ 1.000         $13.72
                                                                              =====          =====         ======

Total Return (%) (B)                                                          10.40          2.83           16.48
Ratios and Supplemental Data
Net assets, end of period ($ millions)                                          146            84             290
Ratio of operating expenses, net to average net assets (%) (C)                  .56           .50             .57
Ratio of net investment income to average assets (%) (C)                       6.45          5.63             .92
Portfolio turnover rate (%) (C)                                              157.99          ---           159.11

---------------------

(A) Per share amounts have been calculated using the monthly-average-shares-outstanding-during-the- period method.
(B)  Not annualized.
(C)  Annualized.
(D) Since the above figures are as of June 30, 1995, they do not reflect the subsequent redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio of the Fund in late December 1995. See notes to financial statements in the Fund's Semi-Annual Report dated June 30, 1995.

                    AVAILABILITY OF CERTAIN OTHER INFORMATION

         The Separate Account and the Fund are subject to various reporting and filing requirements pursuant to statutes administered by the SEC. The balance of this registration statement, of which this Proxy Statement/Prospectus forms a part, as well as reports, proxy statements, and other information filed with the SEC by the Separate Account or the Fund, can be inspected and copied at the public reference facilities maintained by the Commission at: 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the SEC at prescribed rates by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

         The Board of Directors of the Separate Account unanimously recommends a vote FOR the Transactions.

                                  OTHER MATTERS

         The Board of Directors of the Separate Account knows of no other matters which are likely to be brought before the Special Meeting. In the event any other matters do properly come before the Special Meeting, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

                                   APPENDIX A

           FORM OF ASSET TRANSFER AGREEMENT AND PLAN OF REORGANIZATION

         A form of the Asset Transfer Agreement and Plan of Reorganization to be executed by Washington National, the Separate Account, and the Fund immediately follows this page.

                            ASSET TRANSFER AGREEMENT
                                       and
                             PLAN OF REORGANIZATION
                                       for
                               Separate Account I
                                       of
                      Washington National Insurance Company


         This Asset Transfer Agreement and Plan of Reorganization (the "Agreement"), entered into as of the _____ day of ___________, 1996, by and among Washington National Insurance Company ("Washington National"), a stock life insurance company organized and existing under the laws of the State of Illinois, Separate AccountI of Washington National Insurance Company (the "Separate Account"), a separate account established and existing under the insurance laws of the State of Illinois, and Scudder Variable Life Investment Fund (the "Fund"), a "Massachusetts business trust" organized and existing under the laws of the Commonwealth of Massachusetts, on behalf of each of its Bond Portfolio, Money Market Portfolio, and Capital Growth Portfolio; WITNESSETH that,

         WHEREAS, the Separate Account is currently comprised of three investment divisions ("Sub-Accounts"), is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is the funding vehicle for certain variable annuity contracts (the "Contracts") issued by Washington National; and

         WHEREAS, the Board of Directors of the Separate Account has approved a set of transactions (the "Transactions") reorganizing the Separate Account into an unmanaged separate account (the "Continuing Separate Account"), which shall be registered with the Commission as a unit investment trust under the 1940 Act; and

         WHEREAS, the Fund is a series-type mutual fund which is currently comprised of six (6) investment portfolios ("Portfolios"), and is registered with the Commission as an open-end, diversified management investment company under the 1940 Act; and

         WHEREAS, each Sub-Account of the Continuing Separate Account will invest solely in a series of the Fund's shares of beneficial interest corresponding to a particular Portfolio of the Fund; and

         WHEREAS, the Board of Directors of the Separate Account has further determined that the registration statement of the Separate Account shall be amended, to the extent required by law, to reflect the Transactions contemplated by this Agreement; and

         WHEREAS, the Fund does and, to the extent permitted by the 1940 Act, may continue to serve as an investment vehicle for variable life insurance policies and variable annuity contracts issued by unaffiliated insurance companies; and

         WHEREAS, the Board of Directors of Washington National and the Board of Trustees of the Fund have each considered and approved the actions contemplated by this Agreement; and

         WHEREAS, this Agreement is conditioned upon approval of the Transactions described herein by vote of a majority of the outstanding voting securities of the Separate Account, as defined in the 1940 Act and rules thereunder, at a meeting of the owners of the Contracts (the "Contract Owners") and other persons entitled to vote in respect of the Separate Account (collectively, the "Separate Account Voters"), called for that purpose, or any adjournments thereof;

         NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:


ARTICLE I: CLOSING DATE

         SECTION 1.01. The Transactions contemplated by this Agreement shall be effective on such date as may be mutually agreed upon by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the Transactions are consummated is referred to hereinafter as the "Effective Time."

         SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory and Separate Account Voter approvals and perform all other acts necessary or desirable to complete the Transactions as of the Closing Date.


                            ARTICLE II: TRANSACTIONS

         SECTION 2.01. As of the Effective Time, Washington National, on behalf of the Separate Account, will sell, assign, and transfer all cash except for a minimal amount needed to keep bank accounts open, all securities and other investments held or in transit, all accounts receivable for sold investments, and all dividends and interest receivable (collectively, "portfolio assets") of the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account of the Separate Account to the Fund to be held as the property of the Fund's Bond Portfolio, Money Market Portfolio, and Capital Growth Portfolio, respectively.

         SECTION 2.02. In exchange for the portfolio assets of the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account of the Separate Account, the Fund will issue to Washington National, on behalf of each such Sub-Account of the Continuing Separate Account, shares of beneficial interest in the series corresponding to the Fund's Bond Portfolio, Money Market

Portfolio, and Capital Growth Portfolio, respectively, and will assume any unsatisfied liability incurred by the Separate Account before the Effective Time to pay for securities or other investments purchased and to pay accrued investment management fees. The number of shares of beneficial interest in each series of the Fund to be issued in the exchange shall be determined by dividing the value of the net assets of each Sub-Account of the Separate Account to be transferred (using the valuation procedures set forth in the Fund's Declaration of Trust, as amended, prospectus or statement of additional information, and currently effective valuation resolution as adopted by the Fund's Board of Trustees) as of the close of trading on the first business day preceding the Closing Date, by the per share value of the corresponding series of the Fund's shares of beneficial interest as of the Effective Time or such other date required by law. All such computations shall be made in cooperation with the auditors of the Fund who will apply certain procedures designed to test such computations as agreed by the Fund.

         SECTION 2.03. As of the Effective Time, Washington National shall cause the shares of beneficial interest in the Fund it receives pursuant to Section
2.02 of this Agreement to be duly and validly recorded and held on its records as assets of the Continuing Separate Account, such that the Contract Owners' interests in each Sub- Account of the Continuing Separate Account after the Closing Date will then be equivalent to their former interests in each Sub-Account of the Separate Account. Washington National shall take all action necessary to ensure that such interests in the Continuing Separate Account, immediately following the Effective Time, are duly and validly recorded on the Contract Owners' individual account records.

         SECTION 2.04. The Fund's shares of beneficial interest to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each such share of beneficial interest that is issued pursuant to Section 2.02 of this Agreement will be deemed to have been issued for a consideration equal to the net asset value per share of the corresponding Portfolio of the Fund as of the Effective Time or such other date required by law.

         SECTION 2.05. If, at any time after the Closing Date, the Continuing Separate Account, the Fund, or Washington National shall determine that any further conveyance, assignment, documentation, or action is necessary or desirable to complete the Transactions contemplated by this Agreement or confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions which are considered reasonable and necessary to complete the Transactions.

         SECTION 2.06. Following the Closing Date, Washington National shall cease charging the Continuing Separate Account for investment management services and other expenses, although Washington National shall continue charging the Continuing Separate Account for annuity rate guarantees and financial accounting services.

                     ARTICLE III: WARRANTIES AND CONDITIONS

         SECTION 3.01. The Separate Account, Washington National, and the Fund, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns (e.g., the Continuing Separate Account):

         (a) There are no suits, actions, or proceedings pending or threatened against any party to this Agreement which, to its knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder.

         (b) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or of the District of Columbia pending against any party to this Agreement which, to its knowledge, would lead to any suit, action, or proceeding that would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder.

         (c) Should any party to this Agreement become aware, prior to the Effective Time, of any suit, action, or proceeding, of the types described in paragraphs (a) or (b) above, instituted or commenced against it, such party shall immediately notify and advise all other parties to this Agreement.

         (d) Immediately prior to the Effective Time, Washington National shall have valid and unencumbered title to the portfolio assets of the Separate Account, except with respect to those assets for which payment has not yet been made.

         (e) Each party shall make available all information concerning itself which may be required in any application, registration statement, or other filing with a governmental body to be made by Washington National, the Separate Account, or the Fund or any or all of them, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by its counsel. Each party represents and warrants that all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (f) The Separate Account and Washington National warrant and represent that the audited financial statements of the Separate Account as of and for the year ended December 31, 1995, which will be furnished to the Fund prior to the execution of this Agreement, fairly present the financial condition of the Separate Account as of that date in conformity with generally accepted accounting principles consistently applied.

         (g) The Separate Account will provide to the Fund an unaudited statement of assets and liabilities and the related statement of operations and statement of changes in net assets for each semi-annual period occurring between January 1, 1996, and the Closing Date.

         (h) The Separate Account and Washington National warrant and represent that each Sub-Account of the Separate Account has satisfied or will satisfy the diversification requirements of, and the Contracts have or will be treated as annuities under, Section 817(h) of the Internal Revenue Code of 1986, as amended, and the underlying Treasury regulations for the two calendar quarters preceding the Closing Date.

         (i) From the date of this Agreement through the Closing Date, the Separate Account and Washington National will conduct their business in accordance with the governing Rules and Regulations of the Separate Account and in substantial compliance with the Illinois Insurance laws and the terms of the Contracts.

         (j) Other than with respect to contracts entered into in connection with the portfolio management of the Separate Account which shall terminate on or prior to the Closing Date, no party is engaged currently, and the execution, delivery and performance of this Agreement by each party will not result, in a material violation of any such party's charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party's knowledge, the execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party may be a party or to which it is bound.

         SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

         (a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time.

         (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Transactions contemplated hereby.

         (c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, including exemptions from Sections 26(a)(2)(C) and 27(c)(2) of the 1940 Act, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities.

         (d) The Separate Account and the Fund shall have filed with the Commission a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), and such pre-effective amendments thereto as may be necessary or desirable to effect the purposes of the Transactions; and the appropriate parties shall have taken all actions necessary for such filings to become effective; and no reason shall be known by the parties which would prevent the filings from becoming effective in a timely manner.

         (e) At a meeting of the Separate Account Voters called for such purpose (or any adjournments thereof), a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Separate Account shall have voted in favor of approving this Agreement and the Transactions contemplated hereby.

         (f) The Board of Trustees of the Fund shall have approved this Agreement and adopted it as a valid obligation of the Fund and legally binding upon it.

         (g) All of the Contracts have been offered and sold in compliance with applicable requirements of the federal securities laws.

         (h) The Fund shares to be issued pursuant to Section 2.02 of this Agreement are duly authorized and, upon the Closing, will be validly issued and fully paid and non-assessable and conform in all material respects to the description thereof contained in the registration statement on Form N-14. The sale of the Fund shares pursuant to Section 2.02 of this Agreement will be duly registered under the 1933 Act; all reports required to be filed and fees required to be paid in connection therewith shall have been duly and timely filed and paid; and no stop order shall have been entered in connection therewith.

         (i) Washington National and the Separate Account shall have received an opinion of counsel to the Fund in form and substance reasonably satisfactory to Washington National and the Separate Account to the effect that, as of the Closing Date,

                  (1) the Fund has been duly organized, is existing in good standing, and is authorized to issue shares of beneficial interest for the purposes contemplated by this Agreement and is duly registered and in good standing as an investment company under the 1940 Act,

                  (2) the Fund's shares of beneficial interest to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided herein, will be validly issued, fully paid, and non-assessable,

                  (3) to counsel's knowledge and belief, all corporate and other proceedings required to be taken by or on the part of the Fund to authorize and carry out this Agreement and effect the Transactions have been duly and properly taken, and

                  (4) this Agreement is a valid obligation of the Fund and legally binding upon it in accordance with its terms.

         (j) The Fund and the Separate Account shall have received an opinion from counsel to Washington National (who may be in-house counsel and/or the same as counsel to the Separate Account) in form and substance reasonably satisfactory to the Fund and the Separate Account to the effect that, as of the Closing Date,

                  (1) Washington National and the Separate Account are validly organized and established, respectively, and in good standing under the laws of the State of Illinois and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and effect the transactions contemplated hereby,

                  (2) the Separate Account is duly registered and in good standing as an investment company under the 1940 Act,

                  (3) the Contracts are validly issued and non-assessable,

                  (4) to counsel's knowledge and belief, all corporate and other proceedings necessary and required to be taken by or on the part of Washington National and the Separate Account to authorize and carry out this Agreement and to effect the Transactions have been duly and properly taken, and

                  (5) this Agreement is a valid obligation of Washington National and the Separate Account and legally binding upon them in accordance with its terms.

         (k) Each party shall have furnished, as reasonably requested by any other party, other legal opinions, officers' certificates, incumbency certificates, certified copies of board and committee resolutions, certificates of good standing or "all fees paid" or similar certificates, and other closing documentation as may be appropriate for a transaction of this type.


                                ARTICLE IV: COSTS

         SECTION 4.01. Washington National shall bear all expenses incurred by it and by the Separate Account in connection with effecting the Transactions contemplated by this Agreement (including, without limitation, any expenses in connection with: actions taken pursuant to Section 2.05 of this Agreement; preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; and all legal, accounting, and data processing services for Washington National and the Separate Account necessary to effect the Transactions). The Fund shall bear the costs of fulfilling its obligations hereunder (including, without limitation, Commission registration fees for Fund shares, the cost of actions taken pursuant to Section

2.05 of this Agreement, and the cost of providing an opinion of counsel pursuant to Section 3.02(j) of this Agreement).


                             ARTICLE V: TERMINATION

         SECTION 5.01. This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time, notwithstanding approval by the Separate Account Voters,

         (a) by mutual consent of the parties hereto,

         (b) by any of the parties if any condition set forth in Section 3.02 of this Agreement has not been fulfilled by the other parties, or

         (c) by any of the parties if the Transactions do not occur as of _________________ and no subsequent date can be mutually agreed upon.

         SECTION 5.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver will not have a material adverse effect on the interests of Contract Owners.


                               ARTICLE VI: GENERAL

         SECTION 6.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         SECTION 6.02. The Fund is organized as a Massachusetts business trust, and references in this Agreement to the Fund mean and refer to the Trustees from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Fund conducts its business. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Fund personally, but bind only the property of the Fund, as provided in the Fund's Declaration of Trust. Moreover, no series of the Fund other than the Bond Portfolio, the Money Market Portfolio, and the Capital Growth Portfolio shall be responsible for the obligations of the Fund hereunder, and all persons shall look only to the respective assets of each of the Portfolios to satisfy the obligations of the Fund hereunder. The execution and the delivery of this Agreement have been authorized by the Fund's Board of Trustees, on behalf of each of the Portfolios, and this Agreement has been signed by authorized officers of the Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Portfolios, as provided in the Fund's Declaration of Trust.

         SECTION 6.03. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

                                      * * *

         IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf by its Chairman, President, or Vice President and attested by its Secretary or Assistant Secretary, all thereunto duly authorized.


                                            WASHINGTON NATIONAL INSURANCE
Attest:                                     COMPANY


________________________________            By: _______________________________
Craig R. Edwards                                James E. Dresmal
Secretary                                       Vice President


                                           SEPARATE ACCOUNT I OF
                                           WASHINGTON
Attest:                                    NATIONAL INSURANCE COMPANY


________________________________           By: ________________________________
Craig R. Edwards                           James E. Dresmal
Secretary                                  Chairman of the Board of Directors


                                           SCUDDER VARIABLE LIFE INVESTMENT
                                           FUND (on behalf of each of its Bond
                                           Portfolio, Money Market Portfolio,
                                           and Capital Growth Portfolio)
Attest:


________________________________           By: ________________________________
Thomas F. McDonough                            David B. Watts
Secretary                                      President

                                   APPENDIX B

           SEPARATE ACCOUNT 1 of WASHINGTON NATIONAL INSURANCE COMPANY

                          Prospectus dated May 1, 1995

The Separate Account's prospectus dated May 1, 1995, immediately follows this page.

                                INSURANCE COMPANY
                          LINCOLNSHIRE, ILLINOIS 60069
           A Washington National Corporation Financial Service Company

                                     WN PLAN
                       DEFERRED VARIABLE ANNUITY CONTRACT
                      FUNDED THROUGH SEPARATE ACCOUNT I OF
                      WASHINGTON NATIONAL INSURANCE COMPANY
                          LINCOLNSHIRE, ILLINOIS 60069
                                 (708) 793-3000

BOND SUB-ACCOUNT
High level of current income with capital preservation

                        SHORT-TERM PORTFOLIO SUB-ACCOUNT
                 Moderate level of current income with liquidity
                                STOCK SUB-ACCOUNT
                       Long-term capital growth and income

The Deferred Variable Annuity Contracts described in this prospectus are designed for retirement planning purposes by individuals who may or may not qualify for special tax treatment under the Internal Revenue Code and by tax-qualified retirement plans and trusts. The Contracts were offered on a group and individual basis, and may be paid by a single Purchase Payment or by periodic Purchase Payments. Purchase Payments may be allocated to one or more of the Sub-Accounts of the Separate Account and/or to the Fixed Account. Washington National Insurance Company is no longer selling new Contracts but is continuing to accept Purchase Payments under existing Contracts.

This prospectus provides information about Washington National and Separate Account I that a prospective investor should know before investing. Additional information about Washington National, Separate Account I and the Contracts has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1995, and is available without charge upon written or oral request to Washington National Insurance Company, Life and Annuity Administration, 300 Tower Parkway, Lincolnshire, Illinois 60069
(telephone: (708) 793-3243). The Statement of Additional Information is incorporated herein. To obtain, simply fill out the postcard which accompanies this prospectus and return it to us. The Table of Contents of the Statement of Additional Information appears on page 34 of this prospectus.

Investments in the Short-Term Portfolio, Bond and Stock Sub-Accounts are neither insured nor guaranteed by the U.S. Government, and none of the Sub-Accounts maintains a stable net asset value. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

          The date of this Prospectus is May 1, 1995.

                        TABLE OF CONTENTS
                                                              Page
  DEFINITIONS                                                  4
  SUMMARY                                                      5
     Separate Account I Fee Table                              5
     Separate Account I                                        6
     Free Look Right                                           7
     Purchase Payments                                         7
     Allocation of Purchase Payments                           7
     Transfers of Contract Accumulated Values                  7
     Charges and Deductions                                    7
  CONDENSED FINANCIAL INFORMATION                              9
  PERFORMANCE DATA                                            13
  THE COMPANY                                                 14
  THE SEPARATE ACCOUNT                                        14
  THE SUB-ACCOUNTS                                            15
     Bond Sub-Account                                         15
     Short-Term Portfolio Sub-Account                         16
     Stock Sub-Account                                        16
     Investment Policies and Restrictions                     16
     Valuation of Assets                                      17
  THE CONTRACTS                                               18
     PRIOR TO MATURITY (ACCUMULATION PERIOD)                  18
       Purchase Payments                                      18
       Sub-Account Allocations                                18
       Transfers of Accumulated Values                        18
       Accumulated Value                                      19
       Termination of Participation                           19
       Cash Surrender and Withdrawals                         19
       Withdrawals May Be Taxable                             20
       Loan From 403(b) Contracts                             20
       Options on Discontinuance of Purchase Payments         20
       Payment at Death                                       21
       Time and Delay of Payment                              21
       Inquiries About Your Contract                          21
     AFTER MATURITY (ANNUITY PERIOD)                          21
       Maturity Date                                          21
       Election of Options                                    22
          Option 1-Income for a Fixed Period                  22
          Option 2-Income for Life                            22
          Option 3-Income of Fixed Amount                     22
          Option 4-Interest Income                            22
          Option 5-Joint and Survivor Income for Life         23
          Option 6-Joint and Two-thirds
             Survivor Income  for Life                        23
          Election of Fixed or Variable Annuity Payments      23
          Determination of Variable Annuity Payments          23
  HOW CONTRACTS WERE SOLD                                     24
  DEDUCTIONS AND CHARGES                                      24

     Annuity Rate Guarantee Deductions                        24
     Investment Management Charge                             24
     Financial Accounting Service Charge                      24
     Contingent Deferred Sales Charge                         25
     Contract Maintenance Charge                              25
     Expenses of Separate Account I                           26
     Premium Taxes                                            26
  CHANGES AND MODIFICATIONS                                   26
  VOTING RIGHTS                                               27
  FEDERAL INCOME TAX MATTERS                                  27
     How We Are Taxed                                         28
     How You Are Taxed                                        28
     Non-Qualified Contracts                                  28
     Qualified Contracts                                      29
     Other Considerations                                     31
  MANAGEMENT                                                  31
  INVESTMENT MANAGER                                          32
  LEGAL PROCEEDINGS                                           32
  THE FIXED ACCOUNT                                           32
     Fixed Account Accumulated Value                          32
     Amount of Each Fixed Annuity Payment                     33
     Time and Delay of Payment                                33
     Fixed Account                                            33
    TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
     INFORMATION                                              34

                                   DEFINITIONS

We, Our, Us - the Washington  National Insurance Company.

You, Your - the owner of the Contract.

Accumulated Value - the value (prior to maturity) of all Accumulation Units credited to the Contract or the Participant's Certificate under the Contract.

Accumulation Unit - a unit used to measure the value of the Contract prior to maturity.

Annuitant - the person named to receive annuity payments.

Annuity Unit - a unit used to determine the amount of each annuity payment.

Attained Age - the Annuitant's age on the Contract Date plus the number of years and completed months from the Contract Date.

Beneficiary - the person or entity to receive the Proceeds in the event of the Annuitant's death.

Certificate - certifies participation and represents a Participant's interest under a group Contract.

Contract - the group or individual Contracts offered by this prospectus.

Contract Anniversary - the same day and month as the Contract Date for each succeeding year the Contract remains in force.

Contract Date - the effective date of the Contract and the date from which Contract Anniversaries, Contract years and Contract months are determined.

Fixed Account - all of Our assets other than those allocated to any of Our separate accounts.

Fixed Annuity - an annuity with payments of a stated amount which are not based on the investment results of Separate Account I, but are guaranteed by Us.

Net Accumulated Value - The Accumulated Value reduced by any applicable deductions and charges.

Participant - a person who participates in and for whom benefits are being accrued under one of the group contracts offered through this prospectus. Unless otherwise indicated, the term is used interchangeable with the term Annuitant in this prospectus.

Proceeds - the amount We are obligated to pay under the terms of the Contract when a full or partial withdrawal is made, when the contract matures or when the Annuitant dies.

Purchase Payment - the amount paid to Us for the benefits under the Contract.

Separate Account I - the separate account established by Us under Illinois law, the assets of which are kept separate from Our other assets. The Separate Account I meets the definition of a separate account under the federal securities laws.

Sub-Account - a Separate Account I portfolio to which Purchase Payments are allocated. The term Sub-Account also refers to a Sub-Account Division if a Sub-Account has Divisions.

Valuation Date - each day when the New York Stock Exchange is open for business or when trades in the securities of any Sub-Account would materially change the Accumulation and Annuity Unit Values of the Sub-Account.

Valuation Period - the period of time between one Valuation Date and the next Valuation Date.

Variable Annuity - an annuity with payments which vary in amount with the investment experience of a separate account.

Written Request - in a written form satisfactory to Us, signed by You and/or the Participant and filed in our Home Office in Lincolnshire, Illinois.

                             SUMMARY

The group and individual Variable Annuity Contracts described in this prospectus are designed for use by retirement plans which receive favorable tax treatment under the Internal Revenue Code, as well as by individuals and groups that are not covered by such plans.

During the Accumulation Period, which is the time between the date a Contract is issued and the maturity date (the date on which We begin making payments to the Annuitant), the full amount of every Purchase Payment paid to Us is put to work. We make no deduction for sales charges from those payments. You have a great deal of flexibility as to how payments are applied and have the ability to move Accumulated Values around within the available Sub-Accounts and the Fixed Account. A brief description of these and other features of the Contract follows. This prospectus describes generally only the variable aspects of this Contract. For information about the fixed aspects of this Contract, see The Fixed Account, page 32.

Separate Account I Fee Table


                                                Short-Term
                                 Bond            Portfolio         Stock
                              Sub-Account       Sub-Account     Sub-Account
                            -------------------------------------------------
Owner Transaction Expenses
 Sales Load Imposed on
   Purchases                $     _          $     _        $     _
 Maximum Contingent
  Deferred Sales Load
  (as a percentage of
  Accumulated Value
  Withdrawn)                     6%               6%              6%
 Transfer Fee               $     _         $     _        $     _

Annual Contract Fee                    $30 Per Contract

Sub-Account Annual Expenses
 (as a percentage of
 average account value)
 Management Fee                .50%       .50%           .50%
 Annuity Rate Guarantees       .80%       .80%           .80%
 Financial Accounting Fees     .35%       .35%           .35%
 Other Expenses (net
  charged to account)          .20%       .20%           .20%
 Total Annual Expenses        1.85%      1.85%          1.85%

The purpose of this Table is to assist you in understanding the various costs and expenses that you bear directly and indirectly. For more information on the charges described in this Table, see Deductions and Charges on page 24.

Examples

You would pay the following expenses on a $1000 investment, assuming a 5% annual return on assets:

  1. If you surrender your Contract at the end of the applicable time period:*

                                      1 year  3 years 5 years 10 years
                                     ----------------------------------
  Bond Sub-Account                      $75    $119     $165    $221
  Short-Term Portfolio Sub-Account      $75    $119     $165    $221
  Stock Sub-Account                     $75    $119     $165    $221


  2. If you do not surrender your Contract:

                                      1 year  3 years 5 years 10 years
                                     ----------------------------------
  Bond Sub-Account                      $19     $59    $102    $221
  Short-Term Portfolio Sub-Account      $19     $59    $102    $221
  Stock Sub-Account                     $19     $59    $102    $221


THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  * These expense amounts also apply if you annuitize your Contract under certain settlement options during the first five contract years.

Separate Account I - Separate Account I is an open-end management investment company. There are currently three Sub-Accounts within Separate Account I, each with its own investment objective and policies as follows:

     a. Bond Sub-Account - high level of current income while preserving capital by investing in fixed income securities. (See Bond Sub-Account, page 15.)

     b. Short-Term Portfolio Sub-Account - moderate level of current income consistent with liquidity and preservation of capital by investing in money market instruments. (See Short-Term Portfolio Sub-Account, page 16.) The Short-Term Portfolio Sub-Account may not be diversified.

     c. Stock Sub-Account - long-term capital growth and income by investing principally in equity type securities. (See Stock Sub-Account, page 16.)

There can be no assurance that these investment objectives will be achieved. Investments in the Bond, Short-Term Portfolio and Stock Sub-Accounts are not insured or guaranteed by any government, government agency or other entity, and none of the Sub-Accounts maintains a stable net asset value per share or unit.

All Sub-Account investments are subject to two general types of risks: financial risk, which refers to the ability of the issuer of a security to pay principal, interest or dividends; and market risk, which refers to the degree to which the price of a security will react to changes in conditions in the securities markets and to changes in the overall level of interest rates.

The Sub-Accounts may invest in certain types of securities, subject to the limitations set forth under Investment Policies and Restrictions on page 16, that involve greater than usual risks. The Bond Sub-Account may invest a portion of its assets in securities that are unrated or are rated lower than the four highest ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation. These securities may be subject to greater market and financial risk than higher quality issues. (See Bond Sub-Account, page 15.) The Stock Sub-Account will invest in equity securities for the purpose of achieving higher returns. This objective involves a greater risk of declining values. (See Stock Sub-Account, page 16.)

The Accumulated Value of Purchase Payments allocated to Separate Account I vary with the investment performance of the Sub-Account(s) and are not guaranteed. Accumulated Value of the Purchase Payments are guaranteed as to payments allocated to the Fixed Account.

We are the issuer of the Contracts and serve as investment manager to Separate Account I. Washington National Equity Company ("WNEC") was the principal underwriter for Separate Account I until March 31, 1990, when WNEC deregistered as a broker-dealer under the Securities and Exchange Act of 1934.

Free Look Right _ You may, at any time, within 10 days after receipt of the Contract, return it to Us at Our Home Office or to the agent through whom it was purchased, and We will cancel it. The return of the Contract will void it from the beginning and We will refund to You from the:

     a.   Fixed Account - all Your Purchase Payments allocated thereto.

     b. Separate Account - the Accumulated Value of amounts allocated to Separate Account I and any deductions made from Purchase Payments. (Currently we make no deductions from purchase payments.)

Purchase Payments - Each payment which you make must be at least $25 with no less than $300 paid each year. You may allocate no less than $25 to the Fixed Account or to any Sub-Account of Separate Account I at any time. You may increase Your payments at any time, but We do reserve the right to refuse to accept any such increases. (See Purchase Payments, page 18.)

Allocation of Purchase Payments You indicate the manner in which Your Purchase Payments are to be allocated at the time You apply for the Contract. All or a portion of the payment may be directed to one or more of the Sub-Accounts of Separate Account I, to the Fixed Account or to a combination of the Fixed Account and one or more of the Sub-Accounts. You may change Your Purchase Payment allocation at any time without charge. (See Sub-Account Allocations, page 18.)

Transfers of Contract Accumulated Values - Transfers of all or a part of the Accumulated Value of the Contract are permitted. There is no charge made for transfers, but there are some limitations. (See Transfers of Accumulated Values, page 18.)

Charges and Deductions - We do not currently make any deductions from Your Purchase Payments, but apply the full amount We receive in the manner which You have indicated. During any Contract year prior to maturity, You may withdraw up to 10% of the Accumulated Value of the Contract without a contingent deferred sales charge. A contingent deferred sales charge, which is intended to reimburse Us for Our expenses in the sale of the Contract, will be deducted from any amount withdrawn in excess of 10% of the Accumulated Value of the Contract during each Contract year. The contingent deferred sales charge is 6% of the amount withdrawn that is subject to the charge. (You will find a detailed description of the method of calculation and a list of the exceptions from the charge under Contingent Deferred Sales Charge, page 25.) Withdrawals may be treated as taxable income and they may be subject to a penalty tax under the Internal Revenue Code. (See How You Are Taxed, page 28.)

We deduct from the total value of each Sub-Account daily charges equal to an annual rate of approximately .80% for the annuity rate guarantees (see Annuity Rate Guarantee Deductions, page 24), .50% for investment management services (see Investment Management Charge, page 24) and .35% for financial accounting (see Financial Accounting Service Charge, page 24); the daily charge for investment management services is subject to change, but the rates for annuity rate guarantees and financial accounting are not.

In addition, Separate Account I pays for certain operational expenses, covering such items as brokerage fees and commissions, fees and expenses of legal counsel and independent auditors, and custodian fees and expenses. (See Expenses of Separate Account I, page 26.) Currently, Separate Account I is charged daily at an annual rate of .20% of the account value.

An annual charge of $30 for administration and contract maintenance (see Contract Maintenance Charge, page 25) is deducted from the Accumulated Value of each Contract on the Contract Anniversary date, or on the date of surrender if it occurs between Contract Anniversaries. The amount and frequency of this charge is subject to change. We currently will waive this charge if, on the Contract Anniversary date, the Contract has an Accumulated Value of $20,000 or more, or if $1,000 or more in Purchase Payments were made during the Contract Year.

While We do not, at this time, make a deduction for any premium taxes which We must pay on Purchase Payments received by Us, We reserve the right to do so in the future. (See Premium Taxes, page 26.) We also retain the right to provide for possible income taxes which may become payable for Separate Account I. (See How We Are Taxed, page 28.)

CONDENSED FINANCIAL INFORMATION

The following audited information shows the value of an Accumulation Unit and how it has changed in the last 10 years.



Selected  data per  accumulation
unit outstanding throughout the year

For the years
ended December 31,             1994                          1993                            1992
                      ------------------------     ------------------------      ---------------------------
                            Sub-Account                   Sub-Account                      Sub-Account
                      ------------------------     ------------------------      ---------------------------
                            Short-Term                    Short-Term                       Short-Term

                       Bond  Portfolio  Stock      Bond   Portfolio  Stock        Bond    Portfolio    Stock
                      ------------------------     ------------------------      ---------------------------

Per accumulation
unit data:
 Investment income      $0.16  $0.07   $0.08       $0.16     $0.05   $0.07       $0.17      $0.06     $0.07
 Expenses               (0.04) (0.03)  (0.04)      (0.04)    (0.03)  (0.04)      (0.04)     (0.03)    (0.04)
                      ------------------------     ------------------------      ---------------------------
NET INVESTMENT
INCOME                   0.12   0.04    0.04        0.12      0.02    0.03        0.13       0.03      0.03

 Net realized and
  unrealized
  gain (loss) on
 investments            (0.22)   --    (0.02)       0.03       --     0.21       (0.01)       --      0.12
                      ------------------------     ------------------------      ---------------------------
 Net increase
 (decrease) in
  accumulation
  unit value            (0.10)  0.04    0.02        0.15      0.02    0.24        0.12       0.03     0.15
 Accumulation unit
  value at
  beginning of
  year                   2.26   1.66    2.52        2.11      1.64    2.28        1.99       1.61     2.13
                      ------------------------     ------------------------      ---------------------------
  ACCUMULATION
  UNIT VALUE
  AT END OF YEAR        $2.16  $1.70   $2.54       $2.26     $1.66   $2.52       $2.11      $1.64    $2.28
                      ========================     ========================      ===========================
Ratios:
 Ratio of expenses
  to average
  net assets            1.87%   1.85%  1.83%       1.85%     1.85%   1.81%       1.85%       1.85%    1.85%
 Ratio of net
   investment income
   to average net
   assets               5.28    2.47   1.41        5.50      1.28    1.17        6.22        1.82     1.33
 Portfolio
   turnover rate         --           12.20       33.66       --     3.50       10.83         --      4.92

Number of
 accumulation units
 outstanding at
 end of year
 (000's omitted)       5,297   1,032  9,882       5,836       980   10,202      6,457       1,065     10,457



Selected data per accumulation unit
outstanding throughout the year


For the years
ended December 31,             1991                          1990                            1989
                      ------------------------     ------------------------      ---------------------------
                            Sub-Account                   Sub-Account                      Sub-Account
                      ------------------------     ------------------------      ---------------------------
                            Short-Term                    Short-Term                       Short-Term

                       Bond  Portfolio  Stock      Bond   Portfolio  Stock        Bond    Portfolio    Stock
                      ------------------------     ------------------------      ---------------------------

Per accumulation
unit data:
 Investment income      $0.16  $0.09   $0.07       $0.16     $0.11   $0.08       $0.15      $0.12     $0.06
 Expenses               (0.03) (0.03)  (0.04)      (0.03)    (0.03)  (0.03)      (0.03)     (0.03)    (0.03)
                      ------------------------     ------------------------      ---------------------------

NET INVESTMENT
INCOME                   0.13   0.06    0.03        0.13      0.08    0.05        0.12       0.09      0.03

 Net realized and
  unrealized
  gain (loss) on
 investments             0.14     --    0.34       (0.11)     --    (0.14)        0.05       --        0.15
                      ------------------------     ------------------------      ---------------------------
 Net increase
 (decrease) in
  accumulation
  unit value             0.27   0.06    0.37        0.02      0.08   (0.09)       0.17       0.09      0.18
 Accumulation unit
  value at
  beginning of
  year                   1.72   1.55    1.76       1.70       1.47    1.85        1.53       1.38      1.67
                      ------------------------     ------------------------      ---------------------------
  ACCUMULATION
  UNIT VALUE
  AT END OF YEAR        $1.99  $1.61   $2.13       $1.72     $1.55   $1.76       $1.70      $1.47     $1.85
                      ========================     ========================      ===========================
Ratios:
 Ratio of expenses
  to average
  net assets            1.85%   1.86%  1.86%       1.79%     1.85%   1.83%      1.84%        1.85%     1.82%
 Ratio of net
   investment income
   to average net
   assets               7.02    3.80   1.85        7.61      5.29    2.82       7.50         6.34      1.97
 Portfolio
   turnover rate         --      --    5.97       10.03       --    15.70       4.75          --      18.91

Number of
 accumulation units
 outstanding at
 end of year
 (000's omitted)       6,616  1,130  10,564       7,308     1,505   10,693     7,503         1,496    11,111



Selected data per accumulation unit
outstanding throughout the year


For the years
ended December 31,              1988                          1987                            1986
                      ------------------------     ------------------------      ---------------------------
                            Sub-Account                   Sub-Account                      Sub-Account
                      ------------------------     ------------------------      ---------------------------
                            Short-Term                    Short-Term                       Short-Term

                       Bond  Portfolio  Stock      Bond   Portfolio  Stock        Bond    Portfolio    Stock
                      ------------------------     ------------------------      ---------------------------

Per accumulation
unit data:
 Investment income      $0.14  $0.11   $0.06       $0.13     $0.08   $0.06       $0.12      $0.08     $0.04
 Expenses               (0.03) (0.03)  (0.03)      (0.02)    (0.02)  (0.02)      (0.02)     (0.02)    (0.02)
                      ------------------------     ------------------------      ---------------------------

NET INVESTMENT
INCOME                   0.11   0.08    0.03        0.11      0.06    0.04        0.10       0.06      0.02

 Net realized and
  unrealized
  gain (loss) on
 investments            (0.01)     --    0.04       (0.11)     --     0.07        0.06       --        0.15
                      ------------------------     ------------------------      ---------------------------
 Net increase
 (decrease) in
  accumulation
  unit value             0.10   0.08    0.07          --      0.06    0.11        0.16       0.06      0.17
 Accumulation unit
  value at
  beginning of
  year                   1.43   1.30    1.60        1.43      1.24    1.49        1.27       1.18      1.32
                      ------------------------     ------------------------      ---------------------------
  ACCUMULATION
  UNIT VALUE
  AT END OF YEAR        $1.53  $1.38   $1.67       $1.43     $1.30   $1.60       $1.43      $1.24     $1.49
                      ========================     ========================      ===========================
Ratios:
 Ratio of expenses
  to average
  net assets            1.87%   1.84%  1.84%       1.86%     1.86%   1.91%       1.73%       1.73%     1.73%
 Ratio of net
   investment income
   to average net
   assets               7.31    5.60   1.70        7.35      4.82    1.29        7.53         5.00      1.24
 Portfolio
   turnover rate         --      --   47.75       15.86       --    40.86       16.77          --      48.18

Number of
 accumulation units
 outstanding at
 end of year
 (000's omitted)       7,382  1,569  11,618       7,101     1,571   11,588      6,555        1,005     9,026



Selected data per accumulation unit
outstanding throughout the year


For the years
ended December 31,              1985
                      ------------------------
                            Sub-Account
                      ------------------------
                            Short-Term

                       Bond  Portfolio  Stock
                      ------------------------

Per accumulation
unit data:
 Investment income      $0.12  $0.09   $0.05
 Expenses               (0.02) (0.02)  (0.02)
                      ------------------------

NET INVESTMENT
INCOME                   0.10   0.07    0.03

 Net realized and
  unrealized
  gain (loss) on
 investments             0.11     --    0.24
                      ------------------------
 Net increase
 (decrease) in
  accumulation
  unit value             0.21   0.07    0.27
 Accumulation unit
  value at
  beginning of
  year                   1.06   1.11    1.05
                      ------------------------
  ACCUMULATION
  UNIT VALUE
  AT END OF YEAR        $1.27  $1.18   $1.32
                      ========================
Ratios:
 Ratio of expenses
  to average
  net assets            1.66%   1.65%  1.70%
 Ratio of net
   investment income
   to average net
   assets               9.39    6.22   2.43
 Portfolio
   turnover rate         --      --   52.40

Number of
 accumulation units
 outstanding at
 end of year
 (000's omitted)       4,187     983  5,436


Beginning in August 1986, Separate Account I began paying for various expenses attributable to Separate Account I that previously had been paid voluntarily by Us. A charge, equal to the daily allocation of the expected expenses, is deducted from Separate Account I. Currently, the charge is equal to an annual rate of .20% of the average net assets of Separate Account I. In the future, the amount of the daily charge may be increased or decreased depending upon the amount of expected expenses.

On August 26, 1983, We deposited $100,000 into Separate Account I to begin operations. This amount was reflected as a purchase of Accumulation Units in the Short-Term Portfolio Sub-Account and may be transferred between the Sub-Accounts or withdrawn by Us at any time at Our discretion at the Accumulation Unit value on the date of withdrawal. We do not expect to withdraw this amount until We determine that it is no longer needed for the operation of Separate Account I.

During January 1985, We invested an additional $10 million in Separate Account I by purchasing Accumulation Units in each of the three Sub-Accounts as follows: approximately $5,000,000 of Accumulation Units in the Stock Sub-Account, approximately $4,000,000 of Accumulation Units in the Bond Sub-Account and approximately $1,000,000 of Accumulation Units in the Short-Term Portfolio Sub-Account. This investment was made to enable each of the Sub-Accounts to develop a significant portfolio and meaningful investment performance at an earlier date than otherwise would have been possible. The Accumulation Units purchased by Us were acquired for investment purposes and can be disposed of only by redemption. In 1987 We withdrew $3,400,000 from the Stock Sub-Account and $1,400,000 from the Bond Sub-Account. In 1991 We withdrew $1,000,000 from the Bond Sub-Account and $500,000 from the Short-Term Portfolio Sub-Account. The withdrawals were made mostly from short-term funds rather than long term assets. In making the withdrawals, We were careful not to disturb the composition of the Sub-Accounts' portfolios. We do not anticipate making further investments in the Sub-Accounts of Separate Account I.

Our financial statements and those of Separate Account I may be found in the Statement of Additional Information.

                                PERFORMANCE DATA

From time to time, We may advertise yields and total returns for the Sub-Accounts of Separate Account I. In addition, We may advertise the effective yield of the Short-Term Portfolio Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.

The yield of the Short-Term Portfolio Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (other than the Short-Term Portfolio Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

Yield quotations will not reflect any contingent deferred sales charges.

The total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, one and five years and a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for ten years, the total return for that period will be provided. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. These standard total return quotations will reflect any applicable contingent deferred sales charge.

For additional information regarding yields and total returns calculated using the standard formats briefly described above, please refer to the Statement of Additional Information.

We may from time to time also disclose average annual total return for non-standard periods and/or in non-standard formats and cumulative total return for the Sub-Accounts of Separate Account I. The non-standard average annual total return and cumulative total return will assume that no contingent deferred sales charge is applicable.

All non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

                                   THE COMPANY

We, Washington National Insurance Company, of Lincolnshire, Illinois, are a stock life insurance company founded in 1911 and organized under the laws of the State of Illinois. Our Home Office is located at 300 Tower Parkway, Lincolnshire, Illinois 60069.

We act as investment manager to Separate Account I and are registered under the Investment Advisers Act of 1940. We are a wholly-owned subsidiary of Washington National Corporation ("WNC"), a Delaware Corporation, located in Lincolnshire, Illinois. WNC is a financial services corporation.

                              THE SEPARATE ACCOUNT

Separate Account I was established by Us as a separate account on November 5, 1982, under Illinois law. It is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not involve supervision of management or investment practices or policies of Separate Account I or Us by the Commission.

Separate Account I is a series type investment company currently consisting of three Sub-Accounts, the Bond, Short-Term Portfolio and Stock Sub-Accounts. (See The Sub-Accounts, page 15.)

We own the assets of Separate Account I, but its income, gains and losses realized or unrealized, are credited to or charged against the assets held in the Sub-Account for which they are held without regard to Our other income, gains or losses. The Separate Account is not chargeable with liabilities arising out of any other Separate Account, or other business which We may conduct. The obligations arising under the variable annuity contract herein are Our obligations.

Ten percent or more of the assets of each Sub-Account are owned by Us. As of December 31, 1994, We owned 42.13% of the Bond Sub-Account, 59.36% of 38the Short-Term Portfolio Sub-Account, and 28.51% of the Stock Sub-Account.7

At present there are three Sub-Accounts, but this number may be increased or decreased by Us in the future. Your Contract's investment results will depend on the investment performance of the portfolio of the Sub-Accounts You select. The investment objectives of the Sub-Accounts stated below are not fundamental policies and may be changed without the approval of the Contract owners. There is no assurance that the investment objectives will be achieved. The fundamental policies are stated under "Investment Policies and Restrictions" and may not be changed without the approval of a majority of the Contract owners having an interest in the affected Sub-Account.

                                THE SUB-ACCOUNTS

All Sub-Account investments are subject to two general types of investment risks: financial risk, which refers to the ability of the issuer of a security to pay principal, interest or dividends, and market risk, which refers to the degree to which the price of a security will react to changes in conditions in the securities markets and to changes in the overall level of interest rates.

Bond Sub-Account
Objective - to obtain as high a level of current income as possible while preserving capital. Investments will be made primarily in fixed-income securities. It is anticipated that 85% of the assets will be invested in securities issued or guaranteed by the United States Government or its agencies and publicly traded, investment grade nonconvertible corporate debt securities issued by United States corporations which bear one of the 4 highest bond ratings of either Moody's Investors Services, Inc. or Standard & Poor's Corporation. The purchase of short-term corporate debt securities (commercial paper) will be limited to those of the highest grade of those rating services.

See the Statement of Additional Information for Moody's and Standard & Poor's commercial paper and bond ratings.

Lower rated and unrated securities may be subject to greater market and financial risk than higher quality, lower yielding securities.

Up to 15% of the total assets may be invested in preferred stocks, convertible securities and securities which carry warrants to purchase equity securities, and up to 10% in real estate.

We will not invest in common stock, but may, as a result of conversion of debt securities or the exercise of warrants, retain for a reasonable period up to 5% of the assets in common stocks.

A number of factors determine the yields which may be obtained on debt instruments, such as the size of the offering, maturities, ratings and the general economic monetary and market conditions. The market value of debt instruments varies depending on their yields, thus changing the asset value of the Bond Sub-Account as the general level of interest rates change.

When we believe that portfolio transactions will help Us to achieve the Bond Sub-Account's objectives, we will execute them. As a result, the rate of portfolio turnover may vary and portfolio securities may not be held to maturity depending on business, economic and market conditions.

Short-Term Portfolio Sub-Account
Objective - to obtain a moderate level of current income, consistent with liquidity and preservation of capital. We will pursue its investment objective by investing in high quality money market instruments such as obligations of the U.S. Government, its agencies, and instrumentalities; certificates of deposit; bankers' acceptances; commercial paper; corporate bonds, notes and other debt instruments; variable amount demand master notes; repurchase agreements; reverse repurchase agreements; and when-issued and delayed delivery securities. The assets will consist entirely of cash and investments having a maturity date of sixty days or less from the date of purchase. Some investments may have a stated term or maturity date as short as one day. The average maturity of the portfolio will vary according to the investment manager's appraisal of money market conditions.

Stock Sub-Account
Objective - to achieve long-term capital growth through capital appreciation and income. The assets of the Stock Sub-Account are expected to be invested primarily in equity-type investments, including common stocks and securities convertible into common stocks, which investments may be maintained in both rising and declining markets. We may also invest, for defensive purposes, in investment-grade debt securities, nonconvertible preferred stocks, government obligations or money market instruments. We may also invest up to 10% in real estate.

Cash may be held or investment made in high grade short-term debt securities to provide for expenses and anticipated withdrawals and so that an orderly investment program may be carried out in accordance with investment policies.

We will invest primarily in common stocks listed on the New York Stock Exchange and other national securities exchanges and in those traded over the counter. We will select stocks for their potential for long-term appreciation. Investing for higher return involves greater risks of declining values. You should expect that the value of the Stock Sub-Account will decline during periods when stock prices in general decline.

Investment Policies and Restrictions

In connection with pursuing their investment objectives, the Sub-Accounts may engage in certain investment practices. A more complete description of the Sub-Accounts' investment policies and restrictions and the risks involved are contained in the Statement of Additional Information. The following investment policies and restrictions are fundamental policies and may not be changed without the approval of a majority, as defined in the Investment Company Act of 1940, of the Contract owners having an interest in the affected Sub-Account.

     a. The assets of the Bond and Stock Sub-Accounts will be kept fully invested, except that cash may be kept on hand for the following purposes:

          1.   to handle redemptions; or

          2.   pending investment; or

          3. during periods warranting a more defensive investment position, a larger proportion of the assets of the appropriate Sub-Account may be temporarily maintained in cash or may be placed in money market instruments or short-term fixed income securities; or

          4. temporarily, to take a defensive position if warranted by market conditions.

     b. With respect to 75% of the value of the total assets of Separate Account I, We will not invest more than 5% of the value of the assets in the securities of, nor will We acquire more than 10% of the outstanding voting securities of any one issuer except those of the United States Government, its agencies and instrumentalities. Twenty-five percent of Separate Account I assets may be invested in securities of one or more issuers without regard for those limitations.

     c. We reserve the right to invest up to 10% of the total assets of each of the Sub-Accounts, other than the Short-Term Portfolio Sub-Account, in interests in real estate. Purchases and sales may be made by the Sub-Accounts other than the Short-Term Portfolio Sub-Account of securities of issuers which invest or deal in oil, gas or other mineral exploration or development programs or real estate and real estate trusts.

     d. Loans will not be made except through the acquisition of a portion of an issue of publicly distributed bonds, debentures, or other evidences of indebtedness of a type customarily purchased by institutional investors and except that money market instruments including repurchase agreements may be acquired and held as permitted in accordance with Our investment objectives and policies. Investments in repurchase agreements maturing in more than seven days and in interests in non-marketable real estate or any other illiquid asset will not exceed 10% of the total assets of any Sub-Account.

Valuation of Assets

The portfolio instruments held in each Sub-Account are valued on each Valuation Date as described below. A Valuation Date is each day when the New York Stock Exchange is open for business or when trades in the securities of any Sub-Account would materially change the Accumulation and Annuity Unit Values of the Sub-Account.

     a.   Stock and Bond Sub-Accounts

          1 Securities which are traded on national stock exchanges valued at the closing price on the Valuation Date. If there are no sales on that date, at the last current bid quotation.

          2. Securities not traded on a national stock exchange valued at the average between the bid and asked prices.

          3. Any other assets for which no fair market value is available valued as determined in good faith by or under the direction of the Board of Directors of Separate Account I.

     b. Short-Term Portfolio Sub-Account The securities are valued on an amortized cost basis. Under this method, the security is initially valued at cost and adjusted on each Valuation Date thereafter for amortization of premium and accrual of discount until its maturity. Nevertheless, the Short-Term Portfolio Sub-Account will not maintain a stable net asset value.

                                  THE CONTRACTS

PRIOR TO MATURITY (ACCUMULATION PERIOD)

We offered both individual and group Contracts which may or may not be tax-qualified. The Contracts are no longer being offered.

Purchase Payments

The first payment was due on the Contract Date. Future periodic Purchase Payment due dates are determined by the mode or frequency You chose in the application. If the application could be accepted in the form received, the first Purchase Payment would be credited to purchase Accumulation Units within two business days after receipt by Us. If, because the application was incomplete, the first Purchase Payment was not applied to purchase Accumulation Units within five business days after it was received by Us, the Purchase Payment would be returned, unless You consented to Our retaining the Purchase Payment and crediting it as soon as the necessary requirements were fulfilled.

The Contracts were issued on a periodic basis only. However, if only one payment was made, it would be considered a single Purchase Payment deferred Variable Annuity. If you wished Variable Annuity payments to begin immediately under an individual Contract, You could choose to do so by paying a single Purchase Payment of $2,000 or more, and electing one of the settlement options when applying for the Contract.

Periodic Purchase Payments may be made every twelve, six or three months or on one of the monthly modes which We permit. You may change the frequency of payment on any due date.

Increases in the periodic Purchase Payment may be made only with Our consent, and we reserve the right to refuse to accept any subsequent increased payment. The minimum amount of Purchase Payment which we will accept, during any Contract year, is $300.

Sub-Account Allocations

In the application for the Contract, You tell Us the portion of Your Purchase Payments to be allocated to each Sub-Account of Separate Account I and to the Fixed Account; this allocation may be changed at any time. The amount to be allocated to any Sub-Account or allocated to the Fixed Account must be at least $25. The number of Accumulation Units credited for each Sub-Account is determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the Purchase Payment is received by Us.

Transfers of Accumulated Values

Transfers, requested in writing, of all or a part of the Accumulated Value of the Contract are permitted as follows (in $100 increments only):

     a. Among the Stock, Bond and Short-Term Portfolio Sub-Accounts at any time;

     b.   From the Stock and Bond Sub-Accounts to the Fixed Account at any time;

     c. From the Fixed Account to the Stock and Bond Sub-Accounts once every twelve months after the first Contract Year;

     d. Not between the Fixed Account and the Short-Term Portfolio Sub-Account; and

     e. Only if amounts of $100 or more are transferred to or from the Fixed Account or any Sub-Account.

If a partial withdrawal will reduce the Accumulated Value of the Fixed Account or any Sub-Account to less than $300, the total Accumulated Value of that account, rather than the requested amount, will be transferred. Transfer will be based upon the Accumulation Unit value in effect on, and will be made as of, the Valuation Date on which We received Your request.

We reserve the right under any Contract or Certificate to limit, suspend or revoke the right to transfer among the Bond, Short-Term Portfolio and Stock Sub-Accounts. From time to time, We may modify Our rules and procedures regarding transfers.

Accumulated Value

The Accumulated Value is the sum of the Accumulated Value held in each Sub-Account plus the Accumulated Value of any Purchase Payments allocated to the Fixed Account. The Accumulated Value of a Sub-Account is the number of Accumulation Units credited to the Contract times the value of the Accumulation Unit. The Net Accumulated Value is the Accumulated Value reduced by any applicable deductions and charges, which include any contingent deferred sales charge, the contract maintenance charge and any premium taxes.

The value of an Accumulation Unit for each Sub-Account was established at $1 on the first Valuation Date. The value of each Accumulation Unit for the Sub-Accounts will vary with the investment experience of the Sub-Account. Subsequent Accumulation Unit values for the Sub-Accounts are determined by multiplying:

     a.   the Accumulation Unit value for the previous Valuation Date; by

     b. the net investment factor for the current Valuation Date, which reflects the investment performance of the Sub-Account less any deduction and charges made against the Sub-Account.

Termination of Participation

We retain the right to terminate the Contract after the first contract year and to pay the Accumulated Value to You if the Accumulated Value of all Sub-Accounts and the Fixed Account is less than $300. We will notify You of Our intention to do so and grant a period of ninety days for You to make Purchase Payments to increase the Accumulated Value to $300. The Contract will be terminated automatically if the Accumulated Value, after deduction of the Contract maintenance charge, is equal or less than zero.

Cash Surrender and Withdrawals

You or the Participant, if permitted under the plan, may withdraw part or all (surrender) of the Contract's Net Accumulated Value. From each withdrawal We will deduct any applicable contingent deferred sales charge.

We require that:

     a.   A  Written Request be made;

     b. You tell Us the amount and from which Sub-Account(s) and/or the Fixed Account We are to make a withdrawal;

     c. The Contract be surrendered and sent to Us if a full withdrawal is made;

     d.   You withdraw at least $100; and

     e. The Accumulated Value remaining in any Sub-Account or the Fixed Account be at least $300, unless a full withdrawal is made.

Withdrawals May Be Taxable

If at the time You make a surrender or withdrawal, You have not provided Us with an election not to have federal income taxes withheld, We must by law withhold such taxes from the taxable portion of any surrender or withdrawal and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals.

Participants in the Texas Optional Retirement Program are prohibited from withdrawing part or all of the Accumulated Value of the Contract except at retirement or termination of employment.

Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59 12, separation from service, disability or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Loans From 403(b) Contracts

If You have a qualified contract issued pursuant to Section 403(b) of the Internal Revenue Code, You may take a loan of from $5,000 to $50,000 from your contract, subject to various conditions including the following:

     1) You may have only one loan outstanding at a time from all of your 403(b) contracts issued by Us.

     2)   Generally, the loan must be repaid within five years.

     3) The current rate of interest credited on any Accumulated Value of this contract will not be affected by any outstanding loan.

     4) You will be charged a rate of interest based on Moody's Corporate Bond Yield Average; the interest rate may be changed on the loan anniversary date.

     5)   The loan may affect your withdrawal privileges.

     6) Our handling of the loan will be in accordance with Section 72(p) of the Internal Revenue Service which may limit the amount you may borrow. (See Federal Income Tax Matters, p. 27.)

     7) You will be charged a $200 loan fee in all states except Wisconsin, which has a separate fee schedule.

Options on Discontinuance of Purchase Payments

If you discontinue Purchase Payments, you may choose one of these Options:

     a. Surrender (full withdrawal) You may surrender the Contract and withdraw all of the Net Accumulated Value;

     b. Paid-Up Annuity You may have the Contract continued so that the Accumulation Units will provide benefits at the maturity date. This Paid-Up Annuity may be surrendered at any time prior to maturity for its then Net Accumulated Value.

You can resume payments at any time prior to maturity unless the Contract has been surrendered.

Payment at Death

If the Annuitant dies prior to the date We begin to make annuity payments, We will pay the Net Accumulated Value of the Contract, next determined on the Valuation Date on which proof of death is received by Us. If the Beneficiary elects to receive payments under a Settlement Option, the election must be made within 60 days after the date of death of the annuitant in order to receive favorable tax treatment, during which time amounts will remain as previously allocated and will be subject to investment experience and/or interest credits.

For Contracts issued on or after January 19, 1985, federal tax law requires that if the contract owner or any Joint contract owner dies before the maturity date, generally the entire value of the Contract must be distributed within five (5) years of the date of death of the contract owner. Special rules may apply to spouses of the deceased owner. See "FEDERAL TAX MATTERS: IRS Required Distribution" in the Statement of Additional Information for greater details.

Time and Delay of Payment

We will pay all Proceeds within seven days of the date Written Request for withdrawal is received or the date an annuity payment or payment of death and maturity Proceeds is due. Payments under the Contract of any Proceeds derived from Purchase Payments made by check may be delayed until such time as the check has cleared Your bank.

We have the right to delay payment when:

     a. The New York Stock Exchange is closed, other than customary weekend and holiday closings;

     b.   Trading on the New York Stock Exchange is restricted;

     c. An emergency exists so that it is not reasonably practicable for Separate Account I to dispose of securities or fairly to determine the value of its net assets; or

     d. The Securities and Exchange Commission by order may permit for the protection of the owners of the Contracts.

Inquiries About Your Contract

If you have any questions regarding your Contract, you may write to Us at Washington National Insurance Company, Life and Annuity Administration, 300 Tower Parkway, Lincolnshire, Illinois 60069.

AFTER MATURITY (ANNUITY PERIOD)

Maturity Date

On the maturity date, which unless otherwise changed is the date You specify in the application, the Net Accumulated Value will be applied to the annuity option You selected or, if requested by You, paid out as a single sum settlement.

While the Contract is in force, You may, by Written Request, elect to have Annuity Payments begin at an optional maturity date, which may be any Contract Anniversary on which the Annuitant's Attained Age is fifty-five or more. Prior to the due date of the first Annuity Payment, You may change a previously elected optional maturity date to another optional maturity date.

Election of Options

You may elect to have all or part of the Proceeds of the Contract applied under one of the following settlement options. You may cancel or change a previous election, but only if You do so prior to the death of the Annuitant or the maturity date of the Contract and only if You do so in writing. If You do not elect a settlement option prior to the Annuitant's death, the payee may do so provided the election is made within one year after the date of death of the Annuitant. Any settlement option election will be subject to the limitations and conditions set forth in the Contract.

If the Annuitant dies after annuity payments have begun, the death benefit will be as stated under the Settlement Option provision elected. If the contract owner dies after annuity payments have begun, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owner's death.

Under Options 2(A) and 6, only one payment will be made if the Annuitant and any joint Annuitant die(s) before the second payment is made; only two payments will be made if the death(s) occur(s) before the third payment is made; and so forth.

OPTION 1 - Income for a Fixed Period

We will pay the proceeds in equal installments over a period of from one to thirty years.

OPTION 2 - Income for Life

We will pay a monthly income during a person's lifetime. The monthly income may be a life annuity only, Option 2(A); a life annuity with a minimum guaranteed period of five, ten or twenty years, Option 2(B); or an installment refund life annuity with payments guaranteed until the number of Annuity Units in each payment, multiplied by the number of payments made, equals the total amount applied under the Option divided by the Annuity Unit value used to determine the number of units in the first payment, Option 2(C).

OPTION 3 - Income of Fixed Amount
We will pay the Proceeds in equal installments in the amount and at the intervals agreed upon until the Proceeds applied under this option, with interest at 3% per annum, are exhausted. The final installment will be for the remaining balance.

OPTION 4 - Interest Income

We will hold the Proceeds on deposit and pay or credit interest at the rate of 3% per annum. Payment of interest will be at such time and for such periods as are agreeable to You and Us.

OPTION 5 - Joint and Survivor Income for Life

We will pay an income during the lifetime of two payees, and continuing until the death of the survivor. This option includes a minimum guaranteed period of 10 years.

OPTION 6 - Joint and Two-thirds Survivor Income for Life

When a Fixed Annuity is elected, We will pay an income (the "original amount") during the time two payees both remain alive, and two-thirds of the original amount during the remaining lifetime of the survivor. When a Variable Annuity is elected, the number of units will be reduced by one-third at the death of one payee.

Election of Fixed or Variable Annuity Payments

You may choose when annuity payments begin, to have the Net Accumulated Value applied, except under Options 1, 3 and 4, to provide for:

     a.   a Fixed Annuity;

     b.   a Variable Annuity; or

     c.   a mix of the above.

If You do not make an election, the Net Accumulated Value will be paid under Option 2(B) with payments guaranteed for a period of ten years.

The net investment factor, or a factor which reflects a guaranteed annual investment rate of 3%, will apply if Option 3 is chosen.

Options 1, 3 and 4 are available as a Fixed Annuity only. The Net Accumulated Value needed to provide a Fixed Annuity or a guaranteed interest rate will be withdrawn from Separate Account I.

The Options described above are available only if We receive proper proof of age and proof that the payee is living, the Accumulated Value is at least $2,000, and, under the Option chosen, results in a periodic payment of at least $20.

Determination of Variable Annuity Payments

On the maturity date the Net Accumulated Value is applied to provide annuity payments. The dollar amount of the first variable Annuity Payment is determined based on the annuity payment rates found in the Contract for the option selected. These rates are based on an assumed interest rate of 3.5% per year. All variable Annuity Payments after the first will reflect the investment experience of the Sub-Accounts in which the Net Accumulated Value was held. After the maturity date the investments may not be transferred among the Sub-Accounts. The dollar amount of each variable Annuity Payment after the first may increase, decrease or remain constant, depending upon whether the investment performance is greater than, less than or equal to the assumed interest rate of 3.5%.

Accordingly, variable Annuity Payments vary with the investment performance of Separate Account I and the option selected. Options that involve greater durations or frequency or life contingencies generally result in smaller periodic payments. Periodic payments will be greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period. Also, the assumed interest rate affects the amount of the payment. If the assumed rate were higher than 3.5%, the initial Annuity Payment would be greater, but subsequent payments may be more likely to decrease.

We explain in detail how variable Annuity Payments are computed in the Statement of Additional Information.

                            HOW CONTRACTS WERE SOLD

The Contracts were sold by Our life insurance agents, who were licensed to sell variable annuities and were registered representatives of WNEC, of Evanston, Illinois (a former, wholly-owned subsidiary of WNC), which, until March 31, 1990, was registered as a broker-dealer under the Securities Exchange Act of 1934, was the principal underwriter of Separate Account I and was a member of the National Association of Securities Dealers, Inc. (NASD). The commissions paid to dealers do not exceed 6% of Purchase Payments.

The Contracts could also have been sold by registered representatives of other NASD member broker-dealers who were authorized to sell Variable Annuity Contracts. The Contracts are no longer being sold; however, additional Purchase Payments will continue to be accepted in accordance with contractual provisions.

                             DEDUCTIONS AND CHARGES

Annuity Rate Guarantee Deductions

Although Variable Annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of Separate Account I, they will not be affected by the mortality experience (death rate) of persons receiving such payments. We assume this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. To compensate Us for assuming this risk, a charge will be made daily from Separate Account I for annuity rate guarantees, which is equal on an annual basis to approximately .80% of the current asset value of Separate Account I. If the deductions are insufficient to cover the actual cost of the mortality risk, We will bear the loss; conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We may not increase the rate of the annuity rate guarantee deduction. This fee will be paid to Us monthly.

Investment Management Charge

We act as investment manager for Separate Account I under an investment management agreement between Separate Account I and Us. For providing those services, a charge will be made daily from Separate Account I which is equal on an annual basis to .50% of the average net assets of Separate Account I. We have contracted with NBD Bank to act as Sub-Advisor for and to manage the investments of the Stock Sub-Account, for which We pay NBD Bank a fee of .40% of average net asset of the Stock Sub-Account. NBD Bank is a major stockholder of Washington National Corporation.

Financial Accounting Service Charge

We provide financial accounting services to Separate Account I under an Administrative Service Agreement between Separate Account I and Us. Such services include preparation and maintenance of all accounting, bookkeeping, financial and other statements necessary to conduct the business and operations of Separate Account I.

For providing these services, a charge is made daily from Separate Account I and paid to Us monthly, which is equal on an annual basis to .35% of the average net assets of Separate Account I. The charge is designed to cover the actual expenses incurred in providing these services and We do not expect to profit from the charge. The amount of the charge is guaranteed not to be increased, but may be imposed on a more or less frequent basis.

Contingent Deferred Sales Charge

We do not make any deductions for sales charges from Purchase Payments when We receive them. The full amount is invested and credited to the Contracts, although sales expenses for items such as commissions, preparation of sales literature and other promotional activities are incurred in connection with their sale. The contingent deferred sales charge is made only when a withdrawal, partial or full (including applying the Accumulated Value to a Paid-Up Annuity under certain circumstances), is made from the Contract and is designed to recover those sales expenses. The proceeds received from such charge are not sufficient to pay such expenses; We pay the excess out of Our general funds, which includes proceeds derived from the annuity rate guarantee charge.

In connection with certain withdrawals, We assess a contingent deferred sales charge. The contingent deferred sales charge is made at the rate of 6% of the amount withdrawn and is deducted from the amount withdrawn.

In calculating the amount of any contingent deferred sales charge:

     1. Any amount which You withdraw will be treated as a withdrawal of Purchase Payments until You have withdrawn the total amount of all Purchase Payments received within seventy-two months of the date of withdrawal. The maximum amount which You may withdraw cannot exceed the Contract's or Certificate's Net Accumulated Value.

     2. It will be assumed that the earliest Purchase Payment(s) is (are) the source of the first amounts withdrawn, even if amounts are withdrawn from the Fixed Account or a Sub-Account other than that to which such Purchase Payments were credited.

     3. The total of such charge will never exceed 6% of the total Purchase Payments.

We will not make a deduction for the contingent deferred sales charge:

     1. On the first 10% of the Accumulated Value withdrawn from a Contract or Certificate during any Contract or Certificate year. The amount which may be withdrawn without charge is determined as of the date of the first withdrawal during the year.

     2. On Purchase Payments received more than seventy-two months prior to the date of withdrawal.

     3.   If the amount withdrawn is applied to:

          a. a settlement option after the Contract or Certificate has been in effect for five or more years, or

          b.   Settlement Option 2, 5 or 6 at any time.

     4.   If the Annuitant dies.

Contract Maintenance Charge

On each Contract or Certificate Anniversary, or on the date of full withdrawal or election of a settlement option if that date is not the Contract or Certificate Anniversary, We will deduct from the Accumulated Value of the Contract a charge for establishing and maintaining records. The annual charge is currently $30 for each Contract and Certificate. The charge will be made pro-rata from the Accumulated Value of each Sub-Account and the Fixed Account and the number of Accumulated Units credited will be reduced accordingly. This charge is not guaranteed, may be changed in the future and may be deducted more frequently than annually. We currently will waive this charge if, on the last day of the Contract Year, the Contract has an Accumulated Value of $20,000 or more, or if $1,000 or more in Purchase Payments were made during the Contract Year.

Expenses of Separate Account I

Separate Account I will pay all taxes, interest, brokerage fees and commissions, fees and expenses of legal counsel and independent auditors, custodian fees and expenses, expenses associated with meetings of the contract owners, expenses incurred in the preparation, printing and distribution of reports and prospectuses by Separate Account I to its current contract owners, fees of and expenses incurred by directors of Separate Account I who are not Our directors, officers or employees, fees and expenses associated with the approval, qualification or registration of the Contracts, extraordinary expenses if permitted by applicable laws and regulations, and all other fees and expenses incurred by or on behalf of Separate Account I which are not borne by Us under the advisory agreement or an administrative services agreement or by the underwriter under a distribution agreement. These expenses will be allocated between Sub-Accounts as the Board of Directors deems appropriate, which is generally in proportion to the net assets of the Sub-Accounts.


Premium Taxes

Various states and municipalities impose a premium tax of up to 3.5% upon Purchase Payments received by insurance companies. At present We will pay those taxes, but, We reserve the right to deduct premium taxes from Purchase Payments or to charge them against the Contracts or Certificates to which they are attributable in the future.

                            CHANGES AND MODIFICATIONS

We reserve the right, subject to applicable law, and the approval, if required, of those who have the right to vote at the meetings of the contract owners of Separate Account I, to:

     a. Change Separate Account I from a management company and operate it as a unit investment trust under the Investment Company Act of 1940, or in any other form permitted by law;

     b. Deregister Separate Account I in the event registration under the Investment Company Act of 1940 is no longer required;

     c. Combine or divide, increase or decrease the number of Sub-Accounts or transfer assets and Contracts from one separate account or Sub-Account to another;

     d. Amend, or deliver a new Contract in exchange for the Contract, to: 1) assure that it qualifies for the benefits which the Internal Revenue Code provides annuity contracts; or 2) comply with the applicable law.

     e. Terminate the Contract if we determine that a change in applicable law or its interpretation makes it no longer feasible to continue the Contract and others like it in effect.

                                  VOTING RIGHTS

Before annuity payments begin, the contract owners have the right to vote at the meetings of contract owners to the extent of their interest in the Contracts on the matters listed below. Participants have the right to instruct contract owners as to votes attributable to their interest in Separate Account I. The number of votes which may be cast is equal to the number of Accumulation Units credited to their Contracts for each Sub-Account.

After annuity payments begin, Annuitants have the right to vote at the meetings of contract owners. The number of votes which may be cast in each Sub-Account is equal to:

     a    The  reserve   needed  to  meet  the  Contract   obligations  in  each
          Sub-Account, divided by

     b.   The Accumulation Unit value for that Sub-Account for that date.

As a result, the number of votes which may be cast will decrease as Annuity Payments are made. Fractional votes will be counted.

Only those who have an interest in a Sub-Account will have voting rights on matters which affect the Sub-Accounts. On matters which affect all Sub-Accounts in the same way, votes will be counted as a group.

To be entitled to vote, or to instruct the contract owner as to how to vote, a person must have been the owner, Participant or Annuitant, on a date chosen by the Board of Directors of Separate Account I. That date will be within ninety days of the meeting and the date on which the number of votes is determined.

At least twenty days prior to the meeting, written notice will be sent to the persons entitled to vote. The matters which will be voted upon are:

     a.   Election of the Board of Directors of Separate Account I;

     b. Any change in the fundamental investment policies and restrictions of the Sub-Accounts;

     c.   Approval of any investment management agreement or its amendment(s);

     d. Ratification of the selection of an independent auditor for Separate Account I; and

     e.   Any other business which may properly come before the meeting.

The voting rights under the Contract do not entitle anyone to vote at any meeting of Our shareholders or on matters which relate to the Fixed Account.

Votes may be cast in person or by proxy. There is no current intention to hold routine annual contract owners meetings.

                           FEDERAL INCOME TAX MATTERS

BECAUSE OF THE COMPLEXITY OF THE LAW AND THE FACT THAT THE TAX CONSEQUENCES MAY VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN, IF ANY, UNDER WHICH THE CONTRACT IS PURCHASED, ANY PERSON CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN IS ADVISED TO CONSULT A QUALIFIED TAX ADVISOR.

It should be understood that a complete description of the federal income tax consequences of the purchase of these Contracts cannot be made in this prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed here. In addition, no attempt is made here to consider any applicable state or other tax laws. For more complete and detailed information, a qualified tax advisor should always be consulted. The discussion here is general in nature and is based upon Our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current federal income tax laws or of the current interpretations thereof by the Internal Revenue Service or the courts.

How We Are Taxed

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Separate Account I is not a separate taxable entity; its operations form a part of, and are taxed with, Our total operations. Under existing federal income tax law, no taxes are due on interest, dividends or capital gains realized by Separate Account I with respect to the Contracts. We reserve the right to levy a charge to cover any taxes that might be assessed against Separate Account I in the future due to any change in the existing federal tax law.

How You Are Taxed

The  following  discussion  assumes that the  Contracts  will qualify as annuity
contracts  for  federal  income  tax  purposes.   The  Statement  of  Additional
Information discusses such qualifications.

Non-Qualified Contracts

An annuity contract owner generally is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment received by withdrawing all or part of the cash value or as annuity payments under the annuity option elected. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a Contract will be treated as a distribution. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income. However, for Purchase Payments made after February 28, 1986, an owner of a Contract who is not a natural person (subject to limited exceptions) generally will be taxed on any increase in the Contract's cash value over the "investment in the contract" during the taxable year, even if no distribution occurs. The following discussion applies to Contracts owned by natural persons.

Except as provided below, in the case of a surrender or withdrawal under a Contract, amounts received are first treated as taxable income to the extent that the Contract Value of the Contract immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. However, in the case of a withdrawal under a Contract issued before August 14, 1982, and allocable to an "investment in the contract" made before that date, amounts received are treated as taxable income only to the extent that they exceed the "investment in the contract." The "investment in the contract" generally equals the portion, if any, of any premium paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income.

Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of an Annuity Payment under a Contract generally is taxed on the portion of such payment that exceeds the "investment in the contract." For Variable Annuity Payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments.

For Fixed Annuity Payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payment for the term of the payment; however, the remainder of each Annuity Payment is taxable. For individuals whose Annuity Commencement Date is after December 31, 1986, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of his "investment in the contract."

There may be imposed a penalty tax on distributions equal to ten percent of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, which generally include: (1) distributions received on or after the taxpayer attains age 59 12 ; (2) distributions made on or after the holder's death or that are attributable to the taxpayer's disability; (3) distributions received in substantially equal installments as a life annuity (subject to special "recapture" rules if the series of payments is subsequently modified); and (4) distributions allocable to the "investment in the contract" before August 14, 1982.

A transfer of ownership or assignment of a Contract, the selection of certain maturity dates, or the designation of an Annuitant or other beneficiary who is not also the contract owner, may result in certain tax consequences to the contract owner that are not discussed herein. A contract owner contemplating any such transfer, assignment, selection, or designation should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by Us or an affiliated insurance company to the same contract owner during any calendar year will be treated as one annuity contract, and therefore aggregated for purposes of determining the amount includable in gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same contract owner.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Contract unless the contract owner or Annuitant is permitted to elect not to have amounts withheld and notifies Us at or before the time of the distribution that he or she chooses not to have any amount withheld.

Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which Our Contracts may be used:

     a. Corporate and H.R. 10 Pension and Profit-Sharing Plans--Section 401 and 403(a) of the Code permit corporate employers to establish various qualified plans for their employees, and self-employed individuals to establish qualified plans for themselves and their employees. Taxation of plan Participants depends on the specific plan. The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, tax rates applicable to distributions, and in other respects. In order to establish such a plan, a plan document, often in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer. Such retirement plans may permit the purchaser of the Contract to accumulate retirement savings. When issued in connection with Section 401 or 403(a) plans, a Contract will be amended to conform to the requirements under the Code. Purchasers of a Contract for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     b. Individual Retirement Annuities--Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRAs are subject to limitations on eligibility, maximum contributions, time of distribution and other features. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Contract for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Contract for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke the Contract within seven days of the earlier of the establishment of the IRA or the purchase of the Contract.

     c.   Plans   of   Public   School    Systems   and   Certain   Tax   Exempt
          Organizations--Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to establish plans that provide retirement benefits for employees through the purchase of annuity contracts. Such plans may permit the purchase of the Contracts in order to provide benefits under the plans. However, distributions from Contracts used in Section 403(b) plans are severely restricted (see "Cash Surrender and Withdrawals" at page 19 of the prospectus).

     d. Texas Optional Retirement Program--The Optional Retirement Program of the State of Texas will contribute an amount equal to the contribution of each Participant. If a Participant is not a "faculty member," as defined in the Texas Education Code, at the beginning of the second year of participation, We will return the employer's contribution to the State. In addition, the Program prohibits Participants from withdrawing part or all of the Accumulated Value of the Contract except at retirement or termination of employment. Payment of Proceeds will also be made at the death of a Participant.

     e. Deferred Compensation Plans of State and Local Governments--Section 457 of the Code permits states, political subdivisions of the states, agencies and instrumentalities of states or of political subdivisions of states and certain tax exempt organizations to establish deferred compensation plans for individuals who perform services for such entities. Such entities are the legal owners of Contracts issued under such plans. Thus, Participants will be in the position of a general creditor of the entity rather than the actual or beneficial owner of the assets of the plan.

Participants under such plans, as well as contract owners, annuitants and beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their specific needs and as to applicable Code limitations and tax consequences.

The rules governing the tax treatment of contributions and distributions under qualified plans, as set forth in the Code and applicable rulings and regulations, vary according to the type of the plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Contract purchased in connection with these plans (other than a Section 457 deferred compensation plan), only the portion of the payment in excess of the "investment in the contract" allocated to that payment is subject to tax. The "investment in the contract" equals the portion of plan contributions invested in the Contract that was not excluded from the participant's gross income, and may be zero. In general, for withdrawals or surrenders, a ratable portion of the amount received is taxable, based on the ratio of the investment in the contract to the total Contract Value. For contracts with annuity starting dates commencing after December 31, 1986, the amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the contract. The taxable portion of annuity payments is generally determined under the same rules applicable to Non- Qualified Contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59 12 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, aggregate distributions in excess of a specified annual amount and in certain other circumstances. Effective January 1, 1993, certain distributions from Contracts used in plans that qualify for special tax treatment under Sections 401(a), 403(a) and 403(b) of the Code are subject to mandatory withholding, generally at a rate of 20% (that is, electing no withholding is not permitted).

Other Considerations

In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed that tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the anuuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

Because of the complexity of the federal tax law, and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under the Contract. It should be understood that the above comments and the discussion in the Statement of Additional Information concerning the federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contracts and that special rules are provided with respect to situations not discussed there. No representation is made regarding the likelihood of continuation of the present income tax laws or of current interpretations by the Internal Revenue Service. No attempt has been made to consider any applicable state or other tax law except with respect to the imposition of any state premium taxes.

We do not make any guarantee regarding the tax status of any Contract, and the "Federal Tax Matters" discussions in this prospectus and in the Statement of Additional Information are not intended as tax advice.

                                   MANAGEMENT

Separate Account I is managed by a Board of Directors consisting of three outside and two inside directors. Their duties, as set forth in the Rules and Regulations of Separate Account I, include: selection of an independent auditor; approval of agreements providing for sales, administrative, investment management and advisory services; review and supervision of the investment of assets; obtaining of fidelity bond coverage; and any acts necessary to carry out the above.

We serve as investment adviser to Separate Account I. We also advise The Washington National Retirement Plan, which was frozen effective December 31, 1990.

                               INVESTMENT MANAGER

We act as investment manager for Separate Account I under an investment management agreement between Us and Separate Account I. The agreement provides that We will manage the investments of Separate Account I under the direction of the Board of Directors. For providing those services, Separate Account I will pay Us a fee at an annual rate of .50% of the average net assets of Separate Account I. This fee will be calculated daily and paid monthly. Our duties under the agreement are to:

     a. Decide on and place orders for the purchase and sale of securities for the Sub-Accounts, using Our best efforts to obtain the most favorable terms possible.

     b. Regularly furnish reports at the periodic meetings of the Board of Directors.

We are subject to the supervision of the Board of Directors. Under the agreement, We have the right to withdraw the use of Our name by Separate Account
I. The agreement will continue in effect from its effective date and from year to year so long as it is approved by the Board of Directors or by the contract holders as required by the Rules and Regulations of Separate Account I, and so long as We do not terminate it by giving sixty days written notice.

Effective January 1, 1994, We have contracted with NBD Bank, an Illinois banking corporation having its principal office and place of business at 1603 Orrington Avenue, Evanston, Illinois 60201 to have them manage the investment portfolio of the Stock Sub-Account. NBD Bank is controlled by NBD Bancorp, Inc., a Delaware corporation and bank holding company.

                                LEGAL PROCEEDINGS

We and certain affiliated companies have been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of such companies. A number of other legal actions have been filed that demand compensatory and punitive damages aggregating material dollar amounts. Our management and chief legal officer believe that such litigation will not have a material affect on the consolidated results of operations or financial position. See Note F to Our financial statements for a description of a class action complaint by two retired employees, relating to retirement benefits. Separate Account I is not engaged in any litigation.

                                THE FIXED ACCOUNT

Purchase Payments which are allocated to the Fixed Account become part of Our general account which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the Fixed Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account have not been reviewed by the staff of the Securities and Exchange Commission.

Fixed Account Accumulated Value-The value of a fixed Accumulation Unit was established at $1 and is adjusted daily to reflect the rate(s) of interest being credited to Contracts with an interest in the Fixed Account. A Calendar Year is a period of one year from January 15 of one year through January 14 of the next year. The Fixed Account Accumulated Value is the total of periodic Purchase

Payments and transfers to the account, increased at rates of interest established by Us, reduced by the total of any deductions, charges, withdrawals and transfers from the account. We reserve the right to deduct premium or other taxes from Purchase Payments or to charge those taxes against the Contracts to which they are attributable. The guaranteed interest rate for the first Calendar Year is stated in the Contract. That rate may be changed by Us at the end of the first Calendar year and at the end of each Calendar year thereafter. We will credit interest daily at the established rates, but interest will be compounded annually. We will notify You of the rate of interest to be credited during the next Calendar year.

We guarantee that the interest rate will be at least 4%.

Amount of Each Fixed Annuity Payment

     a.    The amount of the first Fixed Annuity payment will be equal to:

          1. the amount of the Net Accumulated Value being used to purchase a Fixed Annuity, divided by

          2.   $1,000, times

          3. a factor from the Fixed Annuity Settlement Option Table that appears in the Contract.

     b. The dollar amount of Fixed Annuity payments remain fixed during the annuity payment period, except under:

          1.   Option 4, and

          2. Options 2, 3 and 5, which may be increased by interest in excess of the guaranteed rates.

          3. Option 6, under which the number of units is reduced one-third at the death of the first payee.

Time and Delay of Payment

Fixed Account-We may delay paying the amount of any withdrawal or surrender for up to six months after a request is received by Us.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION


                                                     Page
                                                     ----

GENERAL INFORMATION AND HISTORY                       3
     The Company                                      3
THE SEPARATE ACCOUNT                                  4
     Investment Policies And Restrictions             4
     Real Estate                                      4
     Money Market Instruments                         5
     Turnover                                         5
     Net Asset Value                                  5
THE CONTRACT                                          6
     Ownership                                        6
     Beneficiary                                      6
     Assignment                                       6
     Calculation of the Accumulation Unit Value       6
     Single Sum Settlement                            7
     Reports                                          7
ANNUITY PAYMENTS                                      8
     Election  of  Fixed  or  Variable   Annuity      8
Payments
     Limitations/Conditions                           8
     Variable Annuity Unit Value                      9
     Amount of Each Variable Annuity Payment          9
FEDERAL TAX MATTERS                                   9
     Diversification Requirements                     9
     IRS Required Distributions                      10
MANAGEMENT                                           11
     Directors and Officers of Separate Account I    11
     Remuneration of Board of Directors, Officers
      and Employees                                  12
     Principal Stockholders of Washington National
      Corporation                                    13
INVESTMENT MANAGER                                   14
ADMINISTRATIVE SERVICES                              16
CUSTODY AGREEMENT                                    16
BROKERAGE ALLOCATION                                 16
     Securities Transactions                         16
      Transactions  May Be Made for a  Number  of
       Accounts at Once                              17
     Other Transactions With Brokers or Dealers      17
UNDERWRITERS                                         17
PERFORMANCE DATA                                     17
LEGAL MATTERS                                        20
STATE REGULATION                                     20
REGISTRATION STATEMENT                               20
EXPERTS                                              20
FINANCIAL STATEMENTS                                 20
APPENDIX A: Commercial Paper and Bond Ratings       A-1
APPENDIX   B:   Short-Term  Portfolio  Sub-Account  B-1
Investments

                                   APPENDIX C

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                          Prospectus dated May 1, 1995


         The Fund's prospectus dated May 1, 1995, immediately follows this page.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                              Two International Place
                         Boston, Massachusetts 02110-4103
                                  (A Mutual Fund)

Scudder Variable Life Investment Fund (the "Fund") is an open-end management investment company which offers shares of beneficial interest of six diversified Portfolios, three of which are offered herein. The Money Market Portfolio seeks stability and current income from a portfolio of money market instruments. The Money Market Portfolio will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share. An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Bond Portfolio seeks high income from a high quality portfolio of bonds. The Capital Growth Portfolio seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

This prospectus sets forth concisely the information about the Fund, as well as the Money Market Portfolio, Bond Portfolio and Capital Growth Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios") that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered in the separate accounts of certain insurance companies ("Participating
Insurance Companies"). Please read it carefully and retain it for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1995, as supplemented from time to time, is available upon request without charge and may be obtained by calling a Participating Insurance Company or by writing to broker/dealers offering the above mentioned variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES  OF  THE FUND ARE  AVAILABLE  AND  ARE  BEING  MARKETED EXCLUSIVELY  AS A
POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.


                           PROSPECTUS
                           May 1, 1995

                                                                        SCUDDER


 -------------------------------------------------------------------------------------------------------------------
                                TABLE OF CONTENTS
 -------------------------------------------------------------------------------------------------------------------
                                                                                                                Page

INVESTMENT CONCEPT OF THE FUND                                                                                    1
FINANCIAL HIGHLIGHTS                                                                                              2
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS                                                              5
     Money Market Portfolio                                                                                       5
     Bond Portfolio                                                                                               5
     Capital Growth Portfolio                                                                                     6
POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS                                                              7
     Repurchase Agreements                                                                                        7
     Convertible Securities                                                                                       7
     Mortgage and Other Asset-Backed Securities                                                                   8
     Foreign Securities                                                                                           8
     When-Issued Securities                                                                                       9
     Indexed Securities                                                                                           9
     Loans of Portfolio Securities                                                                                9
     Zero Coupon Securities                                                                                       9
     Derivatives                                                                                                 10
     Options                                                                                                     10
     Options on Securities Indexes                                                                               10
     Futures Contracts                                                                                           10
     Forward Foreign Currency Exchange Contracts                                                                 11
INVESTMENT RESTRICTIONS                                                                                          11
INVESTMENT ADVISER                                                                                               12
     Portfolio Management                                                                                        13
     Money Market Portfolio                                                                                      13
     Bond Portfolio                                                                                              13
     Capital Growth Portfolio                                                                                    13
DISTRIBUTOR                                                                                                      13
PURCHASES AND REDEMPTIONS                                                                                        14
NET ASSET VALUE                                                                                                  14
PERFORMANCE INFORMATION                                                                                          15
     Money Market Portfolio                                                                                      15
     Bond Portfolio                                                                                              15
     All Portfolios                                                                                              15
VALUATION OF PORTFOLIO SECURITIES                                                                                15
     Money Market Portfolio                                                                                      15
     Other Portfolios                                                                                            16
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS                                                                          16
SHAREHOLDER COMMUNICATIONS                                                                                       17
ADDITIONAL INFORMATION                                                                                           17
     Fund Organization and Shareholder Indemnification                                                           17
     Other Information                                                                                           17
TRUSTEES AND OFFICERS                                                                                            19


                                                                       SCUDDER

 ------------------------------------------------------------------------------
                         INVESTMENT CONCEPT OF THE FUND
 ------------------------------------------------------------------------------

Scudder Variable Life Investment Fund (the "Fund") is an open-end, registered management investment company comprised of six diversified series. Additional
Portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Individual VA contract holders and VLI policyholders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors (the "Shareholders"), although such companies may pass through voting rights to their VA contract and VLI policyholders.

                                                                        SCUDDER

 ------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------

Money Market Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1994 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc.


                                                                                             Six    For the Period
                                                                                            Months  July 16, 1985
                                                                                            Ended   (commencement
                                             Years Ended December 31,                      December of operations
                         __________________________________________________________________   31,    to June 30,
                         1994      1993     1992    1991    1990      1989     1988    1987 1986(e)     1986
                         __________________________________________________________________ ______    ________

Net asset value,
  beginning of period    $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000  $1.000   $1.000 $1.000(b)
                         ------   ------   ------  ------   ------   ------   ------  ------   ------ ------

Income from investment
  operations:

Net investment
  income (a)              .037     .025     .033    .057     .076     .088     .068    .060     .026      .064

Less distributions from
  net investment income  (.037)   (.025)   (.033)  (.057)   (.076)   (.088)   (.068)  (.060)   (.026)    (.064)
                         -----    -----    -----   -----    -----    -----    -----   -----    -----     -----

Net asset value,
  end of period          $1.000   $1.000   $1.000  $1.000   $1.000   $1.000   $1.000  $1.000   $1.000    $1.000
                         ======   ======   ======  ======   ======   ======   ======  ======   ======    ======

Total Return (%)           3.72     2.54     3.33    5.81     7.83     8.84     7.08    5.95  2.59(d)   6.59(d)

Ratios and
Supplemental Data

Net assets, end of
  period ($ millions)        90       49       34      28       32       15       11       8        3        --

Ratio of operating
  expenses, net to
  average daily net
  assets (%) (a)            .56      .66      .64     .67      .69      .72      .75     .75   .75(c)    .60(c)

Ratio of net investment
  income to average
  daily net assets (%)     3.80     2.55     3.26    5.67     7.57     8.53     6.99    6.06  5.10(c)   6.75(c)

(a)  Portion of expenses
     reimbursed            $ --   $   --   $   --   $  --   $   --   $ .001   $ .003   $.006  $ .022   $  .133

(b)  Original capital

(c)  Annualized

(d)  Not annualized

(e) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

                                                                        SCUDDER

 ------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------

Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1994 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc.


                                                                                               Six    For the Period
                                                                                              Months  July 16, 1985
                                                                                              Ended   (commencement
                                             Years Ended December 31,                       December of operations
                         __________________________________________________________________     31,    to June 30,
                         1994      1993     1992    1991    1990      1989     1988    1987   1986(e)     1986
                         __________________________________________________________________   ______    ________

Net asset value,
   beginning of period   $ 7.42   $ 7.19   $ 7.37   $6.73   $ 6.72   $ 6.39   $ 6.47   $6.67   $ 6.56     $6.00(b)
                         ------   ------   ------   -----   ------   ------   ------   -----   ------     -----

Income from investment
  operations:

   Net investment
     income (a)             .43      .48      .49     .52      .53      .54      .54     .49      .23       .45

   Net realized and
     unrealized gain
     (loss) on
     investment
     transactions         (.77)      .38    (.02)     .61    (.02)      .18    (.19)   (.40)      .08       .44
                          ----       ---    ----      ---    ----       ---    ----    ----       ---       ---

Total from investment
  operations              (.34)      .86      .47    1.13      .51      .72      .35     .09      .31       .89
                          ----       ---      ---    ----      ---      ---      ---     ---      ---       ---

Less distributions from:
  Net investment income   (.43)    (.48)    (.46)   (.47)    (.50)    (.39)    (.43)   (.29)    (.17)     (.33)

  Net realized gains on
   on investment
   transactions           (.17)    (.15)    (.19)   (.02)       --       --       --      --    (.03)        --
                          ----     ----     ----    ----                                        ----

Total distributions       (.60)    (.63)    (.65)   (.49)    (.50)    (.39)    (.43)   (.29)    (.20)     (.33)
                          ----     ----     ----    ----     ----     ----     ----    ----     ----      ----

Net asset value,
  end of period          $ 6.48   $ 7.42   $ 7.19   $7.37   $ 6.73   $ 6.72   $ 6.39   $6.47   $ 6.67     $6.56
                         ======   ======   ======   =====   ======   ======   ======   =====   ======     =====

Total Return (%)         (4.79)    12.38     7.01   17.61     8.06    11.65     5.46    1.22     4.90(d)  15.11(d)

Ratios and
Supplemental Data

Net assets, end of
  period ($ millions)       142      129      113      74       42       22        3       3        1        --

Ratio of operating
  expenses, net to
  average net
  assets (%) (a)            .58      .61      .63     .69      .73      .75      .75     .75      .75(c)    .60(c)

Ratio of net investment
  income to average
  net assets (%)           6.43     6.59     6.89    7.51     8.05     8.04     7.86    7.53     6.88(c)   7.48(c)

Portfolio turnover
  rate (%)                96.55   125.15    87.00  115.86    71.02   103.41   245.23  186.05    23.82(c)   6.27(c)

(a)  Portion of expenses
   reimbursed            $   --   $   --   $   --   $  --   $   --   $  .01   $  .04   $ .08      $ .21    $.80

(b)  Original capital

(c)  Annualized

(d)  Not annualized

(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.

(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

                                                                        SCUDDER

 ------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
 ------------------------------------------------------------------------------


Capital Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated December 31, 1994 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc.

                                                                                               Six    For the Period
                                                                                              Months  July 16, 1985
                                                                                              Ended   (commencement
                                             Years Ended December 31,                       December of operations
                         __________________________________________________________________     31,    to June 30,
                         1994      1993     1992    1991    1990      1989     1988    1987   1986(e)     1986
                         __________________________________________________________________   ______    ________


Net asset value,
  beginning of period    $14.95   $12.71   $12.28   $8.99   $10.21   $ 8.53   $ 7.06   $7.67   $ 7.93      $6.00(b)
                         ------   ------   ------   -----   ------   ------   ------   -----   ------      -----

Income from investment
  operations:

  Net investment
   income (a)               .06      .06      .11     .16      .25      .35      .16     .15      .09       .19

  Net realized and
   unrealized gain
   (loss) on investment
   transactions          (1.42)     2.52      .66    3.35   (1.00)     1.58     1.40   (.28)    (.07)      1.87
                         -----      ----      ---    ----   -----      ----     ----   ----     ----       ----

Total from investment
  operations             (1.36)     2.58      .77    3.51    (.75)     1.93     1.56   (.13)      .02      2.06
                         -----      ----      ---    ----    ----      ----     ----   ----       ---      ----

Less distributions from:
  Net investment
   income                 (.05)    (.07)    (.11)   (.22)    (.24)    (.25)    (.09)   (.09)    (.07)     (.13)

  Net realized gains
   on investment
   transactions          (1.31)    (.27)    (.23)      --    (.23)       --       --   (.39)    (.21)        --
                         -----     ----     ----             ----                      ----     ----

Total distributions      (1.36)    (.34)    (.34)   (.22)    (.47)    (.25)    (.09)   (.48)    (.28)     (.13)
                         -----     ----     ----    ----     ----     ----     ----    ----     ----      ----

Net asset value,
  end of period          $12.23   $14.95   $12.71  $12.28   $ 8.99   $10.21   $ 8.53   $7.06  $ 7.67    $  7.93
                         ======   ======   ======  ======   ======   ======   ======   =====  ======    =======

Total Return (%)         (9.67)    20.88     6.42   39.56   (7.45)    22.75    22.07  (1.88)   .26(d)  34.66(d)

Ratios and
Supplemental Data

Net assets, end of
  period ($ millions)       257      257      167     108       45       45       17      10        1        --

Ratio of operating
  expenses, net to
  average net
  assets (%) (a)            .58      .60      .63     .71      .72      .75      .75     .75   .75(c)    .60(c)

Ratio of net investment
  income to average
  net assets (%)            .47      .46      .95    1.49     2.71     3.51     2.17    1.68  2.21(c)   2.95(c)

Portfolio turnover
  rate (%)                66.44    95.31    56.29   58.88    61.39    63.96   129.75  113.34 38.78(c)  86.22(c)

(a)  Portion of expenses
   reimbursed            $   --   $   --   $   --   $  --   $   --   $  .01   $  .01   $ .04    $ .20     $.81

(b)  Original capital

(c)  Annualized

(d)  Not annualized

(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.

(f) On August 22, 1986,  the  Trustees  voted to change the year end of the Fund from June 30 to December 31.

                                                                         SCUDDER

 ------------------------------------------------------------------------------
                            INVESTMENT OBJECTIVES AND
                           POLICIES OF THE PORTFOLIOS
 ------------------------------------------------------------------------------

Each type of Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the Shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio uses the amortized cost method of securities valuation.

The Money Market Portfolio purchases money market securities such as U.S. Treasury, agency and instrumentality obligations, finance company and corporate commercial paper, bankers' acceptances and certificates of deposit of domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and corporate obligations. The Money Market Portfolio may also enter into repurchase agreements. The Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Investments are limited to those that are dollar-denominated and at the time of purchase are rated, or judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest categories) by any two nationally-recognized rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. The portfolio is subject to certain additional quality and diversification restrictions which are set forth in the Fund's Statement of Additional Information.

The remaining maturity of each investment in the Money Market Portfolio is 397 calendar days or less. The dollar-weighted average maturity of the Portfolio's investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Portfolio's income fluctuates with changes in interest rates, but its price to the public or "offering price," is expected to remain fixed at $1.00 per share.

BOND PORTFOLIO

The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and by entering into futures contracts on debt securities and related options for hedging purposes.

The Portfolio is actively managed. The Portfolio may invest in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income relative to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives.

The Bond Portfolio may purchase corporate notes and bonds including issues convertible into common stock and obligations of municipalities. It may purchase U.S. Government securities and obligations of federal agencies that are not backed by the full faith and credit of the U.S.

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Government,  such as obligations of Federal  Home Loan  Banks, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. In addition, it may purchase obligations of international agencies such as the International Bank for
Reconstruction  and  Development,  and  the  Inter-American   Development  Bank.
Other  eligible  investments   include  foreign  securities,  such  as  non-U.S.
dollar-denominated foreign debt securities and U.S. dollar-denominated foreign debt securities (such as those issued by the Dominion of Canada and its provinces) including, without limitation, Eurodollar Bonds and Yankee Bonds, mortgage and other asset-backed securities, and money market instruments such as commercial paper, and bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements and may invest in zero coupon securities.

The Bond Portfolio is of high quality. No purchase will be made if, as a result thereof, less than 50% of the Portfolio's net assets would be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any of the nationally-recognized rating services or (c) if not rated, are judged by the Adviser to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Adviser. The Fund may invest up to 20% of its assets in bonds rated below A but no lower than B by Moody's or S&P, or unrated securities judged by the Adviser to be of comparable quality. Debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P and commonly referred to as "junk bonds") and unrated securities of comparable quality, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of loss of principal and income, and may be less liquid than securities in the higher rating categories. Securities rated B involve a high degree of speculation with respect to the payment of principal and interest. Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security. During the year ended December 31, 1994, the average monthly dollar-weighted market value of the bonds held by the Portfolio, by ratings categories, was as follows: 72.0% in AAA/Aaa securities, 1.0% in AA/Aa securities, 19.0% in A securities, 4.0% in BBB/Baa securities, 2.0% in BB/Ba securities and 2.0% in unrated securities, respectively. Future asset composition may vary.

The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

Except for limitations imposed by the Bond Portfolio's investment restrictions (see "INVESTMENT RESTRICTIONS"), there is no limit as to the proportions of the Portfolio which may be invested in any of the eligible investments; however, it is a policy of the Portfolio that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.

The Bond Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will fluctuate with changes in the market price of the Portfolio's investments, which tend to vary inversely with changes in prevailing interest rates and, to a lesser extent, changes in foreign currency exchange rates. As interest rates fall, the prices of debt securities tend to rise and vice versa.

CAPITAL GROWTH PORTFOLIO

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

In its examination of potential investments, the Adviser considers, among other things, the issuer's financial strength, management reputation, absolute size and overall industry position.

Equity investments can have diverse financial characteristics, and the Trustees believe that the opportunity for capital growth may be found in many different sectors of the market at any particular time. In contrast to the specialized investment policies of some capital appreciation funds, the Portfolio is therefore free to invest in a wide range of marketable securities offering the potential for growth. This enables the Portfolio to pursue investment values in various sectors of the stock market including:

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      1. Companies  that  generate or apply new  technologies,  new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising, and health service industries.

      2. Companies that own or develop natural resources, such as energy exploration or precious metals companies.

      3. Companies  that  may  benefit  from  changing   consumer   demands  and
         lifestyles,    such   as   financial    service    organizations    and
         telecommunications companies.

      4. Foreign companies.

While emphasizing investments in companies with above-average growth prospects, the Portfolio may also purchase and hold equity securities of companies that may have only average growth prospects, but seem undervalued due to factors thought to be of a temporary nature which may cause their securities to be out of favor and to trade at a price below their potential value.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities when management anticipates that the total return on debt securities is likely to equal or exceed the total return on common stocks over a selected period of time. The Portfolio may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P, or, if unrated, of equivalent quality as determined by the Adviser. Bonds that are rated Baa by Moody's or BBB by S&P have some speculative characteristics. The Portfolio's intermediate to longer term debt securities may also include those which are rated below investment grade, as long as no more than 5% of its net assets are invested in such securities. As interest rates fall the prices of debt securities tend to rise and vice versa. Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

The Portfolio may, for hedging purposes, purchase forward foreign currency exchange contracts and foreign currencies in the form of bank deposits. The Portfolio may also purchase other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations and repurchase agreements.

The Capital Growth Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

 ------------------------------------------------------------------------------
                             POLICIES AND TECHNIQUES
                          APPLICABLE TO THE PORTFOLIOS
 ------------------------------------------------------------------------------

Except as otherwise noted below, the following description of additional investment policies and techniques is applicable to all of the Portfolios.

REPURCHASE AGREEMENTS

As a means of earning income for periods as short as overnight, the Fund, on behalf of a Portfolio, may enter into repurchase agreements with U.S. and foreign banks, and any broker-dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be of a sufficiently high quality. Under a repurchase agreement, a Portfolio acquires securities, subject to the seller's agreement to repurchase those securities at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the seller agrees to maintain the market value of such securities at least equal to 100.5% of the repurchase price on a daily basis. If the seller under a repurchase agreement becomes insolvent and the Fund has failed to perfect its interest in the underlying securities, the Fund might be deemed an unsecured creditor of the seller and may encounter delay and incur costs before being able to sell the security. Also, if a seller defaults, the value of such securities might decline before the Fund is able to dispose of them. The Trustees have set standards of counterparty creditworthiness and monitor compliance with such standards.

CONVERTIBLE SECURITIES

The Bond Portfolio and the Capital Growth Portfolio may each invest in convertible securities (bonds, notes, debentures, preferred stocks and other securities convertible into common stocks) which may offer higher income than

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the common stocks into which they are convertible. The convertible securities in which each  Portfolio  may  invest  include  fixed  income or zero  coupon  debt securities,  which may be converted  or  exchanged  at a stated or  determinable
exchange  ratio  into  underlying  shares  of  common  stock.   Prior  to  their
conversion,   convertible   securities  may  have  characteristics   similar  to
non-convertible securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. Convertible securities entail less credit risk than the issuer's common stock. The ratings of the convertible securities in which the Portfolios invest will be comparable to the ratings of the Portfolios' fixed income securities.

MORTGAGE AND OTHER ASSET-BACKED SECURITIES

The Bond Portfolio may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, the Portfolio may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association, ("FNMA"), which are not guaranteed by the U.S. Government. Moreover, the Portfolio may invest in debt securities which are secured with collateral consisting of mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), and in other types of mortgage-related securities.

Unscheduled  or early  payments  on the  underlying  mortgages  may  shorten the securities' effective maturities and lessen their growth potential. The Portfolio may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolio to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolio, the prepayment right of mortgagors may limit the increase in net asset value of the Portfolio because the value of the mortgage-backed securities held by the Portfolio may not appreciate as rapidly as the price of non-callable debt securities.

The Portfolio may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution. Asset-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.

FOREIGN SECURITIES

The Bond Portfolio and the Capital Growth Portfolio may each invest without limit, except as may be applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to a Portfolio's domestic investments), and in certifi-cates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond
Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. The Capital Growth Portfolio may invest up to 25% of its assets in non-U.S. dollar-denominated equity securities of foreign issuers. Global investing involves considerations not typically found in invest-
ing in U.S. markets. These considerations,   which  may  favorably
or  unfavorably   affect   a  Portfolio's   performance,   include   changes  in
exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, devaluations in the currencies in which a Portfolio's securities are denominated, non-negotiable brokerag commis-sions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments. Further, the settlement period of securities transactions in foreign markets may

                                                                         SCUDDER

be longer than in domestic markets and payment for securities may be required before delivery. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The Adviser seeks to mitigate the risks associated with these considerations through diversification and active professional management.

WHEN-ISSUED SECURITIES

A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining the net asset value of a Portfolio. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at the settlement date. The Fund does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities and other high-grade debt obligations at least equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

INDEXED SECURITIES

The Bond Portfolio may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend the portfolio securities of any Portfolio (other than the Money Market Portfolio) provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.

ZERO COUPON SECURITIES

The Bond Portfolio may invest in zero coupon securities, including U.S. Government securities and privately stripped coupons on and receipts for U.S. Government securities. These securities pay no cash income but are issued at substantial discounts from their value at maturity. When held to maturity, their entire return, which consists of the accretion of discount, comes from the difference between their issue price and their maturity value. Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

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DERIVATIVES

The following descriptions of Options, Options on Securities Indexes, Futures Contracts and Forward Foreign Currency Exchange Contracts discuss types of derivatives in which certain of the Portfolios may invest.

OPTIONS

The Fund may write covered call options on securities of any Portfolio (other than the Money Market Portfolio) in an attempt to earn income. The Capital Growth Portfolio may also write put options to a limited extent on its portfolio securities in an attempt to earn additional income on its portfolio, consistent with its investment objectives, and it may purchase call and put options for hedging purposes. Risks associated with writing put options include the possible inability to effect closing transactions at favorable prices. In addition, the Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. Over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

OPTIONS ON SECURITIES INDEXES

The Capital Growth Portfolio may purchase put and call options on securities indexes to hedge against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities. Options on securities indexes are similar to options on securities except that settlement is made in cash.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

Gains or losses on the Portfolio's transactions in securities index options depend on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Portfolio of the Fund. In this respect, purchasing a stock index put option is analogous to the purchase of a put on a securities index futures contract.

The Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. The Portfolio may also allow options to expire unexercised.

FUTURES CONTRACTS

To protect against the effects of adverse changes in interest rates (sometimes known as "hedging"), the Bond Portfolio may, to a limited extent, enter into futures contracts on debt securities. Such futures contracts obligate the Fund, at maturity, to purchase or sell certain debt securities. The Bond Portfolio and the Capital Growth Portfolio may each enter into securities index futures contracts to protect against changes in securities market prices. Each of these two Portfolios may purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. This type of option must be traded on a U.S. or foreign exchange or board of trade.

When interest rates are rising or stock or security prices are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When rates are falling or stock or security prices are rising, these contracts can secure better rates or prices for a Portfolio than might later be available in the market when it makes anticipated purchases.

The Fund will engage in transactions in futures contracts and options thereon only in an effort to protect a Portfolio against a decline in the value of the Portfolio's securities or an increase in the price of securities that the Portfolio intends to acquire. Also, the initial margin deposits for futures contracts and premiums paid for related options may not be more than 5% of a Portfolio's total assets. These transactions involve brokerage costs and require the Fund to segregate assets, such as cash, U.S. Government securities and high-grade debt obligations, of a Portfolio to cover contracts which would require it to purchase securities. A Portfolio may lose the expected benefit of the transactions if interest rates or stock prices move in an unanticipated manner. Such unanticipated changes in interest rates or stock prices may also result in poorer overall performance in a Portfolio than if the Fund had not entered into any futures transactions for that Portfolio. A Portfolio would be required to make and maintain "margin" deposits in connection with transactions in futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Bond Portfolio and the Capital Growth Portfolio may each enter into forward foreign currency exchange contracts ("forward contracts") to the extent of 15% of the value of their respective total assets, for hedging purposes. A forward contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The agreed price may be fixed or with a specified range of prices.

 ------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
 ------------------------------------------------------------------------------

Unless specified to the contrary, the following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder and as used in this prospectus, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio). Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

The Fund may not, on behalf of any Portfolio:

      (1)with respect to 75% of the value of the total assets of a Portfolio, invest more than 5% of the value of the Portfolio's total assets in the securities of any one issuer, except U.S. Government securities and, with respect to 100% of the value of the total assets of a Portfolio, the Fund may not invest more than 25% of the value of the Portfolio's total assets in the securities of any one issuer, except U.S. Government securities;

      (2)pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the investment restriction (8) below, it may pledge securities having a market value at the time of pledge not exceeding 15% of the value of a Portfolio's total assets and except in connection with the writing of covered call options and the purchase and sale of futures contracts and options on futures contracts;

      (3)make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies and the entry into repurchase agreements may be deemed to be loans;

      (4)enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of a Portfolio (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable;

      (5)purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio;

      (6)purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

      (7)purchase or sell any put or call options or any combination thereof, except that the Fund may purchase and sell options on futures contracts on debt securities, options on securities indexes and securities index futures contracts and write covered call option contracts on securities owned by a Portfolio, and may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

                                                                         SCUDDER

      (8)borrow money except from banks as a temporary measure for extraordinary or emergency purposes (each Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities for a Portfolio will be made while borrowings of that Portfolio exceed 5% of the Portfolio's assets (the payment of interest on borrowings by a Portfolio will reduce that Portfolio's income). In addition, the Board of Trustees has adopted a policy whereby each Portfolio of the Fund may borrow up to 10% of its total assets; provided, however, that each Portfolio may borrow up to 25% of its total assets for extraordinary or emergency purposes, including the facilitation of redemptions.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value (see "NET ASSET VALUE").

 ------------------------------------------------------------------------------
                               INVESTMENT ADVISER
 ------------------------------------------------------------------------------

The Fund retains the investment advisory firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, Two International Place, Boston, Massachusetts
02110-4103, to manage each Portfolio's daily investment and business affairs subject to the policies established by the Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law. The Adviser is one of the most experienced investment counsel firms in the United States. It was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The principal source of the Adviser's income is professional fees received from providing continuing investment advice, and the firm derives no income from brokerage, insurance or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. Directly or through affiliates, the Adviser provides investment advice to over 50 mutual fund portfolios.

For its advisory services to the Portfolios, the Adviser receives compensation monthly at the following annual rates for each Portfolio:


                                        Percent of the average
                                        daily net asset values
Portfolio                                 of each Portfolio
---------                               ----------------------
Money Market Portfolio                  .370%
Bond Portfolio                          .475%
Capital Growth Portfolio                .475%


Under the investment advisory agreements between the Fund, on behalf of each Portfolio, and the Adviser, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The Adviser, through Scudder Investor Services, Inc., a wholly-owned subsidiary of the Adviser, places portfolio transactions on behalf of the Fund's Portfolios. In so doing, the Adviser seeks to obtain the most favorable net results. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option, as a factor in the selection of firms to execute portfolio transactions.

In addition to payments for investment advisory services provided by the Adviser, the Trustees, consistent with the Fund's investment advisory agreements and underwriting agreement, have approved payments to the Adviser, Scudder Investor Services, Inc. and Scudder Fund Accounting Corporation for clerical, accounting and certain other services they may provide the Fund.

For a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Company, each of the Participating Insurance Companies have agreed to contribute to the capital of the Fund to the extent that the annual operating expenses of any Portfolio of the Fund exceed 3/4 of 1% of the average daily net assets of that Portfolio for any year of the Fund.

                                                                         SCUDDER

Other Participating Insurance Companies will be required to enter into similar arrangements with the Fund. The obligation of each Participating Insurance Company in relation to the total capital contribution due to a Portfolio will be the proportion that the average value of the shares of such Portfolio held during the year by a separate account or separate accounts of such company (or $1 million, if greater) bears to such average daily net assets. To date, Charter National Life Insurance Company, Mutual of America Life Insurance Company and Banner Life Insurance Company have been Participating Insurance Companies for the past eight, six and five years, respectively, and have made arrangements with the Adviser to continue their participation.

PORTFOLIO MANAGEMENT

Each Portfolio is managed by a team of Scudder investment professionals who each play an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for the Portfolios. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

MONEY MARKET PORTFOLIO

Lead Portfolio Manager Robert T. Neff has led Money Market Portfolio's day-to-day management since 1985. Mr. Neff joined Scudder in 1972 and has more than 20 years of experience managing short-term fixed-income assets. Nicca Alcantara, Portfolio Manager, has responsibility for the Portfolio's day-to-day investments. Ms. Alcantara, who came to Scudder in 1984, has worked as a portfolio manager since 1989 and joined the team in 1990. Prior to becoming a portfolio manager, Ms. Alcantara worked as an account assistant in Scudder's Reserve Asset Management Group. Stephen L. Akers, Portfolio Manager, joined the team in 1995 and has managed several fixed-income portfolios since joining Scudder in 1984.


BOND PORTFOLIO

Lead Portfolio Manager Ruth Heisler has had responsibility for overseeing the Portfolio's day-to-day operations and has guided the Portfolio's investment strategy since 1988. Ms. Heisler, who has over 40 years of fixed-income investing experience, joined the team in 1986. William M. Hutchinson, Port-folio Manager, helps set Scudder's overall fixed-income investment strategy. Mr. Hutchinson, who has 21 years of investment experience, came to Scudder in 1986 as a portfolio manager and joined the team in 1987. Renee L. Ross, Portfolio Manager, has been a member of the team since 1988. Ms. Ross, who joined Scudder in 1981, has nine years of experience as a portfolio manager and focuses on fixed-income analysis and investing.

CAPITAL GROWTH PORTFOLIO

Lead Portfolio Manager Steven P. Aronoff assumed responsibility for setting Capital Growth Portfolio's stock investing strategy and overseeing the Port-folio's day-to-day operations in 1995. Mr. Aronoff, who joined Scudder in 1969 and the team in 1989, has 27 years of experience in stock research and investing, including six years of experience as a full-time portfolio manager. William F. Gadsden, Portfolio Manager, joined the team in 1989 and Scudder in 1983. Mr. Gadsden has 13 years of investment experience. Julia D. Cox, Portfolio Manager, a member of the team since 1985, has been involved in the investment industry since 1969 and at Scudder since 1980. Ms. Cox, who has 15 years' experience as a portfolio manager, offers expertise on financial and technology stocks.

 ------------------------------------------------------------------------------
                                   DISTRIBUTOR
 ------------------------------------------------------------------------------

The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Scudder, Stevens & Clark, Inc. Located at Two International Place, Boston, Massachusetts 02110-4103, the Distributor is a Massachusetts corporation formed in 1947. Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the Securities and Exchange Commission and in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing

                                                                         SCUDDER

confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares, and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the Participating Insurance Companies. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Plan pursuant to Rule 12b-1 under the 1940 Act, as amended, is in effect which provides that the Fund shall bear some or all of such expenses.

As agent, the Distributor currently offers shares of each Portfolio of the Fund continuously to the separate accounts of Participating Insurance Companies in all states in which it is registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value, as no sales commission or load is charged. The Distributor has made no firm commitment to acquire shares of the Fund.

NOTE:

Although the Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

 ------------------------------------------------------------------------------
                            PURCHASES AND REDEMPTIONS
 ------------------------------------------------------------------------------

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VA contracts and VLI policies. Orders received by the Fund or its agent are effected on days on which the New York Stock Exchange (the "Exchange") is open for trading. For orders received before the close of regular trading on the Exchange (normally 4 p.m., eastern time), such purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund (see "NET ASSET VALUE"). Payment for redemptions will be made by State Street Bank and Trust Company on behalf of the Fund and the relevant Portfolios within seven days thereafter. No fee is charged the shareholders when they redeem Portfolio shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed, other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Fund; or (iv) at any time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

 ------------------------------------------------------------------------------
                                 NET ASSET VALUE
 ------------------------------------------------------------------------------

Scudder Fund Accounting Corporation, a wholly-owned subsidiary of the Adviser, determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m., eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated for purchases and redemptions for each Portfolio by dividing the current market value (amortized cost value in the case of the Money Market Portfolio) of total Portfolio assets, plus other assets, less all liabilities, by the total number of shares outstanding.

 ------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
 ------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

From time to time, quotations of the Money Market Portfolio's "yield" and "effective yield" may be included in advertisements, sales literature or reports to shareholders or prospective investors. Both yield figures are based on the historical performance of the Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Money Market Portfolio refers to the net investment income generated by the Portfolio over a specified seven-day period (the ending date of which will be stated). Included in "net investment income" is the amortization of market premium or accretion of market and original issue discount. This income is then "annualized." That is, the amount of income generated by the Portfolio during that week is assumed to be generated during each week over a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Portfolio will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

BOND PORTFOLIO

From time to time, quotations of the Bond Portfolio's yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. Yield figures are based on historical performance of the Bond Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Bond Portfolio refers to net investment income generated by the Bond Portfolio over a specified thirty-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Bond Portfolio during that thirty-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

ALL PORTFOLIOS

From time to time, quotations of a Portfolio's total return may be included in advertisements, sales literature or reports to shareholders or prospective investors. Total return figures are based on historical performance of the Portfolio and show the performance of a hypothetical investment and are not intended to indicate future performance. The total return of a Portfolio refers to return assuming an investment has been held in the Portfolio for one year, five years and for the life of the Portfolio (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Portfolio. Cumulative total return represents the cumulative change in value of an investment in a Portfolio. Both will assume that all dividends and capital gains distributions were reinvested.

Yield and total return for a Portfolio will vary based on, among other things, changes in market conditions and the level of the Portfolio's expenses.

 ------------------------------------------------------------------------------
                        VALUATION OF PORTFOLIO SECURITIES
 ------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

Pursuant to a Rule of the Securities and Exchange Commission, the Money Market Portfolio will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost plus constant accretion/amortization to maturity of any discount/premium every day.

By using amortized cost valuation, the Fund seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. The yield on a

                                                                         SCUDDER

shareholder's investment may be more or less than that which would be recognized if the net asset value per share of the Money Market Portfolio were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Money Market Portfolio. However, as a result of certain procedures adopted by the Fund, the Adviser believes any difference will normally be minimal.

OTHER PORTFOLIOS

An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the close of regular trading on the Exchange on each day the Exchange is open for trading. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation. An unlisted equity security which is traded on the NASDAQ system is valued at the most recent sale price or, if there are no such sales, the security is valued at the high or "inside" bid quotation supplied through such system. Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Trustees believe approximates market value. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. Please refer to the section entitled "NET ASSET VALUE" in the Fund's Statement of Additional Information for more information concerning valuation of portfolio securities.


 ------------------------------------------------------------------------------
                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
 ------------------------------------------------------------------------------

The Internal Revenue Code of 1986 (the "Code") provides that each portfolio of a series fund is to be treated as a separate taxpayer. Accordingly, each Portfolio of the Fund intends to qualify as a separate regulated investment company under Subchapter M of the Code.

Each Portfolio of the Fund intends to comply with the diversification requirements of Code Section 817(h). By meeting this and other requirements, the Participating Insurance Companies, rather than the holders of VA contracts and VLI policies, should be subject to tax on distributions received with respect to Portfolio shares. For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

As a regulated investment company, each Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains to the extent such income and gains are distributed in conformity with applicable distribution requirements under the Code to the separate accounts of the Participating Insurance Companies which hold its shares. Distributions of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income and distributions of the excess of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain by the Participating Insurance Companies. Participating Insurance Companies should consult their own tax advisers as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The Money Market Portfolio will declare a dividend of its net investment income daily and distribute such dividend monthly. Distributions will be made shortly after the first business day of each month following declaration of the dividend. The Bond Portfolio and the Capital Growth Portfolio will declare and distribute dividends from their net investment income, if any, quarterly, in January, April, July and October. Each of these Portfolios will distribute its capital gains, if any, within three months of the fiscal year-end. For all Portfolios, dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. All distributions will be reinvested in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. Participating Insurance Companies will be informed about the amount and character of distributions from the relevant Portfolio for federal income tax purposes.

                                                                         SCUDDER

 ------------------------------------------------------------------------------
                           SHAREHOLDER COMMUNICATIONS
 ------------------------------------------------------------------------------

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

Participating Insurance Companies with inquiries regarding the Fund may call the Fund's underwriter, Scudder Investor Services, Inc. at 1-617-295-1000 or write Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

 ------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
 ------------------------------------------------------------------------------

FUND ORGANIZATION AND SHAREHOLDER INDEMNIFICATION

The Fund was organized in the Commonwealth of Massachusetts as a "Massachusetts business trust" on March 15, 1985. The Fund's shares of beneficial interest are presently divided into six separate series. Additional series may be created from time to time.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

OTHER INFORMATION

The activities of the Fund are supervised by the Trustees.

Although the Fund does not intend to hold annual meetings, shareholders of the Fund have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders have one vote for each share held. Fractional shares have fractional votes.

As of December 31, 1994, Aetna Life Insurance and Annuity Company owned 9.58%, American Skandia Life Assurance Corporation owned 4.53%, AUSA Life Insurance Company owned 0.08%, Banner Life Insurance Company owned 0.53%, Charter National Life Insurance Company owned 45.29%, Fortis Benefits Life Insurance Company owned 0.05%, Intramerica Life Insurance Company owned 3.59%, Lincoln Benefit Life Insurance Company owned 0.04%, Mutual of America Life Insurance Company owned 19.96%, Paragon Life Insurance Company owned 0.03%, Providentmutual Life and Annuity Company of America owned 0.18%, Safeco Life Insurance Companies owned 0.55%, The Union Central Life Insurance Company owned 15.52% and United of Omaha owned 0.07% of the Fund's outstanding shares.

Each Portfolio of the Fund has a December 31 fiscal year end.

Portfolio securities of the Fund are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, is the transfer and dividend paying agent for the Fund.

The firm of Dechert Price & Rhoads, Boston, Massachusetts, is counsel for the Fund.

The Fund's Statement of Additional Information and this prospectus omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933,

                                                                         SCUDDER

and reference is hereby made to the Registration Statement and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                                                                         SCUDDER

 ------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
 ------------------------------------------------------------------------------

David B. Watts*
President and Trustee

Dr. Kenneth Black, Jr.
Trustee; Regents' Professor Emeritus
of Insurance, Georgia State University

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of Business
Administration, Pennsylvania State University

Daniel Pierce*
Vice President and Trustee

Pamela A. McGrath*
Vice President and Treasurer

Thomas S. Crain*
Vice President

Jerard K. Hartman*
Vice President

Richard A. Holt*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Steven M. Meltzer*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer

Randall K. Zeller*
Vice President

Thomas F. McDonough*
Secretary

Kathryn L. Quirk*
Vice President and Assistant Secretary

Coleen Downs Dinneen*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.

====================================================================================================================================


                              SEPARATE ACCOUNT I OF
                      WASHINGTON NATIONAL INSURANCE COMPANY

                                300 Tower Parkway
                          Lincolnshire, Illinois 60069

         The undersigned Separate Account Voter hereby appoints James E. Dresmal and Craig R. Edwards, and each of them severally, as proxies with full power of substitution, to represent the undersigned, and to cast the number of votes which the undersigned is entitled to cast in respect of Separate Account I of Washington National Insurance Company (the
         "Separate Account"), at the Special Meeting of Separate Account Voters to be held at the office of the Separate Account at 300 Tower Parkway in Lincolnshire, Illinois, at 1:30 p.m., Central Time, on Tuesday,
         March 12, 1996, and at any adjournments thereof, as follows:

P

R

O

X

Y

                                                            See Reverse
                                                                Side
====================================================================================================================================

====================================================================================================================================
                                                                                                                               XXXX
                 Please date, sign
                 and return this
                 proxy in the
                 enclosed envelope

------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED WILL BE
VOTED FOR ALL OF THE PROPOSALS.

------------------------------------------------------------------------------------------------------------------------------------



 1.  To approve the Transactions restructuring the Separate   |_| FOR        2.  To transact such other business as  |_| FOR
     Account as a unit investment trust investing in certain  |_| AGAINST        may properly come before the        |_| AGAINST
     Portfolios offered by Scudder Variable Life Investment   |_| ABSTAIN        meeting.                            |_| ABSTAIN
     Fund.




                                      Please sign your name exactly as it appears on this proxy card. (When signing in a fiduciary capacity, such as an executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.)


                                      ------------------------------------------------------------------------------



                                      ------------------------------------------------------------------------------
                                      SIGNATURE(S)                                                            DATE

====================================================================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

           SEPARATE ACCOUNT I OF WASHINGTON NATIONAL INSURANCE COMPANY

                                       and

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated February 1, 1996, pertaining to a proposed set of transactions (the "Transactions") reorganizing Separate Account I of Washington National Insurance Company (the "Separate Account"). A copy of that Proxy Statement/Prospectus may be obtained by calling (800) 933-5432 or by writing Washington National Insurance Company, Life and Annuity Administration, 300 Tower Parkway, Lincolnshire, Illinois 60069-3665.

          Pursuant to the Transactions, the Separate Account, which is currently a management investment company, will be reconstituted as a unit investment trust (the "Continuing Separate Account") and remain subdivided into three Sub-Accounts. Each of the Sub-Accounts of the Continuing Separate Account will invest in a corresponding portfolio of Scudder Variable Life Investment Fund ("the Fund"), a mutual fund whose shares are sold only to insurance company separate accounts as the funding vehicle for variable annuity contracts and variable life insurance policies. The Bond Portfolio, the Money Market Portfolio, and the Capital Growth Portfolio of the Fund will represent the continuation of the investment portfolios of the Bond Sub-Account, the Short-Term Portfolio Sub-Account, and the Stock Sub-Account, respectively, of the Separate Account immediately prior to the Transactions.

                                February 1, 1996


                                        Statement Of Additional Information

                                                 TABLE OF CONTENTS

                                                                                              Page in the
                                                                        Page in the           Proxy Statement/
                                                                        Statement of          Prospectus
                                                                        Additional            Containing
Caption in the Statement of Additional Information                      Information           Related Disclosure

PRO FORMA FINANCIAL STATEMENTS                                            B - 3                       5-6

APPENDIX A --       STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
                    FOR SEPARATE ACCOUNT I OF WASHINGTON NATIONAL INSURANCE
                    COMPANY (containing audited financial statements for the
                    year ended December 31, 1994)

APPENDIX B --       SEMI-ANNUAL REPORT DATED JUNE 30, 1995, FOR SEPARATE
                    ACCOUNT I OF WASHINGTON NATIONAL INSURANCE COMPANY
                    (containing unaudited financial statements for the six
                    months ended June 30, 1995)

APPENDIX C --       STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995, FOR
                    SCUDDER VARIABLE LIFE INVESTMENT FUND

APPENDIX D --       ANNUAL REPORT DATED DECEMBER 31, 1994, FOR SCUDDER VARIABLE

                    LIFE INVESTMENT FUND (containing audited financial statements for the year ended December 31, 1994)

APPENDIX E --       SEMI-ANNUAL REPORT DATED JUNE 30, 1995, FOR SCUDDER
                    VARIABLE LIFE INVESTMENT FUND (containing unaudited
                    financial statements for the six months ended June 30, 1995)

                         PRO FORMA FINANCIAL STATEMENTS

          Separate Account I of Washington National Insurance Company (the "Separate Account") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that is comprised of three investment divisions ("Sub-Accounts"), which invest directly in securities and other instruments according to each Sub-Account's respective investment objectives. Scudder Variable Life Investment Fund (the "Fund") is a diversified open-end management investment company registered under the 1940 Act that is comprised of six investment divisions ("Portfolios"), which invest directly in securities and other instruments according to each Portfolio's respective investment objectives. The Transactions involve the transfer of the net assets of each Sub-Account of the Separate Account to a corresponding Portfolio of the Fund in exchange for shares of beneficial interest in that Portfolio. The basic effect is that the Separate Account as restructured pursuant to the Transactions (the "Continuing Separate Account") will no longer hold investments directly but rather will hold similar investments indirectly through the vehicle of the Fund (i.e., three "Eligible
Portfolios" thereof). And those investments will be managed by a different investment adviser (Scudder, Stevens & Clark, Inc.) instead of Washington National Insurance Company.

          Pro forma financial statements of the Eligible Portfolios of the Fund have not been prepared because the net asset value of each Sub-Account of the Separate Account did not exceed ten percent of the net asset value of the corresponding Eligible Portfolio of the Fund as of October 31, 1995. The subsequent redemption of approximately $61 million, or 46% of the outstanding shares, from the Bond Portfolio of the Fund in late December 1995 will increase the Bond Portfolio's expense ratio somewhat but is not expected to have a material effect on the performance of the Fund or the Continuing Separate Account.

                                   APPENDIX A

           SEPARATE ACCOUNT I OF WASHINGTON NATIONAL INSURANCE COMPANY
                   Statement of Additional Information dated
                                   May 1, 1995


     The Separate Account's statement of additional information dated May 1, 1995, immediately follows this page.

                                     WN Plan


                       DEFERRED VARIABLE ANNUITY CONTRACT
                        FUNDED THROUGH SEPARATE ACCOUNT I
                                       OF
                      WASHINGTON NATIONAL INSURANCE COMPANY
                          LINCOLNSHIRE, ILLINOIS 60069
                                 (708) 793-3000


                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1995



This is not a prospectus. It should be read with the prospectus for this product dated May 1, 1995 which may be obtained by writing or calling Washington National Insurance Company, Life and Annuity Administration, 300 Tower Parkway, Lincolnshire, Illinois 60069; telephone (708) 793-3243.

The definitions used in the prospectus are incorporated in this statement.



V103 A-8

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                         TABLE OF CONTENTS
                                                                                                                       Prospectus
                                                                                                                Page      Page
                                                                                                                ----      ----
         GENERAL INFORMATION AND HISTORY..................................................................       3
                           The Company....................................................................       3         14
         THE SEPARATE ACCOUNT.............................................................................       4         14
                           Investment Policies and Restrictions...........................................       4         16
                           Real Estate....................................................................       4
                           Money Market Instruments.......................................................       5
                           Turnover.......................................................................       5
                           Net Asset Value................................................................       5
         THE CONTRACT(S)                                                                                         6         17
                           Ownership......................................................................       6
                           Beneficiary....................................................................       6
                           Assignment.....................................................................       6
                           Calculation of the Accumulation Unit Value.....................................       6
                           Single Sum Settlement..........................................................       7
                           Reports........................................................................       7
         ANNUITY PAYMENTS                                                                                        8
                           Election of Fixed or Variable Annuity Payments.................................       8
                           Limitations/Conditions.........................................................       8
                           Variable Annuity Unit Value....................................................       9
                           Amount of Each Variable Annuity Payment........................................       9
         FEDERAL TAX MATTERS..............................................................................       9         27
                           Diversification Requirements...................................................       9
                           IRS Required Distributions.....................................................      10
         MANAGEMENT                                                                                             11         31
                           Directors and Officers of Separate Account I...................................      11
                           Remuneration of Board of Directors, Officers and Employees.....................      12
                           Principal Stockholders of Washington National Corporation......................      13
         INVESTMENT MANAGER...............................................................................      14         31
         ADMINISTRATIVE SERVICES..........................................................................      16
         CUSTODY AGREEMENT                                                                                      16
         BROKERAGE ALLOCATION.............................................................................      16
                           Securities Transactions........................................................      16
                           Transactions May Be Made for a Number of Accounts at Once......................      17
                           Other Transactions With Brokers or Dealers.....................................      17
         UNDERWRITERS                                                                                           17
         PERFORMANCE DATA                                                                                       17         13
         LEGAL MATTERS                                                                                          20
         STATE REGULATION                                                                                       20
         REGISTRATION STATEMENT...........................................................................      20
         EXPERTS                                                                                                20
         FINANCIAL STATEMENTS.............................................................................      20
         APPENDIX A: Commercial Paper and Bond Ratings....................................................     A-1
         APPENDIX B: Short-Term Portfolio Sub-Account Investments.........................................     B-1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                         GENERAL INFORMATION AND HISTORY

The Company

We, Washington National Insurance Company, are a wholly-owned subsidiary of Washington National Corporation (WNC), a Delaware Corporation, whose executive offices are located at 300 Tower Parkway, Lincolnshire, Illinois 60069.

We are licensed to do business in all states of the United States (except New
York) and the District of Columbia. We have total assets of over $2.8 billion.

                              THE SEPARATE ACCOUNT

Investment Policies and Restrictions

In addition to the investment policies and restrictions contained in the prospectus, the Sub-Accounts have the following policies and restrictions. These investment policies and restrictions are fundamental policies and may not be changed without the approval of a majority of the contract owners having an interest in the affected Sub-Account. A majority means the lesser of (A) 67% or more of the voting securities present at a meeting, if more than 50% of the voting securities are present, or (B) 50% of the voting securities.

     a. No investment will be made in the securities of any issuer for the purpose of exercising management or control.

     b. Investments will not be made in restricted or foreign securities, except that the Short-Term Portfolio Sub-Account may acquire Certificates of Deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks, and commercial paper issued by foreign corporations, assuming proper rating, provided that no more than 25% of the assets of the Sub-Account will be so invested at the time the investment is made.

     c. No securities owned or held will be mortgaged, pledged, hypothecated or in any manner transferred as security for indebtedness.

     d.   Senior securities will not be issued.

     e.   1.   Investments will not be concentrated in any geographical area of the United States (such as northeastern states, mid-western states, etc.).

          2. No more than 25% of the total assets of any Sub-Account will be invested in any one industry other than obligations of the U.S. Government, its agencies and instrumentalities or bank certificates of deposit, bankers' acceptances or instruments secured by these money market instruments.

     f. We may borrow money for temporary or emergency purposes up to an amount equal to 5% of the value of Separate Account I at the time of borrowing. All borrowings will be unsecured.

     g. Securities of other issuers will not be underwritten, nor will we purchase the securities of other issuers which might later be deemed to be underwritten by Us.

     h.   No purchase will be made of commodities or commodity contracts.

     i. Short sales, purchases on margin, or purchases of put or call options or combinations thereof, will not be made.

     j. Investments may be made in the securities of one or more investment companies; but no Sub-Account may have more than 5% of its assets invested in any one investment company, have a total of more than 10% of its assets invested in investment company securities, nor own more than 3% of the total outstanding voting securities of any one investment company.

Real Estate

To a limited extent, the Bond and Stock Sub-Accounts may invest in real estate. All real estate investments are subject to some degree of risk. Because of their non-liquid nature, real estate equity investments may limit Our ability to vary the portfolio promptly in response to changing economic, financial and investment conditions. Such investments may be subject to adverse changes in general or local economic conditions, such as excessive building and increases in unemployment, as well as other factors affecting real estate values, including the attractiveness of the properties to tenants. Equity investments are also subject to risks such as an inability to lease the premises on acceptable terms, cancellation of existing leases, financial ability of tenants, adverse changes in interest rates or the availability of long-term mortgage funds, and changes in property tax rates or zoning laws.

Money Market Instruments

The instruments in which the Short-Term Portfolio Sub-Account will invest, the practices it will follow and the risks involved are set forth in Appendix B.

Turnover

The turnover rate for the Bond and Stock Sub-Accounts cannot be accurately predicted, but it is anticipated that turnover will range between 50% and 100% per year for the Bond Sub-Account and should not exceed 75% per year for the Stock Sub-Account. A turnover rate for the Short-Term Portfolio Sub-Account is not applicable because of the short-term nature of its money market investments. The turnover is calculated by dividing the lesser of purchase or sales of Sub-Account securities by the monthly average of securities owned by the Sub-Account during the year. Not included in this calculation are all securities with maturity or expiration dates of one year or less at the time acquired.

During any year, conditions could dictate portfolio changes at a greater rate than anticipated, in which case the turnover rate will not be a limiting factor. Brokerage expenses will, however, be affected by portfolio activity.

Net Asset Value

The net asset value of the Sub-Accounts is determined as of 4:00 p.m. Eastern Standard Time on each Valuation Date. It is calculated by determining the value of securities owned, as described in the prospectus, for each Sub-Account, adding any cash or other assets and subtracting all liabilities.

In the event of liquidation, You, as owner, will be entitled to receive an amount equal to the Accumulated Value of the Accumulation Units of the Sub-Account which are credited to the Contract. If the net asset value of the Sub-Account is insufficient to pay the full amount, then the percentage of the net assets which the Accumulation Units credited to the Contract bears to the total Accumulation Units of the Sub-Account will be paid. In the event that the net asset value of the Sub-Account exceeds the Accumulated Values of all Contracts with Accumulation Units in the Sub-Account, the excess will be paid to Us. Ten percent or more of the assets of each Sub-Account are owned by Us.

The Short-Term Portfolio Sub-Account determines the value of its portfolio securities using the amortized cost method. Because the Sub-Account only invests in high quality debt securities with a maturity of sixty days or less, it is anticipated that the amortized cost method will result in a fair value. Nevertheless, the Board of Directors will review the portfolio at appropriate intervals to determine whether the net asset value calculated by the amortized cost method deviates from its calculation using available market quotations. If it believes the deviation may result in material dilution or other unfair results to contract owners, the Board may take any corrective action it determines as necessary and appropriate. This action may include:

     1. Selling portfolio securities prior to maturity to realize gains or losses or to shorten average portfolio maturity;

     2.   Using available market quotations to determine the net asset value.

                                  THE CONTRACT

Ownership

You, as the owner of the Contract, are named as owner in the application. You may exercise all the rights and options that the Contract provides. If You are the owner of an individual Contract, Your rights and options, while the Annuitant is living, are subject to the rights of any irrevocable Beneficiary. If You are not the Annuitant under an individual Contract and You die before the Annuitant, Your estate will become the owner unless You have named a successor owner.

Beneficiary

The Beneficiary named in the application will receive the death Proceeds unless You, or the Participant under a group Contract, name a new Beneficiary. In that event, We will pay the death Proceeds to the Beneficiary named in the last change of Beneficiary request as provided in the Contract.

Assignment

It is possible to assign or transfer the Contract according to its terms. We must receive a copy of any assignment before We may be required to take notice of or be responsible for honoring that transfer or assignment. Assignments made after the death of the Annuitant will be valid only with Our consent. Of course, We are not responsible for the validity of any assignment.

However, certain restrictions exist as to the assignment or transfer of Contracts issued under a tax-qualified plan. A Contract issued under a tax-qualified plan must provide that it may not be sold, assigned or pledged to any person or organization other than the insurance company issuing it, when owned by any person other than the trustees of any trust described in Section 401(a), the custodian of a custodial account as described in Section 401(f), or the administrator of an annuity plan described in Section 403(a) of the Internal Revenue Code. Contracts issued pursuant to Section 403(b) or certain other plans may also be subject to restrictions on assignments or transfers.

The assignment or transfer of the Contract may result in adverse tax consequences.

Calculation of the Accumulation Unit Value

These are the factors which We use to determine the Accumulation Unit value for each Valuation Date for the Sub-Accounts. The Accumulation Unit value varies with the investment performance of the Sub-Accounts, and with the deductions and charges made against the Sub-Accounts.

The gross investment rate is equal to:

     a.   investment income, plus

     b.   realized or unrealized capital gains, minus

     c.   realized or unrealized capital losses, adjusted for

     d. any taxes paid or reserved on the Sub-Account (see Federal Income Tax Matters-How We Are Taxed, page 28 of the prospectus), minus

     e. liabilities and the expenses allocable to the Sub-Account (see Investment Manager, page 31 of the prospectus), including the daily charge for investment fees, divided by

     f. the net asset value of the Sub-Account at the beginning of the Valuation Period.

The net investment rate is:

     a.   the gross investment rate, minus

     b. a daily charge of .000032 (.000022 for annuity rate guarantees and .000010 for financial accounting services). (See Charges and Deductions, page 7 of the prospectus.)

Both the gross investment rate and the net investment rate may be more or less than 0.

The net investment factor is:

     a.   1.000000, plus

     b.   the net investment rate.

We reserve the right to deduct premium or other taxes allocable to a Sub-Account either in the computation of the net investment factor or as a charge against the Contracts to which such taxes are attributable.

Single Sum Settlement

While it is in force, You, by surrendering the Contract and filing a Written Request with Us within thirty days prior to the maturity date, may elect to receive a single sum settlement at the maturity date equal to the Net Accumulated Value of the Contract at that date. The election will take effect on the maturity date, if the Annuitant is living, and the annuity payments that would otherwise have commenced at the maturity date will not be made.

Reports

We will send You periodically, and no less than once each Contract Year prior to the date of the first annuity payment, a statement of:

     a.   the number of fixed and variable Accumulation Units credited;

     b.   the current unit values; and

     c.   the total Accumulated Value.

The Payee will be sent semiannually a report containing financial statements and a listing of portfolio securities of Separate Account I.

                                ANNUITY PAYMENTS

Election of Fixed or Variable Annuity Payments

You may choose, when annuity payments begin to have the Net Accumulated Value applied, except under Options 1, 3 and 4, to provide for:

     a.   a Fixed Annuity;

     b.   a Variable Annuity; or

     c.   a mix of the above.

If You do not make an election, the Net Accumulated Value will be paid under Option 2(B) with payments guaranteed for a period of ten years, with the portion of the Accumulated Value that was held in Separate Account I applied to a Variable Annuity and the portion held in the Fixed Account applied to a Fixed Annuity.

The net investment factor, or a factor which reflects a guaranteed annual investment rate of 3%, will apply if Option 3 is chosen. Options 1, 3 and 4 are available as a Fixed Annuity only. The Net Accumulated Value needed to provide a Fixed Annuity or a guaranteed interest rate will be withdrawn from Separate Account I and placed in the general account of Washington National Insurance Company. Such withdrawn amounts are not subject to annuity rate guarantee charges or other charges made against assets in Separate Account I, except the annual maintenance charge.

When a Fixed Annuity is elected, higher payments than those stated in the Contract may be paid at Our discretion.

Limitations/Conditions

     a. The amount applied under any settlement option must be at least $2,000 and must be sufficient to provide a periodic installment or interest payment of at least $20.

     b. An option will be available without Our consent only if the Proceeds are payable to a natural person receiving them for his or her own benefit.

     c. We may require proof of the age of any payee under Option 2, 5 or 6. We also may require evidence that the payee is living at the time any payment is due.

     d. The first payment under an option will be due on the date the option becomes effective, except under Option 4 it will be due at the end of the first payment interval.

     e. If a settlement option is elected during the lifetime of the Annuitant and prior to the Contract being in effect for five years, a contingent deferred sales charge will be deducted. (See Contingent Deferred Sales Charge, page 25 of the prospectus for exceptions.)

Variable Annuity Unit Value

The value of a Variable Annuity Unit for each Sub-Account was established at $1 on the first Valuation Date. Subsequent Annuity Unit values for each Sub-Account are determined by multiplying:

     a.   the Annuity Unit value for the previous Valuation Date, by

     b.   the net investment factor for the current Valuation Date, divided by

     c. a factor to reflect the assumed interest rate of 3.5% used in the Variable Annuity Settlement Option Tables that appear in the Contract, which are based on the Progressive Annuity Table assuming age last birthday and births in the year 1900.

Amount of Each Variable Annuity Payment

     a.   The amount of the first Variable Annuity payment will be equal to:

          1. the amount of the Net Accumulated Value being used to purchase a Variable Annuity, divided by
          2.   1,000, times
          3. the rate of each $1,000 of Proceeds in the table for the option chosen.

     The amount under Options 2, 5 and 6 will depend on the sex(es) and age(s) of the payee(s).

     b.   To determine the number of Variable Annuity Units in each payment:

          1.   the Net Accumulated Value for each Sub-Account is divided by
          2.   the Annuity Unit value for the Sub-Account.

     The number of Annuity Units in each payment then remains fixed, except under Option 6, where upon the death of either payee, the number of Annuity Units is reduced by one-third.

     c.   Each payment after the first is determined by multiplying:

          1.   the number of Annuity Units for each Sub-Account, by
          2.   the Annuity Unit value for the Sub-Account.

     Subsequent payments will be determined on the Valuation Date on or just prior to the seventh calendar day before the payment is due.

                               FEDERAL TAX MATTERS

Diversification Requirements

Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and We will not be treated as the owner of the assets of Separate Account I unless the investments made by Separate Account I are "adequately diversified" in accordance with regulations prescribed by the Treasury. Thus, if Separate Account I is not "adequately diversified," any increase in the value of a variable annuity contract will be taxed to the contract owner currently. We intend to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. ss. 1.817-5, which affect how Separate Account I's assets may be invested. Treasury has also announced that the diversification regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. It is not clear whether additional guidance will be provided nor whether it will be prospective only. It is possible that if guidance is issued, the Contract may need to be modified to comply with such guidance. For these reasons, we reserve the right to modify the Contract as necessary to prevent the contract owner from being considered the owner of the assets of the Separate Account.

IRS Required Distributions

In addition to the requirements of Section 817(h) of the Code, in order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-qualified Contract issued after January 18, 1985 to provide that (a) if any Contract owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Contract owner's death; and (b) if any contract owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of that contract owner's death. These requirements shall be considered satisfied if any portion of the contract owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of the contract owner's death. (The contract owner's "designated beneficiary" is that person designated by such contract owner as a beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person.) However, if the contract owner's "designated beneficiary" is the surviving spouse of the contract owner, the Contract may be continued with the surviving spouse as the new contract owner.

The Non-qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

                                   MANAGEMENT

Directors and Officers of Separate Account I

Separate Account I is managed by a Board of Directors in accordance with the Rules and Regulations of Separate Account I.

The initials WNIC, WNC, and WNDC, refer to Washington National Insurance Company, Washington National Corporation and Washington National Development Company, respectively.

        Name and                        Present Position with       Current Principal Business Affiliations and Principal
        Business Address                Separate Account I          Occupations during the Past 5 Years
        -------------------------------------------------------------------------------------------------------------------------
        Harry C. Benford, III           Director                    Partner with law firm of Schuyler, Roche and Zwirner since
        1603 Orrington Avenue                                       January, 1985.
        Evanston, IL 60201
        -------------------------------------------------------------------------------------------------------------------------
        Barbara A. Cremin*              Director                    Vice President of WNIC since January, 1993. Assistant Vice
        300 Tower Parkway                                           President from January, 1992 to January, 1993. Director,
        Lincolnshire, IL 60069                                      Life & Annuity Administration from September, 1990 to
                                                                    January, 1992.
        -------------------------------------------------------------------------------------------------------------------------
        George J. Cyrus, Jr.            Director                    Chairman, Cyrus Realtors since December, 1980.
        2929 Central Street
        Evanston, IL 60201
        -------------------------------------------------------------------------------------------------------------------------
        James E. Dresmal*               Chairman of the Board       Vice President and Chief Investment Officer of WNIC since
        300 Tower Parkway               and Director                January, 1990. President and Director of WNDC.
        Lincolnshire, IL 60069
        -------------------------------------------------------------------------------------------------------------------------
        Craig R. Edwards                Secretary and Counsel       Vice President, Corporate Counsel and Secretary of WNIC
        300 Tower Parkway                                           since May, 1992. Vice President and Investment Counsel
        Lincolnshire, IL 60069                                      July, 1991 to May, 1992; Investment Counsel July, 1989 to
                                                                    July, 1991.
        -------------------------------------------------------------------------------------------------------------------------
        William P. Zeh                  Director                    Private investor.
        1160 Breckenridge
        Lake Forest, IL 60045

        *    Directors who are interested persons of Separate Account I as defined in the Investment Company Act of 1940.

Members of the Board of Directors who are not directors, officers or employees of WNIC receive from Separate Account I an annual retainer of $1,000, a meeting fee of $350 per meeting and are reimbursed for their travel expenses in attending meetings of the Board of Directors. During 1994, the Members of the Board of Directors of Separate Account I received as a group $4,050 in compensation. There was one meeting of the Board in 1994.

Remuneration of Board of Directors, Officers and Employees of Separate Account I

     The following table shows the compensation paid to all directors of Separate Account I during 1994:

                                                                                                Total Compensation
                                     Aggregate        Pension or Retirement     Estimated       From Registrant and
 Name of Person,                Compensation From      Benefits Accrued As    Annual Benefits   Fund Complex Paid to
    Position                        Registrant        Part of Fund Expenses   Upon Retirement         Directors
----------------------------------------------------------------------------------------------------------------------
Harry C. Benford, III                $1,350                 $    0               $    0               $1,350
Director
----------------------------------------------------------------------------------------------------------------------
Barbara A. Cremin Director           $    0                 $    0               $    0               $    0
----------------------------------------------------------------------------------------------------------------------
George J. Cyrus Jr                   $1,350                 $    0               $    0               $1,350
Director
----------------------------------------------------------------------------------------------------------------------
James E. Dresmal Chairman            $    0                 $    0               $    0               $    0
of the Board and Director
----------------------------------------------------------------------------------------------------------------------
William P. Zeh                       $1,350                 $    0               $    0               $1,350
Director

Members of the Board of Directors who are not directors, officers or employees of Washington National Insurance Company receive from Separate Account I an annual retainer of $1,000, a meeting fee of $350 per meeting and reimbursement for their travel expenses in attending meetings of the Board of Directors. During 1994, the Members of the Board of Directors of Separate Account I received as a group $4,050 in compensation. There was one meeting of the Board in 1994.

Principal Stockholders of Washington National Corporation

The following table sets forth the stock ownership of all persons known by WNC to be the beneficial owners of more than 5% of each class of the outstanding voting stock of WNC (exclusive of treasury stock) as of April 17, 1995.

                                         Number of Shares Beneficially Owned (1)
                                         ---------------------------------------
Name and Address of Beneficial Owner         Number             Percentage
--------------------------------------------------------------------------------
George P. Kendall, Jr. (2)
300 Tower Parkway
Lincolnshire, Illinois 60069                 1,544,592            12.69%
--------------------------------------------------------------------------------
NBD Bank (3)
1603 Orrington Avenue
Evanston, Illinois 60201                     1,389,055            11.41%
--------------------------------------------------------------------------------
Shufro, Rose & Ehrman (4)
745 Fifth Avenue
New York, New York 10151                       686,200             5.64%
--------------------------------------------------------------------------------
SunTrust Banks, Inc. (5)
25 Park Place, N.E.
Atlanta, GA  30303                           1,498,350            12.32%
--------------------------------------------------------------------------------

(1) The table includes common stock which could be acquired within 60 days by exercise of a stock option. The table does not include the beneficial ownership of WNC's preferred stock. The only person known to the Company to own beneficially more than 5% of the outstanding shares of the preferred stock is Melvin S. Cutler, Cutler Associates Investments, Inc., P.O. Box 15049, Worcester, Massachusetts 01615, who beneficially owned, as of June 30, 1994, 21,000 shares, or 14.5%, of the preferred stock according to a
     Schedule 13G filed with the Securities and Exchange Commission on such date. Such shares, if fully converted into shares of Common Stock, would constitute less than 1% of the outstanding shares of common stock.

(2) George P. Kendall, Jr. beneficially owns 1,544,592 shares of common stock, including 1,327,603 shares reported above under NBD Bank's beneficial ownership total. The 1,327,603 shares are held by various trusts (including the G. R. Kendall Foundation and Trust) with respect to which George P. Kendall, Jr. and NBD Bank, as well as other members of the Kendall family, share voting and investment power as co-trustees of such trusts. Excluding these 1,327,603 shares, George P. Kendall, Jr., beneficially owns 216,989 shares, or 1.78% of the outstanding shares.

(3) According to a Schedule 13G filed with the Securities and Exchange Commission on February 9, 1995 by its parent company, NBD Bancorp, Inc., NBD Bank beneficially owned on such date 1,389,055 shares of common stock. NBD Bank indicated that on such date it had sole voting power over 19,475 shares, shared voting power over 1,369,580 shares, sole investment power over 34,926 shares and shared investment power over 1,352,754 shares. Included in NBD Bank's beneficial ownership total are 545,169 shares held by the G.R. Kendall Foundation and Trust over which NBD Bank shares voting and investment power in its capacity as co-trustee with, among others, George P. Kendall, Jr., a director of WNC.

(4) According to its Schedule 13G filed with the Securities and Exchange Commission on February 14, 1995, Shufro, Rose & Ehrman beneficially owned on such date 686,200 shares of common stock. Shufro, Rose & Ehrman indicated that on such date it had sole voting power over 70,740 shares and sole investment power over 686,200 shares.

(5) According to a Schedule 13G filed with the Securities and Exchange Commission on February 3, 1995, SunTrust Banks, Inc., beneficially owned on such date 1,498,350 shares of common stock. SunTrust Banks, Inc., indicated that on such date it had sole voting power over 728,450 shares, sole investment power over 1,497,600 and shared investment power over 750 shares.


                               INVESTMENT MANAGER

We act as investment manager for Separate Account I under an investment management agreement between Us and Separate Account I. The agreement provides that We will manage the investments of Separate Account I under the direction of the Board of Directors. Our fees as investment adviser are .50% of the average net assets of Separate Account I. The fees are calculated daily and paid monthly. Each Sub-Account pays a pro rata portion of the advisory fee based on its average net assets. For the last three years, Separate Account I has paid Us $196,785, $200,155, and $170,429 for 1994, 1993, and 1992 respectively, in advisory fees; during such respective years, Separate Account I paid Us $61,636, $67,275, and $61,020 for the Bond Sub-Account; $ 8,400, $8,532, and $8,192 for
the Short-Term Portfolio Sub-Account; and $126,749, $124,348, and $101,217 for the Stock Sub-Account.

Our duties under the agreement are to:

     a. Make all determinations with respect to and place the orders for the purchase and sale of securities for the Sub-Accounts. Such determinations and services include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to securities should be exercised, subject to the supervision of the Board of Directors.

     b. Regularly furnish reports at the periodic meetings of the Board of Directors and as may reasonably be requested by the Board of Directors, of:

          1. the decisions which We have made with respect to the investment of the assets of Separate Account I and the purchase and sale of securities,
          2.   the reasons for such decisions, and
          3.   the extent to which those decisions have been implemented.

     c. Place all orders for the execution of the securities transactions using Our best efforts to obtain the best securities prices available and place all such orders subject to and in accordance with any directions which the Board of Directors may issue from time to time.

Under the agreement We have the right to withdraw the use of Our name by Separate Account I.

The agreement will continue in effect from its effective date and from year to year except that, with respect to each Sub-Account:

     a. The agreement will continue in effect for a period more than two years from its effective date as long as it is specifically approved at least annually by the Board of Directors by a majority of the votes in the Sub-Account and is also approved by the vote of a majority of the members of the Board of Directors who are not interested persons.

     b. The agreement will terminate automatically if it is assigned or if a majority of the votes of the Sub-Account do not approve the agreement at the first annual meeting of Contract owners.

     c. The agreement may be terminated by the Board of Directors of Separate Account I or by a majority of the votes in the Sub-Account at any time with 60 days written notice to Us without the payment of any penalty.

     d. The agreement may be terminated by Us at any time with 60 days written notice to Separate Account I without the payment of any penalty.

Under the agreement We will pay or reimburse Separate Account I for the following costs associated with the furnishing of investment management services: costs associated with the furnishing of office space, heat, telephone service, light, power and other utilities, furnishings, advisory and research services, salaries of personnel, reports to the Board of Directors of Separate Account I and fidelity bond coverage. Separate Account I will pay all taxes, interest, brokerage fees and commissions, fees and expenses of legal counsel and independent auditors; custodian fees and expenses, expenses associated with meetings of the contract owners, expenses incurred in the preparation, printing and distribution of reports and prospectuses by Separate Account I to its current contract owners, fees of and expenses incurred by directors of Separate Account I who are not Our directors, officers or employees, fees and expenses associated with the approval, qualification or registration of the Contracts, extraordinary expenses if permitted by applicable laws and regulations, and all other fees and expenses incurred by or on behalf of Separate Account I which are not borne by Us under the agreement or an administrative services agreement or by the underwriter under a distribution agreement.

The agreement, as amended in 1993, authorizes us to contract with one or more other entities to provide investment advisory services, as sub-advisor, to one or more of the Sub-Accounts. It also provides that the advisory fee paid to us by any affected Sub-Account will be reduced by the amount of any fee the Sub-Account pays to any such sub-advisor. Pursuant to that provision, We have entered into a Sub-Investment Advisory Agreement (the "Sub-Agreement"), effective January 1, 1994, with the Bank Trust Division of NBD Bank ("NBD"), an Illinois banking corporation, pursuant to which NBD provides certain investment advisory and management services for the Stock Sub-Account. NBD is responsible for selecting portfolio securities for the Stock Sub-Account and for placing purchase and sale orders. NBD's primary business is the provision of trust and investment services to a wide range of individuals, corporations and other entities. NBD currently has approximately $1.4 billion under management for approximately 1,500 client accounts. The Sub-Agreement may be terminated at any time without penalty upon 60 days notice by us or the Board of Directors, with 6 months notice by NBD, or by vote of a majority of the outstanding voting securities of the Stock Sub-Account. The Sub-Agreement will continue in effect subject to the same conditions and exceptions as the agreement with us, except that the Sub-Agreement automatically terminates in the event of the termination of the agreement with us.

As compensation for services provided, and expenses assumed, under the Sub-Agreement, NBD will receive an investment management fee at an annual rate of .40% of the Stock Sub-Account's average net assets.

NBD is a wholly-owned subsidiary of NBD Bancorp, Inc., which beneficially owns an aggregate of 1,389,055 shares, or 11.41% of WNC. NBD also serves as trustee for certain of our other accounts.

                             ADMINISTRATIVE SERVICES

We have entered into agreements with Boston Financial Data Services, Inc.
(BFDS), Vantage Computer Systems, Inc. (Vantage), Investors Fiduciary Trust Company of Kansas City, Missouri (IFTC) and Financial Administrative Services, Inc. (FAS), under which they have agreed to perform certain administrative services for Separate Account I and the Sub-Accounts. IFTC keeps records of all investment information with respect to the Sub-Accounts. Our original contract for administrative services was entered into with Data-Sys-Tance (DST) of Kansas City, Missouri, but this agreement was assigned to BFDS in July 1985. In May 1991, We entered into an agreement with Vantage to provide administrative services on an interim basis. Pursuant to an agreement with FAS dated February 26, 1990, FAS assumed the handling of all matters in connection with contract issue and administration as of August 1, 1991. We will be entering into an agreement with our subsidiary, United Presidential Life Insurance Company (UPI) of Kokomo, Indiana to provide administrative services beginning in mid-1995.

In the last three years the total fees paid by us to IFTC were $133,686, $132,565, and $111,064 for 1994, 1993 and 1992 respectively. The total fees paid to FAS were $301,495, $314,513, and $362,377 in 1994, 1993 and 1992 respectively.

Neither We, Separate Account I nor any of Our affiliates have any connection other than that described herein with BFDS, Vantage, DST, FAS or IFTC.

                                CUSTODY AGREEMENT

Since May 1, 1991, Bank of America Illinois, Chicago, Illinois 60697, has been the custodian of the securities and other assets of Separate Account I and receives remuneration based on its standard schedule of fees under an agreement with Separate Account I and Us. The Federal Reserve Bank of Chicago, Depository Trust Company of New York, and Mellon Securities Trust Company, New York act as securities depositories of such securities under agreements with Bank of America Illinois and such securities depositories attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by Separate Account I.

                              BROKERAGE ALLOCATION

Securities Transactions

We have responsibility for placing orders for the purchase and sale of securities for Separate Account I under an investment management agreement. In meeting this responsibility, Our objective is to obtain the most favorable prices and execution of orders possible. As a guide to assist Us in evaluating commissions, We have established, and maintain, benchmarks as to the rates which are prudent and as to what the market dictates. In the case of fixed income securities, transactions are presented to a number of brokers for competitive bids before orders are placed. Where equity securities are being bought and sold, commissions are negotiated. We do not expect to use any one particular broker or dealer but, subject to obtaining the best prices and executions, brokers who provide statistical information and supplemental research to Us for pricing and appraisal services may receive orders for transactions although their commissions may be slightly higher. It is not possible to determine the exact value of such statistical information and supplemental research, because such information and research are used by Us for the benefit of all Our investment accounts and no allocation of services or costs is made nor is such an allocation possible.

Transactions May Be Made for a Number of Accounts at Once

At times, transactions for Separate Account I may be executed together with purchases or sales of the same security for Our Fixed Account or for other accounts served by Us. When making concurrent transactions for several accounts at once, We try to allocate executions and prices among them fairly. Transactions of this type are executed only when We believe it is in the best interest of Separate Account I. However, the possibility exists that concurrent transactions may work out to Separate Account I's disadvantage.

Other Transactions With Brokers or Dealers

In addition to using brokers and dealers to execute portfolio securities transactions for accounts We manage, We may enter into other types of business transactions with brokers or dealers. These other transactions are unrelated to allocation of any Sub-Account's portfolio transactions. In the last three years We paid out total brokerage fees of $7,695, $4,748, and $8,294 for 1994, 1993 and 1992 respectively.

                                  UNDERWRITERS

Washington National Equity Company (WNEC), a Delaware Corporation, was a wholly-owned subsidiary of WNC prior to WNEC's dissolution on June 29, 1990. It acted as principal underwriter to Separate Account I. WNEC was a registered broker-dealer under the Securities and Exchange Act of 1934 until March 31, 1990, and was a member of the National Association of Securities Dealers, Inc.
(NASD).

Variable annuity contracts are no longer offered for sale. No underwriting commissions were paid by Us to WNEC since 1991, due to WNEC's dissolution.

                                PERFORMANCE DATA

Short-Term Portfolio Sub-Account Yields

The Short-Term Portfolio Sub-Account will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The manner in which the Sub-Account's yield quotation will be derived is similar to the way in which the yields of money market mutual funds are calculated. The Short-Term Portfolio Sub-Account's annualized yield for a seven-day period will be computed by determining the "net change in value" of a hypothetical account (Contract) having a balance of one Accumulation Unit at the beginning of the period, dividing the net change in account (Contract) Accumulated Value by the Accumulated Value at the beginning of the base period to obtain the base period return, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and multiplying the difference by 365/7 with the resulting yield carried to the nearest hundredth of one percent. For the purposes of calculating the yield, net changes in the value of an account (Contract) will consist of the increases in the Accumulation Unit value after adjustment to exclude realized gains or losses or unrealized appreciation or depreciation on portfolio investments. The seven-day yield for the Short-Term Portfolio Sub-Account for the period ended December 31, 1994, was 3.89%. The effective yield for the same period was 3.96%.

Yield as determined in any appropriate fashion with respect to the Short-Term Portfolio Sub-Account normally will fluctuate, sometimes substantially, on a daily basis and is affected by changes in interest rates on money market instruments, average portfolio maturities, the types and quality of portfolio securities held and the expenses of the Sub-Account. Therefore, the yield for any given past period should not be considered as representative of the yield for any future period.

Other Sub-Account Yields

We may from time to time disclose the current annualized yield of one or more of the Sub-Accounts (except the Short-Term Portfolio Sub-Account) for thirty-day periods. The annualized yield of a Sub-Account refers to the income generated by the Sub-Account over a specified thirty-day period. Because the yield is annualized, the yield generated by a Sub-Account during the thirty-day period is assumed to be generated each thirty-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                  YIELD = 2[(a - b  + 1)^6  -  1]
                             -----
                               cd

Where:

     a  =  net investment income earned during the period by the Sub-Account;

     b  =  expenses accrued for the period (net of reimbursements);

     c = the average daily number of accumulation units outstanding during the period; and

     d = the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all owner accounts. The yield calculations do not reflect the effect of any contingent deferred sales charges that may be applicable to a particular Contract. The contingent deferred sales charge is equal to 6% of the amount withdrawn attributable to Purchase Payments received not more than seventy-two months prior to the date of withdrawal.

The yield on amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield will be affected by the types and quality of portfolio securities held by the Sub-Account and its operating expenses.

For the thirty-day period ended December 31, 1994, the Bond Sub-Account's yield was 5.85%.

Total Return Calculations

We may from time to time also disclose average annual total returns for one or more of the Sub-Accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten-year periods or the life of the Sub-Account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P (1 - T)^n = ERV

Where:
     P    =   a hypothetical initial payment of $1,000;

     T    =   average annual total return;

     n    =   number of years; and

     ERV  =   ending redeemable value of a hypothetical $1,000 payment (made at the beginning of the one, five or ten year period) at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all owner accounts are recognized in the ending redeemable value. The average annual total return calculations will reflect the effect of contingent deferred sales charges that may be applicable to a particular period.

For the one, five and ten-year periods ended December 31, 1994, respectively, the average annual total returns for the Bond Sub-Account were -9.65%, 3.82% and 7.30%; and for the Stock Sub-Account were -4.72%, 5.52% and 9.16%.

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the contingent deferred sales charge percentage will be assumed to be 0%. Using the non-standard format, for the one, five and ten-year periods ended December 31, 1994 respectively, the average annual total returns for the Bond Sub-Account were -4.49%, 4.83% and 7.30%; and for the Stock Sub-Account were 0.72%, 6.47% and 9.16%.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the contingent deferred sales charge percentage will be 0%.

                  CTR = (ERV / P) - 1

Where:

     CTR  =   the cumulative total return net of Sub-Account recurring charges for the period;

     ERV  =   ending redeemable value of a hypothetical $1,000 payment (made at the beginning of the one, five, or ten-year period) at the end of the one, five, or ten-year period (or fractional portion thereof); and

     P    =   a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the required period is also disclosed.

                                  LEGAL MATTERS

Sutherland, Asbill & Brennan in Washington, D.C. has provided advice with respect to certain matters relating to federal securities and tax laws.

                                STATE REGULATION

Washington National Insurance Company, an Illinois Company, is subject to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1st of each year covering Our operations for the preceding year and Our financial condition on December 31st of such year. Our books and accounts are subject to review and examination by the Illinois Insurance Department at all times and a full examination of Our operations is conducted at periodic intervals. In addition, We are subject to the insurance laws and regulations of the other jurisdictions in which We are licensed to operate.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not include all of the information contained in the registration statements, its amendments and exhibits, which were also filed.

                                     EXPERTS

The consolidated financial statements of Washington National Insurance Company and subsidiaries and the financial statements of Separate Account I of Washington National Insurance Company appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

The consolidated financial statements of Washington National Insurance Company and subsidiaries included herein should be distinguished from the financial statements of Separate Account I and should be considered only as bearing upon the ability of Washington National Insurance Company to meet its obligations under the Contracts.

                                             Index to Financial Statements

Separate Account I of Washington National Insurance Company
                                                                                                                 Page
                                                                                                                 ----
         Report of Independent Auditors...................................................................         22
         Statement of Assets and Liabilities..............................................................         23
         Portfolio of Investments.........................................................................         24
         Statement of Operations..........................................................................         29
         Statement of Changes in Net Assets...............................................................         30
         Notes to Financial Statements....................................................................         32
         Supplementary Information-Selected Per Accumulation Unit Data and Ratios.........................         35


Washington National Insurance Company and Subsidiaries

         Report of Independent Auditors...................................................................         37
         Consolidated Balance Sheet.......................................................................         37
         Statement of Consolidated Operations and Retained Earnings.......................................         39
         Statement of Consolidated Cash Flows.............................................................         40
         Notes to Consolidated Financial Statements.......................................................         42


                Report of Ernst & Young LLP, Independent Auditors




Contract Owners and Board of Directors
Separate Account I of Washington
National Insurance Company

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Separate Account I of Washington National Insurance Company (comprising, respectively, the Bond, Short-Term Portfolio, and Stock Sub-Accounts) as of December 31, 1994, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per accumulation unit data and ratios for each of the five years in the period then ended. These financial statements and per accumulation unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per accumulation unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per accumulation unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per accumulation unit data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective Sub-Accounts constituting Separate Account I of Washington National Insurance Company at December 31, 1994, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the selected per accumulation unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Chicago, Illinois                                      /s/Ernst & Young LLP
February 3, 1995

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1994

                                                                                 Sub-Account
                                                          ----------------------------------------------------
                                                                                  Short-Term
                                                                Bond              Portfolio          Stock
                                                          ----------------------------------------------------
ASSETS

Investments, at fair value (cost: Bond-$11,761,173;
   Short-Term-$1,752,688; Stock-$18,357,713)-Note C            $11,283,360        $1,752,688      $25,015,674
Cash                                                                 2,375             1,334            5,023
Dividends and interest receivable                                  169,168             2,628           63,841
Other receivables                                                    9,159                --           39,332
                                                          ----------------------------------------------------
                                                                11,464,062         1,756,650       25,123,870

LIABILITIES

Payable to Washington National Insurance Company-Note B             16,979             2,338           37,140
                                                          ----------------------------------------------------

      NET ASSETS                                               $11,447,083        $1,754,312      $25,086,730
                                                          ====================================================

Accumulation units outstanding                                   5,296,628         1,031,762        9,882,431
                                                          ====================================================

Accumulation unit value                                              $2.16             $1.70            $2.54
                                                                     -----             -----            -----


See notes to financial statements.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS
December 31, 1994

                                                                              Principal            Fair
Description                                                                     Amount             Value
-------------------------------------------------------------------------    -------------     ------------
BOND SUB-ACCOUNT
   U.S. Government and Government Agency Obligations--26.3%
     U.S. Treasury, 8% note, due 1-15-97                                 $      500,000    $     502,580
     U.S. Treasury, 7% note, due 4-15-99                                        500,000          484,530
     Government Trust Certificate, 9.25% certificate, due 11-15-01              500,000          519,510
     Federal Home Loan Mortgage Corporation, 6.2% debenture,
       due 9-8-08                                                               500,000          402,030
     Federal Home Loan Mortgage Corporation, 8.75% participation
       certificates, pool 160043, due 4-1-08                                    174,717          172,225
     Federal Home Loan Mortgage Corporation, 9.25% participation
       certificates, pool 160055, due 8-1-08                                    102,433          103,156
     Federal Home Loan Mortgage Corporation, 10.25% participation
       certificates, pool 160095, due 11-1-09                                    44,342           46,097
     Federal Home Loan Mortgage Corporation, 10.75% participation
       certificates, pool 170033, due 7-1-10                                     62,413           66,332
     Federal Home Loan Mortgage Corporation, 10% participation
       certificates, pool 170152, due 1-1-16                                     35,830           37,318
     Government National Mortgage Association, 7.5% participation
       certificates, pool 327726, due 8-15-22                                   732,544          679,662
                                                                                             ------------
         TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
         OBLIGATIONS (cost--$3,144,527)                                                        3,013,440

Corporate Bonds--53.3%
   Comerica, Inc., 7.125% note, due 12-1-13                                     500,000          425,965
   Morgan Stanley Group, 6.375% note, due 12-1-03                               500,000          421,240
   Nationsbank Corporation, 6.625% note, due 1-15-98                            500,000          476,535
   Hoechst Celanese Corporation, 9.625% note, due 9-1-99                        500,000          512,865
   DuPont De Nemours, 9.15% note, due 4-15-00                                   500,000          518,635
   General Motors Corporation, 9.625% debentures, due 12-1-00                   500,000          518,455
   Banc One Corporation, 7.25% note, due 8-1-02                                 500,000          466,415
   Aon Corporation, 6.7% note, due 6-15-03                                      500,000          446,430
   Equifax Inc., 6.5% note, due 6-15-03                                         500,000          442,695
   NCNB Texas National Bank, 9.5% note, due 6-1-04                              500,000          527,715
   Corestates Capital Corporation, 6.625% note, due 3-15-05                     500,000          427,020
   Pacificorp, 6.75% 1st mtg & collateral trust, due 4-1-05                     500,000          444,835
   General Telephone Company of the Northwest, Inc., 8.25% first
     mortgage bonds, Series W, due 2-1-07                                       500,000          477,115
                                                                                             ------------

         TOTAL CORPORATE BONDS (cost--$6,452,646)                                              6,105,920

See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS  -- Continued

                                                                             Principal            Fair
Description                                                                    Amount             Value
-------------------------------------------------------------------------   -------------     ------------
Floating Rate Demand Notes - 18.9%
   Household Finance Corporation, 6.00%, due on demand                          500,000    $     500,000
   Goldman Sachs, 5.66%, due on demand                                          500,000          500,000
   Associates Corporation of North America, 5.66%, due on demand                558,000          558,000
   General Electric Credit Corporation, 5.41%, due on demand                    606,000          606,000
                                                                                             ------------

         TOTAL FLOATING RATE DEMAND NOTES (cost--$2,164,000)                                   2,164,000
                                                                                             ------------

TOTAL INVESTMENTS--BOND SUB-ACCOUNT--98.5% (cost--$11,761,173)                             $  11,283,360
                                                                                             ============

SHORT-TERM PORTFOLIO SUB-ACCOUNT
   Commercial Paper--68.1%
   Chevron Oil Finance Company, 5.90%, due 2-27-95                       $      200,000    $     198,099
   American Express Credit Corporation, 5.85%, due 1-25-95                      200,000          199,188
   Commercial Credit Company, 5.75%, due 1-27-95                                200,000          199,137
   Prudential Funding Company, 5.70%, due 1-20-95                               200,000          199,367
   John Deere Credit Company, 5.67%, due 1-17-95                                200,000          199,464
   Philip Morris Company, 5.67%, due 1-18-95                                    200,000          199,433
                                                                                             ------------
                                                                                             ------------

         TOTAL COMMERCIAL PAPER (cost--$1,194,688)                                             1,194,688

Floating Rate Demand Notes--31.8%
   Household Finance Corporation, 6.00%, due on demand                          200,000          200,000
   Associates Corporation of North America, 5.66%, due on demand                200,000          200,000
   General Electric Credit Corporation, 5.41%, due on demand                    158,000          158,000
                                                                                             ------------

         TOTAL FLOATING RATE DEMAND NOTES (cost--$558,000)                                       558,000
                                                                                             ------------

         TOTAL INVESTMENTS--SHORT-TERM PORTFOLIO SUB-
ACCOUNT--99.9% (cost--$1,752,688)                                                          $   1,752,688
                                                                                             ============


                                                                               Number of           Fair
                                                                                 Shares            Value
                                                                             -------------     ------------
STOCK SUB-ACCOUNT
   Common Stocks--94.2%
     Automobile--2.3%
     General Motor Corporation                                                   15,000    $     577,500

   Banks--4.8%
     Banc One Corporation                                                        14,456          366,821
     PNC Bank Corporation                                                        18,000          380,250
     Huntington Bancshare                                                        26,533          454,378
                                                                                             ------------
                                                                                               1,201,449

See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS  -- Continued

                                                                               Number of           Fair
Description                                                                      Shares            Value
                                                                             -------------     ------------
STOCK SUB-ACCOUNT--Continued
Common Stocks--94.2% -- Continued

   Beverages--2.6%
     Anheuser-Busch                                                              13,200    $     671,550

   Brokerage Firms--2.9%
     Merrill Lynch                                                               20,200          722,150

   Consumer Products--5.2%
     Newell Company                                                              16,000          336,000
     Rubbermaid, Inc.                                                            10,000          287,500
     Warner Lambert                                                               9,000          693,000
                                                                                             ------------
                                                                                               1,316,500
   Drugs--4.7%
     Bristol-Myers Squibb                                                         7,100          410,912
     Merck & Co.                                                                 20,400          777,750
                                                                                             ------------
                                                                                               1,188,662
   Electrical--5.7%
     Emerson Electric                                                            10,100          631,250
     General Electric                                                            15,600          795,600
                                                                                             ------------
                                                                                               1,426,850
   Electronics and Instruments--6.2%
     Avnet, Inc.                                                                 17,700          654,900
     Hewlett-Packard Company                                                      9,000          898,875
                                                                                             ------------
                                                                                               1,553,775
   Entertainment--2.3%
     Walt Disney Company                                                         12,800          590,400

   Financial--2.4%
     Federal National Mortgage Association                                        8,500          619,438

   Foods--3.9%
     CPC International                                                           12,600          670,950
     Sysco Corporation                                                           12,000          309,000
                                                                                             ------------
                                                                                                 979,950

   Industrial--8.7%
     WMX Technologies, Inc.                                                      12,000          315,000
     Parker-Hannifin                                                             15,800          718,900
     Pitney Bowes, Inc.                                                          13,600          431,800
     Sherwin Williams                                                            21,600          715,500
                                                                                             ------------
                                                                                               2,181,200

See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS  -- Continued

                                                                               Number of           Fair
Description                                                                      Shares            Value
-------------------------------------------------------------------------    -------------     ------------
STOCK SUB-ACCOUNT -- Continued
   Common Stocks--94.2% -- Continued

     Insurance--4.7%
     Aetna Life and Casualty Company                                              6,200    $     292,175
     General Re                                                                   4,400          544,500
     Lincoln National Corporation                                                10,000          350,000
                                                                                             ------------
                                                                                               1,186,675
   Mines and Minerals--2.3%
     Minnesota Mining and Manufacturing Company                                  11,000          587,125

   Oil--11.3%
     Amoco Corporation                                                           11,000          650,375
     Chevron Corporation                                                         18,600          830,025
     Exxon Corporation                                                           11,600          704,700
     Mobil Corporation                                                            7,600          640,300
                                                                                             ------------
                                                                                               2,825,400
   Radio and Television--2.3%
     Interpublic Group Company                                                   16,000          514,000

   Restaurants--3.7%
     McDonald's Corporation                                                      31,400          918,450

   Technology--7.8%
     Intel Corporation                                                           11,000          701,250
     Motorola Incorporated                                                       15,600          902,850
     Texas Instruments Incorporated                                               4,800          359,400
                                                                                             ------------
                                                                                               1,963,500
   Telephone--3.3%
     Bell Atlantic Corporation                                                   10,500          522,375
     Pacific Telesis Group                                                       10,800          307,800
                                                                                             ------------
                                                                                                 830,175
   Utilities--7.1%
     Central & Southwest                                                         19,600          443,450
     Duke Power                                                                  12,400          472,750
     Northeast Utilities                                                         17,400          376,275
     Pennsylvania Power and Light Company                                        17,800          338,200
     SCE Corp                                                                    10,000          146,250
                                                                                             ------------
                                                                                               1,776,925
                                                                                             ------------

         TOTAL COMMON STOCKS (cost--$16,973,713)                                              23,631,674

See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS  -- Continued

                                                                              Principal           Fair
Description                                                                     Amount            Value
-------------------------------------------------------------------------    -------------     ------------

   Floating Rate Demand Notes--5.5%
     Household Finance Corporation, 6.00%, due on demand                         33,000    $      33,000
     Associates Corporation of North America, 5.66%, due on demand              537,000          537,000
     General Electric Credit Corporation, 5.41%, due on demand                  814,000          814,000
                                                                                             ------------

         TOTAL FLOATING RATE DEMAND NOTES (cost--$1,384,000)                                   1,384,000
                                                                                             ------------

         TOTAL INVESTMENTS--STOCK SUB-ACCOUNT--99.7% (cost--
$18,357,713)                                                                               $  25,015,674
                                                                                             ============


See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF OPERATIONS
Year Ended December 31, 1994

                                                                                    Sub-Account
                                                           -------------------------------------------------------------
                                                                                     Short-Term
                                                                Bond                  Portfolio                 Stock
                                                            ------------             -----------             -----------
Investment income:
    Interest                                                $    873,260             $    72,869             $    75,481
    Dividends                                                       --                      --                   741,497
    Other                                                           --                      --                    10,121
                                                            ------------             -----------             -----------
                                                                 873,260                  72,869                 827,099
Expenses--Note B:
    Mortality and expense assurance                               97,244                  13,491                 201,789
    Investment advisory and management fee                        60,777                   8,432                 126,119
    Accounting service fee                                        42,544                   5,903                  88,283
    General and administrative expenses                           28,308                   3,373                  51,514
                                                            ------------             -----------             -----------
                                                                 228,873                  31,199                 467,705
                                                            ------------             -----------             -----------

                     NET INVESTMENT INCOME                       644,387                  41,670                 359,394

Realized and unrealized gains (losses):
        Net realized gains                                        26,252                                         237,338
        Unrealized gains (losses)--Note C
            Beginning of year                                    728,923                                       7,071,529
            End of year                                         (477,813)                                      6,657,961
                                                            ------------                                     -----------

           Net unrealized loss                                (1,206,736)                                       (413,568)
                                                            ------------                                     -----------

           NET REALIZED AND UNREALIZED
              LOSS ON INVESTMENTS                             (1,180,484)                                       (176,230)
                                                            ------------             -----------             -----------

           INCREASE (DECREASE) IN NET ASSETS FROM
           OPERATIONS                                       $  (536,097)             $    41,670             $   183,164
                                                            ============             ===========             ===========

See notes to financial statements.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year Ended December 31, 1994
                                                           -------------------------------------------------------------
                                                                                    Sub-Account
                                                           -------------------------------------------------------------
                                                                                     Short-Term
                                                                Bond                  Portfolio                 Stock
                                                            ------------             -----------             -----------
ADDITIONS (DEDUCTIONS)
    From operations
        Net investment income                               $    644,387            $     41,670            $    359,394
        Net realized gain                                         26,252                    --                   237,338
        Net unrealized loss                                   (1,206,736)                   --                  (413,568)
                                                            ------------            ------------            ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               (536,097)                 41,670                 183,164

    From capital transactions-Note A
        Net proceeds from units sold                             406,807                  51,010               1,055,215
        Cost of units redeemed                                  (992,431)               (134,122)             (2,092,462)
        Net asset value of units transferred,
            including exchanges with the Fixed Account          (592,255)                170,143                 233,261
                                                            ------------            ------------            ------------

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
TRANSACTIONS                                                  (1,177,879)                 87,031                (803,986)
                                                            ------------            ------------            ------------

NET INCREASE (DECREASE) IN NET ASSETS                         (1,713,976)                128,701                (620,822)

Net assets at beginning of year                               13,161,059               1,625,611              25,707,552
                                                            ------------            ------------            ------------

NET ASSETS AT END OF YEAR                                   $ 11,447,083            $  1,754,312            $ 25,086,730
                                                            ============            ============            ============


ANALYSIS OF CHANGES IN UNITS OUTSTANDING
    Units sold                                                   185,686                  30,089                 420,378
    Units redeemed                                              (454,958)                (80,108)               (831,402)
    Units transferred                                           (270,163)                101,699                  91,183
                                                            ------------            ------------            ------------

INCREASE (DECREASE) IN UNITS OUTSTANDING                        (539,435)                 51,680                (319,841)

    Units outstanding at beginning of year                     5,836,063                 980,082              10,202,272
                                                            ------------            ------------            ------------

UNITS OUTSTANDING AT END OF YEAR                               5,296,628               1,031,762               9,882,431
                                                            ============            ============            ============

See notes to financial statements.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year Ended December 31, 1993
                                                           -------------------------------------------------------------
                                                                                    Sub-Account
                                                           -------------------------------------------------------------
                                                                                     Short-Term
                                                                Bond                  Portfolio                 Stock
                                                            ------------             -----------             -----------
ADDITIONS (DEDUCTIONS)
    From operations
        Net investment income                               $    738,165            $     21,759            $    295,247
        Net realized gain (loss)                                 151,265                    --                   (90,544)
        Net unrealized gain                                        2,152                    --                 2,241,023
                                                            ------------            ------------            ------------

INCREASE IN NET ASSETS FROM OPERATIONS                           891,582                  21,759               2,445,726

    From capital transactions-Note A
        Net proceeds from units sold                             400,778                  43,723               1,184,427
        Cost of units redeemed                                (1,610,829)                (73,925)             (2,308,288)
        Net asset value of units transferred,
            including exchanges with the Fixed Account          (152,258)               (109,822)                513,076
                                                            ------------            ------------            ------------

 DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS             (1,362,309)               (140,024)               (610,785)
                                                            ------------            ------------            ------------

NET INCREASE (DECREASE) IN NET ASSETS                           (470,727)               (118,265)              1,834,941

Net assets at beginning of year                               13,631,786               1,743,876              23,872,611
                                                            ------------            ------------            ------------

NET ASSETS AT END OF YEAR                                   $ 13,161,059            $  1,625,611            $ 25,707,552
                                                            ============            ============            ============


ANALYSIS OF CHANGES IN UNITS OUTSTANDING
    Units sold                                                   181,794                  26,452                 483,077
    Units redeemed                                              (733,115)                (44,810)               (948,643)
    Units transferred                                            (69,298)                (66,618)                210,388
                                                            ------------            ------------            ------------


DECREASE IN UNITS OUTSTANDING                                   (620,619)                (84,976)               (255,178)

    Units outstanding at beginning of year                     6,456,682               1,065,058              10,457,450
                                                            ------------            ------------            ------------

UNITS OUTSTANDING AT END OF YEAR                               5,836,063                 980,082              10,202,272
                                                            ============            ============            ============

See notes to financial statements.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 1994

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Account: The Separate Account I of Washington National Insurance Company (the "Separate Account") is a segregated investment account of Washington National Insurance Company ("WNIC"). WNIC is a wholly-owned subsidiary of Washington National Corporation. The Separate Account is registered as an open-end diversified management investment company pursuant to the provisions of the Investment Company Act of 1940. The Separate Account no longer issues new contracts. There are three Sub-Accounts within the Separate Account, each with its own investment objectives and policies as follows:

     Bond Sub-Account -- high level of current income while preserving capital by investing in fixed income securities.

     Short-Term Portfolio Sub-Account -- moderate level of current income consistent with liquidity and preservation of capital by investing in one or more types of short-term instruments.

     Stock Sub-Account -- long-term capital growth and income by investing principally in equity-type securities.

In addition, a contract holder may elect to invest in a fixed annuity held by WNIC, called the Fixed Account.

WNIC is a contract holder of the Separate Account. At December 31, 1994, the fair value of WNIC's investments were $4,822,598, $1,041,313, and $7,151,985 in the Bond, Short-Term Portfolio, and Stock Sub-Accounts, respectively.
During 1994, WNIC has made no deposits or withdrawals.

Valuation of Investments: Securities traded on a national securities exchange are valued at the closing price as of the valuation date. Investments traded in the over-the-counter market are valued at the average between the bid and ask prices. Commercial paper is valued at amortized cost and other short-term investments are valued at cost. Differences, if any, from fair value are not considered material in relation to net assets.

Investment Transactions and Income: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on a first-in, first-out basis.

Accumulation Unit Valuation: Accumulation unit values reflect the net asset value of each Sub-Account and are computed daily.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS -- Continued
December 31, 1994


NOTE B -- DEDUCTIONS AND CHARGES

Deductions and charges are made from the Separate Account and paid to WNIC as follows:

  o As a fee for administration and contract maintenance, WNIC deducts $30 annually from the accumulated value of each contract on the contract anniversary or on the date of surrender if it occurs between contract anniversaries. This fee does not apply to contracts for individual retirement accounts, or to contracts which at the end of any contract anniversary have received at least $1,000 of payments or in which the accumulated value is at least $20,000.

  o As compensation for annuity rate guarantees, WNIC deducts an amount, computed on a daily basis, which is equal on an annual basis to .8% of the average net asset value of the Separate Account.

  o As a fee for managing and administering the investment activities of the Separate Account, WNIC deducts an amount, computed on a daily basis, equal to an annual rate of .5% of the average net asset value of each Sub-Account.

  o As compensation for providing financial accounting services to the Separate Account, WNIC deducts an amount, computed on a daily basis, equal to an annual rate of .35% of the average net asset value of the Separate Account.

  o As reimbursement for incurring various other general and administrative expenses attributable to the Separate Account, WNIC deducts an amount, computed on a daily basis, equal to an annual rate of .2% of the average net asset value of the Separate Account. A component of these expenses is the fee paid to the Separate Account's Board of Directors. Only members of the Board of Directors who are not directors, officers, or employees of WNIC receive an annual retainer of $1,000, and a meeting fee of $350. During 1994, the Separate Account's three external directors each received $1,350.

  o A contingent deferred sales charge of 6% is made on any amounts withdrawn which are in excess of 10% of the contract's accumulated value on the date of the first withdrawal during the respective contract year, except that no such charge is made for withdrawals of purchase payments received more than 72 months prior to the date of withdrawal and no such charge is made if the withdrawal amount is applied to a settlement option after the contract has been in force for five years or if the contract contains life contingencies.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS -- Continued
December 31, 1994


NOTE C -- INVESTMENTS

The aggregate cost of purchases and sales of investments other than United States Government obligations and short-term notes was:

                                                                   Proceeds
                                             Cost of                 From
                                           Investments            Investments
              Sub-Account                   Acquired                 Sold
          --------------------          ------------------     ---------------

          Bond                             $         -           $    807,884
          Stock                              3,087,196              2,886,600


The total unrealized gain or loss on investments at December 31, 1994 consisted of unrealized appreciation of $123,229 and $7,263,885 and unrealized depreciation of $601,042 and $605,924 in the Bond and Stock Sub-Accounts, respectively.


NOTE D -- FEDERAL INCOME TAXES

The operations of the Separate Account form a part of, and are taxed with, the operations of WNIC, which under the Internal Revenue Code is taxed as a "life insurance company." The Separate Account is not taxed as a regulated investment company under Subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the realized gains of the Separate Account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

SUPPLEMENTARY INFORMATION--SELECTED PER ACCUMULATION UNIT DATA AND RATIOS


Selected data per accumulation unit
outstanding throughout the year

For the year ended December 31,              1994                          1993                          1992
                                   --------------------------    --------------------------    --------------------------
                                          Sub-Account                   Sub-Account                   Sub-Account
                                   --------------------------    --------------------------    --------------------------
                                          Short-Term                    Short-Term                    Short-Term
                                     Bond  Portfolio  Stock        Bond  Portfolio  Stock        Bond  Portfolio  Stock
                                   --------------------------    --------------------------    --------------------------
Per accumulation unit data:
Investment income                  $ 0.16   $ 0.07   $ 0.08      $ 0.16   $ 0.05   $ 0.07      $ 0.17   $ 0.06   $ 0.07
Expenses                            (0.04)   (0.03)   (0.04)      (0.04)   (0.03)   (0.04)      (0.04)   (0.03)   (0.04)
                                   ------------------------      ------------------------      ------------------------
  NET INVESTMENT INCOME              0.12     0.04     0.04        0.12     0.02     0.03        0.13     0.03     0.03

Net realized and unrealized
    gain (loss) on investments      (0.22)      --    (0.02)       0.03       --     0.21       (0.01)      --     0.12
                                   ------------------------      ------------------------      ------------------------
Net increase (decrease) in
    accumulation unit value         (0.10)    0.04     0.02        0.15     0.02     0.24        0.12     0.03     0.15
Accumulation unit value at
    beginning of year                2.26     1.66     2.52        2.11     1.64     2.28        1.99     1.61     2.13
                                   ------------------------      ------------------------      ------------------------

  ACCUMULATION UNIT VALUE
    AT END OF YEAR                 $ 2.16   $ 1.70   $ 2.54      $ 2.26   $ 1.66   $ 2.52      $ 2.11   $ 1.64   $ 2.28
                                   ========================      ========================      ========================


Ratios:
   Ratio of expenses to average
    net assets                       1.87%    1.85%    1.83%       1.85%    1.85%    1.81%       1.85%    1.85%    1.85%
Ratio of net investment income
    to average net assets            5.28     2.47     1.41        5.50     1.28     1.17        6.22     1.82     1.33
Portfolio turnover rate                --       --    12.20       33.66       --     3.50       10.83       --     4.92

Number of accumulation units
   outstanding at end of year
   (000's omitted)                  5,297    1,032    9,882       5,836      980   10,202       6,457    1,065   10,457


See notes to financial statements.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

SUPPLEMENTARY INFORMATION--SELECTED PER ACCUMULATION UNIT DATA AND
RATIOS (cont.)

Selected data per accumulation unit
outstanding throughout the year


For the year ended December 31,              1991                          1990
                                  ----------------------------  ---------------------------
                                           Sub-Account                  Sub-Account
                                    --------------------------   --------------------------
                                          Short-Term                    Short-Term
                                     Bond   PortfolioStock        Bond   Portfolio Stock
                                   --------------------------    --------------------------
Per accumulation unit data:
   Investment income               $  0.16  $ 0.09   $ 0.07      $ 0.16   $ 0.11   $ 0.08
   Expenses                          (0.03)  (0.03)   (0.04)      (0.03)   (0.03)   (0.03)
                                   --------------------------    --------------------------
     NET INVESTMENT INCOME            0.13    0.06     0.03        0.13     0.08     0.05

   Net realized and unrealized
       gain (loss) on investments     0.14      --     0.34       (0.11)     --     (0.14)
                                   --------------------------    --------------------------
   Net increase (decrease) in                                      0.02     0.08   (0.09)
       accumulation unit value        0.27    0.06     0.37
   Accumulation unit value at
       beginning of year              1.72    1.55     1.76        1.70     1.47     1.85
                                   --------------------------    --------------------------

ACCUMULATION UNIT VALUE
     AT END OF YEAR                $  1.99  $ 1.61   $ 2.13      $ 1.72   $ 1.55   $ 1.76
                                   ==========================    ==========================


Ratios:
   Ratio of expenses to average
       net assets                     1.85%   1.86%    1.86%       1.79%    1.85%    1.83%
   Ratio of net investment income
       to average net assets          7.02    3.80     1.85        7.61     5.29     2.82
   Portfolio turnover rate              --      --     5.97       10.03       --    15.70

Number of accumulation units
   outstanding at end of year
   (000's omitted)                   6,616   1,130   10,564       7,308    1,505   10,693

See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholder
Washington National Insurance Company

--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of Washington National Insurance Company and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1994. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Washington National Insurance Company and subsidiaries at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

    As discussed in Note A, the Company changed its method of accounting for certain investments in debt and equity securities in 1994, postemployment benefits in 1993, and income taxes and postretirement benefits other than pensions in 1992.


                                                /s/Ernst & Young LLP

Chicago, Illinois
February 13, 1995

CONSOLIDATED BALANCE SHEET
(000s omitted)

                   December 31,                                                                1994          1993
-----------------------------------------------------------------------------------------------------------------
ASSETS             Investments
                   Fixed maturities-
                          Available for sale at fair value (cost: $1,768,181)            $1,649,453    $       --
                          Held to maturity at cost (fair value: $112,368; $134,448)         113,116       128,184
                          Held for sale at cost (fair value: $1,708,677)                         --     1,632,609
                      Mortgage loans on real estate                                         357,641       391,667
                      Real estate                                                            26,835        38,879
                      Policy loans                                                           54,368        52,285
                      Equities at fair value (cost: $13,218; $15,723)                        13,047        15,714
                      Other long-term                                                        17,293        20,686
                      Short-term                                                             51,642        67,352
                   Total Investments                                                      2,283,395     2,347,376
                   Cash                                                                       3,669         7,021
                   Deferred acquisition costs                                               293,850       256,956
                   Reinsurance recoverables and prepaid premiums                             54,842        56,314
                   Accrued investment income                                                 33,084        32,386
                   Insurance premiums in course of collection                                14,857        25,159
                   Property and equipment                                                    22,988        26,151
                   Goodwill                                                                  19,092        20,983
                   Separate Account                                                          42,178        44,589
                   Other                                                                     38,402        24,457
                   ----------------------------------------------------------------------------------------------
                   TOTAL ASSETS                                                          $2,806,357    $2,841,392
-----------------------------------------------------------------------------------------------------------------
LIABILITIES        Policy liabilities                                                    $2,354,818    $2,331,471
                   General expenses and other liabilities                                   119,069       117,056
                   Mortgage payable                                                           1,907         2,434
                   Short-term notes payable                                                   1,175         2,800
                   Income taxes (1994 current: $430)                                        (15,874)        5,631
                   Minority interest                                                         44,157        25,707
                   Separate Account                                                          42,178        44,589
                   ----------------------------------------------------------------------------------------------
                   TOTAL LIABILITIES                                                      2,547,430     2,529,688
-----------------------------------------------------------------------------------------------------------------
SHAREHOLDER'S      Common Stock ($5.00 par value; Authorized - 5,250,000
EQUITY              shares; Issued and outstanding - 5,007,370 shares)                       68,274        87,865
                   Retained earnings                                                        250,198       226,639
                   Unrealized losses on investments                                         (56,897)           (9)
                   Unfunded pension loss                                                     (2,648)       (2,791)
                   ----------------------------------------------------------------------------------------------
                   TOTAL SHAREHOLDER'S EQUITY                                               258,927       311,704
                   ----------------------------------------------------------------------------------------------
                   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                            $2,806,357    $2,841,392
-----------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
(000s omitted)

                  Year Ended December 31,                                        1994          1993           1992
-------------------------------------------------------------------------------------------------------------------
REVENUES          Insurance premiums and policy charges                      $468,386      $438,822       $380,970
                  Net investment income                                       181,524       183,430        187,010
                  Realized investment gains (losses)                           (1,425)          896         (4,954)
                  Other                                                         8,142         6,324          6,925
                  -------------------------------------------------------------------------------------------------
                  TOTAL REVENUES                                              656,627       629,472        569,951
-------------------------------------------------------------------------------------------------------------------
BENEFITS AND      Insurance benefits paid or provided                         435,802       420,358        409,840
EXPENSES          Insurance and general expenses                              137,239       129,584        105,003
                  Amortization of deferred acquisition costs                   38,053        37,943         27,120
                  -------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND EXPENSES                                 611,094       587,885        541,963
-------------------------------------------------------------------------------------------------------------------
EARNINGS          Income before income taxes, minority interest,
                    and cumulative effect of changes in
                    accounting principles                                      45,533        41,587         27,988
                  INCOME TAXES                                                 13,062        10,728          9,671
                  MINORITY INTEREST                                             2,937           389             --
                  -------------------------------------------------------------------------------------------------
                  Income before cumulative effect of changes
                    in accounting principles                                   29,534        30,470         18,317
                  CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING
                  PRINCIPLES---NET OF RELATED TAX EFFECTS                          --        (1,550)       (15,196)
                  -------------------------------------------------------------------------------------------------
                  NET INCOME                                                 $ 29,534      $ 28,920       $  3,121
-------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CASH FLOWS
(000s omitted)

                   Year Ended December 31,                                       1994          1993           1992
-------------------------------------------------------------------------------------------------------------------
OPERATING          Net income                                               $  29,534     $  28,920      $   3,121
ACTIVITIES         Adjustments to reconcile to net cash provided
                    by operating activities
                      Increase in policy liabilities                           48,998        80,440         82,513
                      Deferred acquisition costs                               (3,894)      (15,282)       (30,788)
                      Change in premiums in course of collection               10,302       (12,077)         6,963
                      Change in reinsurance receivable                        (11,387)        4,587             --
                      Changes in accounting principles - net of tax                --         1,550         15,196
                      Other, net                                                7,838        21,359         13,910
                   ------------------------------------------------------------------------------------------------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES                   81,391       109,497         90,915
-------------------------------------------------------------------------------------------------------------------
INVESTING          Proceeds from sales
ACTIVITIES            Fixed maturities - available for sale                   113,375            --             --
                      Fixed maturities                                             --       261,313        123,549
                      Equities, mortgage loans, real estate, and other         18,239        55,354         68,854
                   Proceeds from maturities and redemptions
                      Fixed maturities - available for sale                   155,684            --             --
                      Fixed maturities - held to maturity                      17,313            --             --
                      Fixed maturities                                             --       266,217        435,506
                      Equities, mortgage loans, real estate, and other         58,666        73,763         85,864
                   Cost of purchases
                      Fixed maturities - available for sale                  (399,418)           --             --
                      Fixed maturities - held to maturity                      (5,000)           --             --
                      Fixed maturities                                             --      (726,358)      (775,858)
                      Equities, mortgage loans, real estate, and other        (26,068)      (40,661)      (110,046)
                   Increase in policy loans                                    (2,083)         (784)        (1,815)
                   Purchases of property and equipment                         (2,008)       (7,824)        (5,369)
                   Net (increase) decrease in short-term investments           15,710        (4,350)        38,562
                   ------------------------------------------------------------------------------------------------
                   NET CASH USED BY INVESTING ACTIVITIES                      (55,590)     (123,330)      (140,753)
-------------------------------------------------------------------------------------------------------------------
FINANCING          Policyholder account deposits                              143,627       142,871        174,841
ACTIVITIES         Policyholder account withdrawals                          (169,278)     (124,795)      (128,815)
                   Sale of Common Stock by subsidiary                              --        25,382             --
                   Change in short-term notes payable                              --       (11,950)        11,114
                   Repayment of mortgage and long-term notes payable             (527)       (9,536)          (822)
                   Proceeds from mortgage and long-term notes payable              --            --          4,400
                   Dividends to parent                                         (2,975)       (7,710)        (9,915)
                   ------------------------------------------------------------------------------------------------
                   NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES           (29,153)       14,262         50,803
-------------------------------------------------------------------------------------------------------------------
CHANGE IN          INCREASE (DECREASE) IN CASH                                 (3,352)          429            965
CASH               CASH AT BEGINNING OF YEAR                                    7,021         6,592          5,627
                   ------------------------------------------------------------------------------------------------
                   CASH AT END OF YEAR                                      $   3,669     $   7,021      $   6,592
-------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(000s omitted)

                            Year Ended December 31,                           1994        1993           1992
------------------------------------------------------------------------------------------------------------------
COMMON STOCK                Balance at beginning of year                    $ 87,865      $ 87,865       $ 87,865
AND ADDITIONAL               Subsidiary stock issuance                       (19,591)           --             --
                            --------------------------------------------------------------------------------------
PAID-IN Capital             Balance at end of year                            68,274        87,865         87,865
------------------------------------------------------------------------------------------------------------------
RETAINED                    Balance at beginning of year                     226,639       205,429        212,223
EARNINGS                     Net income                                       29,534        28,920          3,121
                             Dividends to parent                              (5,975)       (7,710)        (9,915)
                            --------------------------------------------------------------------------------------
                            Balance at end of year                           250,198       226,639        205,429
------------------------------------------------------------------------------------------------------------------
NET UNREALIZED
GAINS (LOSSES) ON           Balance at beginning of year                          (9)          111         (3,248)
INVESTMENTS                  Effect of change in accounting principle         39,424            --             --
                             Change during year                              (96,312)         (120)         3,359
                            --------------------------------------------------------------------------------------
                            Balance at end of year                           (56,897)           (9)           111
------------------------------------------------------------------------------------------------------------------
UNFUNDED PENSION            Balance at beginning of year                      (2,791)       (1,269)        (2,498)
LOSS                         Change during year                                  143        (1,522)         1,229
                            --------------------------------------------------------------------------------------
                            Balance at end of year                            (2,648)       (2,791)        (1,269)
------------------------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY        TOTAL SHAREHOLDER'S EQUITY AT END OF YEAR       $258,927      $311,704       $292,136
------------------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A
Significant Accounting Policies and Practices

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts and operations of Washington National Insurance Company and its subsidiaries (WNIC or the Company). WNIC is a wholly owned subsidiary of Washington National Corporation (WNC). Significant intercompany transactions have been eliminated.

RECLASSIFICATIONS

Certain amounts in the 1993 and 1992 financial statements have been reclassified to conform to the 1994 presentation.

MINORITY INTEREST

During the fourth quarter of 1993, United Presidential Corporation (UPC), an insurance subsidiary of WNIC, issued and sold common stock to WNC, representing a 28.7% interest in UPC. The shares were sold based on UPC's statutory book value, which was less than UPC's GAAP book value. As a result of this difference, an adjustment of $19,591,000 was recorded to WNIC's additional paid-in capital to reflect the decrease in WNIC's GAAP-basis carrying value of UPC. The operations of UPC are consolidated in the accompanying financial statements, with WNC's interest in UPC represented by a minority interest.

NEW ACCOUNTING STANDARDS

Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards (SFAS) 115, "Accounting for Certain Investments in Debt and Equity Securities," issued by the Financial Accounting Standards Board
(FASB) in 1993. The statement requires the Company to segregate its fixed maturity portfolio into three separate classifications: investments held to maturity, trading securities, and investments available for sale.

    Investments held to maturity are those fixed maturities that the Company has a positive intent and ability to hold to maturity. These securities are carried at amortized cost less write-downs for other-than-temporary impairments. Trading securities consist of those fixed maturity and equity securities held for short periods of time and are carried on the balance sheet at fair value, with any change in value reported as a component of income. Available for sale investments consist of those securities that do not meet the criteria of either investments held to maturity or trading securities and are carried on the balance sheet at fair value. Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs
(DAC) and minority interest, are reported as unrealized gains or losses directly in shareholder's equity and, accordingly, have no effect on net income. The DAC offsets represent valuation adjustments or reinstatements of DAC that would have been required as charges or credits to operations had such unrealized amounts been realized. The effect of the adjustment to market value and the change to DAC is tax effected. If a decrease in the value of fixed maturity investments is other than temporary, the loss is recognized as a realized loss. The effect of the adoption of this standard on shareholder's equity is as follows:

---------------------------------------------------------------------
(000s omitted)                              12/31/94          1/1/94
---------------------------------------------------------------------
Fair value adjustment to available
    for sale fixed maturity securities     $(118,728)       $ 74,273
DAC adjustments                               33,000         (18,630)
Deferred tax adjustments                      24,543         (13,999)
Minority interest                              4,385          (2,220)
---------------------------------------------------------------------
Net unrealized gain (loss) on
    fixed maturities available for sale    $ (56,800)       $ 39,424
---------------------------------------------------------------------

    At December 31, 1994, the unrealized loss was primarily due to the increase in interest rates in 1994.

    In 1993, these securities were primarily classified as held for sale and carried at the lower of market or amortized cost, less other-than-temporary impairments.

    The Company foresees that this standard will continue to result in an increase in the volatility of shareholder's equity as the standard does not permit a corresponding adjustment to the liabilities that these assets support.

    In October 1994, the FASB issued SFAS 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments." The statement requires increased disclosure of information on derivative financial instruments such as forward, futures, swap, and option contracts. The Company does not have any such instruments. However, the Company does have certain financial commitments to extend credit and fund investments that fall under the disclosure requirements of this statement and these are discussed in Note F.

    Effective December 1994, the Company adopted the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 94-5, "Disclosure of Certain Matters in the Financial Statements of Insurance Enterprises." This SOP requires additional disclosure on statutory accounting that is included in Note G.

    SFAS 114, "Accounting by Creditors for Impairment of a Loan," and its amendments, will be adopted by the Company effective January 1, 1995. The standard provides measurement criteria for determining the carrying value when it is probable that a loan has been impaired and for disclosing of information about investments in impaired loans. A loan is considered impaired when it is probable that the Company will not collect all amounts due under the contractual terms. The impairment is recognized by a valuation allowance which may be subsequently increased or decreased based on changes in the measurement criteria. The statement applies to essentially all loans in the Company's mortgage loan portfolio. The adoption will not have a material impact on the financial statements.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

Net income in 1993 was reduced by a one-time cumulative effect adjustment of $1,550,000, net of taxes of $834,000, for the adoption of SFAS 112 "Employers' Accounting for Postemployment Benefits." Net income in 1992 includes one-time cumulative effect adjustments of a reduction of $20,126,000, net of taxes of $10,368,000, for the adoption of SFAS 106, "Employers' Accounting for Postretirement Benefits Other than Pensions," and an increase of $4,930,000 for the adoption of SFAS 109, "Accounting for Income Taxes."

INVESTMENTS

FIXED MATURITIES. Fixed maturity investments are securities that mature more than one year after issuance. They include bonds, notes, and redeemable preferred stocks. Investments in fixed maturities are intended to be used by WNIC as part of its asset/liability matching strategy. Effective in 1994 with the adoption of SFAS 115, the Company classifies its fixed maturity investments into available for sale investments and held to maturity investments.

    EQUITY SECURITIES. Equity securities include an investment of WNIC's funds in its Separate Account, nonredeemable preferred stocks, and common stocks. The Separate Account investment is carried at cost. The stocks of non-related companies are carried at fair value derived from either a major securities exchange or the National Association of Securities Dealers Automated Quotation System. Unreahzed gains and losses on these securities are recorded directly in shareholder's equity. Other-than-temporary declines below cost are recorded as realized losses.

    MORTGAGE LOANS ON REAL ESTATE. Mortgage loans on real estate are carried at unpaid principal net of unearned discount and allowance for possible loan losses. Allowance for mortgage loan losses is based on an evaluation of the mortgage loan portfolio, past credit loss experience, and current economic conditions. Loans considered permanently impaired are written down to their net realizable value.

    REAL ESTATE INVESTMENTS. Real estate investments are principally carried at cost less allowances for depreciation and possible losses. Foreclosed real estate is considered available for sale and is recorded at the lower of current carrying value or fair value less estimated costs of disposal.

    OTHER LONG-TERM INVESTMENTS. Other long-term investments consist principally of venture capital investments and are carried at cost less other-than-temporary impairments.

    SHORT-TERM INVESTMENTS. Short-term investments include commercial paper, variable demand notes, and money market funds and are carried at cost, which approximates market value.

    INVESTMENT INCOME. Interest on fixed maturities, loans, and notes is recorded as income as it is earned. Income is adjusted for any amortization of premium or discount on these investments including adjustments resulting from prepayments or expected changes in prepayments on mortgage- backed securities. Income on impaired loans, real estate, and other long-term investments is recorded principally on a cash basis. Dividends are recorded as income on ex-dividend dates. Investment expenses are accrued as incurred.

    REALIZED INVESTMENT GAINS OR LOSSES. When an investment is sold, its selling price may be higher or lower than its carrying value. Using the specific identification method, the difference between the selling price and the carrying value is recorded as a realized gain or loss. Investments that have declined in fair value below costs for which the decline is judged to be other-than- temporary, are written down to their estimated fair value. Write downs and allowances for losses on mortgage loans are included in realized investment losses.

DEPRECIATION

Provisions for depreciation of real estate investments and home office properties are computed using primarily the straight-line method over the estimated useful lives. Accumulated depreciation on real estate investments at December 31 was $24,777,000 and $24,184,000 in 1994 and 1993, respectively.
Accumulated depreciation on home office property and equipment at December 31 was $2,434,000 and $1,101,000 in 1994 and 1993, respectively.

INSURANCE PREMIUMS AND POLICY CHARGES

Insurance premiums and policy charges include reinsurance premiums assumed and are net of reinsurance ceded. Health insurance premiums are earned and recognized pro rata over the terms of the policies. Premiums for traditional life insurance products are recognized as revenues when due. Revenues for certain interest-sensitive products consist of charges earned and assessed against policy account balances during the period for the cost of insurance, policy initiation fees, policy administration expenses, and surrender charges.

DEFERRED ACQUISITION COSTS

Costs directly associated with the acquisition of new business are generally deferred and amortized. For traditional life insurance and health insurance products, costs are amortized over the premium-paying period of the products based on assumptions used in calculating policy benefitreserves. For certain interest-sensitive products, costs are generally amortized over the estimated lives of the products in relation to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. Amortization for the products is adjusted periodically to reflect differences in actual and assumed gross profits.

    DAC is increased for the estimated effect of realizing unrealized investment losses and decreased for the estimated effect of realizing unrealized investment gains. The offset to these amounts is recorded directly to shareholder's equity.

    The unamortized cost of purchased insurance in force is included in DAC. Amortization is primarily in relation to the present value of estimated gross profits over the estimated twenty-two year remaining life of the related insurance in force with interest rates ranging from 7.5% to 8.5%.

    The changes in the unamortized cost of purchased insurance in force for the years ended December 31 follow:

------------------------------------------------------------------------
(000s omitted)                     1994            1993            1992
------------------------------------------------------------------------
Balance at beginning of year    $41,902         $47,039         $33,996

   Interest on unamortized
     balance                      3,136           3,436           4,016
   Amortization                  (6,026)         (8,573)         (8,486)
   Effect of unrealized
     investment losses            6,270              --              --
   Change in accounting
     principle for income taxes      --              --          17,513
------------------------------------------------------------------------
Balance at end of year          $45,282         $41,902         $47,039
------------------------------------------------------------------------

    The estimated percentage of the December 31, 1994 balance before the effect of unrealized investment losses to be amortized over the next five years follows:

------------------------------------------------------------------------
1995                              14.6%
1996                              14.4%
1997                              14.0%
1998                              13.1%
1999                              12.9%
------------------------------------------------------------------------

POLICY LIABILITIES

Liabilities for future policy benefits for traditional life insurance products are determined using the present value of future net premiums, benefits and expenses, and the net level valuation method, based on estimates of future investment yield, mortality, and withdrawal rates, adjusted to provide for possible adverse deviation. Interest rate assumptions are graded and ranged from 4.5% to 7.5%. Withdrawal assumptions are based principally on experience and vary by issue age, type of coverage, and duration.

    Liabilities for future policy benefits of certain interest-sensitive products are policy account balances before applicable surrender charges, plus certain deferred policy initiation fees that are recognized as income over the term of the policies, plus a provision for the return of the cost of insurance charges. Policy benefits and claims that are charged to expense include interest credited to policy account balances, benefit claims incurred in the period in excess of related policy account balances, and provision for the return of the cost of insurance charges. Credited interest rates for these products ranged from 4.0% to 7.3% at December 31, 1994.

    Liabilities for policy and contract claims are determined using case-basis evaluations and statistical analyses. These liabilities represent estimates of the ultimate expected cost of incurred claims. Any required revisions in these estimates are included in operations in the period when the revisions are made.

GOODWILL

The cost of purchased businesses in excess of net assets acquired is reported as goodwill and is amortized on a straight-line basis over thirty-five years. Goodwill is evaluated based on the prospect of continued growth and the long-term nature of the insurance policies sold. The asset value is considered appropriate. Accumulated amortization of goodwill was $6,038,000 and $5,332,000 at December 31, 1994 and 1993, respectively.

SEPARATE ACCOUNT

Separate Account assets and liabilities are principally carried at fair value and represent funds that are separately administered for annuity contracts for which the contract holders bear the investment risk. Investment income and realized gains and losses allocable to Separate Accounts generally accrue to the contract holders and are excluded from the Consolidated Statement of Operations.

INCOME TAXES

The accounting policies of WNIC result in deferred taxes being provided for significant temporary differences between financial statement and tax return bases, using the asset and liability method. These differences result primarily from policy reserves, DAC, certain investments, and reserves for postretirement benefits. WNIC and its subsidiaries file a consolidated life/nonlife federal income tax return with its parent,WNC.

REINSURANCE

WNIC reinsures a portion of its life insurance, annuity, and health insurance risks with other insurance companies to minimize its exposure to loss. The Company's policy on claim exposure for the life insurance and annuity business is to retain a maximum of $300,000 of life insurance exposure on any one individual ($400,000 with accidental death coverage). For group insurance products, the Company limits its paid-claim exposure in any one calendar year to $750,000 per claim for major medical coverage and $250,000 per claim for individual stop-loss. The Company retains a maximum of 50% of each long-term disability and long-term care claim, and limits its group term life insurance exposure to $200,000 per life ($400,000 with accidental death coverage). The Company's reinsurance for individual health insurance claims is designed to protect the Company from an excessive amount of claims over $250,000 on an individual claim basis.

    Substantially all of the reinsurance ceded by the Company is to entities rated "A" or better by A. M. Best, or to entities required to maintain assets in an independent trust fund whose fair value is sufficient to discharge the obligations of the reinsurer. To the extent that any reinsurance company is unable to meet its obligations under the agreements, WNIC remains liable.

    Benefit amounts paid directly by the Company for insurance claims covered under reinsurance ceded agreements are recorded as reinsurance recoverables to the extent not already reimbursed. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Substantially all of the reinsurance assumed by the Company as of December 31, 1994 relates to individual health insurance. It is on a 50% or 100% coinsurance basis and is accounted for in a manner similar to the direct business.

NOTE B
Investments

FIXED MATURITIES

A comparison of amortized cost to fair value of fixed maturity investments by category at December 31, 1994 and 1993 follows:

-------------------------------------------------------------------------------------------------------------
                                                                            Gross        Gross
                                                           Amortized   Unrealized   Unrealized         Fair
(000s omitted)                                              Cost (a)        Gains       Losses        Value
-------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                  1994
-------------------------------------------------------------------------------------------------------------
Available for sale
   United States government obligations                    $   74,293     $   265     $  4,577   $   69,981
   Obligations of states and political subdivisions            75,555       1,215        5,286       71,484
   Public utilities                                           131,184          20       13,650      117,554
   Industrial and miscellaneous                               798,018       5,091       53,406      749,703
   Mortgage-backed securities                                 655,286       3,232       49,315      609,203
   Other                                                       33,845          63        2,380       31,528
-------------------------------------------------------------------------------------------------------------
Total available for sale                                    1,768,181       9,886      128,614    1,649,453
-------------------------------------------------------------------------------------------------------------
Held to maturity
   United States government obligations                           251          --           --          251
   Obligations of states and political subdivisions            22,109         860           45       22,924
   Industrial and miscellaneous                                86,027         845        2,591       84,281
   Mortgage-backed securities                                   4,529         181           --        4,710
   Other                                                          200           2           --          202
-------------------------------------------------------------------------------------------------------------
Total held to maturity                                        113,116       1,888        2,636      112,368
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     $1,881,297     $11,774     $131,250   $1,761,821
-------------------------------------------------------------------------------------------------------------
                                                                                  1993
-------------------------------------------------------------------------------------------------------------
Held for sale
   United States government obligations                    $   52,010     $ 3,784     $     93   $   55,701
   Obligations of states and political subdivisions            55,947       3,888          538       59,297
   Public utilities                                           137,132       5,501        1,701      140,932
   Industrial and miscellaneous                               655,068      41,643          849      695,862
   Mortgage-backed securities                                 695,246      24,410        1,571      718,085
   Other                                                       37,206       2,382          788       38,800
-------------------------------------------------------------------------------------------------------------
Total held for sale                                         1,632,609      81,608        5,540    1,708,677
-------------------------------------------------------------------------------------------------------------
Held to maturity
   United States government obligations                         3,636           2           --        3,638
   Obligations of states and political subdivisions            27,182       1,817           --       28,999
   Industrial and miscellaneous                                90,566       3,918           --       94,484
   Mortgage-backed securities                                   6,540         507           --        7,047
   Other                                                          260          20           --          280
-------------------------------------------------------------------------------------------------------------
Total held to maturity                                        128,184       6,264           --      134,448
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     $1,760,793     $87,872     $  5,540   $1,843,125
-------------------------------------------------------------------------------------------------------------

(a)   Amortized cost is net of other-than-temporary impairments in 1994 and 1993 and an allowance for high-yield bonds in 1993.

    Fixed maturities had an increase (decrease) in unrealized gains (the excess of fair value over amortized cost) of $(201,808,000), $25,438,000 and $(4,245,000) in 1994, 1993, and 1992, respectively.

    The amortized cost and fair value of fixed maturities at December 31, 1994, by contractual maturity, follow. Expected maturities differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

------------------------------------------------------
                                Amortized         Fair
(000s omitted)                       Cost        Value
------------------------------------------------------
Available for sale:
  Fixed maturities, excluding
   mortgage-backed securities
    Due in 1995                $    3,599   $    3,583
    Due in 1996 - 1999            114,384      114,093
    Due in 2000 - 2004            397,876      375,100
    Due after 2004                597,036      547,474
  Mortgage-backed securities      655,286      609,203
------------------------------------------------------
Total available for sale       $1,768,181   $1,649,453
------------------------------------------------------
Held to maturity:
  Fixed maturities, excluding
   mortgage-backed securities
    Due in 1995                $    1,150   $    1,159
    Due in 1996 - 1999             34,366       34,353
    Due in 2000 - 2004             35,929       36,101
    Due after 2004                 37,142       36,045
  Mortgage-backed securities        4,529        4,710
Total held to maturity         $  113,116   $  112,368
------------------------------------------------------
Total fixed maturities         $1,881,297   $1,761,821
------------------------------------------------------

    At December 31, 1994, gross unrealized gains and losses on investments in equity securities amounted to $88,000 and $259,000, respectively.


MORTGAGE LOANS

A rollforward of the allowance for mortgage loan losses follows:

------------------------------------------------------
(000s omitted)                           1994     1993
------------------------------------------------------
Balance at January 1                  $12,031  $11,618
Net additions                           1,501    3,475
Deductions                              5,500    3,062
------------------------------------------------------
Balance at December 31                $ 8,032  $12,031
------------------------------------------------------

INVESTMENT GAINS AND LOSSES

Details of realized investment gains (losses) for years ended December 31 follow:

-----------------------------------------------------------
(000s omitted)                  1994        1993      1992
-----------------------------------------------------------
Fixed maturities:
   Gross gains               $ 2,026    $ 21,513   $ 9,798
   Gross losses               (3,760)    (12,481)   (4,177)
-----------------------------------------------------------
Total fixed maturities        (1,734)      9,032     5,621
Equity securities              1,447         383    (1,746)
Mortgage loans                   (82)      2,047    (4,934)
Real estate and other         (1,056)    (10,566)   (3,895)
-----------------------------------------------------------
Realized investment gains
     (losses)                $(1,425)   $    896   $(4,954)
-----------------------------------------------------------


INVESTMENT INCOME

Major sources of net investment income for the years ended December 31 follow:

------------------------------------------------------
(000s omitted)                  1994     1993     1992
------------------------------------------------------
Fixed maturities            $147,396 $141,809 $136,409
Equity securities                301    1,505    3,530
Mortgage loans                34,982   42,030   49,147
Real estate and other          7,880   11,401   11,180
Policy loans                   3,459    3,460    3,369
Short-term investments         2,326    2,123    3,872
------------------------------------------------------
Gross investment income      196,344  202,328  207,507
------------------------------------------------------
Investment expenses           14,820   18,898   20,497
------------------------------------------------------
Net investment income       $181,524 $183,430 $187,010
------------------------------------------------------

    Investment expenses consist primarily of real estate expenses.

    As of December 31, 1994, the carrying value of investments that produced no income for the previous twelve month period was $16,880,000 or less than 1% of invested assets.

OTHER

During 1994, 1993, and 1992, non-cash investing activities totaled $4,009,000, $4,869,000, and $14,302,000, respectively and consisted of real estate acquired through foreclosure of mortgage loans and in 1994 a venture capital distribution of common stock.

NOTE C
Income Taxes

Components of WNIC's deferred tax liabilities and assets at December 31 follow:

----------------------------------------------------------------
(000s omitted)                              1994            1993
----------------------------------------------------------------
Deferred tax liabilities:
   DAC                                  $ 97,322        $ 85,114
   Accrued bond discount                   1,312           1,038
   Joint ventures and venture
     capital investments                   1,025           1,525
   Other                                   2,791           2,749
----------------------------------------------------------------
   Total deferred tax liabilities        102,450          90,426
Deferred tax assets:
   Policy liability adjustments           63,349          66,091
   Unrealized investment losses           41,452              --
   Liabilities for employee benefits      13,643          13,788
   Realized investment losses             11,449          15,448
   Other                                   4,459           4,233
----------------------------------------------------------------
   Total deferred tax assets             134,352          99,560
Valuation allowance                      (15,598)        (14,765)
----------------------------------------------------------------
Deferred tax assets, net of
 valuation allowance                     118,754          84,795
----------------------------------------------------------------
Net deferred tax (assets) liabilities   $(16,304)       $  5,631
----------------------------------------------------------------

    The nature of WNIC's deferred tax assets and liabilities is such that the general reversal pattern for these temporary differences is expected to result in a full realization of WNIC's deferred tax assets other than capital gain or loss items.

    At December 31, 1994, WNIC had capital loss carryforwards for tax return purposes of $1,394,000 that expire in 1996. For financial reporting purposes, a valuation allowance of $15,598,000 has been recognized to offset the deferred tax assets related to those carryforwards, investment loss reserves, and other capital loss related deferred tax assets not expected to be realized. The valuation allowance was increased by $833,000 in 1994 and reduced by $3,276,000 in 1993.

    The Omnibus Budget Reconciliation Act of 1993 changed WNIC's prevailing federal income tax rate from 34% to 35% effective January 1, 1993.

    The following reconciles the difference between the actual tax provision and the amounts obtained by applying the statutory federal income tax ratesof 35% for 1994 and 1993 and 34% for 1992 to the income or loss before income taxes and cumulative effect of changes in accounting principles:

------------------------------------------------------------------------
(000s omitted)                     1994            1993            1992
------------------------------------------------------------------------
Income tax at statutory rate
  applied to income before
  taxes and cumulative effect
  of changes in accounting
  principles                    $14,909         $14,419         $ 9,516
Tax benefit (expense) not
  recognized on certain
  GAAP-basis capital
  gains or losses                (2,205)         (2,870)          1,551
Investment income not taxed        (733)         (1,035)         (1,514)
Amortization of purchase
  accounting adjustments            247             247             333
Other                               844             (33)           (215)
------------------------------------------------------------------------
Provision for income taxes      $13,062         $10,728         $ 9,671
------------------------------------------------------------------------
Comprised of:
   Current expense              $ 9,361         $ 4,476         $10,010
   Deferred expense (benefit)     3,701           6,252            (339)
------------------------------------------------------------------------
Income tax expense              $13,062         $10,728         $ 9,671
------------------------------------------------------------------------

    Prior to 1984, WNIC and UPI were required to accumulate certain untaxed amounts in a memorandum "policyholders' surplus account." Under the Tax Reform Act of 1984, the "policyholders' surplus account" balances were "capped" at December 31, 1983 and the balances will be taxed only to the extent distributed to shareholders or when they exceed certain prescribed limits. WNIC does not intend to make any taxable distributions or exceed the prescribed limits in the foreseeable future; therefore, no income tax provision has been made for those purposes. However, if such taxes were assessed, the amount of tax payable would be $19,851,000. As of December 31, 1994, the combined "policyholders' surplus account" approximates $56,717,000.

    Under current and prior law, income of WNIC taxed on a current basis is accumulated in a shareholder's surplus account and can be distributed without tax. At December 31, 1994, this combined shareholder's surplus was $256,043,000.

    Federal income taxes paid by WNIC were $8,120,000, $4,100,000, and $8,700,000 in 1994, 1993, and 1992, respectively.

NOTE D
Reinsurance

The effect of reinsurance on premiums and policy charges for the years ended December 31 follows:

-------------------------------------------------------------------------
(000s omitted)                      1994            1993            1992
-------------------------------------------------------------------------
Direct premiums and policy
  charges                       $473,443        $470,617        $440,574
Reinsurance assumed               56,640          31,022           2,570
Reinsurance ceded                (61,697)        (62,817)        (62,174)
-------------------------------------------------------------------------
Premiums and policy
  charges                       $468,386        $438,822        $380,970
-------------------------------------------------------------------------

        Reinsurance benefits ceded were $22,850,000, $22,685,000, and $22,516,000, in 1994, 1993, and 1992, respectively.

        As a result of past divestitures, the Company reinsures 100% of certain supplemental health insurance, life insurance, and annuity business with unaffiliated companies. At December 31, 1994, 50% of WNIC's total reinsurance recoverables were ceded to Combined Life Insurance Company of America, and 16% were ceded to American Founders Life Insurance Company. In addition, 16% of reinsurance ceded was to UNUM Life Insurance Company in the normal course of business.

        For 1994, 42% and 57% of reinsurance premiums assumed were from Harvest Life Insurance Company (Harvest Life) and National Casualty Company (National Casualty), respectively. These reinsurance agreements provide that the Company will reinsure blocks of individual major medical business issued by National Casualty and Harvest Life on a 50% and 100% coinsurance basis, respectively. The Company also administers 100% of the National Casualty business.

        The Company uses yearly renewable term reinsurance at its subsidiary United Presidential Life Insurance Company (UPI) to maintain statutory profitability and other statutory financial requirements while sustaining UPI's growth. At December 31, 1994, such reinsurance, all entered into prior to 1994, net of related taxes, had contributed $9,044,000 of statutory capital to UPI. These transactions do not materially impact the Company's GAAP financial statements.


NOTE E
Defined Benefit and Contribution Plans

RETIREMENT PLANS

The Company has three qualified defined contribution retirement plans: a non-contributory money-purchase retirement plan, a non-contributory discretionary profit sharing plan, and a contributory 401(k) plan. The plans cover substantially all employees who have met the prescribed requirements for participation. The Company contribution to the money-purchase retirement plan is 3% of each employee's compensation plus an additional 3% of compensation in excess of the Social Security wage base. The Company contribution to the profit sharing plan is at the discretion of WNIC's and UPI's Boards of Directors in consultation with WNC's Board of Directors and is based on financial performance. Employees may contribute up to 12% of compensation to the 401(k) plan. The Company matches employee contributions dollar for dollar up to a maximum of 3% of compensation. The net pension expense for the defined contribution plans in 1994, 1993, and 1992 was $3,006,000, $3,760,000, and
$2,808,000, respectively. The Company has a non-qualified supplemental retirement plan under which benefits are paid to certain employees equal to the amounts by which the qualified plan benefits are reduced due to provisions of the Internal Revenue Code (IRC). At December 31, 1994 and 1993, the unfunded liability for the supplemental retirement plan was immaterial.

        Both WNIC and UPI have a defined benefit retirement plan that covers certain grandfathered employees and agents. Both plans have been amended to terminate the accrual of future benefits, which resulted in the Company recording a curtailment gain. Benefits are based principally on years of service and compensation. Generally, the funding policies are to contribute annually at least the minimum amounts required by the IRC. Contributions are intended to provide benefits attributed to service to date.

    A summary of the components of the net periodic pension expense (income) for the defined benefit retirement plans follows:

--------------------------------------------------------------
(000s omitted)                       1994       1993      1992
--------------------------------------------------------------
Interest cost on projected
  benefit obligations             $ 1,824    $ 1,923   $ 2,275
Service cost for benefits earned       --         99       300
Actual return on plan assets         (419)    (2,035)   (5,167)
Net amortization and deferral      (2,054)      (642)    2,996
Curtailment gain                       --       (491)       --
--------------------------------------------------------------
Net periodic pension
  expense (income)                $  (649)   $(1,146)  $   404
--------------------------------------------------------------

    The defined benefit retirement plans' funded status and amounts reported in WNIC's consolidated balance sheets as part of other liabilities at December 31 follow:

-----------------------------------------------------------------
(000s omitted)                              1994            1993
-----------------------------------------------------------------
Actuarial present value of
 accumulated benefit obligations:
   Vested                               $(23,759)       $(28,696)
   Non-vested                               (118)           (254)
-----------------------------------------------------------------
Accumulated benefit obligations         $(23,877)       $(28,950)
-----------------------------------------------------------------
Projected benefit obligations for
 service provided to date               $(23,877)       $(28,950)
Plan assets at fair value                 22,794          26,429
-----------------------------------------------------------------
Projected benefit obligations in
 excess of plan assets                    (1,083)         (2,521)
-----------------------------------------------------------------
Comprised of:
   Prepaid pension cost                    1,526             512
   Unrecognized investment and
     actuarial net loss                   (7,835)         (9,566)
   Unrecognized transition asset           5,226           6,533
-----------------------------------------------------------------
Total                                   $ (1,083)       $ (2,521)
-----------------------------------------------------------------

    The unrecognized transition asset in the preceding schedule is the amount by which the plans' net assets exceeded the actuarial present value of projected benefit obligations, net of amortization, as of January 1, 1985, the date current pension accounting standards were adopted. The transition asset is being amortized by credits to income over a fourteen-year period. In addition, the excess of actual investment and actuarial gains and losses realized over those expected are deferred and, when the cumulative deferred amounts exceed certain limits, will be amortized at a rate consistent with a fourteen-year amortization period. Costs created by plan amendments that are associated with prior employee service are also deferred and amortized over fourteen years.

    GAAP requires employers to recognize a minimum liability at least equal to the unfunded accumulated benefit obligation. When the accrued or prepaid pension cost is less than the minimum liability, an adjustment is made to the liability with the offset directly to shareholder's equity. At December 31, 1994 and 1993, the pretax adjustment was $2,769,000 and $3,033,000, respectively.

    The weighted-average discount rates used in calculating the projected benefit obligations at December 31, 1994 and 1993 were 7.5% and 6.7%, respectively. The expected weighted-average rate of return on plan assets was 7.6% in 1994 and 7.5% in 1993 and 1992.

    Plan assets are invested principally in mutual funds, bonds, and stocks. Assets of the WNIC retirement plan include Common and Preferred Stock of WNC of $8,580,000 and $10,863,000, at fair value, at December 31, 1994 and 1993, respectively. Dividends of $492,000 were received on the WNC Common and Preferred Stock in both 1994 and 1993. No WNC shares were purchased or sold during 1994 or 1993.

POSTRETIREMENT BENEFITS

In addition to WNIC's retirement programs, medical and life insurance benefits are provided to eligible retired employees under the WNIC Group Insurance Plan. The plan was amended effective December 31, 1992 to limit future eligibility. Active WNIC employees who were at least age 50 on December 31, 1992 are eligible for medical and life insurance benefits after reaching a combination of age and service requirements. The plan pays a stated percentage of most medical expenses reduced for deductibles and payments made by government programs or other group coverage. Retirees contribute to the plan based on a schedule which averages 13% for single coverage and 21% for dependent coverage of the benefits paid. Active WNIC employees who were not at least age 50 on December 31, 1992 are eligible for $10,000 of life insurance benefits under the plan after reaching a combination of age and service requirements. The 1992 plan curtailment resulted in a gain of $4,033,000 recorded as part of operations in that year. The Company has reserved the right to change or eliminate these benefits at any time.

    In December 1993, the Company established a Voluntary Employees' Beneficiary Association (VEBA) trust under section 501(c)(9) of the IRC.
Prior to this time, postretirement benefits were unfunded. In December 1994 and 1993, the Company contributed $1,600,000 and $1,100,000, respectively, to the VEBA trust. The amounts funded were based on the difference between the net periodic postretirement benefit expense as measured by statutory accounting rules and the retiree medical claims incurred during the respective periods, subject to certain IRC limitations. Assets of the VEBA trust were invested in two-year U. S. Treasury notes and corporate demand notes at December 31, 1994.

    Components of the net periodic postretirement benefit expense for the year ended December 31 follow:

-------------------------------------------------------
(000s omitted)                  1994     1993     1992
-------------------------------------------------------
Interest cost                 $1,994   $2,061  $ 2,198
Service cost                      56       61      557
Return on plan assets            (28)      --       --
Net amortization and deferral    227      (14)      --
Curtailment gain                  --       --   (4,033)
-------------------------------------------------------
Net periodic postretirement
 benefit expense (income)     $2,249   $2,108  $(1,278)
-------------------------------------------------------

    The funded status of the plan and the amounts recognized in WNIC's consolidated balance sheet at December 31 follow:

----------------------------------------------------------
(000s omitted)                           1994       1993
----------------------------------------------------------
Accumulated postretirement
 benefit obligation:
   Retirees                          $(25,022)  $(26,080)
   Fully eligible active plan
     participants                        (846)    (1,300)
   Other active plan participants        (661)    (1,269)
----------------------------------------------------------
Total accumulated postretirement
 benefit obligation                    (26,529)  (28,649)
Fair value of plan assets               2,726      1,100
----------------------------------------------------------
Accumulated postretirement benefit
 obligation in excess of plan assets $(23,803)  $(27,549)
----------------------------------------------------------
   Comprised of:
   Accrued postretirement benefit
    expense                          $(24,392)  $(26,198)
   Unrecognized net gain (loss)           393     (1,561)
   Unrecognized prior service cost        196        210
----------------------------------------------------------
Total                                $(23,803)  $(27,549)
----------------------------------------------------------

    The accumulated postretirement benefit obligation is based on actuarial assumptions for the weighted-average discount rate and the health care cost trend rate. The weighted-average discount rate was 7.5% in 1994 and 7.0% in 1993. The health care cost trend rate used in 1994 was 12% for pre-65 and 10% for post-65 participants, graded evenly to 5% in 15 years. The health care cost trend rate in 1993 was 14% graded evenly to 6% in 29 years. The weighted-average expected long-term rate of return on plan assets net of estimated taxes on investment income was 4.62% in 1994. The estimated income tax rate for the VEBA trust was 34% in 1994. The health care cost trend rate assumption has a significant effect on the amounts reported. Increasing the trend rate by 1% per year would increase the accumulated postretirement benefit obligation by $2,215,000 and $2,825,000 at December 31, 1994 and 1993,
respectively, and the aggregate of the service and interest cost components of the net periodic postretirement benefit expense for 1994 and 1993 by $196,000 and $200,000, respectively.

NOTE F:
Commitments and Contingencies

LEASES

WNIC has noncancelable operating leases primarily for office space and office equipment, the most significant of which is a twenty-year lease of WNIC's home office building with a related party as lessor. Future minimum lease payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1994 follows:

-------------------------------------------------------------
(000s omitted)
-------------------------------------------------------------
1995                                    $ 8,401
1996                                      7,607
1997                                      6,980
1998                                      5,265
1999                                      4,389
Thereafter                               48,522
-------------------------------------------------------------
Total minimum lease commitments         $81,164
-------------------------------------------------------------

    Rental expenses were $6,189,000, $6,900,000, and $2,871,000, in 1994, 1993, and 1992, respectively.

FINANCIAL COMMITMENTS AND GUARANTEES

The Company has entered into financial guarantees which are financial instruments with off-balance sheet credit risk. The exposure to credit risk is represented by the amount the Company, under certain circumstances, would contractually have to pay out. These financial instruments were entered into for the fee income and the potential to share in future capital appreciation of the underlying assets.

    A financial guarantee is a conditional commitment to guarantee the payment of an obligation by an unrelated entity to a third party. At December 31, 1994, the Company had two financial guarantees totaling $15,206,000 which are collateralized by the underlying real estate and related assets compared to guarantees totaling $24,132,000 at December 31, 1993. In the event of a sale or refinancing, the Company is entitled to share in the appreciation of the collateral.

    The financial guarantees are scheduled to expire in 1995 and 1997. The Company has not funded any of its financial guarantees to date, and feels it has adequate reserves for potential losses in the future.

LITIGATION

WNIC has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of such companies. A number of other legal actions have been filed that demand compensatory and punitive damages aggregating material dollar amounts. WNIC believes that such suits are substantially without merit and that valid defenses exist. WNIC's management and its chief legal officer believe that such litigation will not have a material effect on the WNIC consolidated results of operations or financial position.

    In September 1994, two retired employees filed a lawsuit in the United States District Court for the Northern District of Illinois against WNIC, WNC, and the three individual trustees of the Washington National Insurance Company Home Office Group Insurance Plan (the Plan). The plaintiffs purport to act as members of a class consisting of all employees of WNIC and WNC who retired or tendered their irrevocable notice of retirement on or before July 24, 1989 and who are eligible to receive benefits under the Plan.

    The complaint is brought under the Employee Retirement Income Security Act and alleges that WNIC, WNC, and the trustees have taken andthreatened to take actions to modify, amend or terminate the Plan in violation of written and oral promises and representations and the terms of the Plan. The alleged violations include changing the method for computing claims payable under the Plan, requiring retired employees to contribute to the payment of premiums for their Medicare supplemental health insurance coverage, and maintaining that WNIC, WNC and the trustees have reserved the right to modify or terminate benefits under the Plan. Plaintiffs seek a declaration of their rights under the Plan, with respect to these actions, an award of attorneys' fees and other relief, and a certification of the class.

    WNIC, WNC, and the trustees believe that valid defenses exist and intend to contest vigorously the material allegations made in the complaint.

STATE GUARANTY FUNDS

Under insolvency or guaranty laws in most states in which the Company operates, insurers can be assessed for policyholder losses incurred by insolvent insurance companies. At present, most insolvency or guaranty laws provide for assessments based on the amount of insurance underwritten in a given jurisdiction. The Company paid $2,850,000, $2,500,000, and $1,800,000 in state guaranty fund assessments in 1994, 1993, and 1992, respectively, and had accrued liabilities of $3,128,000 and $2,800,000 for future assessments at December 31, 1994 and 1993, respectively. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states.

    The Company's accounting policy with regard to payments to state guaranty funds is to treat as an asset any such payments in those states where current law allows an offset against future premium taxes. At December 31, 1994 and 1993, other assets included $5,464,000 and $5,100,000, respectively, of deferred payments to state guaranty funds. Generally, these amounts will be used to offset future premium tax payments over periods from five to ten years. In the event of a change in the state laws pertaining to prior tax offsets, such amounts might become unrecoverable.

NOTE G
Statutory Financial Information

WNIC and its insurance subsidiary prepare statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the insurance department of their state of domicile. Prescribed statutory accounting practices currently include state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' (NAIC) publications. Permitted practices include practices not prescribed, but allowed, by the domiciliary state insurance department. The prescribed and permitted statutory accounting practices followed by WNIC's insurance subsidiary differs from GAAP.

    Current statutory practice does not address reserves for certain endowment features of several life insurance products marketed by one of the Company's subsidiaries. The subsidiary uses a practice permitted by its state of domicile and discounts the future benefit using mortality and interest rate assumptions.
    The NAIC is currently working on a project to codify statutory accounting practices (SAP). This process will result in a single source of SAP, possibly eliminating the concept of permitted practices.

STATUTORY TO GAAP RECONCILIATION

A reconciliation of SAP capital and surplus to GAAP shareholder's equity at December 31 follows:

------------------------------------------------------------------
(000s omitted)                               1994            1993
------------------------------------------------------------------
SAP capital and surplus                 $ 221,270       $ 206,841
DAC                                       293,850         256,956
Adjustments to policy liabilities        (119,521)       (126,325)
Godwill                                    19,092          20,983
Asset valuation and interest
  maintenance reserves                     29,005          30,666
Deferred income taxes                      16,304          (5,631)
Postretirement and pension
  liabilities                             (28,313)        (31,113)
Unrealized loss on fixed maturities      (118,728)             --
Minority interest                         (44,157)        (25,707)
Other, net                                 (9,875)        (14,966)
------------------------------------------------------------------
GAAP shareholder's equity               $ 258,927       $ 311,704
------------------------------------------------------------------

    A reconciliation of SAP net income to GAAP net income (loss) for the years ended December 31 follows:

-------------------------------------------------------------------------
(000s omitted)                     1994            1993             1992
-------------------------------------------------------------------------
SAP net income                  $18,633         $10,954         $     36
DAC                               3,894          15,282           30,788
Cumulative effect of changes
 in accounting principles            --          (1,550)         (15,196)
Adjustments to policy
 benefits                         1,270             401          (14,812)
Financial reinsurance                --          (3,500)          (7,500)
Deferred income taxes            (3,700)         (6,262)             339
Other                             9,437          13,595            9,466
-------------------------------------------------------------------------
GAAP net income                 $29,534         $28,920         $  3,121
-------------------------------------------------------------------------

DIVIDENDS FROM SUBSIDIARIES

Regulatory restrictions limit the dollar amount of dividends available for distribution to WNIC from UPI without prior approval by regulatory authorities. The amount of dividends available is based on the greater of: a) 10% of the insurance subsidiary's statutory capital and surplus as of the preceding year end; or b) the insurance subsidiary's statutory net income from operations for the preceding year. Based on these restrictions, WNIC's insurance subsidiary is permitted a maximum of $5,687,000 in dividend distributions to WNIC in 1995. In 1994, WNIC declared dividends of $5,975,000 to its parent WNC of which $3,000,000 will be paid in 1995.

NOTE H
Borrowings and Credit Arrangements

BORROWINGS

Borrowings of $3,082,000 at December 31, 1994 consist of a mortgage on investment real estate with an interest rate of 6.5% that matures in April, 1998 and a non-interest bearing promissory note for $1,175,000 payable to WNC in June 1995. Payments of $1,679,000, $672,000, $655,000, and $296,000 will be required in 1995, 1996, 1997, and 1998, respectively. For the mortgage loan, the property, with a carrying value of $11,922,000, is pledged as collateral.

    Interest paid on borrowings by WNIC was $405,000, $1,670,000, and $1,306,000, in 1994, 1993, and 1992, respectively.

CREDIT ARRANGEMENTS

WNIC has a line of credit with one bank for short-term borrowings amounting to $10,000,000, all unused at December 31, 1994. The line of credit arrangement is renewable annually, but credit can be withdrawn at the bank's option.

    In addition, WNIC has six letters of credit with varying terms and conditions totaling $2,395,000. As of December 31, 1994, the entire amount was unused.

NOTE I
Policy Liabilities

WNIC's policy liabilities at December 31 follow:

---------------------------------------------------------
(000s omitted)                   1994              1993
---------------------------------------------------------
Future policy
 benefits-annuities        $1,278,252        $1,250,225
Future policy
 benefits-life                790,894           800,447
Policy and contract
 claims                       213,572           206,963
Unearned premiums              332,20            34,649
Other                          38,880            39,187
---------------------------------------------------------
Total policy liabilities   $2,354,818        $2,331,471
---------------------------------------------------------

    Activity in the liability for unpaid claims (a component of policy and contract claims) and claim adjustment expense (a component of general expenses and other liabilities) follows:

------------------------------------------------------
(000s omitted)                  1994     1993     1992
------------------------------------------------------
Balance at January 1        $210,348 $202,322 $195,538
Less: reinsurance
 recoverables                 11,547   11,956   14,039
------------------------------------------------------
Net balance at January 1     198,801  190,366  181,499
Incurred relating to:
  Current year               291,209  260,144  227,604
  Prior years                (31,296) (26,638) (20,231)
------------------------------------------------------
Total incurred               259,913  233,506  207,373
Paid relating to:
  Current year               179,762  151,989  124,379
  Prior years                 75,342   73,082   74,127
------------------------------------------------------
Total paid                   255,104  225,071  198,506
------------------------------------------------------
Net balance at December 31   203,610  198,801  190,366
------------------------------------------------------
Add: reinsurance
 recoverables                 11,741   11,547   11,956
------------------------------------------------------
Balance at December 31      $215,351 $210,348 $202,322
------------------------------------------------------

NOTE J
Fair Value of Financial Instruments

VALUATION METHODS AND ASSUMPTIONS

The disclosure of fair value information about certain financial instruments is based primarily on quoted market prices. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instrument.

    The fair values of short-term investments, venture capital partnerships, and accrued investment income approximate the carrying amounts reported in the balance sheets.

    Fair values for fixed maturity and equity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

    Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. A pricing cap is put on mortgage loans that carry significant above-market interest rate yields to reflect the prepayment risk.

    Fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with similar maturities.

    The fair value of the mortgage payable is estimated by discounting cash flows, using current incremental borrowing rates for similar types of borrowing arrangements.

    Fair values for real estate development guarantees are based on estimates of fees to guarantee similar developments. Fair values for lending commitments are based on the commitment fees of the loans in question.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of certain financial instruments along with their corresponding carrying values at December 31, 1994 and 1993 follow. As the fair value of all

WNIC's assets and liabilities are notpresented, this information in the aggregate does not represent the underlying value of WNIC. WNIC does not own any financial instruments held or issued for trading purposes.

------------------------------------------------------------------------------------------------------------
                                                                      1994                      1993
                                                           ------------------------   ----------------------
                                                                 Fair     Carrying          Fair    Carrying
(000s omitted)                                                  Value        Value         Value       Value
------------------------------------------------------------------------------------------------------------
Assets
  Fixed maturities
     Available for sale (a)                                $1,649,453   $1,649,453    $1,708,677  $1,632,609
     Held to maturity                                         112,368      113,116       134,448     128,184
  Equity securities                                            13,047       13,047        15,714      15,714
  Mortgage loans on real estate                               366,373      357,641       411,250     391,667
  Policy loans                                                 52,600       54,368        50,340      52,285
Liabilities
  Investment-type insurance contracts                       1,174,017    1,203,608     1,224,550   1,226,238
  Mortgage payable                                              1,854        1,907         2,438       2,434
Off-balance sheet
  Real estate development guarantees (b)                           80           --           500          --
  Lending commitments                                             105           --           358          --
------------------------------------------------------------------------------------------------------------

   (a) Classified as held for sale in 1993.
   (b) See Note F for further discussion of guarantees.

NOTE K
Segment Information

WNIC has three business segments: life insurance and annuities; health insurance (previously reported as the individual health insurance and group products segments); and corporate and other. The segments are based on WNIC's insurance products and organization. The corporate and other segment includes realized investment gains and losses, a curtailment gain in 1992 of $4,033,000 resulting from a change to WNIC's postretirement health benefits program, and operations that do not specifically support one of the other segments. Assets not individually identifiable by segment are allocated, generally, based on the amount of segment liabilities. Depreciation expense and capital expenditures are not material. Revenues, income or loss before income taxes and cumulative effect of changes in accounting principles (net of minority interest in the life insurance and annuities segment), and assets by segment for the years ended and at December 31 follows:

-------------------------------------------------------------------------------------------------------------
(000s omitted)                                                                1994         1993         1992
-------------------------------------------------------------------------------------------------------------
Revenues:
   Life insurance and annuities                                         $  229,732   $  228,950   $  233,488
   Health insurance                                                        420,982      394,562      338,810
   Corporate and other                                                       5,913        5,960       (2,347)
-------------------------------------------------------------------------------------------------------------
Consolidated total                                                      $  656,627   $  629,472   $  569,951
-------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes and cumulative effect:
   Life insurance and annuities                                         $   33,177   $   28,128   $   21,856
   Health insurance                                                          5,895       11,500        7,007
   Corporate and other                                                       3,524        1,570         (875)
-------------------------------------------------------------------------------------------------------------
Consolidated total                                                      $   42,596   $   41,198   $   27,988
-------------------------------------------------------------------------------------------------------------
Assets:
   Life insurance and annuities                                         $2,274,005   $2,291,529   $2,184,660
   Health insurance                                                        321,481      344,245      306,698
   Corporate and other                                                     210,871      205,618      219,423
-------------------------------------------------------------------------------------------------------------
Consolidated total                                                      $2,806,357   $2,841,392   $2,710,781
-------------------------------------------------------------------------------------------------------------

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

                                   APPENDIX A
                        COMMERCIAL PAPER AND BOND RATINGS

Standard & Poor's Corporation (Standard & Poor's) and Moody's Investors Service, Inc. ("Moody's") ratings:

Commercial Paper Ratings

Standard & Poor's commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A," "A-1" and "A-2" categories are described as follows:

     "A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

     "A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

     "A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

Moody's employs three designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

*    Leading market positions in well-established industries.

*    High rates of return on funds employed.

* Conservative capitalization structures with moderate reliance on debt and ample asset protection.

* Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

* Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bond Ratings

Standard & Poor's

     AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC Debt rated BB, CCC, or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB' indicates the lowest degree of speculation and "CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C This rating is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as an Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B
                  SHORT-TERM PORTFOLIO SUB-ACCOUNT INVESTMENTS

The Short-Term Portfolio Sub-Account and the other Sub-Accounts may invest in these liquid, short-term debt securities:

     1. U.S. Treasury Bills and other obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

     2. Certificates of deposit, bankers' acceptances and time deposits of banks having assets (as most recently reported) in excess of $1 billion. Certificates of deposit issued by U.S. branches of foreign banks are eligible for purchase if the branches are subject to state banking laws, Federal Reserve reporting requirements and have a minimum U.S. deposit size of $1 billion. Certificates of deposit issued by foreign branches of U.S. banks may also be purchased if the dollar deposit of the branch exceeds $1 billion. Certificates of deposit issued for foreign branches of U.S. banks are not governed by U.S. banking and securities laws and may be influenced by future political and economic developments and governmental restrictions. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, there might be less publicly available information about a foreign bank than about a domestic bank, and such foreign banks may not be subject to the same accounting, auditing, and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign issuer might be difficult to obtain or enforce. "Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

     3. Commercial paper issued by domestic corporations which at the date of investment is rated "high quality" by Moody's or Standard & Poor's, provided that in no event will the Sub-Account purchase commercial paper rated lower than Prime-2 by Moody's or A-2 by Standard & Poor's or, if not rated, issued by domestic corporations which have an outstanding senior long-term debt issue rated Aa or better by Moody's or AA or better by Standard & Poor's. See Appendix A for an explanation of the ratings issued by Moody's and Standard & Poor's.

          "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     4. Other corporate obligations issued by domestic corporations which at the date of investment are rated Aa or better by Moody's or AA or better by Standard & Poor's. See Appendix A for rating information. "Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

     5. Variable amount demand master notes issued by domestic corporations which, at the date of investment, either (a) have an outstanding senior long-term debt issue rated Aa or better by Moody's or AA or better by Standard & Poor's or (b) do not have rated long-term debt outstanding but have commercial paper rated at least Prime-2 by Moody's or A-2 by Standard & Poor's. Variable amount demand master notes are unsecured obligations that permit the investment by the Sub-Account of amounts that may fluctuate daily, at varying rates of interest pursuant to direct arrangements between the Sub-Account and the issuing corporation. Although callable on demand by the Sub-Account, these obligations are not marketable to third parties. They will not be purchased unless the investment adviser has determined that the issuer's liquidity is such as to enable it to pay the principal and interest immediately upon demand.

Repurchase Agreements

We may enter into repurchase agreements with member banks of the Federal Reserve System or with government securities dealers recognized by the Federal Reserve Board. In a repurchase agreement transaction, a buyer invests the cash for negotiated periods at prevailing market rates by purchasing securities from a securities dealer or commercial bank and agreeing to resell such securities to the seller at a later date at a specified price. Upon resale, the buyer receives the Proceeds, plus an amount which represents interest on the Proceeds. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Sub-Account's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Sub-Account will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Sub-Account will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. The Sub-Account will make payment for such securities only upon physical delivery of the certificates or evidence of book-entry transfer to the account of the safekeeper of securities.

The Sub-Account has established standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Sub-Account may incur a loss on disposition in market value of the collateral; and, if a party with whom the Sub-Account had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Sub-Account's ability to realize on the collateral may be limited or delayed.

Reverse Repurchase Agreements

The Sub-Account may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by the Sub-Account with an agreement to repurchase the securities at an agreed upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Sub-Account can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Sub-Account has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Sub-Account may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Sub-Account intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Sub-Account's securities. The Sub-Account's custodian bank will maintain in a separate account securities of the Sub-Account that have a value equal to or greater than the Sub-Account's commitments under reverse repurchase agreements. The value of the securities subject to reverse repurchase agreements will not exceed 10% of the value of the Sub-Account's total assets.

When Issued and Delayed Delivery Securities

From time to time, in the ordinary course of business, the Short-Term Portfolio Sub-Account may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Sub-Account until delivery and payment take place. At the time the Sub-Account makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The Sub-Account will make commitments for when-used transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Sub-Account's custodian bank will maintain in a separate account securities of the Sub-Account having a value equal to or greater than such commitments. On delivery dates for such transactions, the Sub-Account will meet its obligations from maturities or sales of the securities held in the Separate Account and/or from the then available cash flow. If the Sub-Account chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the Sub-Account's net assets would be so committed.

Risk Factors

Because of the variability of interest rates and the risks inherent in investment in money market instruments and other securities, there can be no assurance that the investment objective will be obtained. To the extent that investments are made in the instruments of nongovernmental issuers, these assets, despite favorable credit ratings, are subject to some risk of default. Moreover, investment yields on relatively short-term obligations such as will comprise the portfolio, are subject to substantial and rapid fluctuation. The value of the assets generally will vary inversely to changes in interest rates. If interest rates increase after an issue is purchased, the security, if sold prior to maturity, may return less than its cost. Current yield levels should not be considered representative of yields for any future period of time.

Moreover, should many contract owners change from this Sub-Account to other Sub-Accounts at about the same time, the Sub-Account might have to sell portfolio securities at a time when it would be disadvantageous to do so, and at a lower price than if such securities were held to maturity.

                                   APPENDIX B

           SEPARATE ACCOUNT I OF WASHINGTON NATIONAL INSURANCE COMPANY
                     Semi-Annual Report dated June 30, 1995

     The Separate Account's semi-annual report dated June 30, 1995, immediately follows this page.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

June 30, 1995




Statement of Assets and Liabilities                             1
Portfolio of Investments                                        2
Statement of Operations                                         6
Statement of Changes in Net Assets                              7
Notes to Financial Statements                                   8
Supplementary Information -- Selected Per Accumulation
Unit Data and Ratios                                           11

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES  (UNAUDITED)
June 30, 1995


                                                                                                Sub-Account
                                                                       -------------------------------------------------------------
                                                                                                Short-Term
                                                                             Bond               Portfolio                Stock
                                                                       -----------------     -----------------     -----------------
ASSETS

Investments, at fair value (cost: Bond-$11,919,151:
  Short-Term-$1,720,201: Stock-$18,382,903) - Note C                        $12,254,915            $1,720,201           $29,913,490
Cash                                                                              3,539                   629                 7,055
Dividends and interest receivable                                               182,382                 3,626                53,704
Other receivables                                                                 8,290                   ---                43,151
                                                                       -----------------     -----------------     -----------------
                                                                             12,449,126             1,724,456            30,017,400

LIABILITIES


Payable to Washington National Insurance Company) - Note B                      126,245                18,359               288,933
                                                                       -----------------     -----------------     -----------------
                                                                                126,245                18,359               288,933
                                                                       -----------------     -----------------     -----------------

                                                          NET ASSETS        $12,322,881            $1,706,097           $29,728,467
                                                                       =================     =================     =================

Accumulation units outstanding                                                5,172,649               982,975             9,713,617
                                                                       =================     =================     =================

Accumulation unit value                                                          $2.38                 $1.74                 $3.06
                                                                                 =====                 =====                 =====

See notes to financial statements.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS  (UNAUDITED)
June 30, 1995


                                                                                    Principal                        Fair
                 Description                                                          Amount                        Value
                                                                                -----------------             ----------------
BOND SUB-ACCOUNT
     U.S. Government and Government Agency Obligations--25.7%
             U.S. Treasury, 8% note, due 1-15-97                               $          500,000           $          515,000
             U.S. Treasury, 7% note, due 4-15-99                                          500,000                      520,000
             Government Trust Certificate, 9.25% certificate, due 11-15-01                500,000                      550,000
             Federal Home Loan Mortgage Corporation, 6.2% debenture,
                 due 9-8-08                                                               500,000                      470,000
             Federal Home Loan Mortgage Corporation, 8.75% participation
                 certificates, pool 160043, due 4-1-08                                    162,677                      168,354
             Federal Home Loan Mortgage Corporation, 9.25% participation
                 certificates, pool 160055, due 8-1-08                                     97,656                      102,149
             Federal Home Loan Mortgage Corporation, 10.25% participation
                 certificates, pool 160095, due 11-1-09                                    42,005                       45,098
             Federal Home Loan Mortgage Corporation, 10.75% participation
                 certificates, pool 170033, due 7-1-10                                     58,006                       62,384
             Federal Home Loan Mortgage Corporation, 10% participation
                 certificates, pool 170152, due 1-1-16                                     34,085                       36,840
             Government National Mortgage Association, 7.5% participation
                 certificates, pool 327726, due 8-15-22                                   697,602                      701,090
                                                                                                              ----------------
                 TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
                    OBLIGATIONS (cost--$3,085,866)                                                                   3,170,915

     Corporate Bonds--58.5%
         Comerica, Inc., 7.125% note, due 12-1-13                                         500,000                      470,000
         Morgan Stanley Group, 6.375% note, due 12-1-03                                   500,000                      480,000
         Nationsbank Corporation, 6.625% note, due 1-15-98                                500,000                      505,000
         Hoechst Celanese Corporation, 9.625% note, due 9-1-99                            500,000                      535,000
         DuPont De Nemours, 9.15% note, due 4-15-00                                       500,000                      555,000
         General Motors Corporation, 9.625% debentures, due 12-1-00                       500,000                      565,000
         Banc One Corporation, 7.25% note, due 8-1-02                                     500,000                      510,000
         Aon Corporation, 6.7% note, due 6-15-03                                          500,000                      495,000
         Equifax Inc., 6.5% note, due 6-15-03                                             500,000                      485,000
         NCNB Texas National Bank, 9.5% note, due 6-1-04                                  500,000                      580,000
         Corestates Capital Corporation, 6.625% note, due 3-15-05                         500,000                      490,000
         Pacificorp, 6.75% 1st mtg & collateral trust, due 4-1-05                         500,000                      495,000
         General Telephone Company of the Northwest, Inc., 8.25% first
             mortgage bonds, Series W, due 2-1-07                                         500,000                      515,000
         American Home Products, 7.70% note, due 2-15-00                                  500,000                      525,000
                                                                                                              ----------------
                 TOTAL CORPORATE BONDS (cost--$6,954,285)                                                            7,205,000

     Floating Rate Demand Notes -- 15.3%
             Household Finance Corporation, 6.09%, due on demand                          500,000                      500,000
             Goldman Sachs, 6.16%, due on demand                                          500,000                      500,000
             Associate Corporation of North America, 5.92%, due on demand                 414,000                      414,000
             General Electric Credit Corporation, 5.94%, due on demand                    465,000                      465,000
                                                                                                              ----------------
                 TOTAL FLOATING RATE DEMAND NOTES (cost--$1,879,000)                                                 1,879,000

                 TOTAL INVESTMENTS--BOND SUB-ACCOUNT--99.5% (cost--$11,919,151)                             $       12,254,915
                                                                                                              ================

See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- Continued

                                                                                    Principal                        Fair
                 Description                                                          Amount                        Value
                                                                                -----------------             ----------------
SHORT-TERM PORTFOLIO SUB-ACCOUNT
     Commercial Paper--58.4%
             American Express Credit Corporation, 5.85%, due 7-12-95           $          200,000           $          199,643
             John Deere Credit Company, 5.93%, due 8-03-95                                200,000                      198,913
             IBM Credit Corporation, 5.96%, due 7-26-95                                   200,000                      199,172
             Prudential Funding Corporation, 5.93%, due 7-05-95                           200,000                      199,868
             Texaco Incorporated, 5.92%, due 7/13/95                                      200,000                      199,605
                                                                                                              ----------------
                 TOTAL COMMERCIAL PAPER (cost--$997,201)                                                               997,201

     Floating Rate Demand Notes--42.4%
             Household Finance Corporation, 6.09%, due on demand                          200,000                      200,000
             Goldman Sachs, 6.16%, due on demand                                          200,000                      200,000
             Associate Corporation of North America, 5.92%, due on demand                 201,000                      201,000
             General Electric Credit Corporation, 5.94%, due on demand                    122,000                      122,000
                                                                                                              ----------------
                 TOTAL FLOATING RATE DEMAND NOTES (cost--$723,000)                                                     723,000
                                                                                                              ----------------
                 TOTAL INVESTMENTS--SHORT-TERM PORTFOLIO SUB-ACCOUNT--100.8%                                $        1,720,201
                    (cost--$1,720,201)                                                                        ================

                                                                                     Number of                       Fair
                                                                                       Shares                       Value
                                                                                -----------------             ----------------
STOCK SUB-ACCOUNT
     Common Stocks--96.2%
         Automobile--2.2%
             General Motors Corporation                                                    15,000           $          652,500

         Banks--3.4%
             Banc One Corporation                                                          14,456                      466,206
             Huntington Bancshare                                                          26,533                      550,560
                                                                                                              ----------------
                                                                                                                     1,016,766
         Beverages--2.5%
             Anheuser-Busch                                                                13,200                      750,750

         Brokerage Firms--3.6%
             Merrill Lynch                                                                 20,200                    1,060,500

         Consumer Products--5.3%
             Newell Company                                                                16,000                      390,000
             Rubbermaid, Inc.                                                              15,000                      416,250
             Warner Lambert                                                                 9,000                      777,375
                                                                                                              ----------------
                                                                                                                     1,583,625
         Drugs--5.0%
             Bristol-Myers Squibb                                                           7,100                      483,688
             Merck & Co.                                                                   20,400                    1,002,150
                                                                                                              ----------------
                                                                                                                     1,485,838


See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- Continued

                                                                                     Number of                       Fair
                 Description                                                           Shares                       Value
                                                                                -----------------             ----------------
STOCK SUB-ACCOUNT--Continued
     Common Stocks--96.2% -- Continued
         Electrical--5.4%
             Emerson Electric                                                              10,100           $          722,150
             General Electric                                                              15,600                      879,450
                                                                                                              ----------------
                                                                                                                     1,601,600
         Electronics and Instruments--7.4%
             Avnet, Inc.                                                                   17,700                      854,025
             Hewlett-Packard Company                                                       18,000                    1,341,000
                                                                                                              ----------------
                                                                                                                     2,195,025
         Entertainment--2.4%
             Walt Disney Company                                                           12,800                      710,400

         Financial--4.6%
             Federal National Mortgage Association                                          8,500                      803,250
             Fleet Financial Group                                                         15,000                      556,875
                                                                                                              ----------------
                                                                                                                     1,360,125

         Foods--4.8%
             CPC International                                                             12,600                      778,050
             Sysco Corporation                                                             22,000                      649,000
                                                                                                              ----------------
                                                                                                                     1,427,050
         Industrial--8.4%
             WMX Technologies, Inc.                                                        12,000                      340,500
             Parker-Hannifin                                                               23,700                      859,125
             Pitney Bowes, Inc.                                                            13,600                      520,200
             Sherwin Williams                                                              21,600                      769,500
                                                                                                              ----------------
                                                                                                                     2,489,325
         Insurance--4.8%
             Aetna Life and Casualty Company                                                6,200                      389,825
             General Reinsurance Corporation                                                4,400                      589,050
             Lincoln National Corporation                                                  10,000                      437,500
                                                                                                              ----------------
                                                                                                                     1,416,375
         Mines and Minerals--2.1%
             Minnesota Mining and Manufacturing Company                                    11,000                      631,125

         Oil--10.6%
             Amoco Corporation                                                             11,000                      732,875
             Chevron Corporation                                                           18,600                      862,575
             Exxon Corporation                                                             11,600                      819,250
             Mobil Corporation                                                              7,600                      729,600
                                                                                                              ----------------
                                                                                                                     3,144,300
         Radio and Television--2.0%
             Interpublic Group Incorporated                                                16,000                      600,000

         Restaurants--4.1%
             McDonald's Corporation                                                        31,400                    1,228,525


See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- Continued

                                                                                     Number of                       Fair
                 Description                                                           Shares                       Value
                                                                                -----------------             ----------------
STOCK SUB-ACCOUNT -- Continued
     Common Stocks--96.2% -- Continued
         Technology--8.2%
             Intel Corporation                                                             22,000           $        1,392,886
             Motorola Incorporated                                                         15,600                    1,047,150
                                                                                                              ----------------
                                                                                                                     2,440,036
         Telephone--2.9%
             Bell Atlantic Corporation                                                     10,500                      588,000
             Pacific Teleisis Group                                                        10,800                      288,900
                                                                                                              ----------------
                                                                                                                       876,900
         Utilities--6.5%
             Central & Southwest                                                           19,600                      514,500
             Duke Power                                                                    12,400                      514,600
             Northeast Utilities                                                           17,400                      391,500
             Pennsylvania Power and Light Company                                          17,800                      344,875
             SCE Corp                                                                      10,000                      171,250
                                                                                                              ----------------
                                                                                                                     1,936,725

                 TOTAL COMMON STOCKS (cost--$17,076,903)                                                            28,607,490

                                                                                    Principal
                                                                                      Amount

     Floating Rate Demand Notes--4.4%
         Household Finance Corporation, 6.09%, due on demand                   $           33,000                       33,000
         Associate Corporation of North America, 5.92%, due on demand                     623,000                      623,000
         General Electric Credit Corportion, 5.94%, due on demand                         650,000                      650,000
                                                                                                              ----------------
                 TOTAL FLOATING RATE DEMAND NOTES (cost--$1,306,000)                                                 1,306,000
                                                                                                              ----------------
                 TOTAL INVESTMENTS--STOCK SUB-ACCOUNT--100.6% (cost--$18,382,903)                           $       29,913,490
                                                                                                              ================

See notes to financial statements.
Percentages shown are based on total net assets of each Sub-account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF OPERATIONS  (UNAUDITED)
Six Months Ended June 30, 1995

                                                                               Sub-Account
                                                     --------------------------------------------------------------------
                                                                                Short-Term
                                                            Bond                  Portfolio                  Stock
                                                     -----------------       -----------------        -------------------
Investment income:
      Interest                                       $        446,670         $        52,274         $           36,660
      Dividends                                                   -                        -                     370,331
      Other                                                       -                        -                         235
                                                     -----------------       -----------------        -------------------
                                                              446,670                  52,274                    407,226
Expenses--Note B:
      Mortality and expense assurance                          47,250                   6,925                    108,883
      Investment advisory and management fee                   29,531                   4,328                     68,052
      Accounting service fee                                   20,672                   3,029                     47,637
      General and administrative expenses                       7,850                   1,731                     30,857
                                                     -----------------       -----------------        -------------------
                                                              105,303                  16,013                    255,429
                                                     -----------------       -----------------        -------------------

NET INVESTMENT INCOME                                         341,367                  36,261                    151,797

Realized and unrealized gains (losses):
          Net realized gains                                      279                                             62,269
          Unrealized gains (losses)--Note C:
                   Beginning of year                        (477,813)                                          6,657,961
                   End of year                                335,763                                         11,530,591
                                                     -----------------                                -------------------

          Net unrealized gain                                 813,576                                          4,872,630
                                                     -----------------                                -------------------

NET REALIZED AND UNREALIZED
         GAIN ON INVESTMENTS                                  813,855                                          4,934,899
                                                     -----------------       -----------------        -------------------

INCREASE IN NET ASSETS
         FROM OPERATIONS                             $      1,155,222         $        36,261         $        5,086,696
                                                     =================       =================        ===================


See notes to financial statements.


SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS


                                                                            Six Months Ended June 30, 1995 (Unaudited)
                                                               ---------------------------------------------------------------------
                                                                                           Sub-Account
                                                               ---------------------------------------------------------------------
                                                                                             Short-Term
                                                                         Bond                Portfolio                   Stock
                                                               --------------------     -------------------     --------------------
ADDITIONS (DEDUCTIONS)
 From operations
    Net investment income                                       $          341,367      $           36,261      $           151,797
    Net realized gain (loss)                                                   279                       -                   62,269
    Net unrealized gain (loss)                                             813,576                       -                4,872,630
                                                               --------------------     -------------------     --------------------

  INCREASE (DECREASE) IN  NET ASSETS FROM OPERATIONS                     1,155,222                  36,261                5,086,696

  From capital transactions-Note A
     Net proceeds from units sold                                          261,676                  20,872                  757,330
     Cost of units redeemed                                               (403,468)                (30,801)              (1,227,620)
     Net asset value of units transferred, including
       exchanges with the Fixed Account                                   (137,632)                (74,547)                   25,331
                                                               --------------------     -------------------     --------------------

  INCREASE (DECREASE) IN  NET ASSETS FROM CAPITAL TRANSACTIONS            (279,424)                (84,476)                (444,959)
                                                               --------------------     -------------------     --------------------

  NET INCREASE (DECREASE) IN NET ASSETS                                    875,798                (48,215)                4,641,737

Net assets at beginning of year                                         11,447,083               1,754,312               25,086,730
                                                               --------------------     -------------------     --------------------

            NET ASSETS AT END OF YEAR                           $       12,322,881      $        1,706,097      $        29,728,467
                                                               ====================     ===================     ====================

ANALYSIS OF CHANGES IN UNITS OUTSTANDING
    Units sold                                                             114,162                  12,489                  269,284
    Units redeemed                                                       (177,267)                (17,914)                (442,991)
    Units transferred                                                     (60,874)                (43,362)                    4,893
                                                                --------------------     -------------------     -------------------


     INCREASE (DECREASE) IN UNITS OUTSTANDING                            (123,979)                (48,787)                (168,814)

    Units outstanding at beginning of year                              5,296,628               1,031,762                9,882,431
                                                               --------------------     -------------------     --------------------
     UNITS OUTSTANDING AT END OF YEAR                                   5,172,649                 982,975                9,713,617
                                                               ====================     ===================     ====================



                                                                                    Year Ended December 31, 1994
                                                                --------------------------------------------------------------------
                                                                                            Sub-Account
                                                                --------------------------------------------------------------------
                                                                                              Short-Term
                                                                          Bond                Portfolio                   Stock
                                                                --------------------    --------------------    --------------------
ADDITIONS (DEDUCTIONS)
 From operations
    Net investment income                                        $          644,387      $           41,670      $           359,394
    Net realized gain (loss)                                                 26,252                       -                  237,338
    Net unrealized gain (loss)                                          (1,206,736)                       -                (413,568)
                                                                --------------------    --------------------    --------------------

  INCREASE (DECREASE) IN  NET ASSETS FROM OPERATIONS                      (536,097)                  41,670                  183,164

    From capital transactions-Note A
      Net proceeds from units sold                                         406,807                  51,010                1,055,215
      Cost of units redeemed                                              (992,431)               (134,122)              (2,092,462)
      Net asset value of units transferred, including
         exchanges with the Fixed Account                                 (592,255)                 170,143                  233,261
                                                                --------------------    --------------------    --------------------

  INCREASE (DECREASE) IN  NET ASSETS FROM CAPITAL TRANSACTIONS          (1,177,879)                  87,031                (803,986)
                                                                --------------------    --------------------    --------------------

  NET INCREASE (DECREASE) IN NET ASSETS                                 (1,713,976)                 128,701                (620,822)

Net assets at beginning of year                                          13,161,059               1,625,611               25,707,552
                                                                --------------------    --------------------    --------------------

            NET ASSETS AT END OF YEAR                            $       11,447,083      $        1,754,312      $        25,086,730
                                                                ====================    ====================    ====================


ANALYSIS OF CHANGES IN UNITS OUTSTANDING
    Units sold                                                              185,686                  30,089                  420,378
    Units redeemed                                                        (454,958)                (80,108)                (831,402)
    Units transferred                                                     (270,163)                 101,699                   91,183
                                                                --------------------    --------------------    --------------------


    INCREASE (DECREASE) IN UNITS OUTSTANDING                              (539,435)                  51,680                (319,841)

    Units outstanding at beginning of year                               5,836,063                 980,082               10,202,272
                                                               --------------------    --------------------    ---------------------

    UNITS OUTSTANDING AT END OF YEAR                                     5,296,628               1,031,762                9,882,431
                                                               ====================    ====================    =====================


See notes to financial statements.

                                     - 7 -

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
June 30, 1995
Unaudited



NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The Account: The Separate Account I of Washington National Insurance Company (the "Separate Account") is a segregated investment account of Washington National Insurance Company ("WNIC"). WNIC is a wholly-owned subsidiary of Washington National Corporation. The Separate Account is registered as an open-end diversified management investment company pursuant to the provisions of the Investment Company Act of 1940. The Separate Account no longer issues new contracts. There are three Sub-Accounts within the Separate Account, each with its own investment objectives and policies as follows:

  Bond Sub-Account -- high level of current income while preserving capital by investing in fixed income securities.

  Short-Term   Portfolio   Sub-Account  --  moderate  level  of  current  income
  consistent with liquidity and preservation of capital by investing in one or more types of short-term instruments.

  Stock Sub-Account -- long-term capital growth and income by investing principally in equity-type securities.

In addition, a contract holder may elect to invest in a fixed annuity held by WNIC, called the Fixed Account.

WNIC is a contract holder of the Separate Account. At June 30, 1995, the fair value of WNIC's investments were $5,306,670, $1,063,305, and $8,625,633 in the Bond, Short-Term Portfolio, and Stock Sub-Accounts, respectively. During 1995, WNIC has made no deposits or withdrawals.

Valuation of Investments: Securities traded on a national securities exchange are valued at the closing price as of the valuation date. Investments traded in the over-the-counter market are valued at the average between the bid and ask prices. Commercial paper is valued at amortized cost and other short-term investments are valued at cost. Differences, if any, from fair value are not considered material in relation to net assets.

Investment Transactions and Income: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on a first-in, first-out basis.

Accumulation Unit Valuation: Accumulation unit values reflect the net asset value of each Sub-Account and are computed daily.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 1995
Unaudited



NOTE B -- DEDUCTIONS AND CHARGES


Deductions and charges are made from the Separate Account and paid to WNIC as follows:

* As a fee for administration and contract maintenance, WNIC deducts $30 annually from the accumulated value of each contract on the contract anniversary or on the date of surrender if it occurs between contract anniversaries. This fee does not apply to contracts for individual retirement accounts, or to contracts which at the end of any contract anniversary have received at least $1,000 of payments or in which the accumulated value is at least $20,000.

* As compensation for annuity rate guarantees, WNIC deducts an amount, computed on a daily basis, which is equal on an annual basis to .8% of the average net asset value of the Separate Account.

* As a fee for managing and administering the investment activities of the Separate Account, WNIC deducts an amount, computed on a daily basis, equal to an annual rate of .5% of the average net asset value of each Sub-Account.

* As compensation for providing financial accounting services to the Separate Account, WNIC deducts an amount, computed on a daily basis, equal to an annual rate of .35% of the average net asset value of the Separate Account.

* As reimbursement for incurring various other general and administrative expenses attributable to the Separate Account, WNIC deducts an amount, computed on a daily basis, equal to an annual rate of .2% of the average net asset value of the Separate Account. A component of these expenses is the fee paid to the Separate Account's Board of Directors. Only members of the Board of Directors who are not directors, officers, or employees of WNIC receive an annual retainer of $1,000, and a meeting fee of $350. As of June 30, 1995, the Separate Account's three external directors each received $1,450.

* A contingent deferred sales charge of 6% is made on any amounts withdrawn which are in excess of 10% of the contract's accumulated value on the date of the first withdrawal during the respective contract year, except that no such charge is made for withdrawals of purchase payments received more than 72 months prior to the date of withdrawal and no such charge is made if the withdrawal amount is applied to a settlement option after the contract has been in force for five years or if the contract contains life contingencies.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 1995
Unaudited



NOTE C -- INVESTMENTS

The aggregate cost of purchases and sales of investments other than United States Government obligations and short-term notes was:

                                      Proceeds
                       Cost of          From
                      Investments   Investments
      Sub-Account      Acquired         Sold
     ------------    ------------   -----------
     Bond             $499,370       $   -
     Stock             907,750        866,833


The total unrealized gain or loss on investments at June 30, 1995 consisted of unrealized appreciation of $436,433 and $11,632,390 and unrealized depreciation of $100,669 and $101,803 in the Bond and Stock Sub-Accounts, respectively.


NOTE D -- FEDERAL INCOME TAXES

The operations of the Separate Account form a part of, and are taxed with, the operations of WNIC, which under the Internal Revenue Code is taxed as a "life insurance company." The Separate Account is not taxed as a regulated investment company under Subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the realized gains of the Separate Account.

SEPARATE ACCOUNT I OF
WASHINGTON NATIONAL INSURANCE COMPANY

SUPPLEMENTARY INFORMATION--SELECTED PER ACCUMULATION UNIT DATA AND RATIOS

Selected data per accumulation unit
outstanding throughout the year



                                                                              Six Months Ended
                                                                               June 30, 1995
                                                                                (Unaudited)
                                                             ---------------------------------------------------
                                                                                Sub-Account
                                                             ---------------------------------------------------
                                                                                 Short-Term
                                                                   Bond           Portfolio             Stock
                                                             --------------    ----------------    -------------
Per accumulation unit data:
   Investment income                                          $       0.09      $         0.05      $      0.04
   Expenses                                                         (0.02)              (0.01)           (0.02)
                                                             --------------    ----------------    -------------
                NET INVESTMENT INCOME                                 0.07                0.04             0.02

   Net realized and unrealized
       gain (loss) on investments                                     0.15               -                 0.50
                                                             --------------    ----------------    -------------
   Net increase (decrease) in
       accumulation unit value                                        0.22                0.04             0.52
   Accumulation unit value at
       beginning of year                                              2.16                1.70             2.54
                                                             --------------    ----------------    -------------

                ACCUMULATION UNIT VALUE
                     AT END OF YEAR                           $       2.38      $         1.74      $      3.06
                                                             ==============    ================    =============


Ratios:
   Ratio of expenses to average
       net assets                                                    1.78%               1.84%            1.87%
   Ratio of net investment income
       to average net assets                                          5.75                4.18             1.11
   Portfolio turnover rate                                             -                   -               3.31

Number of accumulation units
   outstanding at end of year
   (000's omitted)                                                   5,173                 983            9,714



                                                                                     1994
                                                             ---------------------------------------------------
                                                                                Sub-Account
                                                             ---------------------------------------------------
                                                                                 Short-Term
                                                                   Bond           Portfolio             Stock
                                                             --------------    ----------------    -------------
Per accumulation unit data:
   Investment income                                          $       0.16      $         0.07      $      0.08
   Expenses                                                         (0.04)              (0.03)           (0.04)
                                                             --------------    ----------------    -------------
                NET INVESTMENT INCOME                                 0.12                0.04             0.04

   Net realized and unrealized
       gain (loss) on investments                                   (0.22)               -               (0.02)
                                                             --------------    ----------------    -------------
   Net increase (decrease) in
       accumulation unit value                                      (0.10)                0.04             0.02
   Accumulation unit value at
       beginning of year                                              2.26                1.66             2.52
                                                             --------------    ----------------    -------------

                ACCUMULATION UNIT VALUE
                     AT END OF YEAR                           $       2.16      $         1.70      $      2.54
                                                             ==============    ================    =============


Ratios:
   Ratio of expenses to average
       net assets                                                    1.87%               1.85%            1.83%
   Ratio of net investment income
       to average net assets                                          5.28                2.47             1.41
   Portfolio turnover rate                                            0.00                0.00            12.20

Number of accumulation units
   outstanding at end of year
   (000's omitted)                                                   5,297               1,032            9,882


                                                                                     1993
                                                             ---------------------------------------------------
                                                                                Sub-Account
                                                             ---------------------------------------------------
                                                                                 Short-Term
                                                                   Bond           Portfolio             Stock
                                                             --------------    ----------------    -------------
Per accumulation unit data:
   Investment income                                          $       0.16      $         0.05      $        0.07
   Expenses                                                         (0.04)              (0.03)             (0.04)
                                                             --------------    ----------------    ---------------
                NET INVESTMENT INCOME                                 0.12                0.02               0.03

   Net realized and unrealized
       gain (loss) on investments                                     0.03               -                   0.21
                                                             --------------    ----------------    ---------------
   Net increase (decrease) in
       accumulation unit value                                        0.15                0.02               0.24
   Accumulation unit value at
       beginning of year                                              2.11                1.64               2.28
                                                             --------------    ----------------    ---------------

                ACCUMULATION UNIT VALUE
                     AT END OF YEAR                           $       2.26      $         1.66      $        2.52
                                                             ==============    ================    ===============


Ratios:
   Ratio of expenses to average
       net assets                                                    1.85%               1.85%              1.81%
   Ratio of net investment income
       to average net assets                                          5.50                1.28               1.17
   Portfolio turnover rate                                           33.66                -                  3.50

Number of accumulation units
   outstanding at end of year
   (000's omitted)                                                   5,836                 980             10,202


                                                                                     1992
                                                             ------------------------------------------------------
                                                                                  Sub-Account
                                                             ------------------------------------------------------
                                                                                 Short-Term
                                                                   Bond           Portfolio              Stock
                                                             --------------    ----------------    ----------------
Per accumulation unit data:
   Investment income                                          $       0.17      $         0.06      $         0.07
   Expenses                                                         (0.04)              (0.03)              (0.04)
                                                             --------------    ----------------    ----------------
                NET INVESTMENT INCOME                                 0.13                0.03                0.03

   Net realized and unrealized
       gain (loss) on investments                                   (0.01)               -                    0.12
                                                             --------------    ----------------    ----------------
   Net increase (decrease) in
       accumulation unit value                                        0.12                0.03                0.15
   Accumulation unit value at
       beginning of year                                              1.99                1.61                2.13
                                                             --------------    ----------------    ----------------

                ACCUMULATION UNIT VALUE
                     AT END OF YEAR                           $       2.11      $         1.64      $         2.28
                                                             ==============    ================    ================


Ratios:
   Ratio of expenses to average
       net assets                                                    1.85%               1.85%               1.85%
   Ratio of net investment income
       to average net assets                                          6.22                1.82                1.33
   Portfolio turnover rate                                           10.83                -                   4.92

Number of accumulation units
   outstanding at end of year
   (000's omitted)                                                   6,457               1,065              10,457



                                                                                     1991
                                                             ------------------------------------------------------
                                                                                  Sub-Account
                                                             ------------------------------------------------------
                                                                                 Short-Term
                                                                   Bond           Portfolio              Stock
                                                             --------------    ----------------    ----------------
Per accumulation unit data:
   Investment income                                          $       0.16      $         0.09      $         0.07
   Expenses                                                         (0.03)              (0.03)              (0.04)
                                                             --------------    ----------------    ----------------
                NET INVESTMENT INCOME                                 0.13                0.06                0.03

   Net realized and unrealized
       gain (loss) on investments                                     0.14               -                    0.34
                                                             --------------    ----------------    ----------------
   Net increase (decrease) in
       accumulation unit value                                        0.27                0.06                0.37
   Accumulation unit value at
       beginning of year                                              1.72                1.55                1.76
                                                             --------------    ----------------    ----------------

                ACCUMULATION UNIT VALUE
                     AT END OF YEAR                           $       1.99      $         1.61      $         2.13
                                                             ==============    ================    ================


Ratios:
   Ratio of expenses to average
       net assets                                                    1.85%               1.86%               1.86%
   Ratio of net investment income
       to average net assets                                          7.02                3.80                1.85
   Portfolio turnover rate                                             -                  -                   5.97

Number of accumulation units
   outstanding at end of year
   (000's omitted)                                                   6,616               1,130              10,564

See notes to financial statements.

                                   APPENDIX C

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                Statement of Additional Information dated May 1,
                                      1995


     The Fund's statement of additional information dated May 1, 1995, immediately follows this page.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Two International Place

                        Boston, Massachusetts 02110-4103


     An open-end management investment company which currently offers shares of beneficial interest of
   six diversified Portfolios, three of which are offered herein, which seek, respectively, (i) stability and current income from a portfolio of money market instruments,
          (ii) high income from a high quality portfolio of bonds, and
                      (iii) long-term capital growth from a
              a portfolio consisting primarily of equity securities

                                 (A Mutual Fund)






--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1995



--------------------------------------------------------------------------------


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Variable Life Investment Fund dated May 1, 1995, as may be amended from time to time, a copy of which may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering certain variable annuity contracts and variable life insurance policies, or Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                                              TABLE OF CONTENTS
                                                                                                                  Page

INVESTMENT OBJECTIVES AND POLICIES....................................................................................1
         Money Market Portfolio.......................................................................................1
         Bond Portfolio...............................................................................................2
         Capital Growth Portfolio.....................................................................................3

POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS..................................................................4
         Repurchase Agreements........................................................................................4
         Zero Coupon Securities.......................................................................................5
         Mortgage-Backed Securities and Mortgage Pass-Through Securities..............................................6
         Collateralized Mortgage Obligations ("CMOs").................................................................7
         FHLMC Collateralized Mortgage Obligations....................................................................7
         Other Mortgage-Backed Securities.............................................................................8
         Other Asset-Backed Securities................................................................................8
         Municipal Obligations........................................................................................9
         Convertible Securities.......................................................................................9
         Depositary Receipts.........................................................................................10
         Foreign Securities..........................................................................................10
         Limitations on Holdings of Foreign Securities...............................................................11
         Indexed Securities..........................................................................................12
         When-Issued Securities......................................................................................12
         Loans of Portfolio Securities...............................................................................12
         Borrowing...................................................................................................13
         Options.....................................................................................................13
         Securities Index Options....................................................................................15
         Futures Contracts...........................................................................................15
         Futures on Debt Securities..................................................................................15
         Limitations on the Use of Futures Contracts and Options on Futures..........................................17
         Foreign Currency Transactions...............................................................................18
         High Yield, High Risk Securities............................................................................20
         Combined Transactions.......................................................................................20
         Risks of Specialized Investment Techniques Abroad...........................................................20

INVESTMENT RESTRICTIONS..............................................................................................21

PURCHASES AND REDEMPTIONS............................................................................................21

INVESTMENT ADVISER AND DISTRIBUTOR...................................................................................22
         Investment Adviser..........................................................................................22
         Personal Investments by Employees of the Adviser............................................................25
         Distributor.................................................................................................25

MANAGEMENT OF THE FUND...............................................................................................26
         Trustees and Officers.......................................................................................26
         Remuneration................................................................................................27

NET ASSET VALUE......................................................................................................28

TAX STATUS...........................................................................................................30

DIVIDENDS AND DISTRIBUTIONS..........................................................................................33
         Money Market Portfolio......................................................................................33
         Other Portfolios............................................................................................34

                                                      i

                                              TABLE OF CONTENTS
                                                                                                                  Page

PERFORMANCE INFORMATION..............................................................................................34
         Money Market Portfolio......................................................................................34
         Bond Portfolio..............................................................................................35
         All Portfolios..............................................................................................35
         Comparison of Portfolio Performance.........................................................................37

SHAREHOLDER COMMUNICATIONS...........................................................................................40

ORGANIZATION AND CAPITALIZATION......................................................................................40
         General.....................................................................................................40
         Shareholder and Trustee Liability...........................................................................42

ALLOCATION OF PORTFOLIO BROKERAGE....................................................................................42

PORTFOLIO TURNOVER...................................................................................................43

EXPERTS..............................................................................................................43

COUNSEL..............................................................................................................44

ADDITIONAL INFORMATION...............................................................................................44

FINANCIAL STATEMENTS.................................................................................................44

APPENDIX
         Description of Bond Ratings
         Description of Commercial Paper Ratings


                                                          ii

                       INVESTMENT OBJECTIVES AND POLICIES

                    (See "INVESTMENT CONCEPT OF THE FUND" and
             "INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS"
                           in the Fund's prospectus.)

         Scudder Variable Life Investment Fund (the "Fund") is an open-end, diversified registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of six diversified series, three of which, the Money Market Portfolio, Bond Portfolio and Capital Growth Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios") are offered herein. Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

         Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Money Market Portfolio

         The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Portfolio will use the amortized cost method of securities valuation.

         The Money Market Portfolio purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are dollar-denominated and at the time of purchase are rated, or judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest categories) by any two nationally-recognized rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by the Money Market Portfolio which are rated in the highest category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized rating service or judged to be equivalent by the Adviser. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. The Money Market Portfolio may also hold cash. Shares of the Portfolio are not insured by an agency of the U.S. Government. Securities and instruments in which the Portfolio may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

         The Money Market Portfolio may invest in certificates of deposit and bankers' acceptances of large domestic banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks. (See "Foreign Securities" in this Statement of Additional Information for further risks of foreign investment.)

         The Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

         The assets of the Money Market Portfolio consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio's investments varies according to the Adviser's appraisal of money market conditions.

         To ensure diversity of the Portfolio's investments, as a matter of non-fundamental policy the Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

         The net investment income of the Portfolio is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.

Bond Portfolio

         The Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances the Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives. It will attempt to moderate the effect of market price fluctuation relative to that of a long-term bond by investing in securities with varying maturities and making use of futures contracts on debt securities and related options for hedging purposes.

         The Bond Portfolio may purchase corporate notes and bonds including issues convertible into common stock and obligations of municipalities. It may purchase U.S. Government securities and obligations of federal agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of Federal Home Loan Banks, Farm Credit Banks and the Federal Home Loan Mortgage Corporation. The Portfolio may also purchase obligations of international agencies such as the International Bank for Reconstruction and Development and the Inter-American Development Bank. Other eligible investments include foreign securities, including non-U.S. dollar-denominated foreign debt securities and U.S. dollar-denominated foreign debt securities (such as those issued by the Dominion of Canada and its provinces), including without limitation, Eurodollar Bonds and Yankee Bonds, mortgage and other asset-backed securities and money market instruments such as commercial paper and bankers' acceptances and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements and may invest in zero coupon securities. The Portfolio invests in a broad range of short-, intermediate-, and long-term securities. Proportions among maturities and types of securities may vary depending upon the prospects for income relative to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, and other factors.

         The Bond Portfolio is of high quality. No purchase will be made if as a result thereof less than 50% of the Portfolio's net assets would be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any of the nationally-recognized rating services or (c) if not rated, are judged by the Adviser to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Adviser. The Fund may invest up to 20% of its assets in bonds rated below A but no lower than B by Moody's or S&P or in unrated securities judged by the Adviser to be of comparable quality. Debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of comparable quality, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of loss of principal and income, and may be less liquid than securities in the higher rating categories. Securities rated B involve a high degree of speculation with respect to the payment of principal and interest. Should the rating of any security held by the Portfolio be down-graded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security. During the year ended December 31, 1994, the average monthly dollar-weighted market value of the bonds held by the Portfolio was as follows: 72.0% in AAA/Aaa securities, 1.0% in AA/Aa securities, 19.0% in A securities, 4.0% in BBB/Baa securities, 2.0% in BB/Ba securities and 2.0% in unrated securities, respectively. (See "High Yield, High Risk Securities.") Future asset composition may vary.

         See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Except for limitations imposed by the Bond Portfolio's investment restrictions, there is no limit as to the proportions of the Portfolio which may be invested in any of the eligible investments; however, it is a policy of the Portfolio that its non-governmental investments will be spread among a variety of companies and will not be concentrated in any industry.

         The Bond Portfolio may invest in securities of the Government National Mortgage Agency, a Government corporation within the U.S. Department of Housing and Urban Development ("GNMAs"). GNMAs are mortgaged-backed securities representing part ownership of a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). Once approved by GNMA, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

         The Bond Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Portfolio's shares will fluctuate with changes in the market prices of the Portfolio's investments, which tend to vary inversely with changes in prevailing interest rates and, to a lesser extent, changes in foreign currency exchange rates. As interest rates fall, the prices of debt securities tend to rise and vice versa.

Capital Growth Portfolio

         The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

         Important considerations to the Adviser in its examination of potential investments include certain qualitative considerations such as a company's financial strength, management reputation, absolute size and overall industry position.

         Equity investments can have diverse financial characteristics, and the Trustees believe that the opportunity for capital growth may be found in many different sectors of the market at any particular time. In contrast to the specialized investment policies of some capital appreciation funds, the Portfolio is therefore free to invest in a wide range of marketable securities offering the potential for growth. This enables the Portfolio to pursue investment values in various sectors of the stock market, including:

         1. Companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising, and health service industries.

         2. Companies that own or develop natural resources, such as energy exploration or precious metals companies.

         3.       Companies that may benefit from changing  consumer demands and
                  lifestyles,   such  as  financial  service  organizations  and
                  telecommunications companies.

         4.       Foreign companies.

         While emphasizing investments in companies with above-average growth prospects, the Portfolio may also purchase and hold equity securities of companies that may have only average growth prospects, but seem undervalued due to factors thought to be of a temporary nature which may cause their securities to be out of favor and to trade at a price below their potential value.

         The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities when management anticipates that the total return on debt securities is likely to equal or exceed the total return on common stocks over a selected period of time. The Portfolio may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P, or, if unrated, of equivalent quality as determined by the Adviser. Bonds that are rated Baa by Moody's or BBB by S&P have some speculative characteristics. The Portfolio's intermediate to longer term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. As interest rates fall the prices of debt securities tend to rise and vice versa. Should the rating of a security held by the Portfolio be downgraded after the time of purchase, the Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of the security. (See "High Yield, High Risk Securities".)

         The Capital Growth Portfolio cannot guarantee a gain or eliminate the risk of loss. The net asset value of the shares of the Portfolio will increase or decrease with changes in the market price of the Portfolio's investments and, to a lesser extent, changes in foreign currency exchange rates.

              POLICIES AND TECHNIQUES APPLICABLE TO THE PORTFOLIOS

                 (See "POLICIES AND TECHNIQUES APPLICABLE TO THE
                     PORTFOLIOS" in the Fund's prospectus.)

         Except  as  otherwise  noted  below,   the  following   description  of
additional investment policies and techniques is applicable to all of the Portfolios.

Repurchase Agreements

         On behalf of a Portfolio, the Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank and any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest categories assigned by Moody's or S&P. A repurchase agreement with a member bank of the Federal Reserve System, which provides a means for the Portfolio to earn income on funds for periods as short as overnight, is an arrangement through which the Portfolio acquires a U.S. Government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Portfolio's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Zero Coupon Securities

         The Bond Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because zero coupon convertible securities are usually issued with shorter maturities (15 years or less) and with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolios, most likely will be deemed the beneficial holders of the underlying U.S.
government securities.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

         The Bond Portfolio may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolio to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolio, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolio because the value of the mortgage-backed securities held by the Portfolio may not appreciate as rapidly as the price of non-callable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

         A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations

         FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities

         The Adviser expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. The Bond Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 10% of the value of the Portfolio's total assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

         The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Bond Portfolio's investment objectives and policies, the Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage to or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Bond Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

         The Bond Portfolio may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Bond Portfolio to dispose of any then existing holdings of such securities.

Municipal Obligations

         The Bond Portfolio may invest in municipal obligations, which are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." The return on municipal obligations is ordinarily lower than that of taxable obligations. The Bond Portfolio may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. The Bond Portfolio has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.

Convertible Securities

         The Bond Portfolio and the Capital Growth Portfolio may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which the Bond Portfolio and the Capital Growth Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Depositary Receipts

         The Capital Growth Portfolio may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Capital Growth Portfolio's investment policies, the Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Securities

         The Bond Portfolio and the Capital Growth Portfolio (collectively, the "Non-Money Market Portfolios") may each invest, without limit, except as applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Adviser. The Bond Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. The Capital Growth Portfolio may invest up to 25% of its assets in non-U.S. dollar-denominated equity securities of foreign issuers.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Non-Money Market Portfolios' performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolios are uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Portfolios may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Portfolios' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, devaluations in the currencies in which a Portfolio's securities are denominated or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance generally is greater in these countries than in developed countries. The management of the Non-Money Market Portfolios seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Portfolios will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

         To the extent that the Non-Money Market Portfolios invest in foreign securities, the Portfolios' share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Portfolios' investment performance.

Limitations on Holdings of Foreign Securities

         Each Portfolio that invests in foreign securities shall invest in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

         Each Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of each Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of a Portfolio's assets may be invested in securities of issuers located in the United States.

Indexed Securities

         The Bond Portfolio may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

When-Issued Securities

         A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment on behalf of a Portfolio to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price payable at settlement date. The Fund does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or forward delivery basis. Each Portfolio will establish a segregated account in which it will maintain cash, U.S. Government securities and other high-grade debt obligations at least equal in value to commitments for when-issued or forward delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Loans of Portfolio Securities

         The Fund may lend the portfolio securities of any Portfolio (other than the Money Market Portfolio) provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower.

Borrowing

         The Board of Trustees has adopted a policy whereby each Portfolio of the Fund may borrow up to 10% of its total assets; provided, however, that each Portfolio may borrow up to 25% of its total assets for extraordinary or emergency purposes, including the facilitation of redemptions. A Portfolio may only borrow money from banks as a temporary measure for extraordinary or emergency purposes (each Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities for a Portfolio will be made while borrowings of that Portfolio exceed 5% of the Portfolio's assets. Borrowings by the Fund increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of such funds.

Options

         The Fund may, on behalf of any Portfolio (excluding the Money Market Portfolio), write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period.

         The Fund will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which the Fund writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         The Capital Growth Portfolio may write covered call and put options to a limited extent on its portfolio securities in an attempt to earn additional income on its portfolio, consistent with its investment objectives. The Portfolio may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolio. The Portfolio has no current intention of writing options on more than 5% of its net assets.

         When the Fund, on behalf of the Capital Growth Portfolio, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian U.S. Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of the Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

         The Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

         The Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Capital Growth Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Adviser will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees.

Securities Index Options

         The Capital Growth Portfolio may purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

         A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of the Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by the Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although the Portfolio will generally only purchase or write such an option if the Adviser believes the option can be closed out.

Futures Contracts

         The Fund may, on behalf of the Bond Portfolio, purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's debt securities. In addition, the Fund may, on behalf of the Non-Money Market Portfolios, purchase and sell securities index futures to hedge the equity securities of a Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. Each of these two Portfolios may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on appropriate foreign exchanges, to the extent permitted by law.

Futures on Debt Securities

         A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

         Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity securities of the Capital Growth Portfolio with regard to market (systematic) risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Fund may seek to protect the value of the equity of the Portfolio's securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of the Portfolio to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Options on Futures. For bona fide hedging purposes, the Fund may also purchase and write, on behalf of each of the Bond Portfolio and the Capital Growth Portfolio, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Limitations on the Use of Futures Contracts and Options on Futures

         All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the Securities and Exchange Commission (the "SEC").

         To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

         As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio's futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

         Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

         Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under "Investment Restrictions" in the Fund's prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 2% of its net assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.

Foreign Currency Transactions

         The Non-Money Market Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

         Because investments in foreign companies usually will involve currencies of foreign countries, and because the Non-Money Market Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Non-Money Market Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Non-Money Market Portfolios at one rate, while offering a lesser rate of exchange should the Non-Money Market Portfolios desire to resell that currency to the dealer.
The Non-Money Market Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Upon the maturity of a forward contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         A Portfolio may enter into forward contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio's foreign assets.

         The  Non-Money  Market  Portfolios  do not  intend  to enter  into such forward contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Non-Money Market Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

         Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, State Street Bank and Trust Company (the "Custodian"), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts (or the Portfolio's forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Non-Money Market Portfolios generally will not enter into a forward contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

         While the Non-Money Market Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio's holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

High Yield, High Risk Securities

         The Bond Portfolio and the Capital Growth Portfolio may each invest in below investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities. Such securities carry a high degree of risk and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         As economic downturn may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by a Portfolio. Prices and yields of high yield securities will fluctuate over time and may affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to value high yield securities accurately in a Portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Portfolios' investment objectives may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of that Portfolio to retain or dispose of the security.

         Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions gradually to reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Combined Transactions

         Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single hedging strategy, may not offset fully the risks of each component transaction and, therefore, may contain elements of risk that are present in each of its component transactions. (See above for the risk characteristics of certain transactions.)

Risks of Specialized Investment Techniques Abroad

         The above described specialized investment techniques when conducted abroad may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during on-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

                             INVESTMENT RESTRICTIONS

            (See "INVESTMENT RESTRICTIONS" in the Fund's prospectus.)

         Unless specified to the contrary, the following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio). Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

         In addition to the investment restrictions set forth in the Fund's prospectus, the Fund may not, on behalf of any Portfolio:

         (1) purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts, except (a) debt securities futures contracts and securities index futures contracts and options thereon, and (b) in the case of the International Portfolio, foreign currency futures contracts;

         (2) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts managed by Scudder, Stevens & Clark or its affiliates in the purchase or sale of portfolio securities;

         (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 of 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

         (4) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

         (5) issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to the Investment Restrictions set forth in the Fund's prospectus and except for shares of various additional series which may be established by the Trustees; or

         (6) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

         "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE").

                            PURCHASES AND REDEMPTIONS

           (See "PURCHASES AND REDEMPTIONS" in the Fund's prospectus.)

         The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies but only on days on which the New York Stock Exchange (the "Exchange") is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on that same day except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See "NET ASSET VALUE"). Payment for redemptions will be made by State Street Bank and Trust Company on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

         The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the security holders of the Fund or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

         Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

                       INVESTMENT ADVISER AND DISTRIBUTOR

            (See "INVESTMENT ADVISER" and "DISTRIBUTOR" in the Fund's
                                  prospectus.)

Investment Adviser

         The Fund has an investment advisory agreement for the Money Market Portfolio, Bond Portfolio and Capital Growth Portfolio (the "Agreement"). This Agreement is with the investment counsel firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, doing business under the name Scudder, Stevens & Clark. This organization is one of the most experienced investment counsel firms in the United States. It currently manages in excess of $90 billion in assets for its clients, including: more than $50 billion in U.S. and foreign bonds, and over $9 billion in balanced portfolios for over 3,000 institutional and private accounts. In addition, the assets of Scudder's international investment company clients exceed $6 billion. Scudder, Stevens & Clark, Inc. was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. The Adviser has been a leader in international investment management and trading for over 40 years.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Development Fund, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets aggregating over $11 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         Certain investments may be appropriate for the Fund and for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Fund.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. Scudder's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Fund are based primarily on the analyses of its own research department.

         Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

         The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Fund and makes available, without expense to the Fund, the services of such affiliated persons as may duly be elected Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and pays the Fund's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For its advisory services the Adviser receives compensation monthly at the following annual rates for each Portfolio:

                                 % of the average
                                 daily net asset
                                 values of each                              Dollar Amount
           Portfolio             Portfolio                    1992               1993                1994

 Money Market Portfolio              .370%                 $134,330           $130,455            $269,963
 Bond Portfolio                      .475%                  438,085            550,565             650,361
 Capital Growth Portfolio            .475%                  617,103            955,017           1,199,585

         Under the Agreement, the Fund is responsible for all its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Adviser; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of its shares. (See "Distributor" for expenses paid by Scudder Investor Services, Inc.) The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         In addition to payments for investment advisory services provided by the Adviser, the Trustees, consistent with the Fund's investment advisory agreements and underwriting agreement, have approved payments to the Adviser and Scudder Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay Scudder Fund Accounting Corporation, a wholly-owned subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

         For the year ended December 31, 1992, such compensation amounted to $38,079 for the Money Market Portfolio, $39,565 for the Bond Portfolio and $40,654 for the Capital Growth Portfolio.

         For the year ended December 31, 1993, such compensation amounted to $48,886 for the Money Market Portfolio, $54,341 for the Bond Portfolio and $59,589 for the Capital Growth Portfolio.

         For the year ended December 31, 1994, such compensation amounted to $40,297 for the Money Market Portfolio, $40,238 for the Bond Portfolio and $38,204 for the Capital Growth Portfolio.

         The Agreement dated November 14, 1986 (for the Money Market Portfolio, Bond Portfolio and Capital Growth Portfolio) will remain in effect until September 30, 1995. The Agreement will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or "interested persons" of the Adviser or the Fund cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding securities of such Portfolio. The Agreement for the Money Market Portfolio, Bond Portfolio and Capital Growth
Portfolio was last approved by such Trustees (including a majority of the Trustees who are not such "interested persons") on August 12, 1994. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

         The Agreement also provides that the Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as such Agreement remains in effect.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning the Agreement, Trustees who are not "interested persons" of the Fund are represented by independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Each Participating Insurance Company has agreed with the Adviser to reimburse the Adviser for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

         For a period of five years from the date of execution of a Participation Agreement with the Fund, the Participating Insurance Companies have agreed to contribute to the capital of the Fund to the extent that the annual operating expenses of any Portfolio of the Fund exceed 0.75 of 1% of that Portfolio's average daily net assets for any year of the Fund. The obligation of each Participating Insurance Company in relation to the total capital contribution due to a Portfolio is the proportion that the average value of the shares of such Portfolio held during the year by a separate account or separate accounts of such Company (or $1,000,000, if greater) bears to such average daily net assets. The Adviser may advance some or all of such capital contribution to the Fund prior to receiving payment therefor from a Participating Insurance Company, but it is under no obligation to do so; if the Adviser does advance such capital contribution to the Fund and does not receive payment therefor, it will be entitled to be repaid such amounts by the Fund. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements. These arrangements may be modified or terminated in the future. To date, Charter National Life Insurance Company, Mutual of America Life Insurance Company and Banner Life Insurance Company have been Participating Insurance Companies for the past eight, six and five years, respectively, and have made arrangements with the Adviser to continue their participation.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the Trustees or officers of the Fund may have dealings with the Fund as principals in the purchase or sale of securities.

Personal Investments by Employees of the Adviser

         Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Portfolios. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Distributor

         The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, Two International Place, Boston, Massachusetts 02110-4103. The Fund's underwriting agreement dated July 12, 1985, will remain in effect until September 30, 1995, and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund.

         Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Fund as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-l Plan is in effect which provides that the Fund shall bear some or all of such expenses. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

         As agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which the Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

Note: Although the Fund does not currently have a 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

                             MANAGEMENT OF THE FUND

Trustees and Officers

                                                                                               Position with
                                                                                               Underwriter, Scudder
                                                                                               Investor Services,
Name and Address                    Position with Fund       Principal Occupation**            Inc.
----------------                    ------------------       ----------------------            -----------------------

David B. Watts*@+                   President and Trustee    Managing Director of Scudder,     Assistant Treasurer
                                                             Stevens & Clark, Inc.

Dr. Kenneth Black, Jr.              Trustee                  Regents' Professor Emeritus of      ----
Educational Foundation, Inc.                                 Insurance, Georgia State
35 Broad Street                                              University
11th Floor, Room 1144
Atlanta, GA  30303

Peter B. Freeman@                   Trustee                  Corporate Director and Trustee       ----
100 Alumni Avenue
Providence, RI  02906

Dr. J. D. Hammond                   Trustee                  Dean, Smeal College of Business     ----
801 Business                                                 Administration, Pennsylvania
Administration Bldg.                                         State University
Pennsylvania State University
University Park, PA  16802

Daniel Pierce*@+                    Vice President and       Chairman of the Board and         Vice President,
                                    Trustee                  Managing Director of Scudder,     Director and Assistant
                                                             Stevens & Clark, Inc.             Treasurer

Pamela A. McGrath+                  Vice President and       Principal of Scudder, Stevens &      ----
                                    Treasurer                Clark, Inc.


                                       26

                                                                                               Position with
                                                                                               Underwriter, Scudder
                                                                                               Investor Services,
Name and Address                    Position with Fund       Principal Occupation**            Inc.
----------------                    ------------------       ----------------------            -----------------------

Thomas S. Crain++                   Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Jerard K. Hartman#                  Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Richard A. Holt***                  Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Thomas W. Joseph+                   Vice President           Principal of Scudder, Stevens &   Vice President,
                                                             Clark, Inc.                       Director, Treasurer
                                                                                               and Assistant Clerk

David S. Lee+                       Vice President           Managing Director of Scudder,     President, Assistant
                                                             Stevens & Clark, Inc.             Treasurer and Director

Steven M. Meltzer+                  Vice President           Principal of Scudder, Stevens &      ----
                                                             Clark, Inc.

Edward J. O'Connell#                Vice President and       Principal of Scudder, Stevens &   Assistant Treasurer
                                    Assistant Treasurer      Clark, Inc.

Randall K. Zeller#                  Vice President           Managing Director of Scudder,        ----
                                                             Stevens & Clark, Inc.

Thomas F. McDonough+                Secretary                Principal of Scudder, Stevens &   Clerk
                                                             Clark, Inc.

Kathryn L. Quirk#                   Vice President and       Managing Director of Scudder,     Vice President
                                    Assistant Secretary      Stevens & Clark, Inc.

Coleen Downs Dinneen+               Assistant Secretary      Vice President of Scudder,        Assistant Clerk
                                                             Stevens & Clark, Inc.

         *        Messrs. Watts and Pierce are considered by the Fund and its counsel to be Trustees who are "interested persons" of the Adviser or of the Fund (within the meaning of the 1940 Act, as amended).

         **       Unless  otherwise  stated,  all the officers and Trustees have been associated  with their  respective companies for more than five years, but not necessarily in the same capacity.

         @        Peter B. Freeman,  Daniel Pierce and David B. Watts are members of the Executive Committee,  which has the power to declare dividends from ordinary income and distributions of realized capital gains to the same extent as the Board is so empowered.

         +        Address:  Two International Place, Boston, Massachusetts  02110-4103

         #        Address: 345 Park Avenue, New York, New York 10154

         ++       Address: 600 Vine Street - Suite 2000, Cincinnati, Ohio 45202

         ***      Address:  111 E. Wacker Drive - Suite 2200, Chicago, Illinois  60601

         Certain of the Trustees and officers of the Fund also serve in similar capacities with other Scudder Funds.

Remuneration

         Several of the officers and Trustees of the Fund may also be officers of the Adviser, the Distributor, Scudder Service Corporation, Scudder Trust Company or Scudder Fund Accounting Corporation which receive fees paid by the Fund. The Fund pays no direct remuneration to any officer of the Fund. However, each of the Trustees who is not affiliated with the Adviser will be paid by the Fund. Of these unaffiliated Trustees, Drs. Black and Hammond each receive an annual Trustee's fee of $2,000 per Portfolio and a fee of $200 per Portfolio for each Trustees' meeting attended or for each meeting held for the purpose of considering arrangements between the Fund and the Adviser, while Mr. Freeman receives fees of $1,250 per Portfolio and $125 per Portfolio, respectively. Drs. Black and Hammond also receive $100 per Portfolio per committee meeting attended (other than audit committee, for which each receives a fee of $200 per Portfolio), while Mr. Freeman receives fees of $75 per Portfolio and $125 per Portfolio, respectively. A total of $58,473 was paid for Trustees' fees and expenses, including legal counsel to the Trustees, in the year ended December 31, 1994.

         The following Compensation Table, provides in tabular form, the following data.

Column (1) All Trustees who receive compensation from the Fund.
Column (2) Aggregate compensation received by a Trustee from all series of the Fund -Scudder Variable Life Investment Fund, which is comprised of Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio and International Portfolio.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. Scudder Variable Life Investment Fund does not pay its Trustees such benefits.
Column (5) Total compensation received by a Trustee from Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio and International Portfolio, plus compensation received from all funds managed by the Adviser for which a Trustee serves. The total number of funds from which a Trustee receives such compensation is also provided in column (5).

                                     Compensation Table
                            for the year ended December 31, 1994
=========================== ============================= =================== ================= ====================
           (1)                          (2)                      (3)                (4)                 (5)
                                                              Pension or
                                                              Retirement                          Total Compensation
                             Aggregate Compensation from    Benefits Accrued      Estimated        From the Fund and
     Name of Person,          the Scudder Variable Life     As Part of Fund    Annual Benefits     Fund Complex Paid
         Position                  Investment Fund*             Expenses       Upon Retirement         to Trustee
=========================== ============================= =================== ================= ====================

Dr. Kenneth Black, Jr.,              $ 14,400                   N/A                N/A              $ 14,400
Trustee                                                                                             (6 funds)

Peter B. Freeman, Trustee             $ 9,600                   N/A                N/A            $ 141,843.83
                                                                                                   (31 funds)

Dr. J.D. Hammond,                    $ 14,400                   N/A                N/A              $ 14,400
Trustee                                                                                             (6 funds)


*        Scudder Variable Life Investment Fund consists of six Portfolios:  Money Market
         Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio,
         Capital Growth Portfolio and International Portfolio.

                                 NET ASSET VALUE

         (See "NET ASSET VALUE" and "VALUATION OF PORTFOLIO SECURITIES"
                            in the Fund's prospectus)

         The net asset value of shares of each Portfolio of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

          The valuation of the Money Market Portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Money Market Portfolio on that day, than would result/from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

         If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates on the valuation date.

                                   TAX STATUS

          (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's
                                  prospectus.)

         Each Portfolio of the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve governmental supervision or management of investment practices or policy.

         Each Portfolio intends to comply with the provisions of Section 817(h) of the Code relating to diversification requirements for variable annuity, endowment and life insurance contracts. Specifically, each Portfolio intends to comply with either (i) the requirement of Section 817(h)(1) of the Code that its assets be adequately diversified, or (ii) the "Safe Harbor for Diversification" specified in Section 817(h)(2) of the Code, or (iii) the diversification requirement of Section 817(h)(1) of the Code by having all or part of its assets invested in U.S. Treasury securities which qualify for the "Special Rule for Investments in United States Obligations" specified in Section 817(h)(3) of the Code.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Investment company taxable income of a Portfolio generally is made up of dividends, interest, certain currency gains and losses and net-short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains of a Portfolio for a fiscal year are computed by taking into account any capital loss carryforward of the Portfolio.

         At December 31, 1994, the Bond Portfolio had a net tax basis capital loss carryforward of approximately $4,153,327 which may be applied against any net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, whichever occurs first.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, such Portfolio intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim its share of federal income taxes paid by the Portfolio on such gains as a credit against its own federal income tax liability, and will be entitled to increase the adjusted tax basis of its shares of the Portfolio by the difference between its pro rata share of such gains and its tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the relevant Portfolio have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether reinvested in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether reinvested in additional shares or in cash, must be reported by each shareholder on its federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         Distributions by a Portfolio (except the Money Market Portfolio) result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         If the Capital Growth Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Portfolio's holding period for the stock. The distribution or gain so allocated to the taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in a Portfolio's investment company taxable income and, accordingly, would not be taxable to a Portfolio to the extent distributed by a Portfolio as a dividend to its shareholders.

         Proposed regulations have been issued which may allow the Capital Growth Portfolio to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Capital Growth Portfolio would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Capital Growth Portfolio's adjusted basis in these shares. No mark to market losses would be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Portfolio may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including options on stock and options on narrow-based stock indexes) and over-the-counter options on debt securities written or purchased by a Portfolio will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Portfolio upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend in the case of a lapse or sale of the option on the Portfolio's holding period for the option and in the case of an exercise of a put option on the Portfolio's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security of the Portfolio. If the Portfolio writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option written by a Portfolio is exercised, the character of the gain or loss depends on the holding period of the underlying security. The exercise of a put option written by a Portfolio is not a taxable transaction for the Portfolio.

         Many futures contracts, certain foreign currency forward contracts entered into by a Portfolio and all listed nonequity options written or purchased by the Portfolio (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term and on the last trading day of the fiscal year, all outstanding
Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Portfolio will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security owned by the Portfolio.

         Subchapter M of the Code requires that each Portfolio realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. Certain options, futures and forward activities of a Portfolio may increase the amount of gains realized by a Portfolio that are subject to the 30% limitation. Accordingly, the amount of such transactions that a Portfolio may undertake may be limited.

         Positions of a Portfolio which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Portfolio's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Portfolio.

         Positions of a Portfolio which consist of at least one position not governed by Section 1256 and at least one futures contract, foreign currency forward contract or nonequity option governed by Section 1256 which substantially diminishes the Portfolio's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Portfolio will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as
"Section  988"  gains or  losses,  may  increase  or  decrease  the  amount of a
Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Portfolio holds zero coupon securities or other securities which are issued at a discount, a portion of the difference between the issue price of zero coupon securities and the face value ("original issue discount") will be treated as income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio level. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. If a Portfolio acquires a debt instrument at a market discount, a portion of the gain recognized, if any, on disposition of such instrument may be treated as ordinary income.

         Dividend and interest income received by the Portfolios from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Each Portfolio will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares, except in the case of certain exempt shareholders, which include most corporations. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Portfolio is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. Participating Insurance Companies that are corporations should furnish their taxpayer identification numbers and certify their status as corporations in order to avoid possible erroneous application of backup withholding.

         Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution.

         The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons. Each shareholder which is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by it, where such amounts are treated as income from U.S. sources under the Code.

         For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, shareholders should consult the prospectus used in connection with the issuance of their particular contracts or policies. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                           DIVIDENDS AND DISTRIBUTIONS

          (See "TAX STATUS, DIVIDENDS AND DISTRIBUTIONS" in the Fund's
                                  prospectus.)

Money Market Portfolio

         The net investment income of the Money Market Portfolio is determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

         Net investment income of the Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accreted market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

         Normally the Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

         Should the Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should the Money Market Portfolio incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Other Portfolios

         Each of the Bond Portfolio and the Capital Growth Portfolio has followed the practice of declaring and distributing a dividend of investment company taxable income, if any, quarterly, in January, April, July and October. Each Portfolio has distributed its net capital gain within three months of the end of each fiscal year. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

                             PERFORMANCE INFORMATION

            (See "Performance Information" in the Fund's prospectus)

         From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Money Market Portfolio

         A. Yield is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Money Market Portfolio for the seven-day period ended December 31, 1994, was 5.20%.

         B. Effective yield is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

                   Effective Yield = [(Base Period Return + 1)^(365/7)] - 1.

                  The effective yield of the Portfolio for the seven-day period ended December 31, 1994, was 5.23%.

         As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

         In connection with communicating its yield or effective yield to current or prospective shareholders, the Money Market Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time, in marketing pieces and other fund literature, the Fund's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indexes of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

Bond Portfolio

         Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                     YIELD = 2[((a-b)/cd + 1)^6 - 1] Where:

       a         =      dividends and interest earned during the period.
       b         =      expenses accrued for the period (net of reimbursements).
       c         =      the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.
       d         =      the maximum offering price per share on the last day
                        of the period.

               Yield for the 30-day period ended December 31, 1994

                              Bond Portfolio 7.51%

All Portfolios

         A. Average Annual Total Return is the average annual compound rate of return for the periods of one year and five years (or such shorter periods as may be applicable dating from the commencement of the Portfolio's operations) all ended on the date of a recent calendar quarter.

                  Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)^(1/n) - 1

                  Where:

             P         =       a hypothetical initial investment of $1,000
             T         =       average annual total return
             n         =       number of years
             ERV       =       ending  redeemable value: ERV is
                               the  value,  at  the  end  of  the
                               applicable     period,     of    a
                               hypothetical   $1,000   investment
                               made  at  the   beginning  of  the
                               applicable period.

         Average Annual Total Return for periods ended December 31, 1994

                               One Year       Five Years       Life of Fund

Money Market Portfolio         3.72%          4.63%            5.72%(1)
Bond Portfolio                 -4.79          7.79             8.12 (1)
Capital Growth Portfolio       -9.67          8.46             12.22 (1)

         (1) For the period beginning July 16, 1985 (commencement of operations)

         B. Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
                  Where:

             C         =       Cumulative Total Return
             P         =       a hypothetical initial investment of $1,000
             ERV       =       ending  redeemable value: ERV is
                               the  value,  at  the  end  of  the
                               applicable     period,     of    a
                               hypothetical   $1,000   investment
                               made  at  the   beginning  of  the
                               applicable period.

           Cumulative Total Return for periods ended December 31, 1994

                              One Year        Five Years      Life of Fund

Money Market Portfolio        3.72%           25.39%          69.31% (1)
Bond Portfolio                -4.79           45.52           109.40 (1)
Capital Growth Portfolio      -9.67           50.08           197.83 (1)

         (1) For the period beginning July 16, 1985 (commencement of operations)

         As described above, average annual total return, cumulative total return and yield are based on historical earnings and are not intended to indicate future performance. Average annual total return, cumulative total return and yield for a Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.

         In connection with communicating its total return or yield to current or prospective shareholders, the Fund also may compare these figures for a Portfolio to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Quoted yields on shares of the Fund's Portfolios will be of limited usefulness to policy and contract holders for comparable purposes because such quoted yields will be more than yields on participating contracts and policies due to charges imposed at the separate account level.

Comparison of Portfolio Performance

         From time to time, in marketing and other fund literature, the performance of the Fund's Portfolios may be compared to the performance of broad groups of mutual funds which are used in conjunction with variable annuities and have with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service (V.A.R.D.S.R) may be cited. When independent tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by investment objective and portfolio holdings. For instance, growth Portfolios will be compared to funds within Lipper's growth fund category; income Portfolios will be compared to funds within Lipper's income fund category; and so on. Rankings may be listed among one or more of the asset-size classes as determined by Lipper.

         Lipper, Morningstar and V.A.R.D.S.R track and rank the performance of variable annuities in each of the major investment categories. Performance comparisons and rankings by Lipper, Morningstar and V.A.R.D.S.R are based on total return and assume reinvestment of income and capital gains, but do not take into account sales charges, redemption fees or certain other expenses charged at the separate account level.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Portfolios with performance quoted with respect to other investment companies or types of investments.

         From time to time, in marketing and other Fund literature, each Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of performance made by independent sources may also be used in advertisements concerning each Portfolio, including reprints of, or selections from, editorials or articles about these Portfolios.

         The Bond Portfolio and the Capital Growth Portfolio may invest in foreign securities. The following graph illustrates the historical risks and returns of selected indices which track the performance of various combinations of United States and international securities for the ten year period ended December 31, 1994; results for other periods may vary. The graph uses ten year annualized international returns represented by the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and ten year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall portfolio performance within each index. Performance of an index is historical, and does not represent the performance of a Fund, and is not a guarantee of future results.

(X-Y SCATTER CHART TITLE)
        ---------------------------------------------------------------
                               EFFICIENT FRONTIER
                    MSCI EAFE vs. S&P 500 (12/31/84-12/31/94)
        ---------------------------------------------------------------
                                [GRAPHIC OMITTED]

X-Y scatter chart placed here plotting total return versus standard deviation for pairings of percentages of S&P 500 and MSCI EAFE. Data plotted from (100% S&P , 0% MSCI EAFE) to (0% S&P, 100% MSCI EAFE) in 10% increments.

Source:  Lipper Analytical Services, Inc. (Data as of 12/31/94)

         Evaluation of Fund performance and other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund. Sources for Fund performance information and articles about the Fund may include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Morningstar, Inc., a company that, among other activities, analyzes, rates and ranks mutual funds and variable annuities.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

Mutual Funds, a monthly magazine devoted to mutual fund investing.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

Your Money, a bimonthly magazine featuring articles about personal investing and money management.

                           SHAREHOLDER COMMUNICATIONS

         Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof as determined by the Trustees and will provide other information about the Fund and its operations.

         Participating Insurance Companies with inquiries regarding the Fund may call the Fund's underwriter, Scudder Investor Services, Inc., at 617-295-1000 or write Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

                         ORGANIZATION AND CAPITALIZATION

                   (See "ADDITIONAL INFORMATION - Shareholder
                   Indemnification" in the Fund's prospectus.)

General

         The Fund is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Declaration of Trust dated March 15, 1985.

         As of December 31, 1994, AEtna Life Insurance and Annuity Company (151 Farmington Avenue PPH3, Hartford, CT 06156), owned of record and beneficially 9.58% of the Fund's total outstanding shares; and American Skandia Life

Assurance Corporation (1 Corporation Drive, Shelton, CT 06484), owned of record and beneficially 37.69% of the Bond Portfolio, 0.05% of the Capital Growth Portfolio, 0.14% of the Balanced Portfolio and 0.28% of the International
Portfolio; they owned of record and beneficially 4.53% of the Fund's total outstanding shares; and AUSA Life Insurance Company (4 Manhattanville Road, Purchase, NY 10577) owned of record and beneficially 0.33% of the International Portfolio; they owned of record and beneficially 0.08% of the Fund's total outstanding shares; and Banner Life Insurance Company of Rockville, MD (1701 Research Blvd., Rockville, MD 20850) owned of record and beneficially 0.16% of the Money Market Portfolio, 0.35% of the Bond Portfolio, 6.84% of the Balanced Portfolio, 0.44% of the International Portfolio, 0.01% of the Growth and Income Portfolio and 1.09% of the Capital Growth Portfolio; they owned of record and beneficially 0.53% of the Fund's total outstanding shares; and Charter National Life Insurance Company (8301 Maryland Avenue, St. Louis, MO 63105, a Missouri corporation) and its subsidiary, Intramerica Life Insurance Company (1 Blue Hills Plaza, Pearl River, NY 10965), owned of record and beneficially 71.43% of the Money Market Portfolio, 12.96% of the Bond Portfolio, 86.16% of the Balanced Portfolio, 29.73% of the Capital Growth Portfolio, 99.97% of the Growth and Income Portfolio and 21.59% of the International Portfolio; they owned of record and beneficially 48.88% of the Fund's total outstanding shares. In 1991, Charter National Life Insurance Company purchased the Colonial Penn Group, Inc., which indirectly owns Intramerica, a New York domestic life insurer. On November 1, 1992, First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter National Life Insurance Company, was merged with and into Intramerica. As the company surviving the merger, Intramerica acquired legal ownership of all of First Charter's assets, including the Variable Account, and became responsible for all of First Charter's liabilities and obligations. As a result of the merger, all Contracts issued by First Charter before the merger became Contracts issued by Intramerica after the merger. Fortis Benefits Insurance Company (Norwest Bank, Sixth and Marquette-MS0063, Minneapolis, MN 55479) owned of record and beneficially 0.21% of the International Portfolio; they owned of record and beneficially 0.05% of the Fund's total outstanding shares; and Lincoln Benefit Life Insurance Company (134 South 13th Street, Lincoln, NE 68508) owned of record and beneficially 0.06% of the Bond Portfolio and 1.16% of the Balanced Portfolio; they owned of record and beneficially 0.04% of the Fund's total outstanding shares; and Mutual of America Life Insurance Company of New York (666 5th Avenue, New York, NY 10103, a New York corporation) and its subsidiary, American Life Insurance Company (666 5th Avenue, New York, NY 10103), owned of record and beneficially 47.43% of the Bond Portfolio, 65.04% of the Capital Growth Portfolio and 29.55% of the International Portfolio; they owned of record and beneficially 19.96% of the Fund's total outstanding shares; and Paragon Life Insurance Company (100 South Brentwood, St. Louis, MO 63105) owned of record and beneficially 0.01% of the Money Market Portfolio, 0.02% of the Bond Portfolio, 0.07% of the Capital Growth Portfolio, 0.21% of the Balanced Portfolio, 0.03% of the International Portfolio and 0.02% of the Growth and Income Portfolio; they owned of record and beneficially 0.03% of the Fund's total outstanding shares; and Providentmutual Life and Annuity Company of America, (300 Continental Drive, Newark, DE 19713) owned of record and beneficially 1.49% of the Bond Portfolio; they owned of record and beneficially 0.18% of the Fund's total outstanding shares; and Safeco Life Insurance Companies (15411 N.E. 51st Street, Redmond, WA 98052), owned of record and beneficially 5.49% of the Balanced Portfolio and 1.69% of the International Portfolio; they owned of record and beneficially 0.55% of the Fund's total outstanding shares; and The Union Central Life Insurance Company (1876 Waycross Road, Cincinnati, OH 45240) owned of record and beneficially 28.25% of the Money Market Portfolio, 4.02% of the Capital Growth Portfolio and 5.52% of the International Portfolio; they owned of record and beneficially 15.52% of the Fund's total outstanding shares; and United of Omaha Life Insurance Company (Mutual of Omaha Plaza, Law Division, 3301 Dodge Street, Omaha, NE 68131) owned of record and beneficially 0.15% of the Money Market Portfolio; they owned of record and beneficially 0.07% of the Fund's total outstanding shares.

         Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for the Money Market Portfolio would be voted upon only by shareholders of the Money Market Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

         Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

Shareholder and Trustee Liability

         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         To the maximum extent feasible, the Adviser places orders for portfolio transactions through its affiliate, the Distributor, which in turn places orders on behalf of the Fund with the issuer, underwriters or other brokers and dealers. The Distributor will receive no commissions, fees or other remuneration for this service. Allocation of brokerage is supervised by the Adviser.

         The Fund's purchases and sales of portfolio securities of the Money Market Portfolio and the Bond Portfolio and of debt securities acquired for the other Portfolios, are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter. Transactions in equity securities generally involve the payment of a brokerage commission.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for any Portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. stock exchange transactions but which is generally fixed in the case of foreign exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker/dealer. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option as a factor in the selection of firms to execute portfolio transactions. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Fund for valuation purposes, or who supply research, market and statistical information to the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research, market or statistical information. Subject to the foregoing, the Adviser may consider sales of variable life insurance policies and variable annuity contracts for which the Fund is an investment option, as a factor in the selection of firms to execute portfolio transactions. Except for implementing the policy stated above, there is no intention to place portfolio transactions with any particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the securities being traded unless, in the opinion of the Adviser, after exercising care, it appears that more favorable results are available otherwise.

         Subject also to obtaining the most favorable net results, the Adviser may place brokerage transactions with Bear, Stearns & Co. A credit against the custodian fee due to State Street Bank and Trust Company equal to one-half of the commission on any such transaction will be given with respect to the applicable Portfolio on any such transaction. During the fiscal year ended December 31, 1994, no such credit was applied against the custodian fee.

         Although certain research, market and statistical information from brokers and dealers is useful to the Fund and the Adviser, it is the opinion of the Adviser that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         In the years ended December 31, 1992, 1993 and 1994, the Fund paid brokerage commissions of $468,796, $1,084,463 and $2,006,264, respectively. In the year ended December 31, 1994, the Capital Growth Portfolio paid brokerage commissions of $420,391. In the year ended December 31, 1994, $388,483 (92.47%) of the total brokerage commissions paid by the Capital Growth Portfolio resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Portfolios or the Adviser. The amount of such transactions aggregated $208,703,545 for the Capital Growth Portfolio (93.13% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer with regard to the above-mentioned or other special factors.

         The Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. No recapture arrangements are currently in effect.

                               PORTFOLIO TURNOVER

         The average annual portfolio turnover rate for each Portfolio, i.e. the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the years ended December 31, 1993 and 1994, respectively, was:

                                                       December 31,
                                                  1993              1994

   Bond Portfolio                                125.15%            96.55%
   Capital Growth Portfolio                      95.31              66.44

         Under the above definition, the Money Market Portfolio will have no portfolio turnover. Purchases and sales, for these Portfolios, are made for the Portfolio whenever necessary, in management's opinion, to meet the Portfolio's objective.

                                     EXPERTS

         The Financial Highlights of the Fund included in the prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and have been so included or incorporated by reference in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

                                     COUNSEL

         The firm of Dechert Price & Rhoads, Ten Post Office Square, Suite 1230, Boston, Massachusetts 02109, is counsel for the Fund.

                             ADDITIONAL INFORMATION

         The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

         Portfolio securities of the Fund are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a wholly-owned subsidiary of the Adviser, computes net asset value for the Portfolios. Money Market Portfolio pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Bond Portfolio and Capital Growth Portfolio each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts, 02107-2291, is the transfer and dividend paying agent for the Fund.

         The Fund has a December 31 fiscal year end.

         The name "Scudder Variable Life Investment Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated March 15, 1985, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement, and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolio of Scudder Variable Life Investment Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1994, and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

Description of Bond Ratings

Moody's Investors Service, Inc.

         Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Corporation

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

        AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Bonds rated BB and B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

         B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Description of Commercial Paper Ratings

Moody's Investors Service, Inc.

       P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

Standard & Poor's Corporation

       A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

                                   APPENDIX D

                     SCUDDER VARIABLE LIFE INVESTMENT FUND

                     Annual Report dated December 31, 1994


The Fund's annual report dated December 31, 1994, immediately follows this page.

                   Scudder Variable Life Investment Fund


                               Annual Report


                             December 31, 1994


An open-end management investment company that offers shares of beneficial interest in six types of diversified portfolios.

CONTENTS



Letter from the Fund's President                                 2
Money Market Portfolio Management Discussion                     3
Bond Portfolio Management Discussion                             4
Bond Portfolio Summary                                           5
Balanced Portfolio Management Discussion                         6
Balanced Portfolio Summary                                       7
Growth and Income Portfolio Management Discussion                8
Growth and Income Portfolio Summary                              9
Capital Growth Portfolio Management Discussion                   10
Capital Growth Portfolio Summary                                 11
International Portfolio Management Discussion                    12
International Portfolio Summary                                  13
Investment Portfolios, Financial Statements, and Financial
Highlights
     Money Market Portfolio                                      14
     Bond Portfolio                                              20
     Balanced Portfolio                                          27
     Growth and Income Portfolio                                 37
     Capital Growth Portfolio                                    45
     International Portfolio                                     55
Notes to Financial Statements                                    66
Report of Independent Accountants                                69
Tax Information                                                  69

SCUDDER VARIABLE LIFE INVESTMENT FUND
LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

     The world's financial markets were shaken repeatedly in 1994 by a variety of events. Rising global interest rates, losses for investors in highly leveraged derivatives, and some unsettling economic and political developments -- including mounting U.S./Chinese tensions and the Mexican currency crisis -- created a challenging environment for global stock and bond investors.

     We face 1995 with more optimism. In the coming year, we expect a combination of factors, including the U.S. Federal Reserve's tightening efforts, to keep the economy and inflation on a moderate course, not only in the United States but globally as well. Meanwhile, corporate profits around the world continue to grow, and business investment is at an all-time high, which should translate into greater economic capacity down the road. We believe these developments ultimately will be viewed as positive by the financial markets.

     For bond investors, the rise in interest rates in the past year has meant generally falling prices but also higher income from these investments at a time when inflation has remained relatively stable. Although we believe the bulk of interest-rate increases is now behind us, interest rates and investment income could rise somewhat further in 1995, as central banks continue in their efforts to stem inflation and as countries around the world compete for much-needed global investment capital.

     Additional increases in interest rates may spark episodes of difficult adjustment for financial markets. We encourage you to examine your portfolio periodically to ensure that your asset allocation and fund choices remain appropriate for your investment time frame and financial goals. The past year demonstrated that virtually all investments, whether conservative or aggressive, can perform poorly, prompting many investors to move to the sidelines. Conservative investments such as money market instruments naturally have a place in any well-balanced portfolio. Experience has shown us that investors who have participated in the stock and bond markets historically have accumulated far more wealth over time than those who chose to protect their savings above all else.

     Thank you for choosing Scudder Variable Life Investment Fund to help meet your investment needs. We hope we can continue to merit your confidence in the year ahead.

Sincerely,

/s/David B. Watts
David B. Watts
President,
Scudder Variable Life Investment Fund

MONEY MARKET PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Interest rates rose steadily throughout the past year, increasing borrowing costs for mortgages and credit cards and depressing bond prices, which move in the opposite direction of interest rates. Despite a shaky environment for bond and stock investors, the Money Market Portfolio benefited from rising investment income, while its share price remained constant at $1.00. Of course, past performance is no guarantee of future results and the Portfolio's yield may fluctuate.

     On December 31, 1994, the Portfolio's 7-day net annualized yield was 5.20%. Factoring in the effect of compounding, the 7-day effective yield was 5.23%, up sharply from 2.72% a year ago. The Portfolio provided a 3.72% total return for the year ended December 31, 1994, reflecting reinvested distributions of $0.037 per share.

 (CALLOUT NEXT TO CHART) - The continued rise in short-term interest rates during 1994 pushed up your Portfolio's yield from 2.72% to 5.23%.

(CHART DATA)

       Interest Rates
       Commercial  Federal   3-Month
          Paper     Funds    Treasury
                               Bill
12/93     3.36      2.96      3.08
3/94      3.86      3.34      3.52
6/94      4.57      4.25      4.18
9/94      5.02      4.73      4.64
12/94     6.26      5.45      5.69

        Portfolio Strategy Took Advantage of Rising Interest Rates

     We emphasized shorter average maturities throughout the year, anticipating continued upward pressure on interest rates. By year's end, the average maturity of the Portfolio was 35 days, down from its 44-day average a year ago. By holding shorter-maturity money market securities as rates rise, we can quickly deploy proceeds from maturing investments to higher-yielding instruments.

     Corporate commercial paper remained a significant component of the Portfolio, and, as always, we continued our high standards of security selection.

     Looking ahead, we believe the Federal Reserve may push short-term interest rates up a bit further if economic growth remains strong. As a result, we intend to maintain our current strategy of favoring relatively shorter-term money market securities. While it's impossible to predict when interest rates will actually peak, any evidence suggesting that rates could be ready to decline will prompt us to begin lengthening maturities in order to achieve a high relative yield.

     Thank you for your interest in the Money Market Portfolio.

Sincerely,

Your Portfolio Management Team

/s/Robert T. Neff   /s/Nicca B. Alcantara
Robert T. Neff      Nicca B. Alcantara
Lead Portfolio Manager

BOND PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The Bond Portfolio's performance in 1994 reflected a year in which interest rates rose persistently across the maturity spectrum. When interest rates rise, bond prices decline, since existing bonds are deemed less attractive than newly issued, higher-yielding securities. Rising interest rates also resulted in a higher income stream for the Portfolio, but it was not sufficient to offset the drop in share price experienced during the year. Net asset value per share declined $0.94, from $7.42 at the beginning of 1994 to $6.48 on December 31, 1994. The Portfolio also distributed to shareholders income dividends totaling $0.425 per share and a capital gain distribution of $0.172 per share. Combined, price changes plus the distributions provided a -4.79% total return for the year ended December 31, compared with -4.54% for the 24 corporate bond funds tracked by Lipper Analytical Services, Inc., an independent firm that tracks performance of variable annuity investment options.

     In the first half of the year, the portion of the Portfolio's holdings in U.S. government obligations was increased from one third to over half the portfolio in the face of rising interest rates. Later in the year, however, this portion was decreased in favor of higher-yielding mortgage-backed securities. Higher interest rates slowed the pace of mortgage refinancings, which helped increase and stabilize the income stream from these securities, making them more attractive holdings. We also continued to focus on short- and long-term bonds. Quickly maturing short-term bonds allow us to replace them with new higher-yielding debt obligations, while providing some price stability. Longer-maturity holdings generally provide higher relative income.

(CALLOUT NEXT TO THE PREVIOUS PARAGRAPH) - We increased our holdings of mortgage-backed securities in the latter part of the year, while maintaining our focus on both short- and long-term maturities.

     Looking ahead, we believe the Federal Reserve may continue to push interest rates higher, although the Fed's six rate hikes in 1994 should represent the bulk of the monetary tightening efforts. Moreover, the economy is growing at a moderate pace (we believe a slowdown in growth is possible in the latter half of 1995), and inflation appears under control--a scenario that should keep interest rates from rising much beyond current levels. As a result, we believe the Portfolio's mix of short- and long-term income holdings positions us well for the year ahead.

Sincerely,

Your Portfolio Management Team

/s/Ruth Heisler          /s/Renee L. Ross
Ruth Heisler             Renee L. Ross
Lead Portfolio Manager

/s/William M. Hutchinson
William M. Hutchinson

Bond Portfolio
Portfolio Summary as of December 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Bond Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,521    -4.79%    -4.79%
5 Year    $14,552    45.52%     7.79%
Life of
Fund*     $20,940   109.40%     8.12%

LB Aggregate Bond Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,708    -2.92%    -2.92%
5 Year    $14,464    44.64%     7.66%
Life of
Fund*     $23,376   133.76%     9.43%

*The Fund commenced operations on July 16, 1985.
Index comparisons begin July 31, 1985.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

Bond Portfolio
Year           Amount
---------------------
7/31/85*        10000
85              10737
86              12054
87              12201
88              12867
89              14366
90              15524
91              18258
92              19537
93              21956
94              20905

LB Aggregate Bond Index
Year            Amount
----------------------
7/31/85*        10000
85              11043
86              12729
87              13080
88              14111
89              16161
90              17610
91              20428
92              21940
93              24079
94              23376

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.


-------------------------------------------------------------------
ASSET QUALITY
-------------------------------------------------------------------
By Quality
-------------------
AAA             72%
AA               1%
A               19%             As rising interest rates slowed
BBB              4%             home-mortgage refinancings,
BB               2%             mortgage-backed securities provided
NR               2%             more dependable income and thus were
               ----             more attractive.
               100%
               ====
-------------------
Average Quality: AAA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
MATURITY
-------------------------------------------------------------------
Less than 1 year            13%
1 up to 3 years             31%
3 up to 5 years              8%
5 up to 10 years            15%
10 years or greater         33%
                           ----
                           100%
                           ====

Weighted average effective maturity: 8 years

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
U.S. Treasury Obligations       49%
Corporate Bonds                 17%
Asset-Backed Securities         13%
U.S. Government Guaranteed
  Mortgages                      8%
Foreign Bonds                    8%
U.S. Government Agency
  Pass-Thrus                     3%
Collateralized Mortgage
  Obligations                    2%
                               ----
                               100%
                               ====

BALANCED PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The Balanced Portfolio posted a total return of -2.05% for the year ended December 31, 1994, compared with a 2.19% return on average for the 18 balanced funds tracked by Lipper Analytical Services, Inc. Lipper is an independent firm that tracks performance of variable annuity investment options. The Portfolio's loss reflected a period in which bond prices declined across all maturities. Stock prices also experienced volatility through much of the year. Stocks, as measured by the unmanaged S&P 500 Index, returned just 1.32% in 1994, while the unmanaged Lehman Brothers Aggregate Bond Index declined 2.92%.

(CALLOUT NEXT TO THE PREVIOUS PARAGRAPH) - The Portfolio benefited from healthcare-related stock holdings and increased exposure to mortgage-backed securities in the latter part of 1994.

     One of the most significant factors affecting the investment markets in 1994 was the Federal Reserve's repeated increases in the federal funds rate. These actions accelerated a trend of higher interest rates that had begun in October 1993, when signs of stronger economic growth began to fuel fears of rising inflation. Rising interest rates took their toll on bond prices as inflation-wary investors demanded higher yields from long-term debt instruments. Stock prices suffered because of the potentially negative earnings impact of higher corporate borrowing costs and a slower economy.

     The Balanced Portfolio seeks to provide a balance of growth and income by investing in both quality stocks and fixed-income securities. As of December 31, 62% of the portfolio was invested in stocks, 31% in fixed-income securities, and the remainder in cash.

     Recently, the Portfolio benefited from its healthcare-related stock holdings, including Schering-Plough, United Healthcare, and Eli Lilly. Many healthcare companies have improved their competitive positions through alliances, acquisitions, and restructurings. These actions, plus the fact that no federal healthcare bill was passed in 1994, helped boost prices of well-positioned healthcare companies. Meanwhile, as the near-term outlook for some emerging economies became less certain, we completely sold our holdings in Compania de Telefonos de Chile, Telefonos de Mexico, and Hong Kong Telecommunications at a profit.

     Bond holdings were adjusted in the latter months of 1994 by increasing the Portfolio's percentage of mortgage-backed securities. Rising interest rates slowed home refinancings, which made income from these securities more stable.

     While some slowing in economic growth is likely later in the year, low inflation and the longer-term expansion of the global economy should continue to benefit both stocks and bonds.

     Importantly, as of January 1995, the Portfolio's management team consists of Lead Portfolio Manager Bruce F. Beaty along with William F. Gadsden, Renee L. Ross, and Ruth Heisler. Howard Ward, who had served as Lead Portfolio Manager, has left Scudder. We thank him for his contributions and wish him well in the future.

Sincerely,

Your Portfolio Management Team

/s/Bruce F. Beaty   /s/Ruth Heisler
Bruce F. Beaty      Ruth Heisler
Lead Portfolio Manager

/s/Renee L. Ross    /s/William F. Gadsden
Renee L. Ross       William F. Gadsden

Balanced Portfolio
Portfolio Summary as of December 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Balanced Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,795    -2.05%    -2.05%
5 Year    $14,016    40.16%     6.99%
Life of
Fund*     $24,677   146.77%    10.02%

S&P 500 Index (60%) and LBAB Index (40%)
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,997    -0.03%    -0.03%
5 Year    $14,946    49.46%     8.36%
Life of
Fund*     $29,132   191.32%    12.02%

*The Fund commenced operations on July 16, 1985.
Index comparisons begin July 31, 1985.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

Balanced Portfolio
Year           Amount
---------------------
7/31/85*        10000
85              11318
86              13209
87              12988
88              14833
89              17725
90              17385
91              22067
92              23604
93              25363
94              24843

S&P 500 Index
Year            Amount
----------------------
7/31/85*        10000
85              11257
86              13358
87              14059
88              16394
89              21589
90              20919
91              27292
92              29371
93              32331
94              32758

LBAB Index
Year            Amount
----------------------
7/31/85*        10000
85              11043
86              12729
87              13080
88              14111
89              16161
90              17610
91              20428
92              21940
93              24079
94              23376

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 4.96% and 2.94%, respectively.


-------------------------------------------------------------------
EQUITY HOLDINGS
-------------------------------------------------------------------
Sector breakdown of the          Five Largest Equity Holdings
Portfolio's equity holdings      -----------------------------------
                                 1. General Electric Co.
Consumer Staples        16%           Leading producer of electrical
Financial               12%           equipment
Health                  11%      2. American Telephone & Telegraph Co.
Technology              10%           Telecommunication services and
Durables                 9%           business systems
Media                    9%      3. Mellon Bank Corp.
Manufacturing            9%           Commercial banking and
Energy                   8%           financial services
Consumer Discretionary   7%      4. PepsiCo Inc.
Other                    9%           Soft drinks, snack foods and
                       ----           food services
                       100%      5. Motorola Inc.
                       ====           Manufacturer of semiconductors
                                      and communication products




-------------------------------------------------------------------
FIXED INCOME HOLDINGS
-------------------------------------------------------------------
By Asset Type
--------------------------------------------
U.S. Treasury Obligations                31%
Corporate Bonds                          22%
Cash Equivalents                         19%
Asset-Backed Securities                  11%
U.S. Gov't Guaranteed Mortgages           6%
U.S. Government Agency Pass-Thrus         5%
Foreign Bonds                             4%
Collateralized Mortgage Obligations       2%
                                        ----
                                        100%
                                        ====
By Quality
--------------------------------------------
AAA                                      69%
AA                                        3%
A                                        13%
BBB                                      12%
BB                                        2%
NR                                        1%
                                        ----
                                        100%
                                        ====

GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Growth and Income Portfolio commenced operations on May 2, 1994. In the eight months through December 31, 1994, the Portfolio's total return was 4.91%, outpacing the 3.98% return of the unmanaged Standard & Poor's 500 Index for the same period.

     The Portfolio seeks long-term growth of capital, current income, and growth of income by investing primarily in common stocks, preferred stocks, and securities convertible into common stocks. Our disciplined investment approach focuses on stocks that pay higher-than-average dividends (at least 20% above the market average) and have good prospects for earnings and dividend growth.

(CALLOUT NEXT TO THE PREVIOUS PARAGRAPH) - During the period, Growth and Income Portfolio took gains in some economically sensitive stocks and invested the proceeds in select growth stocks such as consumer-staple companies.

     The S&P 500's flat return masked no less than six rallies and corrections. Much of the volatility reflected investors' alternating views that the economic expansion would be choked off by persistently rising interest rates, or, conversely, that higher rates reflected a stronger, more inflation-prone economy.

     The positive return of the Portfolio in this environment resulted from some gratifying successes. Still, some of the strategies that initially worked to our advantage began to work against us later in the year. Most significant was the overweighted position in manufacturing stocks (16% of the equity portfolio versus 13% of the S&P 500). This group generally outperformed the market during the first part of the year. However, by the fourth quarter, manufacturing stocks became the biggest detractors of portfolio performance, as investor's fears of an imminent economic slowdown came to the fore.

     We expect investment challenges to continue in the new year. However, we believe well-positioned manufacturing companies will prosper in the current global growth environment despite their recent underperformance, while financial stocks are in a position to benefit from eventual stability or even declines in interest rates. We are also investing in consumer-staple companies that have embarked upon new strategies to succeed in an era of intense competition, price cutting, inventory reductions, and the growth of private labels. Recent additions include Philip Morris, Heinz, and Tambrands.

     Our aim in managing the Portfolio is to participate during periods of rising equity prices while shielding the Portfolio from turbulent markets. We believe the Portfolio remains positioned to provide exposure to the long-term benefits of the equity market, while our emphasis on high-yielding stocks should help provide a measure of price stability.

Sincerely,

Your Portfolio Management Team

/s/Robert T. Hoffman     /s/Kathleen T. Millard
Robert T. Hoffman        Kathleen T. Millard
Lead Portfolio Manager

/s/Benjamin W. Thorndike
Benjamin W. Thorndike

Growth and Income Portfolio
Portfolio Summary as of December 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
Life of
Fund*     $10,491     4.91%      --%

S&P 500 Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
Life of
Fund*     $10,398     3.98%      --%

*The Fund commenced operations on May 2, 1994.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Growth and Income Portfolio
Year           Amount
---------------------
5/2/94*         10000
5/94            10250
6/94            10100
7/94            10317
8/94            10883
9/94            10750
10/94           10776
11/94           10340
12/94           10491

S&P 500 Index
Year            Amount
----------------------
5/2/94*         10000
5/94            10164
6/94             9915
7/94            10241
8/94            10660
9/94            10400
10/94           10633
11/94           10246
12/94           10398

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Growth and Income Portfolio.






-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
Equity Securities       90%
Cash Equivalents        10%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Portfolio's equity holdings

Manufacturing           16%
Financial               14%
Health                  13%        Growth and Income Portfolio has
Energy                  11%        increased its focus on consumer-
Consumer Staples         9%        staples companies that stand to
Durables                 9%        benefit despite the industry's
Communications           5%        intense competition, price-
Consumer Discretionary   4%        cutting, and the growth of private
Utilities                3%        labels.
Other                    6%
                       ----
                        90%
                       ====

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. United Technologies Corp.
        Aerospace, climate control systems and elevators
 2. Eli Lilly Co.
        Leading pharmaceutical company
 3. Baxter International Inc.
        Manufacturer and distributor of hospital and laboratory products and services
 4. Alltel Corp.
        Telecommunications and data processing services
 5. Warner-Lambert Co.
        Drugs, toiletries and food products
 6. First Bank System Inc.
        Commercial banking in Minnesota and the northcentral U.S.
 7. Xerox Corp.
        Leading manufacturer of copiers and duplicators
 8. Boise Cascade Corp.
        Manufacturer of forest products
 9. Meditrust SBI (REIT)
        Owner of health care facilities
10. Murphy Oil Corp.
        International integrated oil company

CAPITAL GROWTH PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Two major trends influenced the stock market during much of 1994: strong economic activity and persistently rising interest rates, due in part to monetary tightening by the Federal Reserve. The struggle between these opposing forces caused considerable unease among investors, and stock prices were volatile throughout the year. In this environment, Capital Growth Portfolio's net asset value per share declined to $12.23 on December 31, 1994, from $14.95 on December 31, 1993. However, the price change was offset somewhat by $0.05 per share in income dividends and $1.31 per share in capital gains distributions. The Portfolio recorded a -9.67% total return for the year, compared with 1.32% for the unmanaged Standard & Poor's 500 Index, and a -1.00% return for the 70 growth funds tracked by Lipper Analytical Services, Inc. Lipper is an independent firm that tracks performance of variable annuity investment options.

(CALLOUT NEXT TO THE PREVIOUS PARAGRAPH) - Capital Growth Portfolio is positioned for 1995 with holdings that include cable, retail, telecommunications, entertainment, healthcare, and financial stocks.

     The Portfolio's performance trailed the Index in part because of its holdings in the cable and retail industries. Cable stocks dropped due to renewed FCC regulation of basic cable rates and the collapse of some high-profile mergers. In addition, some retail holdings suffered in anticipation of disappointing Christmas sales. Looking forward, the cable industry should benefit from an improved regulatory environment, new opportunities from substantially increased channel capacity, and prospective joint ventures and mergers.

     Several major developments influenced the domestic portion of the Portfolio during the year. ITT proposed the acquisition of Caesar's World, which we later sold at a substantial profit. We purchased United Healthcare, U.S. HealthCare, and Baxter International in light of the improved outlook for the healthcare industry and these companies in particular. And the Portfolio's financial holdings were increased through the purchase of AMBAC and MBIA, two municipal-bond insurers.

     The Portfolio's investment in foreign stocks increased during the year in part through the purchase of ENDESA, a leading Spanish utility company. We also added to our holdings in Nokia, a rapidly growing Finnish manufacturer of cellular telephones. In late December, all Latin American stock markets declined sharply following the devaluation of the Mexican peso. We used this opportunity to purchase two of the largest telephone companies in Argentina--Telefonica de Argentina and Telecom Argentina--as well as Telespe, a Brazilian telephone company.

     Looking forward, we believe the market's overall valuation remains reasonable, given 1994's rise in corporate earnings and our expectation for further earnings gains in 1995. We are also encouraged by the moderate outlook for U.S. inflation and economic activity in the new year. In view of these prospects, we believe the Portfolio is well positioned to benefit shareholders over time.

Sincerely,

Your Portfolio Management Team

/s/William F. Gadsden    /s/Steven P. Aronoff
William F. Gadsden       Steven P. Aronoff
Lead Portfolio Manager

/s/Julia D. Cox
Julia D. Cox

Capital Growth Portfolio
Portfolio Summary as of December 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Capital Growth Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,033    -9.67%     -9.67%
5 Year    $15,008    50.08%      8.46%
Life of
Fund*     $29,783   197.83%     12.22%

S&P 500 Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,132     1.32%      1.32%
5 Year    $15,174    51.74%      8.69%
Life of
Fund*     $32,758   227.58%     13.43%

*The Fund commenced operations on July 16, 1985.
Index comparisons begin July 31, 1985.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly Periods Ended December 31

Capital Growth Portfolio
Year           Amount
---------------------
7/31/85*        10000
85              11245
86              13752
87              13492
88              16469
89              20215
90              18708
91              26108
92              27785
93              33587
94              30339

S&P 500 Index
Year           Amount
---------------------
7/31/85*        10000
85              11257
86              13358
87              14059
88              16394
89              21589
90              20919
91              27292
92              29371
93              32331
94              32758

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.




All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
Equity Securities       95%
Cash Equivalents         5%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Portfolio's equity holdings

Media                   18%
Consumer Discretionary  15%        A proposed acquisition in the
Communications          12%        gaming industry and a major
Technology              10%        telecommunications merger benefited
Financial               10%        Capital Growth Portfolio.
Health                   7%
Durables                 7%
Utilities                4%
Energy                   4%
Other                    8%
                       ----
                        95%
                       ====

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. Time Warner Inc.
        Publishing, broadcasting, and video entertainment company
 2. Tele-Communications Inc.
        Cable TV systems and microwave services
 3. Comcast Corp.
        Cable TV, sound and telecommunication systems
 4. Rogers Communications Inc.
        Cable TV and cellular telephones in Canada
 5. Intel Corp.
        Semiconductor memory circuits
 6. Chrysler Corp.
        Leading automobile manufacturer
 7. American Telephone & Telegraph Co.
        Telecommunication services and business systems
 8. Century Telephone Enterprises
        Telecommunication services
 9. Astra AB
        Pharmaceutical company
10. Microsoft Corp.
        Computer operating systems software

INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     We are pleased to report relatively strong performance during a troublesome year for the world's financial markets. For the 12 months ended December 31, 1994, International Portfolio returned -0.85%. By comparison, the unmanaged Morgan Stanley Capital International's Europe, Australia, the Far East and Canada Index returned 7.36%, owing to its large exposure to Japan compared with that of the Fund. During the year, the Japanese yen surged against the U.S. dollar, while Japanese stocks also rallied. The combination produced a U.S. dollar return of 20.7% for Japan, though other Asian markets fell 16.1% on average. In Mexico, the December devaluation of the peso caused market declines throughout Latin America, although the effect on the Portfolio was limited. European and American markets ended the year little changed.

(CALLOUT NEXT TO THE PREVIOUS PARAGRAPH) - During the year, we invested in companies benefiting from the global economic expansion, including those involved in the production and exploration of oil and natural gas.

     During the year, we sought and invested in companies benefiting from heightened economic activity worldwide. In Germany, for example, the industrial sector has made significant gains in competitiveness and profitability and now appears to be leading the European economic recovery. Germany's economic activity thus far has been driven by exports, and recent additions to the portfolio include such exporters as Henkel, a household detergent and adhesives producer; BASF, a diversified chemicals manufacturer; and Volkswagen.

     We also maintained our focus on energy-related companies benefiting from a jump in worldwide demand for oil and other raw materials. In view of this trend, we added to our positions in oil and gas exploration and production companies, including Ampol Exploration Ltd. in Australia and Total SA in France.

     Also, we further reduced our holdings of Japanese retailers, completely eliminating our position in Autobacs Seven Co., Ltd., once one of our largest holdings. Concerns about sluggish consumer spending and increased competition have dimmed our enthusiasm for Japanese retail stocks. Our Japanese holdings now largely represent major exporting firms like Canon and Hitachi, as well as capital goods companies that we believe are positioned for global expansion and likely to benefit from a declining yen.

     Given ongoing political and economic uncertainties in many parts of the world, we will seek to use additional market volatility to our advantage by purchasing fundamentally strong companies at discounted prices.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin     /s/Nicholas Bratt
Carol L. Franklin        Nicholas Bratt
Lead Portfolio Manager

International Portfolio
Portfolio Summary as of December 31, 1994
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
International Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $ 9,915     -.85%      -.85%
5 Year    $13,633    36.33%      6.39%
Life of
Fund*     $19,595    95.95%      9.18%

MSCI EAFE & Canada Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
12/31/94  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,736     7.36%      7.36%
5 Year    $10,730     7.30%      1.42%
Life of
Fund*     $13,915    39.15%      4.45%

*The Fund commenced operations on May 1, 1987.
Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly Periods Ended December 31

International Portfolio
Year           Amount
---------------------
5/31/87*        10000
87               8997
88              10502
89              14470
90              13363
91              14893
92              14433
93              19896
94              19727

MSCI EAFE & Canada Index
Year           Amount
---------------------
5/31/87*        10000
87               9138
88              11682
89              12968
90               9980
91              11186
92               9824
93              12961
94              13915

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region (Excluding Cash Equivalents)
--------------------------------------
Europe                  50%
Japan                   28%
Pacific Basin           14%
Latin America            5%
Canada                   3%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

By Asset Type
--------------------------------------
Equity Holdings         90%
Cash Equivalents        10%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. Autoliv AB
        Swedish manufacturer of safety airbags for automobiles
 2. SAP AG
        German computer software manufacturer
 3. Canon Inc.
        Leading Japanese producer of visual image and information equipment
 4. NGK Spark Plug Co., Ltd.
        Leading Japanese manufacturer of automotive spark plugs
 5. Kyocera Corp.
        Leading Japanese ceramic packaging manufacturer
 6. Sony Corp.
        Japanese consumer electronic products manufacturer
 7. Hitachi Ltd.
        Japanese general electronics manufacturer
 8. Hitachi Metals, Ltd.
        Major Japanese producer of high-quality specialty steels
 9. Outokumpu Oy
        Metals and minerals in Finland
10. Schering AG
        German pharmaceutical and chemical producer

MONEY MARKET PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
                               % of            Principal                                                                   Value ($)
                           Portfolio           Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------------
                                4.5%                     REPURCHASE AGREEMENT
                                                ------------------------------------------------------------------------------------
                                                4,030,000     Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                              dated 12/30/94 at 5.875%, to be repurchased at
                                                              $4,032,631 on 1/3/95, collateralized by a $4,074,000
                                                              U.S. Treasury Note, 6.25%, 8/31/96 (Cost $4,030,000). .     4,030,000
                                                                                                                       ------------
                                                ------------------------------------------------------------------------------------
                               48.1%                     COMMERCIAL PAPER
                                                ------------------------------------------------------------------------------------
CONSUMER STAPLES                3.3%

   Food & Beverage                              3,000,000     H.J. Heinz Co., 5.95%, 1/27/95 . . . . . . . . . . . .      2,987,108
                                                                                                                       ------------
 COMMUNICATIONS                 3.3%

   Telephone/
   Communications                               3,000,000     AT&T Corp., 6.02%, 2/8/95  . . . . . . . . . . . . . .      2,980,937
                                                                                                                       ------------
FINANCIAL                      34.7%

   Banks                        6.7%            3,000,000     Bankers Trust New York Corp., 5.08%, 1/13/95 . . . . .      2,994,920
                                                3,000,000     J.P. Morgan & Co., Inc., 6.05%, 3/1/95 . . . . . . . .      2,970,254
                                                                                                                       ------------
                                                                                                                          5,965,174
                                                                                                                       ------------
   Business Finance             3.3%            3,000,000     Receivables Capital Corp., 5.95%, 1/24/95  . . . . . .      2,988,596
                                                                                                                       ------------

   Consumer Finance             7.9%            3,000,000     American Express Credit Corp., 5.88%, 2/2/95 . . . . .      3,000,000
                                                4,000,000     General Electric Capital Corp., 5.78%, 1/31/95 . . . .      4,000,000
                                                                                                                       ------------
                                                                                                                          7,000,000
                                                                                                                       ------------
   Other Financial
   Companies                   16.8%            3,000,000     American General Finance Corp., 5.81%, 1/27/95 . . . .      3,000,000
                                                3,000,000     Associates Corp. of North America, 5.68%, 1/18/95  . .      3,000,000
                                                3,000,000     Corporate Asset Funding Co., 6.05%, 2/10/95  . . . . .      2,979,833
                                                3,000,000     New Center Asset Trust, 5.65%, 1/13/95 . . . . . . . .      2,994,350
                                                3,000,000     Rincon Securities Inc., 5.75%, 1/17/95 . . . . . . . .      2,992,333
                                                                                                                       ------------
                                                                                                                         14,966,516
                                                                                                                       ------------
DURABLES                        3.4%

   Construction/
   Agricultural Equipment                       3,000,000     John Deere Capital Corp., 5.78%, 1/24/95 . . . . . . .      3,000,000
                                                                                                                       ------------

MANUFACTURING                   3.4%

   Chemicals                                    3,000,000     E.I. du Pont de Nemours & Co., 5.9%, 1/24/95 . . . . .      2,988,692
                                                                                                                       ------------
                                                              TOTAL COMMERCIAL PAPER (Cost $42,877,023)  . . . . . .     42,877,023
                                                                                                                       ------------
                                                ------------------------------------------------------------------------------------
                               11.0%                     U.S. TREASURY OBLIGATIONS
                                                ------------------------------------------------------------------------------------
                                                5,000,000     U.S. Treasury Bill, 4.71%, 1/5/95  . . . . . . . . . .      4,997,383
                                                2,000,000     U.S. Treasury Bill, 3.41%, 1/12/95 . . . . . . . . . .      1,997,916
                                                3,000,000     U.S. Treasury Bill, 6.75%, 12/14/95  . . . . . . . . .      2,804,957
                                                                                                                       ------------
                                                              TOTAL U.S. TREASURY OBLIGATIONS
                                                                (Cost $9,800,256). . . . . . . . . . . . . . . . . .      9,800,256
                                                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

                                                                                                                INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                               % of         Principal                                                                      Value ($)
                           Portfolio        Amount ($)                                                                      (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------------------
                               36.4%                  U.S. GOVERNMENT AGENCY OBLIGATIONS
                                             ---------------------------------------------------------------------------------------

                                             5,000,000     Federal Farm Credit Bank, Discount Note, 5.6%, 1/4/95 . . .     4,997,667
                                             3,000,000     Federal Home Loan Bank, Discount Note, 4.93%, 1/13/95 . . .     2,995,070
                                             5,000,000     Federal Home Loan Mortgage Corp., Discount Note,
                                                             5.9%, 1/3/95  . . . . . . . . . . . . . . . . . . . . . .     4,998,361
                                             5,000,000     Federal Home Loan Mortgage Corp., Discount Note,
                                                             5.78%, 1/17/95  . . . . . . . . . . . . . . . . . . . . .     4,987,155
                                             5,000,000     Federal Home Loan Mortgage Corp., Discount Note,
                                                             5.62%, 1/23/95  . . . . . . . . . . . . . . . . . . . . .     4,982,828
                                             4,500,000     Federal Home Loan Mortgage Corp., Discount Note,
                                                             6.17%, 4/4/95 . . . . . . . . . . . . . . . . . . . . . .     4,428,274
                                             5,000,000     Federal National Mortgage Association Discount Note,
                                                             5.8%, 1/9/95  . . . . . . . . . . . . . . . . . . . . . .     4,993,556
                                                                                                                         -----------
                                                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                             (Cost $32,382,911)  . . . . . . . . . . . . . . . . . . .    32,382,911
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO - 100% (Cost $89,090,190)(a)  . . . . . . . . .    89,090,190
                                                                                                                         ===========
------------------------------------------------------------------------------------------------------------------------------------

                                            (a) Cost for federal income tax purposes is $89,090,190.

The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (amortized cost $89,090,190) (Note A) . . . . .                $ 89,090,190
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         890
Receivables:
   Portfolio shares sold  . . . . . . . . . . . . . . . . . . . . . .                   1,382,184
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      61,037
                                                                                     ------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . .                  90,534,301


LIABILITIES
Payables:
   Due to Adviser (Note B)  . . . . . . . . . . . . . . . . . . . . .    $  30,056
   Accrued expenses (Note B)  . . . . . . . . . . . . . . . . . . . .        6,333
                                                                         ---------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . . .                      36,389
                                                                                     ------------
Net assets, at value  . . . . . . . . . . . . . . . . . . . . . . . .                $ 90,497,912
                                                                                     ============

NET ASSETS
Net assets consist of:
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . .                  90,497,912
                                                                                     ------------
Net assets, at value  . . . . . . . . . . . . . . . . . . . . . . . .                $ 90,497,912
                                                                                     ============
NET ASSET VALUE, offering and redemption price per share
   ($90,497,912 -:- 90,497,912 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) . .                       $1.00
                                                                                            =====

The accompanying notes are an integral part of the financial statements.

                                                                            FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 3,175,974
   Expenses (Note A):
      Management fee (Note B) . . . . . . . . . . . . . . . . . .       $269,963
      Administrative fees (Note B)  . . . . . . . . . . . . . . .         40,297
      Accounting fees (Note B)  . . . . . . . . . . . . . . . . .         17,630
      Trustees' fees (Note B) . . . . . . . . . . . . . . . . . .          9,886
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . .         21,111
      Federal registration  . . . . . . . . . . . . . . . . . . .         18,186
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,785
      Auditing  . . . . . . . . . . . . . . . . . . . . . . . . .          9,984
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,641         407,483
                                                                        --------     -----------
   Net investment income  . . . . . . . . . . . . . . . . . . . .                      2,768,491
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . .                    $ 2,768,491
                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31,
                                                                                  -------------------------
INCREASE (DECREASE) IN NET ASSETS                                                  1994               1993
--------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income and net increase in net assets
      resulting from operations . . . . . . . . . . . . . . . . .              $   2,768,491     $     899,874
                                                                               -------------     -------------
Distributions to shareholders from net investment income
   ($.037 and $.025 per share, respectively . . . . . . . . . . .                 (2,768,491)         (899,874)
                                                                               -------------     -------------

Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold  . . . . . . . . . . . . . . . . . .                186,827,297        98,111,621
   Net asset value of shares issued to shareholders in
      reinvestment of distributions from net investment income  .                  2,768,491           899,874
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . .               (147,877,533)      (83,950,201)
                                                                               -------------     -------------
   Net increase in net assets from Portfolio share transactions .                 41,718,255        15,061,294
                                                                               -------------     -------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . .                 41,718,255        15,061,294
Net assets at beginning of period . . . . . . . . . . . . . . . .                 48,779,657        33,718,363
                                                                               -------------     -------------
NET ASSETS AT END OF PERIOD . . . . . . . . . . . . . . . . . . .              $  90,497,912     $  48,779,657
                                                                               =============     =============


The accompanying notes are an integral part of the financial statements.

                                                                                                FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS.
                                                                                                  SIX       FOR THE PERIOD
                                                                                                 MONTHS      JULY 16, 1985
                                                                                                 ENDED      (COMMENCEMENT)
                                                   YEARS ENDED DECEMBER 31,                     DECEMBER     OF OPERATIONS)
                                 -------------------------------------------------------------      31,        TO JUNE 30,
                                 1994    1993    1992    1991    1990    1989   1988      1987    1986(e)          1986
                                 -------------------------------------------------------------  ----------   --------------

Net asset value,
 beginning of period. . . .     $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000    $1.000        $1.000(b)
                                ------  ------  ------  ------  ------  ------  ------  ------    ------        ------
Income from investment
 operations:
 Net investment
   income (a) . . . . . . .       .037    .025    .033    .057    .076    .088    .068    .060      .026          .064
Less distributions from
 net investment income  . .      (.037)  (.025)  (.033)  (.057)  (.076)  (.088)  (.068)  (.060)    (.026)        (.064)
                                ------  ------  ------  ------  ------  ------  ------  ------    ------        ------
Net asset value,
 end of period  . . . . . .     $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000  $1.000    $1.000        $1.000
                                ======  ======  ======  ======  ======  ======  ======  ======    ======        ======
TOTAL RETURN (%)  . . . . .       3.72    2.54    3.33    5.81    7.83    8.84    7.08    5.95      2.59(d)       6.59(d)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions). . . .         90      49      34      28      32      15      11       8         3            --
Ratio of operating
 expenses, net to
 average daily net
 assets (%) (a)   . . . . .        .56     .66     .64     .67     .69     .72     .75     .75       .75(c)        .60(c)
Ratio of net investment
 income to average
 daily net assets (%) . . .       3.80    2.55    3.26    5.67    7.57    8.53    6.99    6.06      5.10(c)       6.75(c)
(a) Portion of expenses
    reimbursed
    (Note B)  . . . . . . .     $   --  $   --  $   --  $   --  $   -- $  .001  $ .003  $ .006    $ .022        $ .133

(b) Original capital
(c) Annualized
(d) Not annualized
(e) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1994
----------------------------------------------------------------------------------------------
  % of         Principal                                                              Market
Portfolio     Amount ($)                                                             Value ($)
----------------------------------------------------------------------------------------------
48.7%       U.S. TREASURY OBLIGATIONS
          ------------------------------------------------------------------------------------
            3,230,000   U.S. Treasury Bill, 5.78%, 5/18/95  . . . . . . . . .        3,156,582
            4,200,000   U.S. Treasury Bond, 7.25%, 5/15/16  . . . . . . . . .        3,883,698
            4,520,000   U.S. Treasury Bond, 7.875%, 2/15/21   . . . . . . . .        4,463,500
            4,360,000   U.S. Treasury Note, 3.875%, 10/31/95  . . . . . . . .        4,245,550
           13,555,000   U.S. Treasury Note, 4%, 1/31/96   . . . . . . . . . .       13,086,946
            9,110,000   U.S. Treasury Note, 5.125%, 3/31/96   . . . . . . . .        8,855,193
            8,510,000   U.S. Treasury Note, 6%, 6/30/96   . . . . . . . . . .        8,326,524
            6,905,000   U.S. Treasury Note, 6.875%, 7/31/99   . . . . . . . .        6,646,063
            3,200,000   U.S. Treasury Note, 7.25%, 5/15/04  . . . . . . . . .        3,072,992
            8,100,000   U.S. Treasury Separate Trading Registered Interest
                          and Principal Securities, 11/15/09 (8.04**) . . . .        2,507,841
           12,700,000   U.S. Treasury Separate Trading Registered Interest
                          and Principal Securities, 11/15/10 (8.05**) . . . .        3,628,263
           18,740,000   U.S. Treasury Separate Trading Registered Interest
                         and Principal Securities, 2/15/12 (8.07**) . . . . .        4,837,918
            8,050,000   U.S. Treasury Separate Trading Registered Interest
                         and Principal Securities, 5/15/15 (8.09**) . . . . .        1,600,984
                                                                                   -----------
                        TOTAL U.S. TREASURY OBLIGATIONS (Cost $70,751,577)  .       68,312,054
                                                                                   -----------
          ------------------------------------------------------------------------------------
8.3%      U.S. GOV'T GUARANTEED MORTGAGES
          ------------------------------------------------------------------------------------
          9,077,233    Government National Mortgage Association, 8%, 7/15/24*  . .   8,677,199
          3,266,168    Government National Mortgage Association, 6.5%, 8/15/08*  .   2,984,461
                                                                                   -----------
                       TOTAL U.S. GOV'T GUARANTEED MORTGAGES
                          (Cost $12,203,049)  . . . . . . . . . . . . . . . . . .   11,661,660
                                                                                   -----------
          ------------------------------------------------------------------------------------
3.3%      U.S. GOVERNMENT AGENCY PASS-THRUS
          ------------------------------------------------------------------------------------
          4,976,332    Federal National Mortgage Association, 7.5%, 10/1/24*
                          (Cost $4,731,404) . . . . . . . . . . . . . . . . . . .   4,646,651
                                                                                   ----------
          ------------------------------------------------------------------------------------
1.7%      COLLATERALIZED MORTGAGE OBLIGATIONS
          ------------------------------------------------------------------------------------
          2,000,000   Federal Home Loan Mortgage Corp., REMIC, 7%, 7/15/06  . . .   1,835,620
            272,776   Federal National Mortgage Association, REMIC,
                        8.5%, 4/25/18   . . . . . . . . . . . . . . . . . . . . .     273,883
            220,406   Resolution Trust Corp., Series 1992-7, Class A-2B,
                        8.35%, 6/25/29  . . . . . . . . . . . . . . . . . . . . .     219,821
                                                                                   ----------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $2,321,803) . . . . . . . . . . . . . . . . . . . . .   2,329,324
                                                                                   ----------
          -----------------------------------------------------------------------------------
8.2%      FOREIGN BONDS - U.S. $ DENOMINATED
          -----------------------------------------------------------------------------------
          1,000,000   ABN-AMRO Bank NV, 7.75%, 5/15/23  . . . . . . . . . . . . .     891,990
          1,500,000   Banco Nacional de Comercio Exterior SNC, 9.875%, 6/24/96  .   1,462,500
            750,000   Fomento Economico Mexicano S.A., 9.5%, 7/22/97  . . . . . .     671,250
          1,000,000   Government of Malaysia, 9.875%, 9/27/00   . . . . . . . . .   1,058,350
          1,000,000   Gruma SA de C.V., 9.75%, 3/9/98   . . . . . . . . . . . . .     915,000
          2,000,000   Kingdom of Thailand, 8.25%, 3/15/02   . . . . . . . . . . .   1,963,240
          2,000,000   Korea Development Bank, 9.6%, 12/1/00   . . . .  .  . . . .   2,070,620
            450,000   Nacional Financiera SNC, 6%, 12/19/96   . . . . . . . . . .     409,500
            400,000   Nacional Financiera SNC, 9.375%, 7/15/02  . . . . . . . . .     338,000
          1,000,000   Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98   . . . .   1,038,660
            750,000   Petroleos Mexicanos, 8.25%, 2/4/98  . . . . . . . . . . . .     680,625
                                                                                   ----------
                      TOTAL FOREIGN BONDS - U.S. $ DENOMINATED
                        (Cost $11,930,619)  . . . . . . . . . . . . . . . . . . .  11,499,735
                                                                                   ----------

The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                              % of     Principal                                                               Market
                           Portfolio    Amount ($)                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------------
                             13.0%    ASSET-BACKED SECURITIES
                                      ---------------------------------------------------------------------------------
AUTOMOBILE RECEIVABLES        0.7%    1,000,000   Premier Auto Trust, Series 1994-3, 6.8%, 12/2/99   . .  .     972,500
                                                                                                             ----------
CREDIT CARD RECEIVABLES       9.2%    1,500,000   Chase Manhattan Credit Card Trust, 1991 "A", 7.65%,
                                                    11/15/98 . . . . . . . . . . . . . . . . . . . . . .  .   1,497,645
                                      3,000,000   Discover Credit Card Trust, Series 1992-A, 5.5%,
                                                    5/16/98   . . . . . . . . . . . . . . . . . . . . . . .   2,941,860
                                      1,000,000   First Chicago Master Trust, Series 1991-D, 8.4%, 6/15/98    1,003,120
                                      3,500,000   First USA Credit Corp., Series 1992-A, 5.2%, 6/15/98  . .   3,387,335
                                      2,500,000   Standard Credit Card Trust, Series 1990-3B, 9.85%,
                                                    7/10/97 . . . . .. . . . . . . . . . . . . . . . . . .    2,575,000
                                      1,500,000   Standard Credit Card Trust, Series 1990-6B, 9.625%,
                                                    9/10/97 . . . . . . . . . . . . . . . .  . . . . . . .    1,540,770
                                                                                                             ----------
                                                                                                             12,945,730
                                                                                                             ----------
HOME EQUITY LOANS             1.9%    2,000,000   Contimortgage Home Equity Loan Trust, Series 1994-5 A1,
                                                    9.07%, 5/15/06 . . . . . . . . . . . . . . . . . . . .    2,011,250
                                        668,573   United Companies Financial Corp., Home Loan Trust,
                                                    Series 1993 B1, 6.075%, 7/25/14*  . . . . . . . . . .       617,803
                                                                                                             ----------
                                                                                                              2,629,053
                                                                                                             ----------
MANUFACTURED HOUSING
RECEIVABLES                   1.2%    1,757,845   Green Tree Financial Corp., Securitized Series 1994B,
                                                    7.85%, 7/15/04*  . . . . . . . . . . . . . .  . . . .     1,713,899
                                                                                                             ----------
                                                  TOTAL ASSET-BACKED SECURITIES (Cost $18,967,489)  . . .    18,261,182
                                                                                                             ----------
                                      ---------------------------------------------------------------------------------
                             16.8%    CORPORATE BONDS
                                      ---------------------------------------------------------------------------------
CONSUMER DISCRETIONARY       1.4%     2,000,000   Dayton Hudson Corp., 8.6%, 1/15/12   . . . . . . . . . .    1,979,160
                                                                                                             ----------
CONSUMER STAPLES             0.7%     1,000,000   Seagram & Sons Inc., 9%, 8/15/21   . . . . . . . . . . .    1,020,450
                                                                                                             ----------
FINANCIAL                    3.5%     1,000,000   Banc One Corp., 8.74%, 9/15/03   . . . . . . . . . . . .    1,012,830
                                      1,000,000   BankAmerica Corp., 7.75%, 7/15/02   . . . . . .  . . . .      949,950
                                      1,000,000   Golden West Financial Corp., 6%, 10/1/03  . . .  . . . .      843,890
                                      1,000,000   Grand Metropolitan Investment Corp., 8.625%, 8/15/01 . .    1,006,640
                                      1,000,000   Household Finance Corp., 9.25%, 2/15/95   . . .  . . . .    1,003,080
                                                                                                             ----------
                                                                                                              4,816,390
                                                                                                             ----------

MEDIA                        1.3%     2,000,000   Time Warner Inc., 9.125%, 1/15/13  . . . . . . . . . . .    1,801,880
                                                                                                             ----------
DURABLES                     2.1%       750,000   Caterpillar Inc., 9.75%, 6/1/19  . . . . . . . . . . . .      792,105
                                      5,000,000   General Motors Acceptance Corp., Zero Coupon, 12/1/12. .    1,095,450
                                      1,000,000   Lockheed Corp., 9%, 1/15/22  . . . . . . . . . . . . . .    1,023,790
                                                                                                             ----------
                                                                                                              2,911,345
                                                                                                             ----------
MANUFACTURING                2.2%     1,000,000   ARCO Chemical Co., 9.375%, 12/15/05  . . . . . . . . . .    1,045,140
                                      1,000,000   Dow Chemical Co., 9%, 5/15/10   . . . . . . . .  . . . .    1,014,920
                                      1,000,000   Monsanto Co., 8.7%, 10/15/21 . . . . . . . . . . . . . .    1,006,170
                                                                                                             ----------
                                                                                                              3,066,230
                                                                                                             ----------
TECHNOLOGY                   1.3%     2,000,000   Loral Corp., 8.375%, 6/15/24   . . . . . . . . . . . . .    1,848,560
                                                                                                             ----------
ENERGY                       3.6%     2,000,000   Atlantic Richfield Co., 8.25%, 2/1/22  . . . . . . . . .    1,925,000
                                      2,000,000   Atlantic Richfield Co., 9.125%, 8/1/31   . . . . . . . .    2,070,860
                                      1,000,000   Enron Corp., 10%, 6/1/98   . . . . . . . . . . . . . . .    1,037,900
                                                                                                             ----------
                                                                                                              5,033,760
                                                                                                              ---------

The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                              % of       Principal                                                       Market
                           Portfolio    Amount ($)                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
METALS AND MINERALS          0.7%       1,000,000   Alcan Aluminum Ltd., 9.4%, 6/1/95  . . . . . .     1,009,380
                                                                                                     -----------
                                                    TOTAL CORPORATE BONDS (Cost $24,059,681) . . .    23,487,155
                                                                                                     -----------
----------------------------------------------------------------------------------------------------------------
                                                    TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                      (Cost $144,965,622)(a) . . . . . . . . . . .   140,197,761
                                                                                                     ===========
----------------------------------------------------------------------------------------------------------------

*    Effective maturities will be shorter due to amortization and prepayments.
**   Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
(a)  At December 31, 1994, the net unrealized depreciation on investments based on cost for federal income tax purposes of $145,233,462 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess
     of market value over tax cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    311,092
     Aggregate gross unrealized depreciation for all investments in which there is an excess
     of tax cost over market value . . . . . . . . . . . . . . . . . .  . . . . . . . . . .        (5,346,793)
                                                                                                 ------------
     Net unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .  . . .      $ (5,035,701)
                                                                                                 ============
-------------------------------------------------------------------------------------------------------------
     At December 31, 1994, the Bond Portfolio had a net tax basis capital loss carryforward of approximately
     $4,153,327, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, whichever occurs first.
-------------------------------------------------------------------------------------------------------------
     From November 1, 1994 through December 31, 1994, the Bond Portfolio incurred approximately $934,894 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1995.
-------------------------------------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities),  for the year ended December 31, 1994, aggregated $26,330,691 and $28,463,557, respectively.  Purchases and sales of U.S. Government securities for the year ended December 31, 1994, aggregated $127,013,697 and $98,526,029, respectively.

The accompanying notes are an integral part of the financial statements.


                                                                            FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------
DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $144,965,622) (Note A)  . .                 $140,197,761
Receivables:
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,288,634
   Investments sold . . . . . . . . . . . . . . . . . . . . . . . .                      716,464
   Portfolio shares sold  . . . . . . . . . . . . . . . . . . . . .                       49,355
                                                                                    ------------
     Total assets   . . . . . . . . . . . . . . . . . . . . . . . .                  143,252,214

LIABILITIES
Payables:
   Due to custodian bank  . . . . . . . . . . . . . . . . . . . . .       $  2,424
   Investments purchased  . . . . . . . . . . . . . . . . . . . . .        736,188
   Portfolio shares redeemed  . . . . . . . . . . . . . . . . . . .         29,285
   Due to Adviser (Note B)  . . . . . . . . . . . . . . . . . . . .         60,086
   Accrued expenses (Note B)  . . . . . . . . . . . . . . . . . . .         19,619
                                                                          --------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . .                      847,602
                                                                                    ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . .                 $142,404,612
                                                                                    ============
NET ASSETS
Net assets consist of:
   Undistributed net investment income  . . . . . . . . . . . . . .                 $  2,188,157
   Net unrealized depreciation on investments . . . . . . . . . . .                   (4,767,861)
   Accumulated net realized loss  . . . . . . . . . . . . . . . . .                   (5,356,061)
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . .                  150,340,377
                                                                                    ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . .                 $142,404,612
                                                                                    ============

NET ASSET VALUE, offering and redemption price per share
   ($142,404,612 -:- 21,973,579 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .                        $6.48
                                                                                           =====



       The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
---------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .                      $  9,603,254
   Expenses (Note A):
      Management fee (Note B) . . . . . . . . . . . . . . . . . .        $ 650,361
      Administrative fees (Note B)  . . . . . . . . . . . . . . .           40,238
      Accounting fees (Note B)  . . . . . . . . . . . . . . . . .           22,187
      Trustees' fees (Note B) . . . . . . . . . . . . . . . . . .           10,111
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . .           32,442
      Auditing  . . . . . . . . . . . . . . . . . . . . . . . . .           14,153
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,717
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .           21,757          796,966
                                                                        ----------     ------------
   Net investment income  . . . . . . . . . . . . . . . . . . . .                         8,806,288
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss from:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .       (5,510,934)
      Foreign currency related transactions . . . . . . . . . . .          (96,214)      (5,607,148)
                                                                        ----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .       (9,676,517)
      Foreign currency related transactions . . . . . . . . . . .            3,936       (9,672,581)
                                                                        ----------     ------------
   Net loss on investment transactions  . . . . . . . . . . . . .                       (15,279,729)
                                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . .                      $ (6,473,441)
                                                                                       =============





        The accompanying notes are an integral part of the financial statements.

                                                                                            FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------

                                 STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------

                                                                                      YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                      1994           1993
----------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . .     $   8,806,288    $   7,642,963
   Net realized gain (loss) from investment transactions  . . . . . . . . . .        (5,607,148)       3,118,124
   Net unrealized appreciation (depreciation) on investment
      transactions during the period  . . . . . . . . . . . . . . . . . . . .        (9,672,581)       2,512,942
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from operations . . . . . . .        (6,473,441)      13,274,029
                                                                                  -------------    -------------
Distributions to shareholders from:
   Net investment income ($.43 and $.48 per share, respectively)  . . . . . .        (8,525,294)      (7,359,412)
                                                                                  -------------    -------------
   Net realized gain from investment transactions
      ($.17 and $.15 per share, respectively) . . . . . . . . . . . . . . . .        (3,161,229)      (2,268,442)
                                                                                  -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .        86,578,280       60,028,541
   Net asset value of shares issued to shareholders in
      reinvestment of distributions . . . . . . . . . . . . . . . . . . . . .        11,686,523        9,627,854
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . .       (66,398,542)     (57,355,192)
                                                                                  -------------    -------------
Net increase in net assets from Portfolio share transactions  . . . . . . . .        31,866,261       12,301,203
                                                                                  -------------    -------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . .        13,706,297       15,947,378
Net assets at beginning of period . . . . . . . . . . . . . . . . . . . . . .       128,698,315      112,750,937
                                                                                  -------------    -------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
   income of $2,188,157 and $2,203,911, respectively) . . . . . . . . . . . .     $ 142,404,612    $ 128,698,315
                                                                                  =============    =============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period   . . . . . . . . . . . . . . . . .        17,350,092       15,685,339
                                                                                  -------------    -------------
   Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,843,292        8,119,378
   Shares issued to shareholders in reinvestment of distributions . . . . . .         1,713,654        1,324,202
   Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (9,933,459)      (7,778,827)
                                                                                  -------------    -------------
   Net increase in Portfolio shares . . . . . . . . . . . . . . . . . . . . .         4,623,487        1,664,753
                                                                                  -------------    -------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . . . . . .        21,973,579       17,350,092
                                                                                  =============    =============




The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                           SIX       FOR THE PERIOD
                                                                                                         MONTHS      JULY 16, 1985
                                                                                                          ENDED     (COMMENCEMENT
                                                              YEARS ENDED DECEMBER 31, (E)              DECEMBER     OF OPERATIONS
                               -----------------------------------------------------------------------     31,        TO JUNE 30,
                                   1994     1993     1992     1991     1990     1989     1988     1987  1986(e)(f)       1986
                                 ---------------------------------------------------------------------  ----------  ---------------
Net asset value,
   beginning of period . . .     $ 7.42   $ 7.19   $ 7.37   $ 6.73   $ 6.72   $ 6.39   $ 6.47   $ 6.67    $ 6.56       $ 6.00(b)
                                 ------   ------   ------   ------   ------   ------   ------   ------    ------       ------
Income from investment
 operations:
   Net investment
    income (a)   . . . . . .        .43      .48      .49      .52      .53      .54      .54      .49       .23          .45
   Net realized and
    unrealized gain
    (loss) on
    investment
    transactions . . . . . .       (.77)     .38     (.02)     .61     (.02)     .18     (.19)    (.40)      .08          .44
                                 ------   ------   ------   ------   ------   ------   ------   ------    ------       ------
Total from investment
 operations  . . . . . . . .       (.34)     .86      .47     1.13      .51      .72      .35      .09       .31          .89
                                 ------   ------   ------   ------   ------   ------   ------   ------    ------       ------
Less distributions from:
 Net investment income . . .       (.43)    (.48)    (.46)    (.47)    (.50)    (.39)    (.43)    (.29)     (.17)        (.33)
 Net realized gains on
   on investment
   transactions  . . . . . .       (.17)    (.15)    (.19)    (.02)      --       --       --       --      (.03)          --
                                 ------   ------   ------   ------   ------   ------   ------   ------    ------       ------
Total distributions  . . . .       (.60)    (.63)    (.65)    (.49)    (.50)    (.39)    (.43)    (.29)     (.20)        (.33)
                                 ------   ------   ------   ------   ------   ------   ------   ------    ------       ------
Net asset value,
 end of period   . . . . . .     $ 6.48   $ 7.42   $ 7.19   $ 7.37   $ 6.73   $ 6.72   $ 6.39   $ 6.47    $ 6.67       $ 6.56
                                 ======   ======   ======   ======   ======   ======   ======   ======    ======       ======
TOTAL RETURN (%) . . . . . .      (4.79)   12.38     7.01    17.61     8.06    11.65     5.46     1.22      4.90(d)     15.11(d)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) . . . .        142      129      113       74       42       22        3        3         1           --
Ratio of operating
 expenses, net to
 average net
 assets (%) (a)  . . . . . .        .58      .61      .63      .69      .73      .75      .75      .75       .75(c)       .60(c)
Ratio of net investment
 income to average
 net assets (%)  . . . . . .       6.43     6.59     6.89     7.51     8.05     8.04     7.86     7.53      6.88(c)      7.48(c)
Portfolio turnover
 rate (%)  . . . . . . . . .      96.55   125.15    87.00   115.86    71.02   103.41   245.23   186.05     23.82(c)      6.27(c)

(a) Portion of expenses
   reimbursed (Note B) . . .     $   --   $   --   $   --   $   --   $   --   $  .01   $  .04   $  .08    $  .21       $  .80
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

                                                                                                             BALANCED PORTFOLIO
                                                                                   INVESTMENT PORTFOLIO as of December 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
                           % of       Principal                                                                        Market
                         Portfolio    Amount ($)                                                                      Value ($)
-------------------------------------------------------------------------------------------------------------------------------
                              3.9%               REPURCHASE AGREEMENT
                                        ---------------------------------------------------------------------------------------
                                        1,810,000   Repurchase Agreement with Donaldson, Lufkin &
                                                    Jenrette dated 12/30/94 at 5.875%, to be repurchased
                                                    at $1,811,182 on 1/3/95, collateralized by a $1,871,000
                                                    U.S. Treasury Note, 4.25%, 11/30/95 (Cost $1,810,000) . . . .     1,810,000
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              3.3%               COMMERCIAL PAPER
                                        ---------------------------------------------------------------------------------------

                                        1,500,000   American Express Credit Corp., 5.755%, 1/3/95
                                                    (Cost $1,500,000)   . . . . . . . . . . . . . . . . . . . . .     1,500,000
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                             11.7%               U.S. TREASURY OBLIGATIONS
                                        ---------------------------------------------------------------------------------------

                                          700,000   U.S. Treasury Bill, 5.78%, 5/18/95    . . . . . . . . . . . .       684,089
                                          340,000   U.S. Treasury Bond, 7.875%, 2/15/21   . . . . . . . . . . . .       335,750
                                          300,000   U.S. Treasury Bond, 8.125%, 5/15/21   . . . . . . . . . . . .       304,782
                                          300,000   U.S. Treasury Note, 4.125%, 6/30/95   . . . . . . . . . . . .       296,484
                                          550,000   U.S. Treasury Note, 5.125%, 3/31/96   . . . . . . . . . . . .       534,616
                                          300,000   U.S. Treasury Note, 6%, 6/30/96   . . . . . . . . . . . . . .       293,532
                                          900,000   U.S. Treasury Note, 5.25%, 7/31/98  . . . . . . . . . . . . .       828,000
                                          600,000   U.S. Treasury Note, 5.875%, 3/31/99   . . . . . . . . . . . .       557,436
                                          500,000   U.S. Treasury Note, 7.25%, 5/15/04  . . . . . . . . . . . . .       480,155
                                          940,000   U.S. Treasury Separate Trading Registered Interest and
                                                      Principal Securities, 11/15/09 (8.04**) . . . . . . . . . .       291,033
                                        1,300,000   U.S. Treasury Separate Trading Registered Interest and
                                                      Principal Securities, 11/15/10 (8.05**) . . . . . . . . . .       371,397
                                        1,460,000   U.S. Treasury Separate Trading Registered Interest and
                                                      Principal Securities, 2/15/12 (8.07**)  . . . . . . . . . .       376,914
                                                                                                                     ----------

                                                    TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,549,036)   . . . . .     5,354,188
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              2.2%               U.S. GOV'T GUARANTEED MORTGAGES
                                        ---------------------------------------------------------------------------------------

                                          504,253   Government National Mortgage Association, 8%, 10/15/24(a) . .       482,030
                                          535,899   Government National Mortgage Association, 8.75%,
                                                      12/15/24(a) . . . . . . . . . . . . . . . . . . . . . . . .       523,841
                                                                                                                     ----------
                                                    TOTAL U.S. GOV'T GUARANTEED MORTGAGES (Cost $999,135)   . . .     1,005,871
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              2.1%               U.S. GOVERNMENT AGENCY PASS-THRUS
                                        ---------------------------------------------------------------------------------------

                                          497,633   Federal National Mortgage Association, 7.5%, 10/1/24(a) . . .       464,665
                                          494,944   Federal National Mortgage Association, 9%, 10/1/24(a) . . . .       497,419
                                                                                                                     ----------
                                                    TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                                      (Cost $976,204) . . . . . . . . . . . . . . . . . . . . . .       962,084
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              0.7%               COLLATERALIZED MORTGAGE OBLIGATIONS
                                        ---------------------------------------------------------------------------------------

                                          272,776   Federal National Mortgage Association, REMIC,
                                                      8.5%, 4/25/18 . . . . . . . . . . . . . . . . . . . . . . .       273,883
                                           55,101   Resolution Trust Corp., Series 1992-7, Class A-2B,
                                                      8.35%, 6/25/29  . . . . . . . . . . . . . . . . . . . . . .        54,955
                                                                                                                     ----------
                                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $319,229) . .       328,838
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              1.5%               FOREIGN BONDS - U.S. $ DENOMINATED
                                        ---------------------------------------------------------------------------------------

                                          250,000   ABN-AMRO Bank NV, 7.75%, 5/15/23  . . . . . . . . . . . . . .       222,997
                                          250,000   Fomento Economico Mexicano S.A., 9.5%, 7/22/97  . . . . . . .       223,750


        The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

                              % of       Principal                                                                    Market
                           Portfolio    Amount ($)                                                                   Value ($)
-------------------------------------------------------------------------------------------------------------------------------
                                        265,000   Petroleos Mexicanos, 8.25%, 2/4/98  . . . . . . . . . . . . . .       240,487
                                                                                                                     ----------

                                                  TOTAL FOREIGN BONDS - U.S. $ DENOMINATED
                                                    (Cost $750,280) . . . . . . . . . . . . . . . . . . . . . . .       687,234
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              4.1%             ASSET-BACKED SECURITIES
                                        ---------------------------------------------------------------------------------------
AUTOMOBILE RECEIVABLES        0.5%
                                        250,000   Premier Auto Trust, Series 1994-3, 6.8%, 12/2/99  . . . . . . .       243,125
                                                                                                                     ----------
CREDIT CARD RECEIVABLES       2.7%
                                        250,000   Chase Manhattan Credit Card Trust, 1991 "A",
                                                    7.65%, 11/15/98 . . . . . . . . . . . . . . . . . . . . . . .       249,607
                                        250,000   Discover Credit Card Trust, Series 1992-A, 5.5%, 5/16/98  . . .       245,155
                                        250,000   First Chicago Master Trust, Series 1991-D, 8.4%, 6/15/98  . . .       250,780
                                        250,000   First USA Credit Corp., Series 1992-A, 5.2%, 6/15/98  . . . . .       241,952
                                        250,000   Standard Credit Card Trust, Series 1990-6B, 9.625%, 9/10/97 . .       256,795
                                                                                                                     ----------
                                                                                                                      1,244,289
                                                                                                                     ----------
HOME EQUITY LOANS             0.9%
                                        250,000   Contimortgage Home Equity Loan Trust, Series 1994-5 A1,
                                                    9.07%, 5/15/06  . . . . . . . . . . . . . . . . . . . . . . .       251,406
                                        167,143   United Companies Financial Corp., Home Loan Trust,
                                                    Series 1993 B1, 6.075%, 7/25/14(a)  . . . . . . . . . . . . .       154,451
                                                                                                                     ----------
                                                                                                                        405,857
                                                                                                                     ----------
                                                  TOTAL ASSET-BACKED SECURITIES (Cost $1,946,600) . . . . . . . .     1,893,271
                                                                                                                     ----------
                                        ---------------------------------------------------------------------------------------
                              8.3%             CORPORATE BONDS
                                        ---------------------------------------------------------------------------------------

CONSUMER STAPLES              0.4%
                                        250,000   Seagram Ltd., 6.875%, 9/1/23  . . . . . . . . . . . . . . . . .       200,600
                                                                                                                     ----------
MEDIA                         2.0%
                                        500,000   News America Holdings Inc., 9.25%, 2/1/13   . . . . . . . . . .       486,385
                                        500,000   Time Warner Inc., 9.125%, 1/15/13   . . . . . . . . . . . . . .       450,470
                                                                                                                     ----------
                                                                                                                        936,855
                                                                                                                     ----------
DURABLES                      1.6%
                                        500,000   Caterpillar Inc., 8%, 2/15/23   . . . . . . . . . . . . . . . .       465,920
                                        250,000   Lockheed Corp., 9%, 1/15/22   . . . . . . . . . . . . . . . . .       255,947
                                                                                                                     ----------
                                                                                                                        721,867
                                                                                                                     ----------
MANUFACTURING                 0.6%
                                        250,000   Corning Inc., 8.75%, 7/15/99  . . . . . . . . . . . . . . . . .       250,892
                                                                                                                     ----------
TECHNOLOGY                    1.0%
                                        500,000   Loral Corp., 8.375%, 6/15/24  . . . . . . . . . . . . . . . . .       462,140
                                                                                                                     ----------
ENERGY                        1.6%
                                        500,000   Atlantic Richfield Co., 8.25%, 2/1/22   . . . . . . . . . . . .       481,250
                                        250,000   Enron Corp., 10%, 6/1/98  . . . . . . . . . . . . . . . . . . .       259,475
                                                                                                                     ----------
                                                                                                                        740,725
                                                                                                                     ----------
METALS AND MINERALS           0.6%
                                        250,000   Alcan Aluminum Ltd., 9.4%, 6/1/95   . . . . . . . . . . . . . .       252,345
                                                                                                                     ----------
UTILITIES                     0.5%
                                        250,000   Commonwealth Edison Co., 9.05%, 10/15/99  . . . . . . . . . . .       244,942
                                                                                                                     ----------
                                                  TOTAL CORPORATE BONDS (Cost $4,011,595)   . . . . . . . . . . .     3,810,366
                                                                                                                     ----------

       The accompanying notes are an integral part of the financial statements.

                                                                                             INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                 % of                                                                    Market
                              Portfolio     Shares                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------
                                 62.2%            COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY            4.1%

        Department &
        Chain Stores              2.9%      12,466   Home Depot, Inc.  . . . . . . . . . . . . . . .      573,436
                                             3,300   J.C. Penney Inc.  . . . . . . . . . . . . . . .      147,263
                                            16,000   Wal-Mart Stores Inc.  . . . . . . . . . . . . .      340,000
                                             6,500   Walgreen Co.  . . . . . . . . . . . . . . . . .      284,375
                                                                                                       ----------
                                                                                                        1,345,074
                                                                                                       ----------
        Restaurants               0.8%      13,000   McDonald's Corp.  . . . . . . . . . . . . . . .      380,250
                                                                                                       ----------
        Specialty Retail          0.4%       5,900   Toys "R" Us Inc.* . . . . . . . . . . . . . . .      179,950
                                                                                                       ----------

CONSUMER STAPLES                  9.8%

        Consumer Electronic &
        Photographic Products     0.8%       4,200   Duracell International Inc.   . . . . . . . . .      182,175
                                             4,100   Whirlpool Corp.   . . . . . . . . . . . . . . .      206,025
                                                                                                       ----------
                                                                                                          388,200
                                                                                                       ----------
        Food & Beverage           6.6%       8,800   Albertson's Inc.  . . . . . . . . . . . . . . .      255,200
                                             8,500   CPC International Inc.  . . . . . . . . . . . .      452,625
                                            11,000   ConAgra Inc.  . . . . . . . . . . . . . . . . .      343,750
                                             9,100   General Mills, Inc.   . . . . . . . . . . . . .      518,700
                                             5,000   Kellogg Co.   . . . . . . . . . . . . . . . . .      290,625
                                            19,500   PepsiCo Inc.  . . . . . . . . . . . . . . . . .      706,875
                                            17,600   Sara Lee Corp.  . . . . . . . . . . . . . . . .      444,400
                                                                                                       ----------
                                                                                                        3,012,175
                                                                                                       ----------
        Package Goods/
        Cosmetics                 2.4%       5,000   Colgate-Palmolive Co.   . . . . . . . . . . . .      316,875
                                             3,000   Gillette Co.    . . . . . . . . . . . . . . . .      224,250
                                             9,100   Procter & Gamble Co.    . . . . . . . . . . . .      564,200
                                                                                                       ----------
                                                                                                        1,105,325
                                                                                                       ----------
HEALTH                            7.0%

        Health Industry Services  0.7%       3,000   U.S. HealthCare, Inc.   . . . . . . . . . . . .      123,750
                                             3,700   United Healthcare Corp.   . . . . . . . . . . .      166,963
                                                                                                       ----------
                                                                                                          290,713
                                                                                                       ----------
        Hospital Management       1.1%      14,000   Columbia/HCA Healthcare Corp.  . . . . . . . . .     511,000
                                                                                                       ----------
        Pharmaceuticals           5.2%       6,600   Abbott Laboratories  . . . . . . . . . . . . . .     215,325
                                             9,500   Baxter International Inc.  . . . . . . . . . . .     268,375
                                             9,200   Eli Lilly Co.  . . . . . . . . . . . . . . . . .     603,750
                                             2,900   Johnson & Johnson  . . . . . . . . . . . . . . .     158,775
                                             8,000   Schering-Plough Corp.  . . . . . . . . . . . . .     592,000
                                             7,200   Warner-Lambert Co.     . . . . . . . . . . . . .     554,400
                                                                                                       ----------
                                                                                                        2,392,625
                                                                                                       ----------
COMMUNICATIONS                    2.0%

        Cellular Telephone        0.3%       4,300   AirTouch Communications, Inc.*   . . . . . . . .     125,237
                                                                                                       ----------
        Telephone/
        Communications            1.7%      15,500   American Telephone & Telegraph Co.   . . . . . .     778,875
                                                                                                       ----------



        The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------

                               % of                                                                      Market
                            Portfolio       Shares                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------
FINANCIAL                        7.4%

        Banks                    3.9%        8,830   Banc One Corp.  . . . . . . . . . . . . . . . .      224,061
                                            24,450   Mellon Bank Corp.   . . . . . . . . . . . . . .      748,781
                                            17,300   Norwest Corp.   . . . . . . . . . . . . . . . .      404,388
                                            15,100   State Street Boston Corp.   . . . . . . . . . .      432,238
                                                                                                       ----------
                                                                                                        1,809,468
                                                                                                       ----------
        Insurance                2.4%        5,500   American International Group, Inc.  . . . . . .      539,000
                                             6,000   EXEL, Ltd.  . . . . . . . . . . . . . . . . . .      237,000
                                             5,700   MBIA Inc.   . . . . . . . . . . . . . . . . . .      319,913
                                                                                                       ----------
                                                                                                        1,095,913
                                                                                                       ----------
        Other Financial
        Companies                1.1%        7,000   Federal National Mortgage Association . . . . .      510,125
                                                                                                       ----------

MEDIA                            5.6%

        Advertising              0.7%        9,500   Interpublic Group of Companies Inc.   . . . . .     305,188
                                                                                                       ----------
        Broadcasting &
        Entertainment            3.8%        5,300   CBS Inc.  . . . . . . . . . . . . . . . . . . .      293,487
                                             3,600   Capital Cities/ABC Inc.   . . . . . . . . . . .      306,900
                                             9,000   Time Warner Inc.  . . . . . . . . . . . . . . .      316,125
                                             8,400   Turner Broadcasting System Inc. "B"   . . . . .      137,550
                                             7,000   Viacom Inc. "B"*  . . . . . . . . . . . . . . .      284,375
                                             9,100   Walt Disney Co.   . . . . . . . . . . . . . . .      419,737
                                                                                                       ----------
                                                                                                        1,758,174
                                                                                                       ----------
        Cable Television         0.8%        7,000   Comcast Corp. "A" . . . . . . . . . . . . . . .      109,812
                                            12,000   Tele-Communications Inc. "A"*   . . . . . . . .      261,000
                                                                                                       ----------
                                                                                                          370,812
                                                                                                       ----------
        Print Media              0.3%        2,800   News Corp. Ltd. (ADR) . . . . . . . . . . . . .       38,850
                                             5,600   News Corp. Ltd. (ADR) (New(b))  . . . . . . . .       87,500
                                                                                                       ----------
                                                                                                          126,350
                                                                                                       ----------

SERVICE INDUSTRIES               2.1%
        EDP Services             1.5%        6,000   Automatic Data Processing, Inc.   . . . . . . .      351,000
                                             3,500   First Data Corp.  . . . . . . . . . . . . . . .      165,813
                                             4,400   General Motors Corp. "E"  . . . . . . . . . . .      169,400
                                                                                                       ----------
                                                                                                          686,213
                                                                                                       ----------
        Miscellaneous
        Commercial Services      0.4%        6,800   Sysco Corp. . . . . . . . . . . . . . . . . . .      175,100
                                                                                                       ----------
        Printing/Publishing      0.2%        2,300   Reuters Holdings PLC "B" (ADR)  . . . . . . . .      100,913
                                                                                                       ----------

DURABLES                         5.6%

        Aerospace                0.6%        5,500   Boeing Co.  . . . . . . . . . . . . . . . . . .      257,125
                                                                                                       ----------
        Automobiles              1.8%        7,000   Chrysler Corp.  . . . . . . . . . . . . . . . .      343,000
                                            10,400   Ford Motor Co.  . . . . . . . . . . . . . . . .      291,200
                                             5,400   Magna International, Inc. "A"   . . . . . . . .      207,225
                                                                                                       ----------
                                                                                                          841,425
                                                                                                       ----------
        Construction/
        Agricultural Equipment   1.3%        6,200   Caterpillar Inc.  . . . . . . . . . . . . . . .      341,775
                                             4,000   Deere & Co.   . . . . . . . . . . . . . . . . .      265,000
                                                                                                       ----------
                                                                                                          606,775
                                                                                                       ----------



       The accompanying notes are an integral part of the financial statements.

                                                                                             INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                               % of                                                                      Market
                            Portfolio       Shares                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------
        Telecommunications
        Equipment                1.5%        5,700   L.M. Ericsson Telephone Co. "B" (ADR) . . . . .      314,213
                                             5,300   Nokia AB Oy (ADR)   . . . . . . . . . . . . . .      397,500
                                                                                                       ----------
                                                                                                          711,713
                                                                                                       ----------
        Tires                    0.4%        7,300   Cooper Tire & Rubber Co.  . . . . . . . . . . .      172,462
                                                                                                       ----------

MANUFACTURING                    5.6%

        Diversified
        Manufacturing            3.7%        4,300   Dover Corp.     . . . . . . . . . . . . . . . .      221,988
                                            17,200   General Electric Co.  . . . . . . . . . . . . .      877,200
                                             8,500   Minnesota Mining & Manufacturing Co.  . . . . .      453,688
                                             2,000   TRW Inc.  . . . . . . . . . . . . . . . . . . .      132,000
                                                                                                       ----------
                                                                                                        1,684,876
                                                                                                       ----------
        Electrical Products      1.2%        4,200   ASEA AB (ADR) . . . . . . . . . . . . . . . . .      302,925
                                             4,000   Emerson Electric Co.  . . . . . . . . . . . . .      250,000
                                                                                                       ----------
                                                                                                          552,925
                                                                                                       ----------
        Machinery/Components/
        Controls                 0.7%        7,000   Parker-Hannifin Group  . . . . . . . . . . . . .     318,500
                                                                                                       ----------

TECHNOLOGY                       6.3%

        Computer Software        0.9%        3,600   Microsoft Corp.*  . . . . . . . . . . . . . . .      220,050
                                             2,300   Oracle Systems Corp.*   . . . . . . . . . . . .      101,488
                                             2,200   Sybase Inc.*  . . . . . . . . . . . . . . . . .      114,400
                                                                                                       ----------
                                                                                                          435,938
                                                                                                       ----------
        Diverse Electronic
        Products                 2.4%       13,200   General Motors Corp. "H"  . . . . . . . . . . .      460,350
                                            11,500   Motorola Inc.   . . . . . . . . . . . . . . . .      665,563
                                                                                                       ----------
                                                                                                        1,125,913
                                                                                                       ----------
        Electronic Components/
        Distributors             0.2%        2,500   Molex Inc. Class A  . . . . . . . . . . . . . .       77,500
                                                                                                       ----------
        Electronic Data
        Processing               1.4%        6,000   Compaq Computers Corp.* . . . . . . . . . . . .      237,000
                                             3,900   Hewlett-Packard Co.   . . . . . . . . . . . . .      389,513
                                                                                                       ----------
                                                                                                          626,513
                                                                                                       ----------
        Office/Plant
        Automation               0.3%        3,600   Cisco Systems, Inc.*  . . . . . . . . . . . . .      126,450
                                                                                                       ----------
        Semiconductors           1.1%        3,100   Intel Corp.   . . . . . . . . . . . . . . . . .      198,013
                                             3,800   Texas Instruments Inc.  . . . . . . . . . . . .      284,525
                                                                                                       ----------
                                                                                                          482,538
                                                                                                       ----------
ENERGY                           5.1%

        Engineering              1.4%        8,800   Fluor Corp.   . . . . . . . . . . . . . . . . .      379,500
                                             9,500   Foster Wheeler Corp.  . . . . . . . . . . . . .      282,625
                                                                                                       ----------
                                                                                                          662,125
                                                                                                       ----------
        Oil Companies            2.5%        4,300   Chevron Corp.   . . . . . . . . . . . . . . . .      191,887
                                             2,700   Exxon Corp.   . . . . . . . . . . . . . . . . .      164,025
                                             4,000   Mobil Corp.   . . . . . . . . . . . . . . . . .      337,000
                                             2,200   Royal Dutch Petroleum Co. (New York shares) . .      236,500





        The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                              % of                                                                     Market
                           Portfolio      Shares                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
                                           7,500   Unocal Corp. . . . . . . . . . . . . . . . . . .      204,375
                                                                                                      ----------
                                                                                                       1,133,787
                                                                                                      ----------
      Oil/Gas Transmission     1.2%       17,900   Enron Corp.  . . . . . . . . . . . . . . . . . .      545,950
                                                                                                      ----------
METALS AND MINERALS            1.1%
      Steel & Metals                       8,000   Allegheny Ludlum Corp. . . . . . . . . . . . . .      150,000
                                           6,500   Nucor Corp.  . . . . . . . . . . . . . . . . . .      360,750
                                                                                                      ----------
                                                                                                         510,750
                                                                                                      ----------
CONSTRUCTION                   0.5%
      Forest Products                      8,500   Louisiana-Pacific Corp.  . . . . . . . . . . . .      231,625
                                                                                                      ----------
                                                   TOTAL COMMON STOCKS (Cost $28,280,262) . . . . .   28,552,570
                                                                                                      ----------
----------------------------------------------------------------------------------------------------------------

                                                   TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                     (Cost $46,142,341)(c)  . . . . . . . . . . . .   45,904,422
                                                                                                      ==========
----------------------------------------------------------------------------------------------------------------

    *   Non-income producing security.
   **   Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
   (a)  Effective maturities will be shorter due to amortization and prepayments.
   (b)  New shares issued in 1994, eligible for a pro rata share of 1994 dividends.
   (c)  At December 31, 1994, the net unrealized depreciation on investments based on cost for federal income tax purposes of $46,262,282 was as follows:

        Aggregate gross unrealized appreciation for all investments in which there is an
           excess of market value over tax cost  . . . . . . . . . . . . . . . . . . . . . . .       $ 1,587,277

        Aggregate gross unrealized depreciation for all investments in which there is an
           excess of tax cost over market value  . . . . . . . . . . . . . . . . . . . . . . .        (1,945,137)
                                                                                                     -----------
        Net unrealized depreciation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  (357,860)
                                                                                                     ===========
------------------------------------------------------------------------------------------------------------------
        From November 1, 1994 through December 31, 1994, the Balanced Portfolio incurred approximately $275,417 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1995.
------------------------------------------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1994, aggregated $39,687,868 and $39,382,956, respectively.
        Purchases and sales of U.S. Government securities for the year ended December 31, 1994, aggregated
        $6,419,661 and $5,027,416, respectively.


The accompanying notes are an integral part of the financial statements.


                                                                            FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $46,142,341) (Note A) . . . .               $ 45,904,422
Receivables:
   Dividends and interest . . . . . . . . . . . . . . . . . . . . . .                    301,078
   Investments sold . . . . . . . . . . . . . . . . . . . . . . . . .                    238,822
   Portfolio shares sold  . . . . . . . . . . . . . . . . . . . . . .                     15,771
                                                                                    ------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . .                 46,460,093
LIABILITIES
Payables:
   Due to custodian bank  . . . . . . . . . . . . . . . . . . . . . .     $  4,397
   Investments purchased  . . . . . . . . . . . . . . . . . . . . . .      332,064
   Portfolio shares redeemed  . . . . . . . . . . . . . . . . . . . .      536,788
   Due to Adviser (Note B)  . . . . . . . . . . . . . . . . . . . . .       49,281
   Accrued expenses (Note B)  . . . . . . . . . . . . . . . . . . . .       12,988
                                                                          -----------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . . .                    935,518
                                                                                    ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . . .               $ 45,524,575
                                                                                    ============
NET ASSETS
Net assets consist of:
   Undistributed net investment income  . . . . . . . . . . . . . , .               $    392,285
   Unrealized depreciation on investments . . . . . . . . . . . . . .                   (237,919)
   Accumulated net realized loss  . . . . . . . . . . . . . . . . . .                   (103,434)
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . .                 45,473,643
                                                                                    ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . . .               $ 45,524,575
                                                                                    ============
NET ASSET VALUE, offering and redemption price per share
   ($45,524,575 -:- 5,076,236 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) . .                      $8.97
                                                                                           =====



The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
------------------------------------------------------------------------------------------------

                                        STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 1,163,654
      Dividends (net of foreign taxes withheld of $4,976) . . . .                        646,047
                                                                                     -----------
                                                                                       1,809,701

   Expenses (Note A):
      Management fee (Note B) . . . . . . . . . . . . . . . . . .      $   218,621
      Administrative fees (net of $7,119 not imposed) (Note B)  .           38,204
      Accounting fees (Note B)  . . . . . . . . . . . . . . . . .           20,005
      Trustees' fees (Note B) . . . . . . . . . . . . . . . . . .            9,645
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . .           36,314
      Auditing  . . . . . . . . . . . . . . . . . . . . . . . . .            8,241
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,419
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .           11,928       345,377
                                                                       -----------   -----------
   Net investment income  . . . . . . . . . . . . . . . . . . . .                      1,464,324
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized loss from:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .          (56,422)
      Foreign currency related transactions . . . . . . . . . . .          (14,258)      (70,680)
                                                                       -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .       (2,374,851)
      Foreign currency related transactions . . . . . . . . . . .              741    (2,374,110)
                                                                       -----------   -----------
   Net loss on investment transactions  . . . . . . . . . . . . .                     (2,444,790)
                                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . .                    $  (980,466)
                                                                                     ===========


The accompanying notes are an integral part of the financial statements.

                                                                            FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------
                                STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                                           ------------------------
INCREASE (DECREASE) IN NET ASSETS                                              1994         1993
---------------------------------------------------------------------------------------------------
Operations:
   Net investment income  . . . . . . . . . . . . . . . . . . . . . .    $  1,464,324  $  1,256,776
   Net realized gain (loss) from investment transactions  . . . . . .         (70,680)    3,496,626
   Net unrealized depreciation on investment transactions
      during the period . . . . . . . . . . . . . . . . . . . . . . .      (2,374,110)   (1,774,580)
                                                                         ------------  ------------
Net increase (decrease) in net assets resulting from operations . . .        (980,466)    2,978,822
                                                                         ------------  ------------
Distributions to shareholders from:
   Net investment income ($.30 and $.28 per share, respectively)  . .      (1,442,472)   (1,153,730)
                                                                         ------------  ------------
   Net realized gains from investment transactions
      ($.77 and $.23 per share, respectively) . . . . . . . . . . . .      (3,525,834)     (897,228)
                                                                         ------------  ------------
Portfolio share transactions:
   Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . .      14,384,876    12,283,985
   Net asset value of shares issued to shareholders in
      reinvestment of distributions . . . . . . . . . . . . . . . . .       4,968,306     2,050,958
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . .     (12,950,121)   (7,234,223)
                                                                         ------------  ------------
Net increase in net assets from Portfolio share transactions  . . . .       6,403,061     7,100,720
                                                                         ------------  ------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .         454,289     8,028,584
Net assets at beginning of period . . . . . . . . . . . . . . . . . .      45,070,286    37,041,702
                                                                         ------------  ------------
NET ASSETS AT END OF PERIOD (including undistributed net
   investment income of $392,285 and $366,737, respectively)  . . . .    $ 45,524,575  $ 45,070,286
                                                                         ============  ============

OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period . . . . . . . . . . . . . .       4,407,727     3,695,913
                                                                         ------------  ------------
   Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,539,383     1,226,706
   Shares issued to shareholders in reinvestment of distributions . .         532,133       207,183
   Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . .      (1,403,007)     (722,075)
                                                                         ------------  ------------
   Net increase in Portfolio shares . . . . . . . . . . . . . . . . .         668,509       711,814
                                                                         ------------  ------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . .       5,076,236     4,407,727
                                                                         ============  ============

The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                           SIX       FOR THE PERIOD
                                                                                                          MONTHS      JULY 16, 1985
                                                                                                           ENDED     (COMMENCEMENT
                                                              YEARS ENDED DECEMBER 31, (e)                DECEMBER     OF OPERATIONS
                                   ----------------------------------------------------------------------    31,        TO JUNE 30,
                                    1994     1993     1992     1991     1990     1989     1988     1987    1986(e)(f)       1986
                                   ---------------------------------------------------------------------  ---------- ---------------
Net asset value,
 beginning of period. . .          $10.23   $10.02   $ 9.85   $ 8.10   $ 8.75   $ 7.62   $ 6.88   $ 7.35    $ 7.58        $ 6.00(b)
                                   ------   ------   ------   ------   ------   ------   ------   ------    ------        ------
Income from investment
 operations:
 Net investment
   income (a) . . . . . .           .29      .30      .29      .35      .42      .40      .33      .34       .15           .31
 Net realized and
   unrealized gain (loss)
   on investment
   transactions . . . . .          (.48)     .42      .36     1.77     (.59)    1.06      .64     (.45)     (.11)         1.50
                                  ------   ------   ------   ------   ------   ------   ------   ------    ------        ------
Total from investment
 operations   . . . . . .          (.19)     .72      .65     2.12     (.17)    1.46      .97     (.11)      .04          1.81
                                  ------   ------   ------   ------   ------   ------   ------   ------    ------        ------
Less distributions from:
 Net investment
   income . . . . . . . .          (.30)    (.28)    (.29)    (.37)    (.43)    (.33)    (.23)    (.23)     (.18)         (.23)
 Net realized gains
   on investment
   transactions . . . . .          (.77)    (.23)    (.19)      --     (.05)      --       --     (.13)     (.09)           --
                                  ------   ------   ------   ------   ------   ------   ------   ------    ------        ------
Total distributions . . .         (1.07)    (.51)    (.48)    (.37)    (.48)    (.33)    (.23)    (.36)     (.27)         (.23)
                                  ------   ------   ------   ------   ------   ------   ------   ------    ------        ------
Net asset value,
 end of period  . . . . .         $ 8.97   $10.23   $10.02   $ 9.85   $ 8.10   $ 8.75   $ 7.62   $ 6.88    $ 7.35        $ 7.58
                                  ======   ======   ======   ======   ======   ======   ======   ======    ======        ======
TOTAL RETURN (%)  . . . .         (2.05)    7.45     6.96    26.93    (1.91)   19.50    14.21    (1.68)      .46(d)      30.60(d)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions). . .            46       45       37       25       16       18       11       12         1            --
Ratio of operating
 expenses, net to
 average net
 assets (%) (a)   . . . .           .75      .75      .75      .75      .75      .75      .75      .75       .75(c)        .60(c)
Ratio of net investment
 income to average
 net assets (%)   . . . .          3.19     3.01     3.01     4.00     5.15     4.74     4.48     4.42      4.20(c)       4.87(c)
Portfolio turnover
 rate (%)   . . . . . . .        101.64   133.95*   51.66    62.03    49.03    77.98   109.95   111.00     28.86(c)      64.12(c)

(a) Portion of expenses
    reimbursed (Note B)          $   --   $   --   $   --   $  .01   $   --   $  .01   $  .03   $  .03    $  .17        $  .80
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.
  * On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the
    Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk.  The portfolio turnover rate increased due to implementing the present investment objective.  Financial highlights for the nine periods ended December 31, 1993 should not be considered representative of the present Portfolio.

GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1994
---------------------------------------------------------------------------------------------------------------------
                              % of         Principal                                                  Market
                           Portfolio      Amount ($)                                                 Value ($)
---------------------------------------------------------------------------------------------------------------------
                              2.9%      REPURCHASE AGREEMENT
                                        -----------------------------------------------------------------------------
                                          598,000   Repurchase Agreement with Donaldson, Lufkin &
                                                     Jenrette dated 12/30/94 at 5.875%, to be
                                                     repurchased at $598,390 on 1/3/95, collateralized
                                                     by a $557,000 U.S. Treasury Bond, 9.125%, 5/15/09
                                                    (Cost $598,000) . .. . . . . . . . . . . . . . . . .      598,000
                                                                                                            ---------
                                        -----------------------------------------------------------------------------
                              7.3%      COMMERCIAL PAPER
                                        -----------------------------------------------------------------------------
                                        1,000,000   American Express Credit Corp., 5.755%, 1/3/95 . . .     1,000,000
                                          500,000   General Electric Capital Corp., 5.005%, 1/6/95  . .       500,000
                                                                                                            ---------
                                                    TOTAL COMMERCIAL PAPER (Cost $1,500,000)  . . . . .     1,500,000
                                                                                                            ---------
                                        -----------------------------------------------------------------------------
                              0.5%      CONVERTIBLE BONDS
                                        -----------------------------------------------------------------------------
FINANCIAL
Banks                         0.2%         25,000   Credit Suisse, 4.875%, 11/19/02  . . . . . . . . . .       33,125
                                                                                                            ---------
Other Financial
Companies                     0.3%         40,000   First Financial Management, 5%, 12/15/99   . . . . .       42,200
                                           21,000   Jardine Strategic Holdings, 7.5%, 5/7/49  . . .  . .       23,940
                                                                                                            ---------
                                                                                                               66,140
                                                                                                            ---------
                                                    TOTAL CONVERTIBLE BONDS (Cost $96,350)  . . . .  . .       99,265
                                                                                                            ---------
                                        -----------------------------------------------------------------------------
                              4.3%      CONVERTIBLE PREFERRED STOCKS
                                        -----------------------------------------------------------------------------
                                         Shares
                                        -----------------------------------------------------------------------------
HEALTH                        1.3%
Health Industry Services                   11,300   FHP International Corp., Series A, 5%  . . . . . . .      276,850
                                                                                                            ---------
SERVICE INDUSTRIES            1.3%
EDP Services                                4,700   General Motors Corp., Series C, Cum. $3.25
                                                     (convertible into GM "E") . . . . . . . . . . . . .      269,662
                                                                                                            ---------
DURABLES                      0.9%
Automobiles                                 2,100   Ford Motor Co., Series A, Cum. $4.20   . . . . . . .      193,200
                                                                                                            ---------
MANUFACTURING                 0.8%
Containers & Paper            0.7%          5,000   Boise Cascade Corp. "E", Cum. $1.79  . . . . . . . .      133,125
                                                                                                            ---------
Industrial Specialty          0.1%            500   Corning Inc., 6%   . . . . . . . . . . . . . . . . .       23,375
                                                                                                            ---------
                                                    TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $920,649) .      896,212
                                                                                                            ---------
                                        -----------------------------------------------------------------------------
                             85.0%      COMMON STOCKS
                                        -----------------------------------------------------------------------------
CONSUMER DISCRETIONARY        3.6%
Department &
Chain Stores                                6,800   Edison Brothers Stores, Inc.   . . . . . . . . . . .      125,800
                                            3,800   J.C. Penney Inc.   . . . . . . . . . . . . . . . . .      169,575
                                           10,300   Rite Aid Corp.   . . . . . . . . . . . . . . . . . .      240,763
                                            4,500   Sears, Roebuck & Co. . . . . . . . . . . . . . . . .      207,000
                                                                                                            ---------
                                                                                                              743,138
                                                                                                            ---------



The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                              % of                                                                       Market
                           Portfolio        Shares                                                     Value ($)
----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES              9.3%
  Alcohol & Tobacco           2.8%          3,500   American Brands Inc.   . . . . . . . . . . . .       131,250
                                            4,500   Anheuser Busch Companies, Inc.  . . . . . . . .      228,937
                                            3,800   Philip Morris Companies Inc.  . . . . . . . . .      218,500
                                                                                                      ----------
                                                                                                         578,687
                                                                                                      ----------
  Food & Beverage             3.6%          4,800   General Mills, Inc.  . . . . . . . . . . . . .       273,600
                                            7,900   H.J. Heinz Co.  . . . . . . . . . . . . . . . .      290,325
                                            6,000   Quaker Oats Co.   . . . . . . . . . . . . . . .      184,500
                                                                                                      ----------
                                                                                                         748,425
                                                                                                      ----------
  Package Goods/
  Cosmetics                   2.9%          4,600   Avon Products  . . . . . . . . . . . . . . . .       274,850
                                            1,400   Clorox Co.  . . . . . . . . . . . . . . . . . .       82,425
                                            6,400   Tambrands Inc.  . . . . . . . . . . . . . . . .      247,200
                                                                                                      ----------
                                                                                                         604,475
                                                                                                      ----------
HEALTH                       11.5%
  Health Industry
  Services                    0.5%          3,000   McKesson Corp.   . . . . . . . . . . . . . . .        97,875
                                                                                                      ----------
  Pharmaceuticals            11.0%          4,000   American Home Products Corp.   . . . . . . . .       251,000
                                           14,700   Baxter International Inc.   . . . . . . . . . .      415,275
                                            3,600   Bristol-Myers Squibb Co.  . . . . . . . . . . .      208,350
                                            4,700   Carter-Wallace Inc.   . . . . . . . . . . . . .       61,100
                                            7,500   Eli Lilly Co.   . . . . . . . . . . . . . . . .      492,188
                                            4,000   Schering-Plough Corp.   . . . . . . . . . . . .      296,000
                                            3,400   Smithkline-Beecham PLC (ADR)  . . . . . . . . .      116,450
                                            4,700   Warner-Lambert Co.  . . . . . . . . . . . . . .      361,900
                                            5,600   Zeneca Group PLC  . . . . . . . . . . . . . . .       76,989
                                                                                                      ----------
                                                                                                       2,279,252
                                                                                                      ----------
COMMUNICATIONS                4.7%
  Telephone/                               12,900   Alltel Corp.   . . . . . . . . . . . . . . . .       388,612
  Communications                            3,600   Compania Telefonica Nacional de Espana SA (ADR)      126,450
                                            2,300   Compania de Telefonos de Chile, SA (ADR)  . . .      181,125
                                            9,300   Hong Kong Telecommunications Ltd. (ADR)   . . .      177,862
                                              800   Telecom Argentina S.A. "B" (ADR)  . . . . . . .       41,400
                                              900   Telefonica de Argentina (ADR)   . . . . . . . .       47,700
                                                                                                      ----------
                                                                                                         963,149
                                                                                                      ----------
FINANCIAL                    13.9%
  Banks                       5.5%          6,400   Chemical Banking Corp.   . . . . . . . . . . .       229,600
                                           11,400   CoreStates Financial Corp.  . . . . . . . . . .      296,400
                                           10,800   First Bank System Inc.  . . . . . . . . . . . .      359,100
                                            4,400   J.P. Morgan & Co., Inc.   . . . . . . . . . . .      246,400
                                                                                                      ----------
                                                                                                       1,131,500
                                                                                                      ----------
  Insurance                   2.0%          5,200   EXEL, Ltd.   . . . . . . . . . . . . . . . . .       205,400
                                            6,200   Lincoln National Corp.  . . . . . . . . . . . .      217,000
                                                                                                      ----------
                                                                                                         422,400
                                                                                                      ----------
  Other Financial
  Companies                   1.9%         13,100   Great Western Financial Corp.  . . . . . . . .       209,600
                                            5,500   Student Loan Marketing Association  . . . . . .      178,750
                                                                                                      ----------
                                                                                                         388,350
                                                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                                                                         INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                              % of                                                                     Market
                           Portfolio      Shares                                                     Value ($)
--------------------------------------------------------------------------------------------------------------
     Real Estate              4.5%        9,100   Health Care Property Investment Inc. (REIT)  .       274,137
                                          6,800   McArthur/Glen Realty Corp. (REIT)   . . . . . .      112,200
                                          9,900   Meditrust SBI (REIT)  . . . . . . . . . . . . .      299,475
                                          7,000   Nationwide Health Properties Inc. (REIT)  . . .      250,250
                                                                                                     ---------
                                                                                                       936,062
                                                                                                     ---------
SERVICE INDUSTRIES            1.4%
     Miscellaneous
     Commercial Services      0.5%        4,200   Fleming Companies Inc.   . . . . . . . . . . .        97,650
                                                                                                     ---------
     Miscellaneous
     Consumer Services        0.4%        2,600   H & R Block Inc.   . . . . . . . . . . . . . .        96,525
                                                                                                     ---------
     Printing/Publishing      0.5%        3,900   Deluxe Corp.   . . . . . . . . . . . . . . . .       103,350
                                                                                                     ---------
DURABLES                      7.7%
     Aerospace                6.4%        2,600   AAR Corp.  . . . . . . . . . . . . . . . . . .        34,775
                                          3,400   Lockheed Corp.  . . . . . . . . . . . . . . . .      246,925
                                          7,000   Rockwell International Corp.  . . . . . . . . .      250,250
                                         10,000   Thiokol Corp.   . . . . . . . . . . . . . . . .      278,750
                                          8,100   United Technologies Corp.   . . . . . . . . . .      509,288
                                                                                                     ---------
                                                                                                     1,319,988
                                                                                                     ---------
     Automobiles              1.3%        7,200   Dana Corp.   . . . . . . . . . . . . . . . . .       168,300
                                          1,900   Eaton Corp.   . . . . . . . . . . . . . . . . .       94,050
                                                                                                     ---------
                                                                                                       262,350
                                                                                                     ---------
MANUFACTURING                15.3%
     Chemicals                3.5%        2,700   Dow Chemical Co.   . . . . . . . . . . . . . .       181,575
                                          5,200   E.I. du Pont de Nemours & Co.   . . . . . . . .      292,500
                                         10,000   Lyondell Petrochemical Co.  . . . . . . . . . .      258,750
                                                                                                     ---------
                                                                                                       732,825
                                                                                                     ---------
     Containers & Paper       3.4%        7,400   Boise Cascade Corp.  . . . . . . . . . . . . .       197,950
                                          7,000   Federal Paper Board Co., Inc.   . . . . . . . .      203,000
                                          3,000   Kimberly Clark de Mexico S.A. "A" (ADR)   . . .       69,750
                                          4,800   Kimberly-Clark Corp.  . . . . . . . . . . . . .      242,400
                                                                                                     ---------
                                                                                                       713,100
     Diversified                                                                                     ---------
     Manufacturing            1.9%        5,100   Dresser Industries Inc.  . . . . . . . . . . .        96,262
                                          4,400   TRW Inc.  . . . . . . . . . . . . . . . . . . .      290,400
                                                                                                     ---------
                                                                                                       386,662
                                                                                                     ---------
     Electrical Products      0.8%        2,500   Thomas & Betts Corp.   . . . . . . . . . . . .       167,813
                                                                                                     ---------
     Machinery/
     Components/Controls      1.9%        4,300   Parker-Hannifin Group  . . . . . . . . . . . .       195,650
                                          5,700   Timken Co.  . . . . . . . . . . . . . . . . . .      200,925
                                                                                                     ---------
                                                                                                       396,575
                                                                                                     ---------
     Office Equipment/
     Supplies                 1.7%        3,500   Xerox Corp.  . . . . . . . . . . . . . . . . .       346,500
                                                                                                     ---------
     Specialty Chemicals      2.1%        6,200   Betz Laboratories Inc.   . . . . . . . . . . .       274,350
                                          6,200   Witco Corp.   . . . . . . . . . . . . . . . . .      152,675
                                                                                                     ---------
                                                                                                       427,025
                                                                                                     ---------
TECHNOLOGY                    0.4%
     Military Electronics                 2,100   E-Systems, Inc.  . . . . . . . . . . . . . . .        87,412
                                                                                                     ---------


The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                              % of                                                                        Market
                            Portfolio      Shares                                                        Value ($)
-------------------------------------------------------------------------------------------------------------------
ENERGY                       11.4%
     Engineering              1.4%         11,300   McDermott International Inc.   . . . . . . . .         279,675
                                                                                                        ----------
     Oil & Gas Production     0.6%          3,400   Louisiana Land & Exploration Co. . . . . . . .         123,675
                                                                                                        ----------
     Oil Companies            7.9%            200   Amoco Corp.  . . . . . . . . . . . . . . . . .          11,825
                                            3,600   Exxon Corp.  . . . . . . . . . . . . . . . . .         218,700
                                            7,000   Murphy Oil Corp. . . . . . . . . . . . . . . .         297,500
                                            4,700   Pennzoil Co. . . . . . . . . . . . . . . . . .         207,388
                                            3,200   Repsol SA (ADR)  . . . . . . . . . . . . . . .          87,200
                                            2,100   Royal Dutch Petroleum Co. (New York shares). .         225,750
                                            5,548   Societe Nationale Elf Aquitaine (ADR)  . . . .         195,567
                                            7,100   Total SA (ADR) . . . . . . . . . . . . . . . .         209,450
                                            8,600   YPF SA "D" (ADR) . . . . . . . . . . . . . . .         183,825
                                                                                                        ----------
                                                                                                         1,637,205
                                                                                                        ----------
     Oil/Gas Transmission     0.4%          2,900   El Paso Natural Gas Co.  . . . . . . . . . . .          88,450
                                                                                                        ----------
     Oilfield Services/
     Equipment                1.1%          6,700   Halliburton Co.  . . . . . . . . . . . . . . .         221,937
                                                                                                        ----------
METALS AND MINERALS           2.3%
     Steel & Metals                        12,000   Freeport McMoRan Copper & Gold, Inc. "A" . . .         255,000
                                           13,500   Oregon Steel Mills Inc.  . . . . . . . . . . .         210,938
                                                                                                        ----------
                                                                                                           465,938
                                                                                                        ----------
TRANSPORTATION                0.4%
     Marine Transportation                  3,300   Alexander & Baldwin Inc.   . . . . . . . . . .          73,425
                                                                                                        ----------
UTILITIES                     3.1%
     Electric Utilities                     6,000   CINergy Corp.  . . . . . . . . . . . . . . . .         140,250
                                            2,000   CMS Energy Corp. . . . . . . . . . . . . . . .          45,750
                                            8,200   Centerior Energy Corp. . . . . . . . . . . . .          72,775
                                            2,100   Empresa Nacional de Electricidad SA (ADR)  . .          85,050
                                              900   PacifiCorp.  . . . . . . . . . . . . . . . . .          16,313
                                            3,900   Pacific Gas & Electric Co. . . . . . . . . . .          95,063
                                              100   Southern Company . . . . . . . . . . . . . . .           2,000
                                            7,900   Unicom Corp. . . . . . . . . . . . . . . . . .         189,600
                                                                                                        ----------
                                                                                                           646,801
                                                                                                        ----------
                                                     TOTAL COMMON STOCKS (Cost $17,874,439)  . . .      17,568,194
                                                                                                        ----------
-------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                     (Cost $20,989,438)(a) . . . . . . . . . . . .      20,661,671
                                                                                                        ==========
-------------------------------------------------------------------------------------------------------------------

    (a)   At December 31, 1994, the net unrealized depreciation on investments based on cost for federal income tax purposes of $21,010,030 was as follows:

          Aggregate gross unrealized appreciation for all investments in which there is an
              excess of market value over tax cost . . . . . . . . . . . . . . . . . . . . . . . .      $  365,754

          Aggregate gross  unrealized depreciation for all investments in which there is an
              excess of tax cost over market value . . . . . . . . . . . . . . . . . . . . . . . .        (714,113)
                                                                                                        ----------
          Net unrealized depreciation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ (348,359)
                                                                                                        ==========
-------------------------------------------------------------------------------------------------------------------
          Purchases  and sales of investment securities (excluding short-term investments), for the period May 2, 1994 (commencement of operations) to December 31, 1994, aggregated
          $20,678,084 and $1,912,191, respectively.

The accompanying notes are an integral part of the financial statements.

                                                                          FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1994
----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $20,989,438) (Note A) . .                  $20,661,671
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          609
Receivables:
   Investments sold . . . . . . . . . . . . . . . . . . . . . . .                      126,754
   Dividends and interest . . . . . . . . . . . . . . . . . . . .                       66,596
   Portfolio shares sold  . . . . . . . . . . . . . . . . . . . .                       38,675
                                                                                   -----------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . .                   20,894,305
LIABILITIES
Payables:
   Investments purchased  . . . . . . . . . . . . . . . . . . . .      $793,868
   Due to Adviser (Note B)  . . . . . . . . . . . . . . . . . . .        12,027
   Accrued expenses (Note B)  . . . . . . . . . . . . . . . . . .        13,568
                                                                       --------
      Total liabilities . . . . . . . . . . . . . . . . . . . . .                      819,463
                                                                                   -----------
Net assets, at market value . . . . . . . . . . . . . . . . . . .                  $20,074,842
                                                                                   ===========
NET ASSETS
Net assets consist of:
   Undistributed net investment income  . . . . . . . . . . . . .                  $   164,132
   Unrealized depreciation on investments . . . . . . . . . . . .                     (327,767)
   Accumulated net realized gain  . . . . . . . . . . . . . . . .                      125,538
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . .                   20,112,939
                                                                                   -----------
Net assets, at market value . . . . . . . . . . . . . . . . . . .                  $20,074,842
                                                                                   ===========
NET ASSET VALUE, offering and redemption price per share
   ($20,074,842 -:- 3,204,882 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                        $6.26
                                                                                         =====


The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------
                                  STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------
FOR THE PERIOD MAY 2, 1994
(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $3,279) . . . .                   $    242,508
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . .                         60,432
                                                                                    ------------
                                                                                         302,940
   Expenses (Note A):
      Management fee (Note B) . . . . . . . . . . . . . . . . . .      $    32,724
      Administrative fees (Note B)  . . . . . . . . . . . . . . .           25,179
      Accounting fees (Note B)  . . . . . . . . . . . . . . . . .           14,437
      Trustees' fees (Note B) . . . . . . . . . . . . . . . . . .            4,498
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . .           19,912
      Auditing  . . . . . . . . . . . . . . . . . . . . . . . . .            3,918
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . .              162
      Federal registration  . . . . . . . . . . . . . . . . . . .            6,976
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,429
                                                                       -----------
      Total expenses before waivers . . . . . . . . . . . . . . .          112,235
      Waived expenses by the Adviser (Note B) . . . . . . . . . .          (60,313)
                                                                       -----------
      Expenses, net . . . . . . . . . . . . . . . . . . . . . . .                         51,922
                                                                                    ------------
   Net investment income  . . . . . . . . . . . . . . . . . . . .                        251,018
                                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .          125,538
      Foreign currency related transactions . . . . . . . . . . .             (773)      124,765
                                                                       -----------
   Net unrealized depreciation on investments during the period .                       (327,767)
                                                                                    ------------
   Net loss on investment transactions  . . . . . . . . . . . . .                       (203,002)
                                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . .                   $     48,016
                                                                                    ============

The accompanying notes are an integral part of the financial statements.

                                                                                         FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------------
                                STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                                                               MAY 2, 1994
                                                                                             (COMMENCEMENT
                                                                                            OF OPERATIONS) TO
                                                                                               DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                                  1994
-------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     251,018
   Net realized gain from investment transactions . . . . . . . . . . . . . . . . . . . . . .         124,765
   Net unrealized depreciation on investment transactions during the period . . . . . . . . .        (327,767)
                                                                                                -------------
Net increase in net assets resulting from operations  . . . . . . . . . . . . . . . . . . . .          48,016
                                                                                                -------------
Distributions to shareholders from net investment income ($0.04 per share)  . . . . . . . . .         (86,114)
                                                                                                -------------
Portfolio share transactions:
   Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22,441,709
   Net asset value of shares issued to shareholders in reinvestment of distributions  . . . .          86,114
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,415,483)
                                                                                                -------------
Net increase in net assets from Portfolio share transactions  . . . . . . . . . . . . . . . .      20,112,340
                                                                                                -------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20,074,242
Net assets at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             600
                                                                                                -------------
NET ASSETS AT END OF PERIOD (including undistributed net investment income of $164,132) . . .   $  20,074,842
                                                                                                =============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . .             100
                                                                                                -------------
   Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,576,097
   Shares issued to shareholders in reinvestment of distributions . . . . . . . . . . . . . .          13,561
   Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (384,876)
                                                                                                -------------
   Net increase in Portfolio shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,204,782
                                                                                                -------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,204,882
                                                                                                =============

The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (E) AND OTHER PERFORMANCE
INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                 For the Period
                                                                                                  May 2, 1994
                                                                                                 (commencement
                                                                                                 of operations)
                                                                                                 to December 31,
                                                                                                     1994
                                                                                                 ---------------
Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 6.00(b)
                                                                                                      ------
Income from investment operations:
 Net investment income (a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .13
 Net realized and unrealized gain (loss) on investment transactions   . . . . . . . . . . . .            .17(f)
                                                                                                      ------
Total from investment operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .30
                                                                                                      ------
Less distributions from net investment income . . . . . . . . . . . . . . . . . . . . . . . .           (.04)
                                                                                                      ------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 6.26
                                                                                                      ======
TOTAL RETURN (%)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4.91(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)  . . . . . . . . . . . . . . . . . . . . . . . . . . .             20
Ratio of operating expenses, net to average net assets (%) (a)  . . . . . . . . . . . . . . .            .75(c)
Ratio of net investment income to average net assets (%)  . . . . . . . . . . . . . . . . . .           3.63(c)
Portfolio turnover rate (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          28.41(c)

(a) Portion of expenses waived (Note B)   . . . . . . . . . . . . . . . . . . . . . . . . . .         $  .03
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts have been calculated using the monthly average shares outstanding during the period method.
(f) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of Portfolio shares in relation to fluctuating market values during the period.

CAPITAL GROWTH PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1994
---------------------------------------------------------------------------------------------------------------------------
                              % of      Principal                                                                 Market
                           Portfolio   Amount ($)                                                                Value ($)
---------------------------------------------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------------
                              4.8%             REPURCHASE AGREEMENT
                                       ------------------------------------------------------------------------------------
                                       12,504,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/30/94 at 5.875%, to be repurchased at
                                                     $12,512,162 on 1/3/95, collateralized by a $12,740,000
                                                     U.S. Treasury Note, 6.875%, 7/31/99 (Cost $12,504,000)      12,504,000
                                                                                                                 ----------
                                       ------------------------------------------------------------------------------------
                              0.3%             CONVERTIBLE BONDS
                                       ------------------------------------------------------------------------------------
FINANCIAL
   Banks                                1,000,000  Banco Nacional de Mexico, 7%, 12/15/99
                                                     (Cost $1,226,250)  . . . . . . . . . . . . . . . . . . .      795,000
                                                                                                                ----------
                                       ------------------------------------------------------------------------------------
                              2.2%             CONVERTIBLE PREFERRED STOCKS
                                       ------------------------------------------------------------------------------------
                                         Shares
                                       ------------------------------------------------------------------------------------
DURABLES
   Automobiles                             43,000  Chrysler Corp., $4.625 (Cost $5,490,623)   . . . . . . . .     5,901,750
                                                                                                                -----------
                                       ------------------------------------------------------------------------------------
                              0.3%             PREFERRED STOCKS
                                       ------------------------------------------------------------------------------------
FINANCIAL
   Banks                                    8,000  First Nationwide Bank, non-cum. 11.5% (Cost $808,000). . .       783,000
                                                                                                                -----------
                                       ------------------------------------------------------------------------------------
                             90.9%             COMMON STOCKS
                                       ------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY       14.6%
   Apparel & Shoes            0.6%         46,200  Jones Apparel Group, Inc.*   . . . . . . . . . . . . . . .     1,189,650
                                           15,600  Luxottica Group SpA (ADR)  . . . . . . . . . . . . . . . .       532,350
                                                                                                                 ----------
                                                                                                                  1,722,000
                                                                                                                 ----------
   Department &
   Chain Stores               2.8%        241,500  Charming Shoppes Inc.  . . . . . . . . . . . . . . . . . .     1,599,937
                                           55,200  Consolidated Stores Corp.* . . . . . . . . . . . . . . . .     1,028,100
                                          144,000  Filene's Basement Corp.* . . . . . . . . . . . . . . . . .       666,000
                                           55,600  Fred Meyer Inc.* . . . . . . . . . . . . . . . . . . . . .     1,709,700
                                           40,000  Limited Inc. . . . . . . . . . . . . . . . . . . . . . . .       725,000
                                           71,700  Wal-Mart Stores Inc. . . . . . . . . . . . . . . . . . . .     1,523,625
                                                                                                                 ----------
                                                                                                                  7,252,362
                                                                                                                 ----------
   Hotels & Casinos           5.3%        108,000  Carnival Corp., Class A  . . . . . . . . . . . . . . . . .     2,295,000
                                          122,100  Circus Circus Enterprises Inc.*  . . . . . . . . . . . . .     2,838,825
                                            5,000  Club Mediterranee* . . . . . . . . . . . . . . . . . . . .       418,461
                                          146,750  Mirage Resorts Inc.* . . . . . . . . . . . . . . . . . . .     3,008,375
                                           58,500  President Riverboat Casinos* . . . . . . . . . . . . . . .       519,188
                                           55,200  Promus Companies Inc.* . . . . . . . . . . . . . . . . . .     1,711,200
                                           88,200  Royal Caribbean Cruises Ltd. . . . . . . . . . . . . . . .     2,513,700
                                           40,400  Station Casinos Inc.*  . . . . . . . . . . . . . . . . . .       525,200
                                                                                                                 ----------
                                                                                                                 13,829,949
                                                                                                                 ----------
   Recreational Products      2.8%        112,000  Acclaim Entertainment Inc.*  . . . . . . . . . . . . . . .     1,610,000
                                           38,200  Bally Gaming International Inc.*   . . . . . . . . . . . .       405,875
                                          111,800  Electronic Arts Inc.*  . . . . . . . . . . . . . . . . . .     2,152,150
                                          202,800  International Game Technology Inc. . . . . . . . . . . . .     3,143,400
                                                                                                                 ----------
                                                                                                                  7,311,425
                                                                                                                 ----------

The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                              % of                                                                       Market
                            Portfolio       Shares                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------
        Specialty Retail      3.1%         196,800   Fingerhut Companies, Inc.   . . . . . . . . . .    3,050,400
                                            95,000   Home Shopping Network Inc.*   . . . . . . . . .      950,000
                                           104,300   Intelligent Electronics, Inc.   . . . . . . . .      834,400
                                            40,000   Spiegel Inc. "A"  . . . . . . . . . . . . . . .      405,000
                                            96,000   Toys "R" Us Inc.*   . . . . . . . . . . . . . .    2,928,000
                                                                                                       ----------
                                                                                                        8,167,800
                                                                                                       ----------

CONSUMER STAPLES              1.2%

        Food & Beverage       0.9%          72,000   Panamerican Beverages Inc. "A"  . . . . . . . .    2,277,000
                                                                                                       ----------
        Package Goods/
        Cosmetics             0.3%          56,600   American Safety Razor Co.* .  . . . . . . . . .      778,250
                                                                                                       ----------

HEALTH                        7.3%

        Biotechnology         0.7%          44,000   Biogen Inc.*    . . . . . . . . . . . . . . . .    1,837,000
                                                                                                       ----------
        Health Industry
        Services              1.6%          52,000   Beverly Enterprises Inc.*   . . . . . . . . . .      747,500
                                            40,000   U.S. HealthCare, Inc.   . . . . . . . . . . . .    1,650,000
                                            40,000   United Healthcare Corp.   . . . . . . . . . . .    1,805,000
                                                                                                       ----------
                                                                                                        4,202,500
                                                                                                       ----------
        Hospital Management   0.6%          40,000   Columbia/HCA Healthcare Corp.   . . . . . . . .    1,460,000
                                                                                                       ----------
        Medical Supply &
        Specialty             0.0%           3,500   Sunrise Medical, Inc.*  . . . . . . . . . . . .       96,688
                                                                                                       ----------
        Pharmaceuticals       4.4%           7,500   Astra AB "A" (Free)   . . . . . . . . . . . . .      193,795
                                           171,050   Astra AB "B" (Free)   . . . . . . . . . . . . .    4,362,258
                                            55,000   Baxter International Inc.   . . . . . . . . . .    1,553,750
                                            80,000   Carter-Wallace Inc.   . . . . . . . . . . . . .    1,040,000
                                             1,300   Schering AG   . . . . . . . . . . . . . . . . .      853,215
                                            27,000   Schering-Plough Corp.   . . . . . . . . . . . .    1,998,000
                                            20,000   Warner-Lambert Co.  . . . . . . . . . . . . . .    1,540,000
                                                                                                       ----------
                                                                                                       11,541,018
                                                                                                       ----------
COMMUNICATIONS               12.5%

        Cellular Telephone    2.3%          63,000   AirTouch Communications, Inc.*    . . . . . . .    1,834,875
                                            52,175   Associated Group, Inc. "A"*   . . . . . . . . .    1,226,112
                                            52,175   Associated Group, Inc. "B"*   . . . . . . . . .    1,226,112
                                            27,500   Grupo Iusacell S.A. de CV "L" (ADR)*  . . . . .      512,187
                                            84,000   NEXTEL Communications Inc. "A"*   . . . . . . .    1,207,500
                                                                                                       ----------
                                                                                                        6,006,786
                                                                                                       ----------
        Telephone/
        Communications       10.2%         110,800   American Telephone & Telegraph Co.    . . . . .    5,567,700
                                           186,900   Century Telephone Enterprises   . . . . . . . .    5,513,550
                                             7,900   Indonesia Satellite Corp. (ADR)*  . . . . . . .      282,425
                                            60,000   Mobile Telecommunications Technology Corp.*   .    1,170,000
                                               305   Nippon Telegraph & Telephone Corp.  . . . . . .    2,697,029
                                            75,132   Southwestern Bell Corp.   . . . . . . . . . . .    3,033,455
                                            31,800   Telecom Argentina S.A. "B" (ADR)  . . . . . . .    1,645,650
                                         3,402,000   Telecomunicacoes de Sao Paulo S.A. (pfd.)   . .      483,992
                                            36,000   Telefonica de Argentina (ADR)   . . . . . . . .    1,908,000
                                            96,000   Telephone & Data Systems, Inc.  . . . . . . . .    4,428,000
                                                                                                       ----------
                                                                                                       26,729,801
                                                                                                       ----------




        The accompanying notes are an integral part of the financial statements.

                                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                              % of                                                                           Market
                           Portfolio           Shares                                                      Value ($)
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL                     9.6%
     Banks                    2.8%              40,000   Chemical Banking Corp.  . . . . . . . . . . . .    1,435,000
                                                40,000   Citicorp  . . . . . . . . . . . . . . . . . . .    1,655,000
                                                16,875   First Commerce Corp.  . . . . . . . . . . . . .      371,250
                                                 2,000   First Empire State Corp.  . . . . . . . . . . .      272,000
                                                40,000   GP Financial Corp.  . . . . . . . . . . . . . .      825,000
                                               103,000   MBNA Corp.  . . . . . . . . . . . . . . . . . .    2,407,625
                                                 9,000   Mercantile Bancorporation Inc.  . . . . . . . .      281,250
                                                                                                          -----------
                                                                                                            7,247,125
                                                                                                          -----------
     Insurance                4.8%              36,000   AMBAC Inc.  . . . . . . . . . . . . . . . . . .    1,341,000
                                                60,000   EXEL, Ltd.  . . . . . . . . . . . . . . . . . .    2,370,000
                                                31,300   General Re Corp.  . . . . . . . . . . . . . . .    3,873,375
                                                37,800   Liberty Corp.   . . . . . . . . . . . . . . . .      959,175
                                                20,000   MBIA Inc.   . . . . . . . . . . . . . . . . . .    1,122,500
                                                52,500   Mid Ocean Limited*  . . . . . . . . . . . . . .    1,430,625
                                               125,000   Western National Corp.  . . . . . . . . . . . .    1,609,375
                                                                                                          -----------
                                                                                                           12,706,050
                                                                                                          -----------
     Other Financial
     Companies                1.4%              44,000   Federal National Mortgage Association   . . . .    3,206,500
                                                 9,000   Nichiei Co., Ltd.   . . . . . . . . . . . . . .      578,139
                                                                                                          -----------
                                                                                                            3,784,639
                                                                                                          -----------
     Real Estate              0.6%             115,000   Price Enterprises, Inc.*  . . . . . . . . . . .    1,480,625
                                                                                                          -----------
MEDIA                        17.7%
     Broadcasting &
     Entertainment            6.6%              52,000   BET Holdings Inc. "A"*  . . . . . . . . . . . .      786,500
                                                32,800   Jacor Communications, Inc. "A"*   . . . . . . .      434,600
                                                23,500   Savoy Pictures Entertainment Inc.*  . . . . . .      152,750
                                               368,700   Time Warner Inc.  . . . . . . . . . . . . . . .   12,950,588
                                                 4,000   Viacom Inc. "A"*  . . . . . . . . . . . . . . .      166,500
                                                69,207   Viacom Inc. "B"*  . . . . . . . . . . . . . . .    2,811,534
                                                50,000   Viacom Inc. Rights*   . . . . . . . . . . . . .       56,250
                                                                                                          -----------
                                                                                                           17,358,722
                                                                                                          -----------
     Cable Television        10.8%             622,850   Comcast Corp. (Special) "A"   . . . . . . . . .    9,770,959
                                               535,000   Rogers Communications Inc. "B"*   . . . . . . .    7,151,132
                                               518,307   Tele-Communications Inc. "A"*   . . . . . . . .   11,273,177
                                                                                                          -----------
                                                                                                           28,195,268
                                                                                                          -----------
     Print Media              0.3%              14,300   Scholastic Corp.* . . . . . . . . . . . . . . .      729,300
                                                                                                          -----------
SERVICE INDUSTRIES            0.6%
     Investment                                 42,000   Franklin Resources Inc.   . . . . . . . . . . .    1,496,250
                                                                                                          -----------
DURABLES                      4.5%
     Automobiles              2.4%              44,000   Autoliv AB (Free)*    . . . . . . . . . . . . .    1,693,549
                                                60,000   Collins & Aikman Corp.*   . . . . . . . . . . .      510,000
                                               151,200   Ford Motor Co.  . . . . . . . . . . . . . . . .    4,233,600
                                                                                                          -----------
                                                                                                            6,437,149
                                                                                                          -----------

The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------
                            % of                                                                  Market
                         Portfolio  Shares                                                       Value ($)
----------------------------------------------------------------------------------------------------------
     Telecommunications
     Equipment                1.9%   40,000   DSC Communications Corp.*  . . . . . . . . . .     1,435,000
                                     22,000   Nokia AB Oy (ADR)   . . . . . . . . . . . . . .    1,650,000
                                     12,600   Nokia AB Oy (Preference)*   . . . . . . . . . .    1,856,696
                                                                                                 ---------
                                                                                                 4,941,696
                                                                                                 ---------
     Tires                    0.2%   20,000   Cooper Tire & Rubber Co.   . . . . . . . . . .       472,500
                                                                                                 ---------
MANUFACTURING                 2.3%

     Containers & Paper       0.6%   92,000   Stone Container Corp.*   . . . . . . . . . . .     1,587,000
                                                                                                 ---------
     Diversified
     Manufacturing            0.4%   60,000   Canadian Pacific Ltd.  . . . . . . . . . . . .       900,000
                                                                                                 ---------
     Electrical Products      1.1%  100,000   Philips NV (New York shares)   . . . . . . . .     2,937,500
                                                                                                 ---------
     Machinery/
     Components/Controls      0.2%   35,000   Daewoo Heavy Industries Ltd.*  . . . . . . . .       545,213
                                        700   Daewoo Heavy Industries Ltd. (New(b))*  . . . .       10,993
                                                                                                 ---------
                                                                                                   556,206
                                                                                                 ---------
TECHNOLOGY                    9.1%

     Computer Software        2.7%   52,600   Informix Corp.*  . . . . . . . . . . . . . . .     1,689,775
                                     74,150   Microsoft Corp.*  . . . . . . . . . . . . . . .    4,532,419
                                      1,400   SAP AG  . . . . . . . . . . . . . . . . . . . .      926,075
                                                                                                 ---------
                                                                                                 7,148,269
                                                                                                 ---------
     Diverse Electronic
     Products                 1.0%   46,000   Motorola Inc.  . . . . . . . . . . . . . . . .     2,662,250
                                                                                                 ---------
     EDP Peripherals          0.6%   60,000   Adaptec Inc.*  . . . . . . . . . . . . . . . .     1,417,500
                                                                                                 ---------
     Electronic Components/
     Distributors             1.5%   41,000   Kyocera Corp.  . . . . . . . . . . . . . . . .     3,041,152
                                      2,000   Kyocera Corp. (ADR)   . . . . . . . . . . . . .      298,000
                                        371   Samsung Electronics Co., Ltd. (GDS)   . . . . .       22,770
                                      4,202   Samsung Electronics Co., Ltd.(a)  . . . . . . .      620,668
                                        174   Samsung Electronics Co., Ltd. (New(b))(a)   . .       25,347
                                                                                                 ---------
                                                                                                 4,007,937
                                                                                                 ---------
     Electronic Data
     Processing               0.6%   20,000   International Business Machines Corp.  . . . .     1,470,000
                                                                                                 ---------
     Office/Plant
     Automation               1.1%   80,000   Cisco Systems, Inc.*   . . . . . . . . . . . .     2,810,000
                                                                                                 ---------
     Semiconductors           1.6%   40,000   Advanced Micro Devices Inc.*   . . . . . . . .       995,000
                                     50,000   Intel Corp.   . . . . . . . . . . . . . . . . .    3,193,750
                                                                                                 ---------
                                                                                                 4,188,750
                                                                                                 ---------
ENERGY                        4.3%
     Oil & Gas Production     2.0%   20,000   Anadarko Petroleum Corp.   . . . . . . . . . .       770,000
                                     40,000   Apache Corp.  . . . . . . . . . . . . . . . . .    1,000,000
                                     82,500   Perez Companc S.A. "B"  . . . . . . . . . . . .      339,883
                                     59,000   Perez Companc S.A. "B" (ADR)  . . . . . . . . .      486,750
                                     78,800   Triton Energy Corp.*  . . . . . . . . . . . . .    2,679,200
                                                                                                 ---------
                                                                                                 5,275,833
                                                                                                 ---------

The accompanying notes are an integral part of the financial statements.


                                                                                          INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------


                              % of                                                                    Market
                           Portfolio      Shares                                                    Value ($)
--------------------------------------------------------------------------------------------------------------
     Oil Companies            2.0%       40,000   Chevron Corp   . . . . . . . . . . . . . . . .     1,785,000
                                        160,000   YPF SA "D" (ADR)   . . . . . . . . . . . . . .     3,420,000
                                                                                                   -----------
                                                                                                     5,205,000
                                                                                                   -----------
     Oilfield Services/
     Equipment                0.3%      168,800   Global Marine Inc.*    . . . . . . . . . . . .       611,900
                                                                                                   -----------
METALS AND MINERALS           1.4%

     Steel & Metals                      43,200   Allegheny Ludlum Corp.   . . . . . . . . . . .       810,000
                                          7,400   Oregon Steel Mills Inc.    . . . . . . . . . .       115,625
                                         25,000   Pohang Iron & Steel Co., Ltd.  . . . . . . . .       731,250
                                        148,000   Usinas Siderurgicas de Minas Gerais
                                                    S/A (pfd.) (ADR)   . . . . . . . . . . . . .     1,961,000
                                                                                                   -----------
                                                                                                     3,617,875
                                                                                                   -----------
CONSTRUCTION                  1.6%


     Building Materials       0.7%        6,400   Mannesmann AG (Bearer)   . . . . . . . . . . .     1,742,958
                                                                                                   -----------
     Building Products        0.3%       40,000   USG Corp.*   . . . . . . . . . . . . . . . . .       780,000
                                                                                                   -----------
     Homebuilding             0.6%       99,000   Hovnanian Enterprises Inc. "A"*  . . . . . . .       532,125
                                         69,900   Kaufman & Broad Home Corp. . . . . . . . . . .       899,963
                                         20,000   Toll Brothers Inc.*  . . . . . . . . . . . . .       197,500
                                                                                                   -----------
                                                                                                     1,629,588
                                                                                                   -----------
UTILITIES                     4.2%
     Electric Utilities                  20,000   CMS Energy Corp.   . . . . . . . . . . . . . .       457,500
                                         30,000   Centerior Energy Corp. . . . . . . . . . . . .       266,250
                                         10,000   Central Costanera SA (ADR) . . . . . . . . . .       265,000
                                      7,156,000   Companhia Energetica de Minas Gerais (pfd.)  .       650,545
                                         69,900   Destec Energy Inc.*  . . . . . . . . . . . . .       742,687
                                         50,000   Empresa Nacional de Electricidad SA (ADR)  . .     2,025,000
                                         30,000   Illinova Corp. . . . . . . . . . . . . . . . .       652,500
                                         25,000   Korea Electric Power Co. . . . . . . . . . . .       861,196
                                         58,000   Midlands Electricity PLC . . . . . . . . . . .       739,750
                                         50,000   National Power PLC . . . . . . . . . . . . . .       383,412
                                         99,000   Public Service Co. of New Mexico*  . . . . . .     1,287,000
                                         25,000   Shandong Huaneng Power Co. (ADR)*  . . . . . .       240,625
                                         50,000   Southern Electric PLC  . . . . . . . . . . . .       630,477
                                         30,000   TNP Enterprises Inc. . . . . . . . . . . . . .       446,250
                                         60,000   Unicom Corp. . . . . . . . . . . . . . . . . .     1,440,000
                                                                                                   -----------
                                                                                                    11,088,192
                                                                                                   -----------
                                                  TOTAL COMMON STOCKS (Cost $240,313,574) . . .    237,698,661
                                                                                                   -----------
                                      ------------------------------------------------------------------------
                              1.5%             WARRANTS
                                      ------------------------------------------------------------------------

TECHNOLOGY

     Semiconductors                     284,600   Intel Corp. Warrants (expire 3/14/98)*
                                                    (Cost $3,317,369)   . . . . . . . . . . . .      3,948,825
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                    (Cost $263,659,816)(c) . . . . . . . . . .     261,631,236
                                                                                                   ===========

--------------------------------------------------------------------------------------------------------------


        The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
*   Non-income producing security.

(a) Security valued in good faith by the Valuation Committee of the Trustees. The cost and market value of this security at December 31, 1994 aggregated $260,462 and $646,015 (.25% of net assets), respectively.

(b) New shares issued during 1994, eligible for a pro rata share of 1994 dividends.

(c) At December 31, 1994, the net unrealized depreciation on investments based on cost for federal income tax purposes of $263,612,803 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of market value
     over tax cost . . . . . . . . . . . . . . . . . . . . . . .   $ 18,361,493

    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
     over market value . . . . . . . . . . . . . . . . . . . . .    (20,343,060)
                                                                   -------------
    Net unrealized depreciation. . . . . . . . . . . . . . . . .   $ (1,981,567)
                                                                   =============
--------------------------------------------------------------------------------

    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1994, aggregated $190,827,357 and $162,561,433, respectively.













The accompanying notes are an integral part of the financial statements.

                                                                                           FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------

                                     STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $263,659,816) (Note A)  . . .                             $261,631,236
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   50,276
Receivables:
   Investments sold . . . . . . . . . . . . . . . . . . . . . . . . .                                2,981,543
   Portfolio shares sold  . . . . . . . . . . . . . . . . . . . . . .                                  561,600
   Dividends and interest . . . . . . . . . . . . . . . . . . . . . .                                  282,241
                                                                                                  ------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . .                              265,506,896
LIABILITIES
Payables:
   Investments purchased  . . . . . . . . . . . . . . . . . . . . . .           $8,801,508
   Portfolio shares redeemed  . . . . . . . . . . . . . . . . . . . .               25,873
   Due to Adviser (Note B)  . . . . . . . . . . . . . . . . . . . . .              104,624
   Accrued expenses (Note B)  . . . . . . . . . . . . . . . . . . . .               44,136
                                                                                ----------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . . .                                8,976,141
                                                                                                  ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . . .                             $256,530,755
                                                                                                  ============

NET ASSETS
Net assets consist of:
   Undistributed net investment income  . . . . . . . . . . . . . . .                             $    507,243
   Unrealized depreciation on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . . . .                               (2,028,580)
      Foreign currency related transactions . . . . . . . . . . . . .                                   (4,400)
   Accumulated net realized gain  . . . . . . . . . . . . . . . . . .                                8,707,226
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . .                              249,349,266
                                                                                                  ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . . .                             $256,530,755
                                                                                                  ============
NET ASSET VALUE, offering and redemption price per share
   ($256,530,755 -:- 20,979,934 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) . .                                   $12.23
                                                                                                        ======


The accompanying notes are an integral part of the financial statements.


CAPITAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1994
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $37,041)  . . .                   $  2,191,376
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . .                        460,519
                                                                                    ------------
                                                                                       2,651,895
   Expenses (Note A):
      Management fee (Note B) . . . . . . . . . . . . . . . . . .      $ 1,199,585
      Administrative fees (Note B)  . . . . . . . . . . . . . . .           45,253
      Accounting fees (Note B)  . . . . . . . . . . . . . . . . .           31,685
      Trustees' fees (Note B) . . . . . . . . . . . . . . . . . .           11,212
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . .           98,462
      Auditing  . . . . . . . . . . . . . . . . . . . . . . . . .           25,795
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . .           10,798
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .           33,731     1,456,521
                                                                      ------------  ------------
   Net investment income  . . . . . . . . . . . . . . . . . . . .                      1,195,374
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .        8,768,082
      Foreign currency related transactions . . . . . . . . . . .         (26,177)     8,741,905
                                                                      ------------
   Net unrealized depreciation during the period on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .     (35,951,742)
      Foreign currency related transactions . . . . . . . . . . .             (46)  (35,951,788)
                                                                      ------------  ------------
   Net loss on investment transactions  . . . . . . . . . . . . .                   (27,209,883)
                                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . .                   (26,014,509)
                                                                                    ============





The accompanying notes are an integral part of the financial statements.


                                                                                         FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------------------------
                                        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                                   YEARS ENDED DECEMBER 31,
                                                                                  --------------------------
INCREASE (DECREASE) IN NET ASSETS                                                    1994            1993
--------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . .         $  1,195,374    $    933,809
   Net realized gain from investment transactions . . . . . . . . . . .            8,741,905      23,896,099
   Net unrealized appreciation (depreciation) on investment
      transactions during the period  . . . . . . . . . . . . . . . . .          (35,951,788)     13,526,410
                                                                                -------------   ------------
Net increase (decrease) in net assets resulting from operations                  (26,014,509)     38,356,318
                                                                                -------------   ------------
Distributions to shareholders from:
   Net investment income ($0.05 and $0.07 per share, respectively). . .             (889,382)     (1,052,879)
                                                                                -------------   ------------
   Net realized gain from investment transactions
      ($1.31 and $0.27 per share, respectively) . . . . . . . . . . . .          (23,981,060)     (3,623,212)
                                                                                -------------   ------------
Portfolio share transactions:
   Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . .          157,574,508     137,863,548
   Net asset value of shares issued to shareholders in
      reinvestment of distributions . . . . . . . . . . . . . . . . . .           24,870,442       4,676,091
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . .         (131,982,527)    (86,357,046)
                                                                                -------------   ------------
Net increase in net assets from Portfolio share transactions  . . . . .           50,462,423      56,182,593
                                                                                -------------   ------------
INCREASE (DECREASE) IN NET ASSETS . . . . . . . . . . . . . . . . . . .             (422,528)     89,862,820
Net assets at beginning of period . . . . . . . . . . . . . . . . . . .          256,953,283     167,090,463
                                                                                =============   ============
NET ASSETS AT END OF PERIOD (including undistributed net
   investment income of $507,243 and $238,541, respectively). . . . . .         $256,530,755    $256,953,283
                                                                                -------------   ------------

OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period . . . . . . . . . . . . . . .           17,184,932      13,146,981
                                                                                -------------   ------------
   Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12,319,350      10,095,666
   Shares issued to shareholders in reinvestment of distributions . . .            1,905,054         375,250
   Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . .          (10,429,402)     (6,432,965)
                                                                                -------------   ------------
   Net increase in Portfolio shares . . . . . . . . . . . . . . . . . .            3,795,002       4,037,951
                                                                                -------------   ------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . . .           20,979,934      17,184,932
                                                                                =============   ============

The accompanying notes are an integral part of the financial statements.


CAPITAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                                  Six        For the Period
                                                                                                 Months      July 16, 1985
                                                                                                  Ended      (commencement
                                             Years Ended December 31, (e)                       December     of operations)
                             ----------------------------------------------------------------      31,       to June 30,
                              1994      1993     1992    1991    1990    1989    1988    1987   1986(e)(f)      1986
                             ----------------------------------------------------------------  -----------  --------------
Net asset value,
 beginning of period          $14.95   $12.71   $12.28   $8.99  $10.21   $8.53 $  7.06 $  7.67  $ 7.93       $ 6.00(b)
                              ------   ------   ------   -----  ------   -----  ------ -------  ------       -------
Income from investment
 operations:
 Net investment
   income (a) . . . .            .06      .06      .11     .16     .25     .35     .16     .15     .09          .19
 Net realized and
   unrealized gain
   (loss) on investment
   transactions . . .          (1.42)    2.52      .66    3.35   (1.00)   1.58    1.40    (.28)   (.07)        1.87
                              ------   ------   ------   -----  ------   -----  ------ -------  ------       -------
Total from investment
 operations   . . . .          (1.36)    2.58      .77    3.51    (.75)   1.93    1.56    (.13)    .02         2.06
                              ------   ------   ------   -----  ------   -----  ------ -------  ------       -------
Less distributions from:
 Net investment
   income . . . . . .           (.05)    (.07)    (.11)   (.22)   (.24)   (.25)   (.09)   (.09)   (.07)        (.13)
 Net realized gains
   on investment
   transactions . . .          (1.31)    (.27)    (.23)     --    (.23)     --      --    (.39)   (.21)          --
                              ------   ------   ------   -----  ------   -----  ------ -------  ------       -------
Total distributions .          (1.36)    (.34)    (.34)   (.22)   (.47)   (.25)   (.09)   (.48)   (.28)        (.13)
                              ------   ------   ------   -----  ------   -----  ------ -------  ------       -------
Net asset value,
 end of period  . . .         $12.23   $14.95   $12.71  $12.28  $ 8.99  $10.21 $  8.53  $ 7.06  $ 7.67       $ 7.93
                              ======    ======   ======  =====   =====   =====  ======   =====   =====        =====
TOTAL RETURN (%)  . .          (9.67)   20.88     6.42   39.56   (7.45)  22.75   22.07   (1.88)    .26(d)     34.66(d)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions)             257      257      167     108      45      45      17      10       1           --
Ratio of operating
 expenses, net to
 average net
 assets (%) (a)   . .            .58      .60      .63     .71     .72     .75     .75     .75     .75(c)       .60(c)
Ratio of net investment
 income to average
 net assets (%)   . .            .47      .46      .95    1.49    2.71    3.51    2.17    1.68    2.21(c)      2.95(c)
Portfolio turnover
 rate (%)   . . . . .          66.44    95.31    56.29   58.88   61.39   63.96  129.75  113.34   38.78(c)     86.22(c)

(a) Portion of expenses
   reimbursed (Note B)        $   --   $   --   $   --  $   --  $   --  $  .01 $   .01 $   .04  $  .20       $  .81
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the
   period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

The accompanying notes are an integral part of the financial statements.

                                                                                                          INTERNATIONAL PORTFOLIO
                                                                                     INVESTMENT PORTFOLIO as of December 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
                               % of        Principal                                                                  Market
                            Portfolio       Amount                                                                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------
                              3.9%          REPURCHASE AGREEMENT
                                        ------------------------------------------------------------------------------------------
                                 U.S.$  18,230,000  Repurchase Agreement with Donaldson, Lufkin &
                                                     Jenrette, dated 12/30/94 at 5.875%, to be
                                                     repurchased at $18,241,900 on 1/3/95,
                                                     collateralized by a $17,463,000
                                                     U.S. Treasury Note, 8.5%, 7/15/97 (Cost $18,230,000)  . .       18,230,000
                                                                                                                    -----------
                              1.9%          COMMERCIAL PAPER
                                        ------------------------------------------------------------------------------------------
                                 U.S.$   5,000,000  General Electric Capital Corp., 5.78%, 1/31/95 . . . . . .        5,000,000
                                 U.S.$   1,110,000  J.P. Morgan & Co., Inc., 6.05%, 3/1/95   . . . . . . . . .        1,098,994
                                 U.S.$   3,000,000  Rincon Securities Inc., 6.08%, 1/9/95  . . . . . . . . . .        2,995,947
                                                                                                                    -----------
                                                    TOTAL COMMERCIAL PAPER (Cost $9,094,941) . . . . . . . . .        9,094,941
                                                                                                                    -----------
                              3.9%          SHORT-TERM NOTES
                                        ------------------------------------------------------------------------------------------
                                 U.S.$   6,390,000  Federal Home Loan Mortgage Corp., Discount Note,
                                                     5.76%, 1/24/95  . . . . . . . . . . . . . . . . . . . . .        6,366,485
                                 U.S.$  12,000,000  Federal National Mortgage Association, Discount Note,
                                                     5.8%, 1/9/95  . . . . . . . . . . . . . . . . . . . . . .       11,984,533
                                                                                                                    -----------
                                                    TOTAL SHORT-TERM NOTES (Cost $18,351,018)  . . . . . . . .       18,351,018
                                                                                                                    -----------
                              0.1%          BONDS
                                        ------------------------------------------------------------------------------------------
                                 DM        350,000  Deutsche Bank AG, 8%, 4/11/00   . . . . . . . . . . . . . .         230,389
                                 DM         23,000  Deutsche Bank AG (PC), 9%, 12/31/02 . . . . . . . . . . . .          16,105
                                 DM         33,000  Deutsche Bank AG (PC), 8.75%, 12/31/03  . . . . . . . . . .          22,777
                                                                                                                    -----------
                                                    TOTAL BONDS (Cost $220,601) . . . . . . . . . . . . . . . .         269,271
                                                                                                                    -----------
                              0.6%          CONVERTIBLE BONDS
                                        ------------------------------------------------------------------------------------------
                                 U.S.$   1,900,000  Henderson Land Development Co., Ltd., 4%, 10/27/96
                                                     (Property developer) . . . . . . . . . . . . . . . . . . .       1,805,000
                                 U.S.$   1,050,000  Ssangyong Oil Refining Co., Ltd., 3.75%, 12/31/08
                                                     (Major oil refiner)  . . . . . . . . . . . . . . . . . . .       1,115,625
                                                                                                                    -----------
                                                     TOTAL CONVERTIBLE BONDS (Cost $2,955,694)  . . . . . . . .       2,920,625
                                                                                                                    -----------
                              2.1%          PREFERRED STOCKS
                                        ------------------------------------------------------------------------------------------
                                         Shares
GERMANY                       1.8%
                                             8,000  Henkel KGAA (Household detergent and adhesives producer). .       2,922,139
                                            10,000  SAP AG (Computer software manufacturer) . . . . . . . . . .       5,666,161
                                                                                                                    -----------
                                                                                                                      8,588,300
                                                                                                                    -----------
ITALY                         0.3%
                                           700,000  Fiat SpA (Multi-industry, automobiles)*   . . . . . . . . .       1,609,741
                                                                                                                    -----------
                                                    TOTAL PREFERRED STOCKS (Cost $6,985,179)  . . . . . . . . .      10,198,041
                                                                                                                    -----------
                             87.5%          COMMON STOCKS
                                        ------------------------------------------------------------------------------------------
ARGENTINA                     1.1%
                                           200,000  Perez Companc S.A. "B" (ADR) (Industrial conglomerate). . .       1,650,000
                                           170,000  YPF SA "D" (ADR) (Petroleum company)  . . . . . . . . . . .       3,633,750
                                                                                                                    -----------
                                                                                                                      5,283,750
                                                                                                                    -----------

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                    % of                                                                                  Market
                  Portfolio      Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------
AUSTRALIA            3.8%
                                1,556,504   Ampol Exploration Ltd. (Oil and gas
                                              exploration company) . . . . . . . . . . . . . . . .       4,199,267
                                  290,319   Broken Hill Proprietary Co. Ltd. (Petroleum,
                                              minerals and steel)  . . . . . . . . . . . . . . . .       4,411,390
                                  240,000   CRA Ltd. (Mining, manufacturing and development) . . .       3,311,885
                                  383,759   Coca Cola Amatil Ltd. (Soft drink bottler
                                              and distributor)   . . . . . . . . . . . . . . . . .       2,439,587
                                2,090,535   M.I.M. Holdings Ltd. (Nonferrous metals and coal)  . .       3,484,495
                                                                                                      ------------
                                                                                                        17,846,624
                                                                                                      ------------
BELGIUM              0.3%
                                    3,200   Solvay & Cie. SA (Chemical producer) . . . . . . . . .       1,524,049
                                                                                                      ------------
BRAZIL               3.0%
                                5,178,870   Centrais Eletricas Brasileiras S/A "B"
                                              (pfd.) (Electric utility)  . . . . . . . . . . . . .       1,797,624
                                3,077,425   Companhia Cervejaria Brahma (pfd.) (Leading beer
                                              producer and distributor)      . . . . . . . . . . .       1,013,152
                               19,421,000  Companhia Vale do Rio Doce (pfd.) (Diverse mining and
                                              industrial complex)    . . . . . . . . . . . . . . .       3,691,595
                               26,360,657  Lojas Americanas S.A. (pfd.) (Discount department
                                              store chain)   . . . . . . . . . . . . . . . . . . .         778,060
                               12,000,000  Petroleo Brasileiro S/A (pfd.) (Petroleum company)  . .       1,515,797
                               40,040,000  Telecomunicacoes Brasileiras S.A. (pfd.)
                                              (Telecommunication services)         . . . . . . . .       1,791,636
                            2,600,000,000  Usinas Siderurgicas de Minas Gerais S/A (pfd.)
                                              (Non-coated flat products and electrolytic
                                              galvanized products) . . . . . . . . . . . . . . . .       3,530,106
                                                                                                      ------------
                                                                                                        14,117,970
                                                                                                      ------------
CANADA               2.4%
                                  200,445   Canadian Pacific Ltd. (Transportation and natural
                                              resource conglomerate) . . . . . . . . . . . . . . .       2,982,919
                                  100,000   Imperial Oil Ltd.(Producer and refiner of natural gas
                                              and petroleum products in Canada)  . . . . . . . . .       3,297,095
                                   71,800   Magna International, Inc. "A" (Manufacturer of
                                              automotive parts)  . . . . . . . . . . . . . . . . .       2,755,325
                                  159,000   Rogers Communications Inc. "B" (Cable TV and
                                              cellular telephones in Canada)*  . . . . . . . . . .       2,125,290
                                                                                                      ------------
                                                                                                        11,160,629
                                                                                                      ------------
DENMARK              0.3%
                                   35,000   Unidanmark A/S "A" (Bank holding company)*. . . . . .        1,346,309
                                                                                                      ------------
FINLAND              2.6%
                                   78,000   Metsa-Serla Oy "B" (Tissue paper producer) . . . . .         3,425,097
                                   29,000   Nokia AB Oy (Preference) (Leading manufacturer of
                                              cellular telephones)   . . . . . . . . . . . . . .         4,273,349
                                  247,000   Outokumpu Oy "A" (Metals and minerals)*  . . . . . .         4,536,607
                                   94,000   Outokumpu Oy Warrants (expire 6/28/96)*  . . . . . .            83,347
                                                                                                      ------------
                                                                                                        12,318,400
                                                                                                      ------------
FRANCE               5.9%
                                    9,300   Carrefour (Hypermarket and food retailing) . . . . .         3,851,638
                                   14,138   Castorama-Dubois Investissements (Retailer,
                                              wholesaler and distributor)  . . . . . . . . . . .         1,765,596
                                   10,736   Cetelem (Consumer finance company)   . . . . . . . .         1,919,655
                                   10,000   Continentale d'Equipement Electrique (Protection
                                              equipment for electrical networks)   . . . . . . .           820,071
                                   19,300   ECIA - Equipements et Composants pour l'Industrie
                                              Automobile (Manufacturer of automobile parts and
                                              accessories) . . . . . . . . . . . . . . . . . . .         2,507,807
                                   88,000   Michelin "B" (Leading tire manufacturer)*  . . . . .         3,201,348
                                   12,226   S.A.G.A. (Major freight forwarding, logistics
                                              and cargo handling operator)   . . . . . . . . . .         1,052,979
                                    2,980   Salomon S.A. (Manufacturer of sports equipment)              1,191,219
                                   34,952   Elf Aquitaine (Petroleum company)    . . . . . . . .         2,459,924
                                   15,420   Elf Aquitaine (ADR)    . . . . . . . . . . . . . . .           543,555




The accompanying notes are an integral part of the financial statements.

                                                                                           INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                  % of                                                                              Market
                Portfolio  Shares                                                                  Value ($)
----------------------------------------------------------------------------------------------------------------
                           20,000   Television Francaise (Television broadcasting)..........       1,813,144
                           70,473   Total SA "B" (International oil and gas exploration,
                                      development and production) ..........................       4,093,002
                           54,687   Valeo SA (Automobile and truck components) .............       2,722,575
                                                                                                  ----------
                                                                                                  27,942,513
                                                                                                  ----------
GERMANY           6.8%
                           20,000   BASF AG (Diversified manufacturer of chemicals for
                                      industrial use)  .....................................       4,123,778
                            6,000   Daimler-Benz AG (Automobile and truck manufacturer) ....       2,950,534
                            8,698   Deutsche Bank AG (Bank)  ...............................       4,041,535
                               46   Deutsche Bank AG Warrants (expire 6/30/95)* ............           4,987
                              330   Deutsche Bank AG Warrants (expire 6/30/97)* ............           8,455
                           18,500   Hoechst AG (Chemical producer) .........................       4,023,426
                           14,860   Mannesmann AG (Bearer) (Diversified construction
                                      and technology company) ..............................       4,046,930
                            6,900   Schering AG (Pharmaceutical and chemical producer) .....       4,528,605
                            3,027   Siemens AG (Bearer) (Manufacturer of electrical and
                                      electronic equipment) ................................       1,267,802
                           12,720   VEBA AG (Electric utility, distributor of oil and
                                      chemicals)   .........................................       4,432,771
                           10,000   Volkswagen AG (Leading automobile manufacturer) ........       2,749,185
                                                                                                  ----------
                                                                                                  32,178,008
                                                                                                  ----------
HONG KONG         2.4%
                          266,000   Cheung Kong Holdings Ltd. (Real estate company) ........       1,082,908
                          288,000   China Light & Power Co., Ltd. (Electric utility) .......       1,232,026
                          209,787   HSBC Holdings Ltd. (Bank)  .............................       2,263,937
                          288,000   Hong Kong & China Gas Co., Ltd. (Gas utility) ..........         465,267
                           24,000   Hong Kong & China Gas Co., Ltd. Warrants
                                      (expire 12/31/95)*  ..................................           4,560
                          330,000   Hong Kong Electric Holdings, Ltd.
                                      (Electric utility and real estate) ...................         902,036
                          732,000   Hutchison Whampoa, Ltd. (Container terminal and real
                                      estate company) ......................................       2,989,493
                          435,000   Hysan Development Co. (Real estate developer)...........         862,973
                          620,000   Johnson Electric Holdings Ltd. (Designer and
                                      manufacturer of micrometers for domestic and
                                      commercial uses)  ....................................       1,422,294
                                                                                                  ----------
                                                                                                  11,225,494
                                                                                                  ----------
INDONESIA         0.8%
                          200,000   Indocement Tunggal (Foreign registered)
                                      (Cement producer) ....................................         575,523
                           50,400   Indonesia Satellite Corp. (ADR) (International
                                      telecommunication services)* .........................       1,801,800
                          402,000   Kalbe Farma (Foreign registered) (Pharmaceutical
                                      producer and distributor) ............................       1,655,186
                                                                                                  ----------
                                                                                                   4,032,509
                                                                                                  ----------
ITALY             3.6%
                           71,170   Assicurazioni Generali SpA (Life and property
                                      insurance company)  ..................................       1,673,943
                          350,000   Istituto Mobiliare Italiano SpA (Banking and financial
                                      services) ............................................       2,151,356
                        2,500,000   Istituto Nazionale delle Assicurazione (Insurance
                                      company)* ............................................       3,321,517
                          670,000   La Rinascente SpA di Risparmio (Department store chain)        1,891,862
                          134,000   La Rinascente SpA di Risparmio Warrants
                                      (expire 12/31/99)*  ..................................          41,307
                          134,000   La Rinascente SpA Warrants (expire 12/31/99)* ..........         105,746
                           65,000   Luxottica Group SpA (ADR) (Manufacturer and marketer
                                      of eyeglasses) .......................................       2,218,125
                          964,000   Societa Finanziaria Telefonica Torino SpA (Telephone
                                      utility and telecommunication equipment manufacturer)        2,840,888
                        1,130,000   Telecom Italia SpA (Telecommunication services) ........       2,939,951
                                                                                                  ----------
                                                                                                  17,184,695
                                                                                                  ----------


The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                   % of                                                                                     Market
                 Portfolio       Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------
JAPAN              25.8%
                                    1,000   Amano Corp. (Time-management systems) . . . . . . . . .         14,855
                                  125,000   Bridgestone Corp. (Leading automobile tire
                                              manufacturer) . . . . . . . . . . . . . . . . . . . .      1,957,242
                                  318,000   Canon Inc. (Leading producer of visual image and
                                              information equipment)  . . . . . . . . . . . . . . .      5,394,158
                                   65,000   Cox Co., Ltd. (Men's and ladies' wear chain
                                              store operator)   . . . . . . . . . . . . . . . . . .      1,285,255
                                      490   DDI Corp. (Long distance telephone and
                                              cellular operator). . . . . . . . . . . . . . . . . .      4,229,650
                                  400,000   Fujitsu Ltd. (Leading manufacturer of computers)  . . .      4,055,003
                                  190,000   Hitachi Construction Machinery Co., Ltd. (Leading
                                              maker of hydraulic shovels) . . . . . . . . . . . . .      2,498,243
                                  477,000   Hitachi Ltd. (General electronics manufacturer) . . . .      4,735,050
                                  380,000   Hitachi Metals, Ltd. (Major producer of high-quality
                                              specialty steels) . . . . . . . . . . . . . . . . . .      4,653,217
                                   88,000   Horipro Inc. (Growing entertainment production company)      2,172,840
                                   74,000   Ito-Yokado Co., Ltd. (Leading supermarket operator) . .      3,958,848
                                  465,000   Itochu Corp. (Leading general trading company). . . . .      3,313,761
                                   20,000   Japan Associated Finance Co. (Venture capital company).      3,111,513
                                   87,000   Japan Radio Co., Ltd. (Manufacturer of wireless
                                              telecommunication equipment)  . . . . . . . . . . . .      1,292,382
                                  550,000   Kawasaki Steel Corp. (Major integrated steelmaker)*   .      2,302,017
                                   29,000   Keyence Corp. (Specialized manufacturer of sensors)   .      3,289,170
                                   68,000   Kyocera Corp. (Leading ceramic packaging manufacturer).      5,043,862
                                   45,000   Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) . .      3,387,534
                                  210,000   Matsushita Electrical Industrial Co., Ltd. (Consumer
                                              electronic products manufacturer) . . . . . . . . . .      3,456,790
                                  395,000   NGK Spark Plug Co., Ltd. (Leading manufacturer of
                                              automotive spark plugs) . . . . . . . . . . . . . . .      5,193,717
                                  540,000   NSK Ltd. (Leading manufacturer of bearings and other
                                              machinery parts)  . . . . . . . . . . . . . . . . . .      4,281,843
                                   49,000   Nichiei Co., Ltd. (Finance company for small and
                                              medium size firms)  . . . . . . . . . . . . . . . . .      3,147,646
                                  210,000   Nippon Shokubai Corp., Ltd. (Specialty chemical
                                              producer) . . . . . . . . . . . . . . . . . . . . . .      2,044,565
                                  600,000   Nisshin Steel Co., Ltd. (Blast furnace steelmaker)  . .      3,023,186
                                   90,000   Pioneer Electronics Corp. (Leading manufacturer of
                                              audio equipment)  . . . . . . . . . . . . . . . . . .      2,168,022
                                   50,000   SMC Corp. (Leading maker of pneumatic equipment)  . . .      2,845,528
                                   56,000   Secom Co., Ltd. (Electronic security system operator) .      3,484,894
                                   40,000   Seven-Eleven Japan Co., Ltd. (Leading convenience
                                              store operator) . . . . . . . . . . . . . . . . . . .      3,215,899
                                  250,000   ShinMaywa Industries, Ltd. (Leading maker of dump
                                              trucks and other specialty vehicles)  . . . . . . . .      2,559,470
                                   84,000   Sony Corp. (Consumer electronic products manufacturer).      4,763,625
                                  400,000   Sumitomo Corp. (Leading general trading company, with
                                              offices, subsidiaries and affiliates throughout
                                              the world)  . . . . . . . . . . . . . . . . . . . . .      4,095,152
                                   21,000   Sumitomo Electric Industries, Ltd. (ADR) (Leading
                                              maker of electric wires and cables) . . . . . . . . .      2,992,500
                                  197,000   Sumitomo Forestry Co., Ltd. (Forestry and house building)    3,163,706
                                  850,000   Sumitomo Metal Industries, Ltd. (Leading integrated
                                              crude steel producer)*  . . . . . . . . . . . . . . .      2,755,696
                                  315,000   Suzuki Motor Corp. (Leading minicar and motorcycle
                                              producer) . . . . . . . . . . . . . . . . . . . . . .      3,699,187
                                   94,000   Takuma Co., Ltd. (Leading maker of boilers, garbage
                                              incinerators and water treatment plants)  . . . . . .      1,698,284
                                  555,000   Toshiba Corp. (General electronics manufacturer)  . . .      4,027,552
                                   32,000   Tsutsumi Jewelry Co., Ltd. (Manufacturer, wholesaler
                                              and retailer of jewelry)  . . . . . . . . . . . . . .      2,922,814
                                                                                                       -----------
                                                                                                       122,234,676
                                                                                                       -----------
KOREA              0.6%
                                    2,000   Korea International Trust IDR (Investment company)(a)*         117,000
                                   22,000   Samsung Electronics Co., Ltd. (GDS) (Major electronics
                                              manufacturer) . . . . . . . . . . . . . . . . . . . .      1,072,500
                                   33,000   Samsung Electronics Co., Ltd. (GDS) (New(b))  . . . . .      1,485,000



The accompanying notes are an integral part of the financial statements.


                                                                                                              INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                       % of                                                                                               Market
                     Portfolio       Shares                                                                             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
                                       2,278   Samsung Electronics Co., Ltd. (GDS) (New(b)) . . . . . . . . .             139,812
                                                                                                                       ----------
                                                                                                                        2,814,312
                                                                                                                       ----------
MALAYSIA               2.0%
                                     294,000   Aokam Perdana Bhd. (Forest products company) . . . . . . . . .           1,819,150
                                     315,000   Malayan Banking Bhd. (Leading banking and financial
                                                services group) . . . . . . . . . . . . . . . . . . . . . . .           1,899,745
                                     870,000   Technology Resources Industries (Mobile telephone
                                                 operator)* . . . . . . . . . . . . . . . . . . . . . . . . .           2,776,777
                                     194,000   Telekom Malaysia Bhd. (Telecommunication services) . . . . . .           1,314,353
                                     250,000   Westmont Bhd. (Investment holding company) . . . . . . . . . .           1,556,687
                                                                                                                       ----------
                                                                                                                        9,366,712
                                                                                                                       ----------
MEXICO                 0.5%
                                     100,000   Grupo Carso, S.A. de CV (ADR) (Diversified industrial
                                                group)* . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,500,000
                                      32,000   Panamerican Beverages Inc. "A" (Soft drink bottler)  . . . . .           1,012,000
                                                                                                                       ----------
                                                                                                                        2,512,000
                                                                                                                       ----------
NETHERLANDS            4.1%
                                      30,000   AEGON Insurance Group NV (Insurance company) . . . . . . . . .           1,918,313
                                      24,000   Akzo-Nobel NV (Chemical producer)  . . . . . . . . . . . . . .           2,770,666
                                     204,870   Elsevier NV (International publisher of scientific,
                                                professional, business, and consumer information books) . . .           2,136,152
                                      69,106   Getronics NV (Computer and software distributor) . . . . . . .           2,519,966
                                      16,000   Heineken Holdings NV "A" (Brewery) . . . . . . . . . . . . . .           2,163,258
                                      50,448   Internationale-Nederlanden Groep CVA (Banking
                                                and insurance holding company)  . . . . . . . . . . . . . . .           2,383,050
                                     122,000   Philips N.V. (Leading manufacturer of electrical equipment). .           3,612,420
                                      26,935   Wolters Kluwer CVA (Publisher) . . . . . . . . . . . . . . . .           1,992,312
                                                                                                                       ----------
                                                                                                                       19,496,137
                                                                                                                       ----------
NORWAY                 0.6%
                                     271,889   Saga Petroleum "A" (Free) (Oil and gas producer) . . . . . . .           2,955,097
                                                                                                                       ----------
PHILIPPINES            0.8%
                                      10,115   Philippine Long Distance Telephone Co.
                                                (Telecommunication services)  . . . . . . . . . . . . . . . .             557,589
                                     600,000   San Miguel Corp. "B" (Brewery) . . . . . . . . . . . . . . . .           3,124,491
                                                                                                                       ----------
                                                                                                                        3,682,080
                                                                                                                       ----------
PORTUGAL               0.3%
                                      30,192   Jeronimo Martins (Food producer and retailer)  . . . . . . . .           1,293,590
                                                                                                                       ----------
SINGAPORE              0.3%
                                     195,000   Sembawang Corp. (Ship repair and maritime
                                                services group) . . . . . . . . . . . . . . . . . . . . . . .           1,458,319
                                                                                                                       ----------
SPAIN                  2.2%
                                      37,400   Acerinox, S.A. (Stainless steel producer). . . . . . . . . . .           3,906,933
                                      21,800   Banco Santander, S.A. (Leading regional bank). . . . . . . . .             834,735
                                       7,266   Banco Santander, S.A. (New(b)) . . . . . . . . . . . . . . . .             269,387
                                     160,000   Compania Telefonica Nacional de Espana S.A.
                                                (Telecommunication services)  . . . . . . . . . . . . . . . .           1,890,218
                                     133,000   Repsol SA (Integrated oil company) . . . . . . . . . . . . . .           3,607,293
                                                                                                                       ----------
                                                                                                                       10,508,566
                                                                                                                       ----------
SWEDEN                 4.0%
                                      99,000   Astra AB "A" (Free) (Pharmaceutical company) . . . . . . . . .           2,558,088
                                         600   Astra AB "B" (Free)  . . . . . . . . . . . . . . . . . . . . .              15,302
                                     155,000   Autoliv AB (Free) (Manufacturer of safety airbags for
                                                automobiles)*   . . . . . . . . . . . . . . . . . . . . . . .           5,965,911
                                      35,000   L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                manufacturer of cellular telephone equipment) . . . . . . . .           1,929,375
                                      65,000   Mo och Domsjo AB "B" (Free) (Manufacturer of newsprint,
                                                paperboard, and various sawn timber products)*  . . . . . . .           3,026,694




The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                  % of                                                                              Market
                Portfolio         Shares                                                            Value ($)
-------------------------------------------------------------------------------------------------------------
                                  144,000   S.K.F. AB "B" (Free) (Manufacturer of
                                              roller bearings)*  . . . . . . . . . . . . . . .      2,373,983
                                  175,000   Volvo AB "B" (Free) (Automobile manufacturer). . .      3,297,199
                                                                                                 ------------
                                                                                                   19,166,552
                                                                                                 ------------
SWITZERLAND         4.4%
                                    7,000   Alusuisse-Lonza Holdings AG (Registered)
                                              (Manufacturer of aluminum, chemicals, and paper
                                              packaging products)  . . . . . . . . . . . . . .      3,501,737
                                    5,180   Brown, Boveri & Cie. AG (Bearer) (Manufacturer of
                                              electrical equipment)  . . . . . . . . . . . . .      4,458,594
                                        5   Brown, Boveri & Cie. AG (Registered)   . . . . . .            825
                                    3,335   CS Holdings (Bearer) (Bank)  . . . . . . . . . . .      1,426,357
                                        5   CS Holdings (Bearer) Warrants (expire 12/16/94)* .             35
                                    3,623   Holderbank Financiere Glaris AG (Bearer)
                                              (Cement company)   . . . . . . . . . . . . . . .      2,742,119
                                    2,514   Nestle SA (Registered) (Food manufacturer)   . . .      2,394,286
                                    1,710   SGS Holdings SA (Bearer) (Trade inspection
                                              company)     . . . . . . . . . . . . . . . . . .      2,363,845
                                    4,000   Sulzer Brothers Ltd. (Registered) (Multi-industry
                                              company)   . . . . . . . . . . . . . . . . . . .      2,767,786
                                    5,038   Swiss Bank Corp. (Bearer) (Switzerland's second
                                              largest universal bank)  . . . . . . . . . . . .      1,392,871
                                       65   Swiss Bank Corp. Warrants (expire 6/30/95)*  . . .            782
                                      143   Swiss Bank Corp. Warrants (expire 6/30/98)*  . . .          1,693
                                      100   Swiss Reinsurance (Registered) (Life,
                                              accident and health insurance company)   . . . .         60,259
                                                                                                  -----------
                                                                                                   21,111,189
                                                                                                  -----------
THAILAND            1.1%

                                   15,500   American Standard Sanitaryware (Foreign
                                              registered)(Manufacturer of bathroom fixtures).         209,918
                                  716,000   Sinpinyo Fund #4 (Foreign registered)
                                              (Investment company)* . . . . . . . . . . . . .         855,606
                                  525,220   Thai Farmers Bank (Foreign registered)
                                              (Commercial bank) . . . . . . . . . . . . . . .       4,267,870
                                                                                                  -----------
                                                                                                    5,333,394
                                                                                                  -----------
TURKEY              0.3%
                                  670,000   Migros Turkey (Retailer)  . . . . . . . . . . . .       1,281,137
                                                                                                  -----------
UNITED KINGDOM      7.5%
                                  192,000   BAA PLC (Owner and operator of U.S. and
                                              U.K. airports)  . . . . . . . . . . . . . . . .       1,421,221
                                  600,000   British Gas PLC (Integrated gas utility)  . . . .       2,938,967
                                  300,000   British Petroleum PLC (Major integrated world
                                              oil company)  . . . . . . . . . . . . . . . . .       1,997,653
                                  278,310   Cable and Wireless PLC (International
                                              telecommunication services in the United
                                              Kingdom and Hong Kong)  . . . . . . . . . . . .       1,641,985
                                  110,175   Cadbury Schweppes PLC (Candy, soft drinks and
                                              other food products)  . . . . . . . . . . . . .         744,845
                                  236,000   Carlton Communications PLC (Television post
                                              production products and services) . . . . . . .       3,312,864
                                  310,400   Cookson Group PLC (Industrial materials
                                              manufacturer)   . . . . . . . . . . . . . . . .       1,117,246
                                  710,218   Hanson PLC (Industrial management company)  . . .       2,567,455
                                1,320,427   Lasmo PLC (Oil production and exploration)*   . .       3,058,266
                                  170,000   Midlands Electricity PLC (Electric companies) . .       2,168,307
                                  255,000   PowerGen PLC (Electric utility)   . . . . . . . .       2,138,967
                                  304,628   RTZ Corp. PLC (Mining and finance company)  . . .       3,947,292
                                  439,200   Reuters Holdings PLC (International
                                              news agency)  . . . . . . . . . . . . . . . . .       3,216,676
                                  449,140   SmithKline Beecham "A" (Manufacturer of ethical
                                              drugs and healthcare products)  . . . . . . . .       3,187,559
                                  389,000   Waste Management International PLC (Waste
                                              collection and disposal services)*  . . . . . .       2,179,374
                                                                                                  -----------
                                                                                                   35,638,677
                                                                                                  -----------
                                            TOTAL COMMON STOCKS (Cost $393,294,522)   . . . .     415,013,388
                                                                                                  -----------
-------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                              (Cost $449,131,955)(c)  . . . . . . . . . . . .     474,077,284
                                                                                                  ===========
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                                INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  *   Non-income producing security.
(a)   1000 shares = 1 IDR unit for Korea International Trust.
(b)   New shares issued during 1994, eligible for a pro rata share of 1994 dividends.
(c)   At December 31, 1994, the net unrealized appreciation on investments based on cost for federal income tax purposes of $450,408,637 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is
          an excess of market value over tax cost ..................................     $ 44,572,806

      Aggregate gross unrealized depreciation for all investments in which there is
          an excess of tax cost over market value ..................................      (20,904,159)
                                                                                         ------------

      Net unrealized appreciation ..................................................     $ 23,668,647
                                                                                         ============

------------------------------------------------------------------------------------------------------
      Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1994, aggregated $339,886,045 and $119,463,911, respectively.

-------------------------------------------------------------------------------------
      At December 31, 1994, sector diversification of the International Portfolio's equity holdings was as follows:
      SECTOR DIVERSIFICATION               EQUITY HOLDINGS               MARKET VALUE
      ----------------------               ---------------               ------------
      Manufacturing                                 20%                 $ 85,601,911
      Metals and Minerals                           11                    47,139,503
      Durables                                      11                    45,968,873
      Financial                                     10                    43,726,124
      Energy                                         8                    34,126,324
      Service Industries                             6                    27,823,821
      Consumer Discretionary                         6                    24,507,581
      Consumer Staples                               6                    24,038,995
      Communications                                 5                    21,784,847
      Technology                                     5                    19,982,304
      Other                                         12                    53,431,771
                                                   -----                ------------
      TOTAL EQUITY HOLDINGS                         100%                $428,132,054
                                                   =====                ============
-------------------------------------------------------------------------------------

      COMMITMENTS:
      As of December 31, 1994, the International Portfolio entered into the following forward foreign currency exchange contracts  resulting in net unrealized depreciation of $1,493,469.
                                                                                                 NET UNREALIZED
                                                                                                 APPRECIATION/
                                                                         SETTLETLEMENT           DEPRECIATION
      CONTRACTS TO DELIVER            IN EXCHANGE FOR                        DATE                (U.S.$)
      ----------------------------    -----------------------------   --------------------  --------------------
      U.S. Dollars         859,643    Swiss Francs        1,141,175        1/4/95                  11,916
      U.S. Dollars       2,026,217    British Pound       1,310,874       1/12/95                  25,228
      Japanese Yen      34,195,236    U.S. Dollars          340,639        1/4/95                  (2,583)
      Japanese Yen      30,231,846    U.S. Dollars          303,171        1/5/95                    (270)
      Swiss Francs       1,513,105    U.S. Dollars        1,140,245        1/5/95                 (15,370)
      Japanese Yen      25,040,429    U.S. Dollars          251,194        1/6/95                    (141)
      British Pounds       234,529    U.S. Dollars          361,644       1/12/95                  (5,381)
      Japanese Yen     768,110,000    U.S. Dollars        7,000,000       1/24/95                (731,369)
      Japanese Yen     757,890,000    U.S. Dollars        7,000,000       1/25/95                (629,394)
      Japanese Yen  2  208,822,000    U.S. Dollars       22,000,000       4/28/95                (490,002)
      Japanese Yen  1, 911,000,000    U.S. Dollars       20,000,000       7/10/95                 343,897
                                                                                                ---------
                                                                                               (1,493,469)
                                                                                                =========
---------------------------------------------------------------------------------------------------------------

Transactions in written put option contracts during the year ended December 31, 1994 were:
                                                                                                        PREMIUMS
                                                                          NUMBER OF CONTRACTS         RECEIVED ($)
                                                                     ---------------------------------------------
      Outstanding at December 31, 1993...........................               --                          --
          Contracts written  ....................................              920                      79,336
          Contracts expired  ....................................             (920)                    (79,336)
                                                                     ---------------------------------------------
      Outstanding at December 31, 1994 ..........................               --                          --
                                                                            ======                       ======

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------
                                        STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $449,131,955) (Note A)  . . .                   $474,077,284
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        125,912
Forward foreign currency exchange contracts to buy, at market
   (contract cost $2,885,860) (Note A)  . . . . . . . . . . . . . . .                      2,923,004
Receivable on forward foreign currency exchange contracts to sell
   (Note A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     58,396,893
Other receivables:
   Investments sold . . . . . . . . . . . . . . . . . . . . . . . . .                      2,420,638
   Portfolio shares sold  . . . . . . . . . . . . . . . . . . . . . .                      1,413,511
   Foreign taxes recoverable  . . . . . . . . . . . . . . . . . . . .                        416,034
   Dividends and interest . . . . . . . . . . . . . . . . . . . . . .                        205,882
                                                                                        ------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . .                    539,979,158
LIABILITIES
Payables:
   Investments purchased  . . . . . . . . . . . . . . . . . . . . . .   $ 4,596,407
   Portfolio shares redeemed  . . . . . . . . . . . . . . . . . . . .        52,950
   Due to Adviser (Note B)  . . . . . . . . . . . . . . . . . . . . .       357,742
   Accrued expenses (Note B)  . . . . . . . . . . . . . . . . . . . .       122,094
   Forward foreign currency exchange contracts to buy
      (Note A)  . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,885,860
   Forward foreign currency exchange contracts to sell,
      at market (contract cost $58,396,893) (Note A)  . . . . . . . .    59,927,506
                                                                        -----------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . . .                     67,942,559
                                                                                        ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . . .                   $472,036,599
                                                                                        ============
NET ASSETS
Net assets consist of:
   Undistributed net investment income  . . . . . . . . . . . . . . .                   $    722,015
   Unrealized appreciation (depreciation) on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . . . .                     24,945,329
      Foreign currency related transactions . . . . . . . . . . . . .                     (1,505,831)
   Accumulated net realized gain  . . . . . . . . . . . . . . . . . .                      1,548,747
   Paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . .                    446,326,339
                                                                                        ------------
Net assets, at market value . . . . . . . . . . . . . . . . . . . . .                   $472,036,599
                                                                                        ============
NET ASSET VALUE, offering and redemption price per share
   ($472,036,599 -:- 44,139,826 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) . .                         $10.69
                                                                                              ======

The accompanying notes are an integral part of the financial statements.

                                                                                   FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------------------
                                        STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $909,141) . . .                        $ 4,589,934
      Interest (net of foreign taxes withheld of $52,996) . . . .                          1,791,616
                                                                                         -----------
                                                                                           6,381,550
   Expenses (Note A):
      Management fee (Note B) . . . . . . . . . . . . . . . . . .         $ 3,363,597
      Administrative fees (Note B)  . . . . . . . . . . . . . . .              45,272
      Accounting fees (Note B)  . . . . . . . . . . . . . . . . .              96,548
      Trustees' fees (Note B) . . . . . . . . . . . . . . . . . .              13,121
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . .             469,330
      Auditing  . . . . . . . . . . . . . . . . . . . . . . . . .              50,810
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . .              20,064
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . .             112,281      4,171,023
                                                                          -----------    -----------
   Net investment income  . . . . . . . . . . . . . . . . . . . .                          2,210,527
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .           4,033,919
      Options . . . . . . . . . . . . . . . . . . . . . . . . . .              28,258
      Foreign currency related transactions . . . . . . . . . . .            (391,175)     3,671,002
                                                                          -----------
   Net unrealized depreciation during the period on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . .         (13,368,706)
      Foreign currency related transactions . . . . . . . . . . .          (1,498,201)   (14,866,907)
                                                                          -----------    -----------
   Net loss on investment transactions  . . . . . . . . . . . . .                        (11,195,905)
                                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . .                        $(8,985,378)
                                                                                         -----------


The accompanying notes are an integral part of the financial statements.

                                                                                INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------
                                      STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31,
                                                                           -----------------------------
Increase (Decrease) in Net Assets                                          1994             1993
---------------------------------------------------------------------------------------------------------
Operations:
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . .    $  2,210,527      $  1,092,953
   Net realized gain from investment transactions . . . . . . . . . . .       3,671,002           823,463
   Net unrealized appreciation (depreciation) on investment
      transactions during the period  . . . . . . . . . . . . . . . . .     (14,866,907)       37,190,760
                                                                           -------------     -------------
Net increase (decrease) in net assets resulting from operations . . . .      (8,985,378)       39,107,176
                                                                           -------------     -------------
Distributions to shareholders:
   From net investment income ($.07 and $.14 per share, respectively) .      (1,958,854)       (1,135,018)
                                                                           -------------     -------------
   In excess of net investment income ($.12 per share)  . . . . . . . .              --          (914,392)
                                                                           -------------     -------------
Portfolio share transactions:
   Proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . .     313,276,872       150,601,515
   Net asset value of shares issued to shareholders in
      reinvestment of distributions . . . . . . . . . . . . . . . . . .       1,958,854         2,049,410
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . .     (70,378,561)      (16,376,694)
                                                                           -------------     -------------
Net increase in net assets from Portfolio share transactions  . . . . .     244,857,165       136,274,231
                                                                           -------------     -------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . .     233,912,933       173,331,997
Net assets at beginning of period . . . . . . . . . . . . . . . . . . .     238,123,666        64,791,669
                                                                           -------------     -------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
   income of $722,015 and $1,007,330, respectively) . . . . . . . . . .    $472,036,599      $238,123,666
                                                                           =============     =============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period . . . . . . . . . . . . . . .      21,943,195         7,975,250
                                                                           -------------     -------------
   Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28,463,330        15,488,679
   Shares issued to shareholders in reinvestment of distributions . . .         177,916           252,390
   Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . .      (6,444,615)       (1,773,124)
                                                                           -------------     -------------
   Net increase in Portfolio shares . . . . . . . . . . . . . . . . . .      22,196,631        13,967,945
                                                                           -------------     -------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . . .      44,139,826        21,943,195
                                                                           =============     =============

The accompanying notes are an integral part of the financial statements.

                                                                             FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                      FOR THE PERIOD
                                                                                                       MAY 1, 1987
                                                                                                      (COMMENCEMENT
                                                        Years Ended December 31,                     OF OPERATIONS) TO
                                        ------------------------------------------------------------  DECEMBER 31,
                                        1994(e)  1993(e)  1992(e)  1991(e)  1990(e)  1989(e)  1988       1987
                                        ------------------------------------------------------------ --------------
Net asset value,
 beginning of period  . . . . . . .     $10.85   $ 8.12   $ 8.47   $ 7.78   $ 8.46   $ 6.14   $ 5.26 $  6.00(b)
                                        ------   ------   ------   ------   ------   ------   ------ -------
Income from investment
 operations:
 Net investment income (a)  . . . .        .06      .09      .10      .12      .25      .10      .09      --
 Net realized and unrealized
   gain (loss) on investment
   transactions . . . . . . . . . .       (.15)    2.90     (.36)     .77     (.89)    2.22(f)   .79    (.64)
                                        ------    -----    -----    -----    -----    -----    -----   -----
Total from investment
 operations   . . . . . . . . . . .       (.09)    2.99     (.26)     .89     (.64)    2.32      .88    (.64)
                                        ------    -----    -----    -----    -----    -----    -----   -----
Less distributions:
 From net investment income   . . .       (.07)    (.14)    (.09)    (.20)    (.04)      --       --      --
 In excess of net investment income         --     (.12)      --       --       --       --       --      --
 From net realized gains on
   investment transactions  . . . .         --       --       --       --       --       --       --    (.10)
                                        ------    -----    -----    -----    -----    -----    -----   -----
Total distributions . . . . . . . .       (.07)    (.26)    (.09)    (.20)    (.04)      --       --    (.10)
                                        ------    -----    -----    -----    -----    -----    -----   -----
Net asset value, end of period  . .     $10.69   $10.85   $ 8.12   $ 8.47   $ 7.78   $ 8.46   $ 6.14   $5.26
                                        ======   ======   ======   ======   ======   ======   ======   =====
TOTAL RETURN (%)  . . . . . . . . .       (.85)   37.82    (3.08)   11.45    (7.65)   37.79    16.73  (10.64)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
($ millions)  . . . . . . . . . . .        472      238       65       41       35       17        3       2
Ratio of operating expenses,
 net to average net assets (%) (a)        1.08     1.20     1.31     1.39     1.38     1.50     1.50    1.50(c)
Ratio of net investment income
 to average net assets (%)  . . . .        .57      .91     1.23     1.43     2.89     1.30     1.59     .02(c)
Portfolio turnover rate (%) . . . .      33.52    20.36    34.42    45.01    26.67    57.69   110.42  146.08(c)
(a) Portion of expenses
   reimbursed (Note B)  . . . . . .     $   --   $   --   $   --   $   --    $  --    $ .02  $   .14 $   .07

(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) Includes provision for federal income tax of $.03 per share.





The accompanying notes are an integral part of the financial statements.


SCUDDER VARIABLE LIFE INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
A. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------------------------------------------
Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares of beneficial interest are divided into six separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio (which commenced operations on May 2, 1994), Capital Growth Portfolio, and International Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of December 31, 1994, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                        PORTFOLIOS

                                                                                  GROWTH
          PARTICIPATING                        MONEY                               AND       CAPITAL    INTERNA-
       INSURANCE COMPANIES                     MARKET      BOND      BALANCED     INCOME     GROWTH      TIONAL
------------------------------------        -------------------------------------------------------------------------
Aetna Life Insurance & Annuity Co. .....         --%        --%         --%         --%        --%       40.4%
American Skandia Life Assurance Co......         --       37.7         0.1          --        0.1         0.3
AUSA Life Insurance Co. ................         --         --          --          --         --         0.3
Banner Life Insurance Co................        0.2        0.3         6.8          --        1.1         0.4
Charter National Life Insurance Co......       66.5       11.7        80.5        87.9       27.3        19.8
Fortis Benefits Insurance Co............         --         --          --          --         --         0.2
Intramerica Life Insurance Co...........        4.9        1.3         5.7        12.1        2.4         1.8
Lincoln Benefit Life Co.................         --        0.1         1.2          --         --          --
Mutual of America Life Insurance Co.....         --       47.4          --          --       65.0        29.6
Paragon Life Insurance Co...............         --         --         0.2          --        0.1          --
Providentmutual Life and Annuity Co
of America..............................         --        1.5          --          --         --          --
Safeco Life Insurance Co................         --         --         5.5          --         --         1.7
Union Central Life Insurance Co. .......       28.3         --          --          --        4.0         5.5
United of Omaha Life Insurance Co. .....        0.1         --          --          --         --          --
                                            -------------------------------------------------------------------
                                              100.0%     100.0%      100.0%      100.0%     100.0%      100.0%
                                              =======    =======     =======     =======    =======     =======



The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios in conformity with generally accepted accounting principles.

SECURITY VALUATION. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

OPTIONS. The International Portfolio may purchase and write (sell) exchange-listed and over-the-counter call and put options on securities and other financial instruments. Exchange traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked quotations or at the most recent asked quotation (if written) or the most recent bid quotation (if purchased) if no bid and asked quotations are available. Over-the-counter options are valued at the most recent asked quotation (if written) or the most recent bid quotation (if purchased).

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the non-money market Portfolios may enter into forward foreign currency exchange contracts ("contracts"). During the period, to hedge a portion of the International Portfolio's Japanese Yen currency exposure, the International Portfolio entered into Japanese Yen forward exchange contracts. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized and unrealized gains and losses arising from such transactions are included in net realized and unrealized gain (loss) from foreign currency related transactions.

REPURCHASE AGREEMENTS. The Fund on behalf of each Portfolio may enter into repurchase agreements with U.S. and foreign banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment

SCUDDER VARIABLE LIFE INVESTMENT FUND
--------------------------------------------------------------------------------

transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio. The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

EXPENSES. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of 0.37% for the Money Market Portfolio, 0.475% for the Bond Portfolio, 0.475% for the Balanced Portfolio, 0.475% for the Growth and Income Portfolio, 0.475% for the Capital Growth Portfolio, and 0.875% for the International Portfolio.

The Trustees authorized the Fund to pay the Adviser and Scudder Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of the Adviser, for certain administrative expenses of the Fund in accordance with the Agreement. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses.

The Trustees authorized the Fund on behalf of each Portfolio to pay Investor Services for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Effective October 1, 1994, under a new agreement, the Trustees authorized the Fund to pay Scudder Fund Accounting Corp., a wholly-owned subsidiary of the Adviser, for such services.

Related fees for such services are detailed in each Portfolio's statement of operations.

For a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Companies, each of the Participating Insurance Companies has agreed to reimburse the Fund to the extent that the annual operating expenses of any Portfolio of the Fund, other than the International Portfolio, exceed three-quarters of one percent (0.75 of 1%) of that Portfolio's average annual net assets. The Participating Insurance Companies have agreed to reimburse the Fund to the extent that such expenses of the International Portfolio exceed one and one-half percent (1.50 of 1%) of the Portfolio's average annual net assets. The Adviser may advance some or all of such reimbursement to the Fund prior to receiving payment therefore from a Participating Insurance Company, but it is under no obligation to do so. If the Adviser does advance such reimbursement to the Fund and does not receive payment therefore, it will be entitled to be repaid such amounts by the Fund. The amount due to the Adviser represents unpaid management fee, administrative fees and accounting fees. In addition to the reimbursement by Participating Insurance Companies noted above, until April 30, 1996, the Adviser has agreed to waive part or all of its fees for the Growth and Income Portfolio to the extent that the Portfolio's expenses will be maintained at 0.75%.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $7,500 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $5,000 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the year ended December 31, 1994 are detailed in each Portfolio's statement of operations.

                                          SCUDDER VARIABLE LIFE INVESTMENT FUND
                                              REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF SCUDDER VARIABLE LIFE INVESTMENT FUND:

We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the six Portfolios identified in Note A), including the investment portfolios, as of December 31, 1994, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the six Portfolios identified in Note A) as of December 31, 1994, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 3, 1995

SCUDDER VARIABLE LIFE INVESTMENT FUND
TAX INFORMATION
--------------------------------------------------------------------------------

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Capital Growth Portfolio, and International Portfolio designate $292,083, $5,511,650, and $1,548,747, respectively, as capital gain dividends for the year ended December 31, 1994.

Celebrating 75 Years of Serving Investors

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(tm) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                   APPENDIX E

                     SCUDDER VARIABLE LIFE INVESTMENT FUND

                    Semi-Annual Report dated June 30, 1995.


The Fund's semi-annual report dated June 30, 1995, immediately follows this page.

                              Scudder Variable Life
                                 Investment Fund



                                Semiannual Report
                                  June 30, 1995

















   An open-end management investment company that offers shares of beneficial interest in six types of diversified portfolios.

                     Scudder Variable Life Investment Fund


                                    Contents

Letter from the Fund's President ..........................................    2

Money Market Portfolio Management Discussion ..............................    3

Bond Portfolio Management Discussion ......................................    4

Bond Portfolio Summary ....................................................    5

Balanced Portfolio Management Discussion ..................................    6

Balanced Portfolio Summary ................................................    7

Growth and Income Portfolio Management Discussion .........................    8

Growth and Income Portfolio Summary .......................................    9

Capital Growth Portfolio Management Discussion ............................   10

Capital Growth Portfolio Summary ..........................................   11

International Portfolio Management Discussion .............................   12

International Portfolio Summary ...........................................   13

Investment Portfolios, Financial Statements, and Financial Highlights

         Money Market Portfolio ...........................................   14

         Bond Portfolio ...................................................   20

         Balanced Portfolio ...............................................   27

         Growth and Income Portfolio ......................................   37

         Capital Growth Portfolio .........................................   45

         International Portfolio ..........................................   54

Notes to Financial Statements .............................................   64

SCUDDER VARIABLE LIFE INVESTMENT FUND
LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Stock and bond prices worldwide improved dramatically in the first half of this year as concerns about inflationary economic growth all but disappeared. Economic growth in the United States and Europe has shown signs of weakening in recent months, allowing stock investors to focus on the strong corporate earnings increases that have characterized the past few years. Bond investors, believing that inflation is no longer a current concern, have pushed prices higher and interest rates lower. In the United States, the Federal Reserve assured investors that this was the case with a quarter of a percentage point reduction in the federal funds rate in early July.

         While growth in capital markets is always welcome, rapid increases in asset prices often warn of excess. A 20% rise in the U.S. stock market in six months, for example, is not reflective of an economy late in its expansionary cycle. Indeed, the recent surge in mergers and acquisitions suggests that corporations have exhausted the benefits of downsizing and are looking to other means of generating profits. At a minimum, we think it will be difficult for the markets to repeat in the next six months their performance in the first half of this year, and caution investors not to be surprised by any near-term corrections.

         Longer term, however, we believe that investment prospects around the world are fundamentally positive. In our view, the driver of capital market returns over the next five years will be disinflationary growth, dominated by such forces as technological innovation, deregulation, and monetary restraint. While both stock and bond markets will offer opportunity, those industries and companies that flexibly accommodate change should offer above-average returns. However, emerging markets and industries that truly emerge are likely to produce the highest returns of all. A global disinflationary growth environment runs counter to much of our previous economic experience. With an approach to investment management grounded in innovative independent research, Scudder's portfolio managers and analysts will continually assess the changing economic landscape to try to identify those investment opportunities that provide financial reward for shareholders with an appropriate level of risk.

         In closing, I am pleased to announce that Stephen L. Akers has joined the Money Market Portfolio's management team and that Bruce F. Beaty has joined the Capital Growth Portfolio's management team, replacing Steven P. Aronoff and Julia D. Cox. Stephen joined Scudder in 1984 and is the Director of Scudder's Reserve Asset Management Group, managing several portfolios. Bruce joined Scudder in 1991 as a member of Scudder's Global Equity Group, concentrating on research and investment in U.S. equities, and has 15 years' experience in stock analysis and investing.

         Thank you for choosing Scudder Variable Life Investment Fund to help meet your investment needs.

                                       Sincerely,

                                       /s/David B. Watts
                                       David B. Watts
                                       President,
                                       Scudder Variable Life Investment Fund

MONEY MARKET PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         We are pleased to report that Money Market Portfolio provided investors with a stable $1.00 share price during the first half of 1995 and a 5.55% 7-day net annualized yield as of June 30. The Portfolio also returned a competitive 2.83% for the same period, compared with 2.73% for the 85 money market funds tracked by Lipper Analytical Services. While money markets generally offer higher yields than insured bank savings accounts, it is important to keep in mind that the Portfolio's yield will continue to fluctuate with prevailing interest rates.

         After rising for much of 1994, long-term interest rates have declined thus far in 1995. The Federal Reserve's series of rate hikes last year reassured investors that inflation was under control. Shortly after the close of the June 30 semiannual period, the Fed reduced short-term interest rates by 1/4 of a percentage point, providing further evidence that inflation is not currently a threat to the economy. Given this year's interest rate environment, Money Market Portfolio has extended its average maturity to 52 days at the close of the six-month period, in contrast with 35 days six months earlier. Additional interest rate declines will be the impetus for further adjustments of the Portfolio's average maturity as we strive to provide both competitive yields and price stability for shareholders.

         Corporate commercial paper constituted a significant portion of the Portfolio throughout the period. These securities, which provide companies with short-term funds at a lower rate than is typically offered by banks, continue to provide attractive relative yields. At the end of the period, commercial paper accounted for approximately 60% of the Portfolio.

         If, in the coming months, the economy continues to slow and inflation remains under control, we intend to favor longer-term money market securities to "lock in" higher interest rates. As always, our focus will remain on quality as we select short-term money market investments to maintain Money Market Portfolio's stable share price and competitive yield.

      Sincerely,
      Your Portfolio Management Team

      /s/Robert T. Neff                  /s/Stephen L. Akers
      Robert T. Neff                     Stephen L. Akers
      Lead Portfolio Manager

      /s/Nicca B. Alcantara
      Nicca B. Alcantara

BOND PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         The unmanaged Lehman Brothers Aggregate Bond Index provided a total return of 11.44% for the six months ended June 30, the strongest first-half return since the index was created in the early 1970s. The dramatic rally in bonds so far this year reflects a much more benign interest rate environment than existed last year. Indeed, the recent easing of interest rates by the Federal Reserve, coming after a series of rate hikes in 1994, testifies to their confidence in the current trend of slow economic growth and low inflation. While interest rates have eased in many parts of the globe, the U.S. market provided stronger overall returns (as measured by ten-year bonds) than those of its G-7 partners Canada, France, Germany, Italy, Japan, and the United Kingdom.

         The Bond Portfolio returned 10.40% during the period and provided a 6.89% 30-day net annualized SEC yield as of June 30. Performance, while strong, reflects the fact that managed bond portfolios typically underperform the market averages in periods of strong price appreciation. Unlike the indexes, bond portfolios need to maintain some cash reserves at all times, which acts as a drag on performance during market rallies.

         As the interest rate environment improved starting late last year, we began to increase the Portfolio's duration. As of June 30, 1995, the average duration stood at 5.22 years, compared with 5.09 years on December 31, 1994. The longer duration allows the Portfolio to participate more fully in the bond price rally while capturing higher relative yields. We also de-emphasized our position in mortgage-backed securities during the period, which aided overall Portfolio performance. These securities tend to underperform other types of bonds during periods of strong price appreciation, because as yields decline the risk of mortgage prepayment increases. Another contributor to performance was our corporate bond holdings, where strong security selection resulted in solid price appreciation during the period.

         Our current outlook calls for the possibility of further interest rate declines over the next year to year-and-a-half. Evidence now suggests that weaker economic growth and low inflation exists in most of the industrialized world, which makes the global environment more conducive to easier monetary policy and lower rates. Even so, after such unusually strong bond market returns in the first half, we will be watching for periods of price corrections, which could result from profit-taking or a spate of higher growth later this year. In the coming months, we intend to maintain or slightly increase duration, and focus more on intermediate-term securities, which currently offer solid values in our opinion. We view the Portfolio's current positioning, with its emphasis on both competitive yields and price appreciation, as appropriate in the current environment.

      Sincerely,

      Your Portfolio Management Team

      /s/Ruth Heisler                    /s/Renee L. Ross
      Ruth Heisler                       Renee L. Ross
      Lead Portfolio Manager


      /s/William M. Hutchinson
      William M. Hutchinson

Bond Portfolio
Portfolio Summary as of June 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Bond Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $11,142    11.42%    11.42%
5 Year    $15,701    57.01%     9.44%
Life of
Fund*     $23,117   131.17%     8.78%

LB Aggregate Bond Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $11,255    12.55%    12.55%
5 Year    $15,676    56.76%     9.40%
Life of
Fund*     $26,052   160.52%    10.14%

*The Fund commenced operations on July 16, 1985.
Index comparisons begin July 31, 1985.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

Bond Portfolio
Year           Amount
---------------------
7/31/85*        10000
86              11492
87              11935
88              12656
89              13817
90              14699
91              16171
92              18573
93              21202
94              20713
95              23079

LB Aggregate Bond Index
Year            Amount
----------------------
7/31/85*        10000
86              12043
87              12708
88              13731
89              15409
90              16619
91              18397
92              20980
93              23453
94              26052

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.


-------------------------------------------------------------------
ASSET QUALITY
-------------------------------------------------------------------
By Quality
-------------------
AAA             74%
AA               3%           Despite the period's various changes
A               14%           in asset allocation, Bond Portfolio
BBB              8%           has maintained its high overall credit
NR               1%           quality, with over 90% of its holdings
               ----           rated A or higher.
               100%
               ====
-------------------
Average Quality: AAA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
EFFECTIVE MATURITY
-------------------------------------------------------------------
Less than 1 year            15%
1 up to 3 years             22%
3 up to 8 years             22%
8 up to 10 years            11%
10 years or greater         30%
                           ----
                           100%
                           ====

Weighted average effective maturity: 9 years

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
U.S. Treasury Obligations       52%
Corporate Bonds                 19%
Foreign Bonds                    8%
Asset-Backed Securities          8%
U.S. Government Guaranteed
  Mortgages                      7%
U.S. Government Agency
  Pass-Thrus                     4%
Collateralized Mortgage
  Obligations                    2%
                               ----
                               100%
                               ====

BALANCED PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         A combination of positive factors--including strong corporate earnings, moderate inflation, declining interest rates, and strong flows into mutual funds--drove overall market results in the year's first two quarters. The unmanaged S&P 500 Index returned 20.21% while the bond market, as measured by the unmanaged Lehman Brothers Aggregate Bond Index, returned 11.44% in the first half of the year. The Balanced Portfolio provided a total return of 15.22% for the semiannual period ended June 30, 1995. The Portfolio's performance compares well with the 13.30% average total return for the 26 balanced funds tracked by Lipper Analytical Services.

         Our strategy in the stock portion of the Portfolio continues to focus on the purchase of large- and medium-capitalization growth stocks with attractively valued growth of earnings relative to the market and industry peers. Portfolio concentration in the first half of the year has remained in financial service, consumer staples, healthcare, and technology issues. These groups posted strong performance for the period, with financial holdings benefiting from declining interest rates, healthcare holdings reaping the rewards of restructuring, and technology companies enjoying strong product demand. Despite significant gains in several holdings--including Nokia, Ericsson, Motorola, Intel, and Texas Instruments--we are mindful that demand for computers and related technology is unpredictable, and that heightened performance expectations are vulnerable to disappointment. Fortunately, the long-term outlook for further earnings growth in this sector remains positive.

         As for the income portion of the Portfolio, we have focused on a slightly longer duration (4.85 years as of June 30 versus 4.77 years at year-end) to take advantage of the price increases and yield declines that have accompanied the current environment of falling interest rates. Other shifts reflective of the trend toward lower rates include a de-emphasis of mortgage-backed securities and an increase in intermediate-term holdings, the latter of which we expect to continue to implement over the next few months. Mortgage-backed securities typically underperform during periods of falling interest rates, due to the higher risk of prepayment. Our focus on intermediate-term maturities stems from their attractive yields and price appreciation potential. Looking ahead, we believe that the Portfolio's well-balanced equity and bond strategies are positioned to provide solid absolute and relative performance over time.

      Sincerely,

      Your Portfolio Management Team

      /s/Bruce F. Beaty                  /s/Ruth Heisler
      Bruce F. Beaty                     Ruth Heisler
      Lead Portfolio Manager

      /s/Renee L. Ross                   /s/William F. Gadsden
      Renee L. Ross                      William F. Gadsden

Balanced Portfolio
Portfolio Summary as of June 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Balanced Portfolio
----------------------------------------
             Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $11,909    19.09%    19.09%
5 Year    $15,783    57.83%     9.56%
Life of
Fund*     $28,434   184.34%    11.06%

S&P 500 Index (60%) and LBAB Index (40%)
--------------------------------------
             Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $12,160    21.60%    21.60%
5 Year    $17,024    70.24%    11.22%
Life of
Fund*     $34,055   240.55%    13.03%

*The Fund commenced operations on July 16, 1985.
Index comparisons begin July 31, 1985.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

Balanced Portfolio
Year           Amount
---------------------
7/31/85*        10000
86              13147
87              14545
88              14579
89              16925
90              18136
91              18546
92              21701
93              24108
94              24036
95              28625

S&P 500 Index
Year            Amount
----------------------
7/31/85*        10000
86              13602
87              17024
88              15850
89              19106
90              22257
91              23902
92              27108
93              30803
94              31236
95              39379


LBAB Index
Year            Amount
----------------------
7/31/85*        10000
86              12043
87              12708
88              13731
89              15409
90              16619
91              18397
92              20980
93              23453
94              23147
95              26052

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 20.94% and 9.17%, respectively.


-------------------------------------------------------------------
EQUITY HOLDINGS
-------------------------------------------------------------------
Sector breakdown of the         Five Largest Equity Holdings
Portfolio's equity holdings     -----------------------------------
---------------------------
Technology              15%     1. Federal National Mortgage Association
Financial               14%         Insurer and holder of mortgage loans
Consumer Staples        14%     2. Columbia/HCA Healthcare Corp.
Health                  12%         Leading hospital management company
Consumer Discretionary   8%     3. American International Group, Inc.
Energy                   8%         Major international insurance holding
Durables                 7%     4. Eli Lilly Co.
Media                    7%         Leading pharmaceutical company
Manufacturing            7%     5. Motorola Inc.
Other                    8%         Manufacturer of semiconductors and
               ----         communication products
               100%
               ====


-------------------------------------------------------------------
FIXED INCOME HOLDINGS
-------------------------------------------------------------------
By Asset Type
--------------------------------------------
U.S. Treasury Obligations                44%
Cash Equivalents                         19%
Corporate Bonds                          17%
U.S. Gov't Guaranteed Mortgages           6%
Asset-Backed Securities                   6%
Foreign Bonds                             5%
U.S. Government Agency Pass-Thrus         2%
Collateralized Mortgage Obligations       1%
                    ----
                    100%
                    ====
By Quality
--------------------------------------------
AAA                                      77%
AA                                        2%
A                                         9%
BBB                                      12%
                    ----
                    100%
                    ====

GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         For the six months ended June 30, 1995, the Growth and Income Portfolio provided a total return of 15.46%, reflecting the strong overall performance of U.S. stocks: the unmanaged S&P 500 Index returned 20.21% for the same period.

         Manufacturing and durable goods holdings--sectors that are overweighted in the Portfolio compared with the Index--made the most significant contribution to performance, led by such standouts as United Technologies, Rockwell, and Lockheed. Specialty chemicals companies Betz Labs and Witco also provided strong gains. Financial stocks have continued their strong recovery from the difficult interest rate environment of 1994, and the Portfolio's overweighting in such stocks as Sallie Mae, Chemical Bank, and Bankers Trust also boosted returns. Sallie Mae, in particular, now with a new group of board members who call themselves "The Committee to Restore Value to Sallie Mae," has enjoyed a sharp recovery this year, up 46.5% for the six-month period. The Portfolio also benefited from its limited exposure to consumer stocks in the leisure, retail, and entertainment industries. After several years of robust spending, American consumers have tightened their purse strings, suppressing the earnings of many consumer-goods-oriented companies--the second-worst performing group in the quarter just ended.

         Although the Portfolio's performance this year has been strong on an absolute basis, it has not kept pace with the S&P benchmark, in part because of our commitment to energy stocks, which generally have underperformed. Despite recent price weakness, we believe the longer-term outlook for energy stocks is positive, given the burgeoning demand for energy by mature and developing economies around the world. Another factor in the Portfolio's relative underperformance was the absence of technology stocks, which as a group have led the market rally in 1995. These stocks are often characterized by a high degree of price volatility and minimal or nonexistent dividends. By contrast, our investment approach is based on selecting stocks with a combination of attractive fundamental qualities and high-paying dividends relative to the S&P--a strategy designed to provide competitive returns in strong markets and above-market performance in weak ones. We believe this approach will continue to serve investors well in the future, as it has in the past.

      Sincerely,

      Your Portfolio Management Team


      /s/Robert T. Hoffman               /s/Kathleen T. Millard
      Robert T. Hoffman                  Kathleen T. Millard
      Lead Portfolio Manager


      /s/Benjamin W. Thorndike
      Benjamin W. Thorndike

Growth and Income Portfolio
Portfolio Summary as of June 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Growth and Income Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $11,993    19.93%     19.93%
Life of
Fund*     $12,113    21.13%     17.94%

S&P 500 Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $12,607    26.07%    26.07%
Life of
Fund*     $12,500    25.00%    21.18%

*The Fund commenced operations on May 2, 1994.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Growth and Income Portfolio
Year           Amount
---------------------
5/2/94*         10000
6/94            10100
9/94            10750
12/94           10491
3/95            11175
6/95            12113

S&P 500 Index
Year            Amount
----------------------
5/2/94*         10000
6/94             9915
9/94            10400
12/94           10398
3/95            11411
6/95            12500

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Growth and Income Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
Equity Securities       98%
Cash Equivalents         2%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Portfolio's equity holdings

Financial               18%
Manufacturing           16%
Health                  15%       Growth and Income Portfolio benefited
Energy                  11%       from its relatively large weightings
Consumer Staples        11%       in the manufacturing and durable goods
Durables                 8%       sectors, with notable performance coming
Utilities                5%       from United Technologies, Rockwell, and
Service Industries       5%       Lockheed Martin.
Communications           4%
Other                    5%
                       ----
                        98%
                       ====

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. United Technologies Corp.
        Aerospace, climate control systems and elevators
 2. Eli Lilly Co.
        Leading pharmaceutical company
 3. Baxter International Inc.
        Manufacturer and distributor of hospital and laboratory products and services
 4. Student Loan Marketing Association
        Student loan financing programs
 5. TRW Inc.
        Defense electronics, automotive parts and systems
 6. Xerox Corp.
        Leading manufacturer of copiers and duplicators
 7. First Bank System Inc.
        Commercial banking in Minnesota and the northcentral U.S.
 8. Warner-Lambert Co.
        Drugs, toiletries and food products
 9. E.I. du Pont de Nemours & Co.
        Chemical producer
10. Lockheed Martin Corp.
        Manufacturer of aircraft, missiles and space equipment

CAPITAL GROWTH PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Strong corporate earnings and declining interest rates pushed stock prices to record highs in the first half of 1995. Capital Growth Portfolio's net asset value rose $1.49 per share to $13.72 on June 30. In addition, the Portfolio distributed $0.035 per share in income and $0.425 per share in capital gains to shareholders, contributing to a total return of 16.48% for the period.

         The positive forces influencing stock market activity in recent months will continue, in our opinion, to drive share prices for the balance of 1995. In recent months, the Portfolio has benefited from significant appreciation in its cable and technology holdings, with the strongest performance coming from such semiconductor stocks as Intel, up 98% for the period. Intel was the Portfolio's largest holding on June 30. Another important contributor to performance during the period was the financial services sector, which benefited from a greatly improved interest rate environment. Portfolio positions were added in American International Group, PMI Group, and Fannie Mae.

         Alternatively, the Portfolio's historically high concentrations in media and communications companies have been reduced. While we believe that the long-term outlook for these companies remains quite positive, near-term regulatory and competitive concerns no longer justify significant overweighting. Similarly, in the gaming sector, which has continued to disappoint due to legal difficulties and increased competition, we reduced or sold holdings in Bally Gaming, Circus Circus, Mirage Resorts, and President Casinos. We continue to favor the technology sector. But within the context of this large area we have and will continue to adjust the Portfolio's mix of investments. Selling into the recent rally, we took profits in such companies as Informix and Advanced Micro Devices, and purchased Hewlett-Packard. Overall, the technology, financial, and healthcare sectors continue to be areas of focus for the Portfolio.

         In the coming months, we expect a general slowing of economic growth around the world and therefore have emphasized those industries and companies where we believe earnings growth is sustainable. Fortunately, we are encouraged by the relative health of U.S. corporations and the benign inflationary environment. We believe Capital Growth Portfolio is well-positioned to benefit shareholders over time.

      Sincerely,

      Your Portfolio Management Team


      /s/William F. Gadsden                      /s/Bruce F. Beaty
      William F. Gadsden                         Bruce F. Beaty
      Lead Portfolio Manager

Capital Growth Portfolio
Portfolio Summary as of June 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Capital Growth Portfolio
----------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $12,031    20.31%     20.31%
5 Year    $17,148    71.48%     11.39%
Life of
Fund*     $34,692   246.92%     13.30%

S&P 500 Index
--------------------------------------
                     Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $12,607    26.07%     26.07%
5 Year    $17,693    76.93%     12.08%
Life of
Fund*     $39,379   293.79%     14.83%

*The Fund commenced operations on July 16, 1985.
Index comparisons begin July 31, 1985.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly Periods Ended June 30

Capital Growth Portfolio
Year           Amount
---------------------
7/31/85*        10000
86              13718
87              17198
88              16314
89              19072
90              20609
91              21176
92              25087
93              29636
94              29374
95              35340

S&P 500 Index
Year           Amount
---------------------
7/31/85*        10000
86              13602
87              17024
88              15850
89              19106
90              22257
91              23902
92              27108
93              30803
94              31236
95              39379

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
Equity Securities       94%
Cash Equivalents         6%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Portfolio's equity holdings

Technology              19%
Financial               14%       The Portfolio's historically high
Health                  11%       concentrations in media and communications
Media                   11%       companies have beenr reduced, since
Energy                   8%       current valuations and fundamental
Consumer Discretionary   6%       prospects no longer justify a substantial
Durables                 5%       overweighting in our opinion.
Communications           5%
Service Industries       4%
Other                   11%
                       ----
                        94%
                       ====

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. Intel Corp.
        Semiconductor memory circuits
 2. Time Warner Inc.
        Publishing, broadcasting, and video entertainment company
 3. Columbia/HCA Healthcare Corp.
        Leading hospital management company
 4. Federal National Mortgage Association
        Insurer and holder of mortgage loans
 5. Hewlett-Packard Co.
        Measurement and test instruments, computer systems
 6. Texas Instruments Inc.
        Semiconductors and electronic equipment
 7. Tele-Communications Inc.
        Cable TV systems and microwave services
 8. American International Group, Inc.
        Major international insurance holding company
 9. Capital Cities/ABC Inc.
        TV and radio broadcasting, cable programming and publishing
10. Amoco Corp.
        International oil company

INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         A noticeably more positive investment environment in recent months and the strong performance of several portfolio holdings combined to provide a 4.25% total return for International Portfolio in the six months ended June 30, 1995. The Portfolio's return compares favorably with the 2.95% return of the unmanaged Morgan Stanley Capital International Europe, Australia, and Far East plus Canada Index, as well as with the 3.58% average return of the 58 international funds tracked by Lipper Analytical Services.

         Throughout the six-month period, we continued to enhance investments in European markets while trimming the Portfolio's exposure to Japan. This strategy served the Portfolio well, as Finland, Sweden, and Switzerland were among the best-performing stock markets in the world, returning 30.0%, 16.7%, and 23.2%, respectively. Meanwhile, Japan returned -8.2% during the period, beset by the strong yen, a deflationary spiral, trade conflict with the United States, and ineffectual government policy. Despite the many excellent companies in Japan, we intend to maintain a cautious approach to Japanese investments until the Japanese government pursues meaningful policies to address its economic difficulties. Also, as the likelihood of a weakening yen increased, we increased our currency hedges on the Portfolio's remaining Japanese investments. Roughly 25% of the Portfolio's Japanese holdings was hedged back to the dollar as of June 30.

         With the proceeds from our sales in Japan we invested in several European companies that are enjoying the benefits of strong earnings and negligible inflation, including stocks of financial companies. Central banks in Europe and elsewhere have shifted from an anti-inflation policy, which included rising interest rates, to a more neutral wait-and-see stance. Additions during the period include Compagnie Bancaire SA and Societe Generale in France, and AEGON Insurance Group NV in the Netherlands.

         In the coming months, we intend to remain focused on what we consider the key global growth themes, identifying those companies that have established successful market niches in a world economy characterized by slow overall growth and low inflation.

      Sincerely,

      Your Portfolio Management Team


      /s/Carol L. Franklin                     /s/Nicholas Bratt
      Carol L. Franklin                        Nicholas Bratt
      Lead Portfolio Manager


      /s/Joan R. Gregory
      Joan R. Gregory

International Portfolio
Portfolio Summary as of June 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
International Portfolio
----------------------------------------
             Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,262     2.62%      2.62%
5 Year    $13,275    32.75%      5.83%
Life of
Fund*     $20,428   104.28%      9.15%

MSCI EAFE & Canada Index
--------------------------------------
             Total Return
  Period   Growth    -------------
   Ended     of               Average
 6/30/95  $10,000  Cumulative  Annual
--------- -------  ----------  -------
1 Year    $10,227     2.27%      2.27%
5 Year    $12,552    25.52%      4.65%
Life of
Fund*     $14,325    43.25%      4.55%

*The Fund commenced operations on May 1, 1987.
Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly Periods Ended June 30

International Portfolio
Year           Amount
---------------------
5/31/87*        10000
87              10688
88               9972
89              11921
90              15492
91              13925
92              15162
93              16540
94              20041
95              20566

MSCI EAFE & Canada Index
Year           Amount
---------------------
5/31/87*        10000
87               9706
88              10092
89              11065
90              11413
91              10167
92              10088
93              12057
94              14007
95              14325

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region (Excluding Cash Equivalents)
--------------------------------------
Europe                  63%
Japan                   18%
Pacific Basin           11%
Latin America            5%
Canada                   3%
               ----
               100%
               ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

By Sector (Equity Holdings)
-------------------------------------
Manufacturing           18%
Financial               12%
Metals and Minerals     10%
Durables                10%
Energy                   9%
Utilities                6%
Technology               6%
Service Industries       6%
Consumer Staples         5%
Other                   18%
               ----
               100%
               ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. SAP AG
    German computer software manufacturer
 2. Autoliv AB
    Swedish manufacturer of safety airbags for automobiles
 3. Nokia AB Oy
    Leading manufacturer of cellular telephones in Finland
 4. L.M. Ericsson Telephone Co.
    Leading manufacturer of cellular telephone equipment in Sweden
 5. SMC Corp.
    Leading maker of pneumatic equipment in Japan
 6. Heineken Holdings N.V.
    Brewery in the Netherlands
 7. Philips Electronics N.V.
    Leading manufacturer of electrical equipment in the Netherlands
 8. Hutchison Whampoa, Ltd.
    Container terminal and real estate company in Hong Kong
 9. Reuters Holdings PLC
    International news agency in the United Kingdom
10. Brown, Boveri & Cie. AG
    Swiss manufacturer of electrical equipment

MONEY MARKET PORTFOLIO
INVESTMENT PORTFOLIO as of June 30, 1995 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                           % of    Principal                                                                    Value ($)
                        Portfolio  Amount ($)                                                                   (Note A)
-------------------------------------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------
                         13.7%     REPURCHASE AGREEMENT
                                   --------------------------------------------------------------------------------------
                                   11,293,000    Repurchase Agreement with Nesbitt Burns Securities
                                                  Inc. dated 6/30/95 at 6.125%, to be repurchased at
                                                  $11,298,764 on 7/3/95, collateralized by a $11,140,000
                                                  U.S. Treasury Note, 6.25%, 8/31/96 (Cost $11,293,000)......  11,293,000
                                                                                                               ----------
                                   --------------------------------------------------------------------------------------
                         59.8%     COMMERCIAL PAPER
                                   --------------------------------------------------------------------------------------
HEALTH                    7.2%

    Pharmaceuticals                3,000,000     Eli Lilly & Co., 5.82%, 9/20/95.............................   2,960,715
                                   3,000,000     Warner Lambert Co., 5.55%, 12/18/95.........................   2,921,375
                                                                                                               ----------
                                                                                                                5,882,090
                                                                                                               ----------
COMMUNICATIONS            7.2%

    Telephone/
    Communications                 3,000,000     AT&T Corp., 5.97%, 7/26/95..................................   2,987,562
                                   3,000,000     BellSouth Telecommunications Inc., 6.02%, 9/22/95...........   2,958,362
                                                                                                               ----------
                                                                                                                5,945,924
                                                                                                               ----------
FINANCIAL                36.4%

    Banks                 7.3%     3,000,000     Deutsche Bank Financial Inc., 5.85%, 7/6/95.................   2,997,562
                                   3,000,000     Prudential Funding Corp., 6%, 7/14/95.......................   3,000,000
                                                                                                               ----------
                                                                                                                5,997,562
                                                                                                               ----------

    Consumer Finance     10.9%     3,000,000     American Express Credit Corp., 5.99%, 8/8/95................   3,000,000
                                   3,000,000     Ford Motor Credit Corp., 5.97%, 7/7/95......................   2,997,015
                                   3,000,000     General Electric Capital Corp., 5.99%, 7/24/95..............   3,000,000
                                                                                                               ----------
                                                                                                                8,997,015
                                                                                                               ----------
    Other Financial
    Companies            18.2%     3,000,000     Associated Corp. of North America, 5.96%, 7/10/95...........   3,000,000
                                   3,000,000     Ciesco L.P., 5.85%, 9/12/95.................................   2,964,412
                                   3,000,000     Corporate Asset Funding Corp., 5.9%, 8/23/95................   2,973,942
                                   3,000,000     New Center Asset Trust, 5.94%, 7/5/95.......................   2,998,020
                                   3,075,000     Rincon Securities Inc., 5.97%, 7/26/95......................   3,062,252
                                                                                                               ----------
                                                                                                               14,998,626
                                                                                                               ----------

MANUFACTURING             3.6%

    Machinery/
    Components/Controls            3,000,000     Pitney Bowes Credit Corp., 6.17%, 9/6/95....................    2,965,551
                                                                                                               -----------

ENERGY                    5.4%

    Oil Companies                  1,500,000     Chevron Oil Finance Co., 5.93%, 7/12/95.....................    1,497,282
                                   3,000,000     Shell Oil Credit Co., 5.95%, 8/1/95.........................    2,984,629
                                                                                                               -----------
                                                                                                                 4,481,911
                                                                                                               -----------
                                                 TOTAL COMMERCIAL PAPER (Cost $49,268,679)...................   49,268,679
                                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                                      INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                           % of    Principal                                                                     Value ($)
                        Portfolio  Amount ($)                                                                    (Note A)
--------------------------------------------------------------------------------------------------------------------------
                          13.2%    ---------------------------------------------------------------------------------------
                                   U.S. TREASURY OBLIGATIONS
                                   ---------------------------------------------------------------------------------------
                                   5,000,000   U.S. Treasury Bill, 6.32%, 7/6/95.............................    4,995,615
                                   3,000,000   U.S. Treasury Bill, 6.19%, 7/13/95............................    2,993,815
                                   3,000,000   U.S. Treasury Bill, 6.75%, 12/14/95...........................    2,906,694
                                                                                                                ----------
                                   TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,896,124)........................   10,896,124
                                                                                                                ----------
                                   ---------------------------------------------------------------------------------------
                           3.6%    U.S. GOVERNMENT AGENCY OBLIGATIONS
                                   ---------------------------------------------------------------------------------------
                                   3,000,000   Federal National Mortgage Association, Discount Note,
                                                5.53%, 11/29/95 (Cost $2,930,414)............................    2,930,414
                                                                                                                ----------
                                   ---------------------------------------------------------------------------------------
                           9.7%    SHORT-TERM NOTES
                                   ---------------------------------------------------------------------------------------
                                   3,000,000   Fifth Third Bank, 6.2%, 10/26/95..............................    3,000,000
                                   3,000,000   Harris Trust and Savings Bank, 6.1%, 7/18/95..................    3,000,000
                                   2,000,000   Morgan Bank Delaware, 6.5%, 5/6/96............................    2,007,463
                                                                                                                ----------
                                               TOTAL SHORT-TERM NOTES (Cost $8,007,463)......................    8,007,463
                                                                                                                ----------
==========================================================================================================================
                                               TOTAL INVESTMENT PORTFOLIO - 100.0 - (Cost $82,395,680)(a)....   82,395,680
                                                                                                                ==========

(a)  Cost for federal income tax purposes is $82,395,680.



The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------

JUNE 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments, at value (amortized cost $82,395,680)......
   (Note A).............................................                 $82,395,680
Cash                                                                              66
Receivables:
   Portfolio shares sold................................                   1,400,985
   Interest.............................................                     186,535
                                                                         -----------
            Total assets................................                  83,983,266

LIABILITIES
Payables:
   Portfolio shares redeemed............................    $ 1,893
   Accrued management fee (Note B)......................     23,513
   Other accrued expenses (Note B)......................      9,301
                                                            -------
           Total liabilities............................                      34,707
                                                                         -----------
Net assets, at value....................................                 $83,948,559
                                                                         ===========

NET ASSETS
Net assets consist of:
   Paid-in capital......................................                  83,948,559
                                                                         -----------
Net assets, at value....................................                 $83,948,559
                                                                         ===========
NET ASSET VALUE, offering and redemption price per
   share ($83,948,559 divided by 83,948,559
   outstanding shares of beneficial interest,
   no par value, unlimited number of shares
   authorized)..........................................                       $1.00
                                                                               =====




The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest..............................................                $2,563,701
Expenses (Note A):....................................
Management fee (Note B)...............................   $154,582
Accounting fees (Note B)..............................     15,023
Trustees' fees (Note B)...............................      7,562
Legal.................................................     12,998
Custodian fees........................................      9,268
Auditing..............................................      7,382
Other.................................................      3,907        210,722
                                                         -------      ----------
Net investment income.................................                 2,352,979
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                $2,352,979
                                                                      ==========



The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS
                                                                                        ENDED           YEAR
                                                                                       JUNE 30,         ENDED
                                                                                         1995        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                     (UNAUDITED)       1994
-----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income and net increase in net
  assets resulting from operations..............................................    $  2,352,979   $   2,768,491
                                                                                    ------------   -------------
Distributions to shareholders from net investment income
  ($.028 and $.037 per share, respectively).....................................      (2,352,979)     (2,768,491)
Portfolio share transactions at net asset value of $1.00 per share:                 ------------   -------------
  Proceeds from shares sold.....................................................      64,134,282     186,827,297
  Net asset value of shares issued to shareholders in
     reinvestment of distributions from net investment income...................       2,352,979       2,768,491
  Cost of shares redeemed.......................................................     (73,036,614)   (147,877,533)
                                                                                    ------------   -------------
  Net increase (decrease) in net assets from Portfolio share transactions.......      (6,549,353)     41,718,255
                                                                                    ------------   -------------
INCREASE (DECREASE) IN NET ASSETS...............................................      (6,549,353)     41,718,255
Net assets at beginning of period...............................................      90,497,912      48,779,657
                                                                                    ------------   -------------
NET ASSETS AT END OF PERIOD.....................................................    $ 83,948,559   $  90,497,912
                                                                                    ============   =============


The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED
FROM THE FINANCIAL STATEMENTS.


                                     SIX                                                                                 SIX
                                    MONTHS                                                                              MONTHS
                                    ENDED                                                                               ENDED
                                   JUNE 30,                        YEARS ENDED DECEMBER 31,                            DECEMBER
                                     1995      ---------------------------------------------------------------------     31,
                                 (UNAUDITED)    1994     1993     1992     1991     1990     1989     1988     1987    1986(E)
                                 -----------   ---------------------------------------------------------------------  ----------
Net asset value,
 beginning of period               $1.000      $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
Income from investment.........    ------      ------   ------   ------   ------   ------   ------   ------   ------   ------
 operations:
 Net investment
  income (a)...................      .028        .037     .025     .033     .057     .076     .088     .068     .060     .026
Less distributions from
 net investment income.........     (.028)      (.037)   (.025)   (.033)   (.057)   (.076)   (.088)   (.068)   (.060)   (.026)
                                   ------      ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value,
 end of period.................    $1.000      $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                   ======      ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%)...............      2.83(d)     3.72     2.54     3.33     5.81     7.83     8.84     7.08     5.95     2.59(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions)...........        84          90       49       34       28       32       15       11        8        3
Ratio of operating
 expenses, net to
 average daily net
 assets (%) (a)................       .50(c)      .56      .66      .64      .67      .69      .72      .75      .75      .75(c)
Ratio of net investment
 income to average
 daily net assets (%)..........      5.63(c)     3.80     2.55     3.26     5.67     7.57     8.53     6.99     6.06     5.10(c)

(a) Portion of expenses
     reimbursed
     (Note B)..................    $    -      $    -   $    -   $    -   $    -   $    -   $ .001   $ .003   $ .006   $ .022
(b) Original capital
(c) Annualized
(d) Not annualized
(e) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.


                                  FOR THE PERIOD
                                  JULY 16, 1985
                                  (COMMENCEMENT
                                  OF OPERATIONS)
                                   TO JUNE 30,
                                       1986
                                  --------------
Net asset value,
 beginning of period                $1.000(b)
Income from investment.........     ------
 operations:
 Net investment
  income (a)...................       .064
Less distributions from
 net investment income.........      (.064)
                                    ------
Net asset value,
 end of period.................     $1.000
                                    ======
TOTAL RETURN (%)...............       6.59(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions)...........          -

Ratio of operating
 expenses, net to
 average daily net
 assets (%) (a)................        .60(c)
Ratio of net investment
 income to average
 daily net assets (%)..........       6.75(c)

(a) Portion of expenses
     reimbursed
     (Note B)..................     $ .133
(b) Original capital
(c) Annualized
(d) Not annualized
(e) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

BOND PORTFOLIO
INVESTMENT PORTFOLIO as of June 30, 1995 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                           % of    Principal                                                                     Market
                        Portfolio  Amount ($)                                                                   Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------
                        51.8%      U.S. TREASURY OBLIGATIONS
                                   --------------------------------------------------------------------------------------
                                    2,735,000   U.S. Treasury Bill, 5.5%, 8/3/95............................    2,722,638
                                   13,210,000   U.S. Treasury Bond, 7.25%, 5/15/16..........................   14,000,486
                                    1,520,000   U.S. Treasury Bond, 7.875%, 2/15/21.........................    1,728,529
                                   12,655,000   U.S. Treasury Note, 4%, 1/31/96.............................   12,532,373
                                   11,875,000   U.S. Treasury Note, 6%, 6/30/96.............................   11,904,687
                                    6,400,000   U.S. Treasury Note, 5.5%, 7/31/97...........................    6,356,992
                                    1,190,000   U.S. Treasury Note, 6.375%, 7/15/99.........................    1,205,803
                                    7,190,000   U.S. Treasury Note, 6%, 10/15/99............................    7,195,608
                                    6,910,000   U.S. Treasury Note, 6.375%, 8/15/02.........................    6,992,022
                                    3,670,000   U.S. Treasury Note, 5.875%, 2/15/04.........................    3,579,975
                                   12,700,000   U.S. Treasury Separate Trading Registered Interest
                                                  and Principal Securities, 11/15/10 (6.78**)...............    4,555,109
                                    5,340,000   U.S. Treasury Separate Trading Registered Interest
                                                  and Principal Securities, 2/15/12 (6.84**)................    1,744,898
                                                                                                               ----------
                                                TOTAL U.S. TREASURY OBLIGATIONS (Cost $72,297,430)..........   74,519,120
                                                                                                               ----------
                                   --------------------------------------------------------------------------------------
                         7.3%      U.S. GOV'T GUARANTEED MORTGAGES
                                   --------------------------------------------------------------------------------------
                                    3,183,519   Government National Mortgage Association,
                                                 6.5%, 8/15/08*.............................................    3,147,704
                                    6,806,378   Government National Mortgage Association,
                                                 10%, 8/15/20*..............................................    7,408,267
                                                                                                               ----------
                                                TOTAL U.S. GOV'T GUARANTEED MORTGAGES
                                                 (Cost $10,609,861).........................................   10,555,971
                                                                                                               ----------

                                   --------------------------------------------------------------------------------------
                         4.2%      U.S. GOVERNMENT AGENCY PASS-THRUS
                                   --------------------------------------------------------------------------------------
                                    5,729,457   Federal Home Loan Mortgage Corp., 9.5%, 3/1/25*
                                                 (Cost $ 6,003,397).........................................    6,012,321
                                                                                                               ----------
                                   --------------------------------------------------------------------------------------
                         1.6%      COLLATERALIZED MORTGAGE OBLIGATIONS
                                   --------------------------------------------------------------------------------------
                                    2,000,000   Federal Home Loan Mortgage Corp., REMIC, 7%, 7/15/06........    2,002,500

                                      231,929   Federal National Mortgage Association, REMIC, 8.5%,
                                                 4/25/18....................................................      235,842
                                                                                                               ----------
                                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                 (Cost $2,054,250)..........................................    2,238,342
                                                                                                               ----------

                                   --------------------------------------------------------------------------------------
                         3.0%      FOREIGN BONDS - U.S. $ DENOMINATED
                                   --------------------------------------------------------------------------------------
                                    1,000,000   ABN-AMRO Bank NV, 7.75%, 5/15/23............................    1,018,730
                                    2,000,000   Korea Development Bank, 9.6%, 12/1/00.......................    2,256,520
                                    1,000,000   Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98...........    1,092,770
                                                                                                               ----------
                                                TOTAL FOREIGN BONDS - U.S. $ DENOMINATED
                                                 (Cost $4,177,789)..........................................    4,368,020
                                                                                                               ----------

                                   --------------------------------------------------------------------------------------
                         5.4%      FOREIGN BONDS - NON U.S. $ DENOMINATED
                                   --------------------------------------------------------------------------------------
                              DM    5,300,000   Federal Republic of Germany, 6.5%, 7/15/03..................    3,713,469
                              FFr  19,500,000   Government of France OAT, 7.5%, 4/25/05.....................    3,982,200
                                                                                                               ----------
                                                TOTAL FOREIGN BONDS - NON U.S. $ DENOMINATED
                                                 (Cost $7,703,350)..........................................    7,695,669
                                                                                                               ----------



The accompanying notes are an integral part of the financial statements.


                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                           % of    Principal                                                                     Market
                        Portfolio  Amount ($)                                                                   Value ($)
-------------------------------------------------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------------
                          7.6%     ASSET-BACKED SECURITIES
                                   --------------------------------------------------------------------------------------
Automobile Receivables    0.6%        898,739    Premier Auto Trust Asset Backed Certificate
                                                  Series 1994-3, 6.8%, 12/2/99*.............................      903,512
                                                                                                               ----------
Credit Card Receivables   4.5%      1,125,000    Chase Manhattan Credit Card Trust, 1991 "A",
                                                  7.65%, 11/15/98...........................................    1,128,859
                                    1,000,000    First Chicago Master Trust, Series 1991-D, 8.4%, 6/15/98...    1,018,750
                                    2,500,000    Standard Credit Card Trust, Series 1990-3B, 9.85%,
                                                  7/10/97...................................................    2,651,550
                                    1,500,000    Standard Credit Card Trust, Series 1990-6B, 9.625%,
                                                  9/10/97...................................................    1,587,180
                                                                                                               ----------
                                                                                                                6,386,339
                                                                                                               ----------
Home Equity Loans         1.5%     1,578,067     Contimortgage Home Equity Loan Trust, Series 1994-5 A1,
                                                  9.07%, 5/15/06*...........................................    1,592,614

                                     569,384     United Companies Financial Corp., Home Loan Trust,
                                                  Series 1993 B1, 6.075%, 7/25/14*..........................      552,124
                                                                                                               ----------
                                                                                                                2,144,738
                                                                                                               ----------
Manufactured Housing
Receivables               1.0%     1,493,629     Green Tree Financial Corp., Securitized NIM
                                                  Series 1994B, 7.85%, 7/15/04*.............................    1,497,363
                                                                                                               ----------
                                                 TOTAL ASSET-BACKED SECURITIES (Cost $11,245,316)...........   10,931,952
                                                                                                               ----------
                                   --------------------------------------------------------------------------------------
                         19.1%     CORPORATE BONDS
                                   --------------------------------------------------------------------------------------
Consumer Discretionary    3.6%     2,000,000     Dayton Hudson Corp., 8.6%, 1/15/12.........................    2,195,540
                                   3,000,000     Price/Costco Inc., 7.125%, 6/15/05.........................    3,013,980
                                                                                                               ----------
                                                                                                                5,209,520
                                                                                                               ----------
Consumer Staples          0.8%     1,000,000     Seagram & Sons Inc., 9%, 8/15/21...........................    1,130,570
                                                                                                               ----------
Financial                 2.2%     1,000,000     Banc One Corp., 8.74%, 9/15/03.............................    1,109,300
                                   1,000,000     Golden West Financial Corp., 6%, 10/1/03...................      941,670
                                   1,000,000     Grand Metropolitan Investment Corp., 8.625%, 8/15/01.......    1,093,510
                                                                                                               ----------
                                                                                                                3,144,480
                                                                                                               ----------
Media                     2.9%     4,000,000     Time Warner Inc., 9.125%, 1/15/13..........................    4,157,160
                                                                                                               ----------
Durables                  1.8%     5,000,000     General Motors Acceptance Corp., Zero Coupon, 12/1/12......    1,353,850
                                   1,000,000     Lockheed Corp., 9%, 1/15/22................................    1,181,220
                                                                                                               ----------
                                                                                                                2,535,070
                                                                                                               ----------
Manufacturing             1.6%     1,000,000     ARCO Chemical Co., 9.375%, 12/15/05........................    1,164,580
                                   1,000,000     Monsanto Co., 8.7%, 10/15/21...............................    1,149,640
                                                                                                               ----------
                                                                                                                2,314,220
                                                                                                               ----------
Technology                1.5%     2,000,000     Loral Corp., 8.375%, 6/15/24...............................    2,127,800
                                                                                                               ----------
Energy                    3.9%     2,000,000     Atlantic Richfield Co., 8.25%, 2/1/22......................    2,174,900
                                   2,000,000     Atlantic Richfield Co., 9.125%, 8/1/31.....................    2,406,040
                                   1,000,000     Enron Corp., 10%, 6/1/98...................................    1,082,350
                                                                                                               ----------
                                                                                                                5,663,290
                                                                                                               ----------


The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                           % of    Principal                                                                     Market
                        Portfolio  Amount ($)                                                                   Value ($)
-------------------------------------------------------------------------------------------------------------------------
Transportation          0.8%       575,000     American Airlines, 8.39%, 7/2/17                                   575,575
                                   600,000     American Airlines, 8.8%, 9/16/15                                   623,970
                                                                                                               ----------
                                                                                                                1,199,545
                                                                                                               ----------
                                               TOTAL CORPORATE BONDS (Cost $25,582,170)                        27,481,655
                                                                                                               ----------
=========================================================================================================================
                                               TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                (Cost $139,673,563)(a)                                        143,803,050
                                                                                                              ===========

 *  Effective maturities will be shorter due to amortization and prepayments.

**  Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).

    (a) At June 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $139,766,334 was as follows:

        Aggregate gross unrealized appreciation for all investments in which there is an
          excess of market value over tax cost...........................................................      $4,707,448

        Aggregate gross unrealized depreciation for all investments in which there is an
          excess of tax cost over market value...........................................................        (670,732)
                                                                                                               ----------
        Net unrealized appreciation......................................................................      $4,036,716
                                                                                                               ==========
--------------------------------------------------------------------------------------------------------------------------
        At December 31, 1994, the Bond Portfolio had a net tax basis capital loss carryforward of approximately $4,153,327, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December
        31, 2002, whichever occurs first.
--------------------------------------------------------------------------------------------------------------------------
        From November 1, 1994 through December 31, 1994, the Bond Portfolio incurred approximately $934,894 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1995.
--------------------------------------------------------------------------------------------------------------------------
        Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the six months ended June 30, 1995, aggregated $40,857,557 and $48,304,344, respectively. Purchases and sales of U.S. Government securities for the six months ended June 30, 1995, aggregated $69,417,915 and $67,599,030, respectively.
--------------------------------------------------------------------------------------------------------------------------
        COMMITMENTS:
        As of June 30, 1995, the Bond Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $119,533.


                                                                         NET UNREALIZED
                                                                         APPRECIATION/
                                                           SETTLEMENT     DEPRECIATION
CONTRACTS TO DELIVER           IN EXCHANGE FOR                DATE          (U.S.$)
----------------------------   -------------------------   ----------    --------------
Deutschemarks      5,380,751   U.S. Dollars    4,010,219    10/23/95         102,109
French Francs     18,975,450   U.S. Dollars    3,917,714    10/23/95          17,424
                                                                             -------
                                                                             119,533
                                                                             =======

The accompanying notes are an integral part of the financial statements.

                                                                                            FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------
                                      STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------

JUNE 30, 1995 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $139,673,563) (Note A)................                      $143,803,050
Cash..........................................................................                               664
Unrealized appreciation on forward currency exchange contracts (Note A).......                           119,533
Receivables:
  Interest....................................................................                         2,147,165
  Portfolio shares sold.......................................................                           116,483
                                                                                                    ------------
    Total assets..............................................................                       146,186,895

LIABILITIES
Payables:
  Portfolio shares redeemed...................................................   $  491,227
  Accrued management fee (Note B).............................................       59,844
  Other accrued expenses (Note B).............................................       16,157
                                                                                 ----------
    Total liabilities.........................................................                           567,228
                                                                                                    ------------
Net assets, at market value...................................................                      $145,619,667
                                                                                                    ============
NET ASSETS
Net assets consist of:
  Undistributed net investment income.........................................                      $  2,403,397
  Net unrealized appreciation on:
    Investments...............................................................                         4,129,487
    Foreign currency related transactions.....................................                           117,367
  Accumulated net realized loss...............................................                        (5,037,416)
  Paid-in capital.............................................................                       144,006,832
                                                                                                    ------------
Net assets, at market value...................................................                      $145,619,667
                                                                                                    ============
NET ASSET VALUE, offering and redemption price per share
        ($145,619,667 divided by 21,008,272 outstanding shares of beneficial
        interest, no par value, unlimited number of shares authorized)........                             $6.93
                                                                                                           =====

    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
------------------------------------------------------------------------------------------------------
                                       STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest...............................................................                  $ 4,927,305
  Expenses (Note A):
    Management fee (Note B)..............................................    $  336,348
    Accounting fees (Note B).............................................        21,673
    Trustees' fees (Note B)..............................................         8,414
    Custodian fees.......................................................         9,437
    Auditing.............................................................         8,876
    Legal................................................................         3,852
    Other................................................................         3,475        392,075
                                                                             ----------    -----------
  Net investment income..................................................                    4,535,230
                                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
    Investments..........................................................       343,683
    Foreign currency related transactions................................       (25,038)       318,645
                                                                             ----------
  Net unrealized appreciation during the period on:
    Investments..........................................................     8,897,348
    Foreign currency related transactions................................       117,367      9,014,715
                                                                             ----------    -----------
  Net gain on investment transactions....................................                    9,333,360
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                  $13,868,590
                                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

                                                                                          FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------------------------
                                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------

                                                                                SIX MONTHS
                                                                                  ENDED               YEAR
                                                                                 JUNE 30,            ENDED
                                                                                   1995           DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                              (UNAUDITED)            1994
--------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income.....................................................   $  4,535,230       $  8,806,288
  Net realized gain (loss) from investment transactions.....................        318,645         (5,607,148)
  Net unrealized appreciation (depreciation) on investment
    transactions during the period..........................................      9,014,715         (9,672,581)
                                                                               ------------       ------------
Net increase (decrease) in net assets resulting from operations.............     13,868,590         (6,473,441)
                                                                               ------------       ------------
Distributions to shareholders from:
  Net investment income ($.21 and $.43 per share, respectively).............     (4,319,990)        (8,525,294)
                                                                               ------------       ------------
  Net realized gain from investment transactions ($.17 per share)...........              -         (3,161,229)
                                                                               ------------       ------------
Portfolio share transactions:
  Proceeds from shares sold.................................................     30,873,203         86,578,280
  Net asset value of shares issued to shareholders in
    reinvestment of distributions...........................................      4,319,990         11,686,523
  Cost of shares redeemed...................................................    (41,526,738)       (66,398,542)
                                                                               ------------       ------------
Net increase (decrease) in net assets from Portfolio share transactions.....     (6,333,545)        31,866,261
                                                                               ------------       ------------
INCREASE IN NET ASSETS......................................................      3,215,055         13,706,297
Net assets at beginning of period...........................................    142,404,612        128,698,315
                                                                               ------------       ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
        income of $2,403,397 and $2,188,157, respectively)..................   $145,619,667       $142,404,612
                                                                               ============       ============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period...................................     21,973,579         17,350,092
                                                                               ------------       ------------
  Shares sold...............................................................      4,615,281         12,843,292
  Shares issued to shareholders in reinvestment of distributions............        659,112          1,713,654
  Shares redeemed...........................................................     (6,239,700)        (9,933,459)
                                                                               ------------       ------------
  Net increase (decrease) in Portfolio shares...............................       (965,307)         4,623,487
                                                                               ------------       ------------
Shares outstanding at end of period.........................................     21,008,272         21,973,579
                                                                               ============       ============

    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                                                                                        SIX
                           SIX MONTHS                                                                                  MONTHS
                              ENDED                                                                                    ENDED
                             JUNE 30,                           YEARS ENDED DECEMBER 31, (E)                          DECEMBER
                             1995(E)     --------------------------------------------------------------------------     31,
                           (UNAUDITED)     1994     1993     1992     1991      1990      1989      1988    1987     1986(E)(F)
                           -----------   --------------------------------------------------------------------------  ----------
Net asset value,
  beginning of period.....  $  6.48      $ 7.42   $  7.19   $ 7.37   $  6.73   $ 6.72   $  6.39   $  6.47   $  6.67  $ 6.56
                            -------      ------   -------   ------   -------   ------   -------   -------   -------  ------
Income from investment
  operations:
    Net investment
      income (a)..........      .21         .43       .48      .49       .52      .53       .54       .54       .49     .23
    Net realized and
      unrealized gain
      (loss) on
      investment
      transactions........      .45        (.77)      .38     (.02)      .61     (.02)      .18      (.19)     (.40)    .08
                            -------      ------   -------   ------   -------   ------   -------   -------   -------  ------
Total from investment
  operations..............      .66        (.34)      .86      .47      1.13      .51       .72       .35       .09     .31
                            -------      ------   -------   ------   -------   ------   -------   -------   -------  ------
Less distributions from:
  Net investment income...     (.21)       (.43)     (.48)    (.46)     (.47)    (.50)     (.39)     (.43)     (.29)   (.17)
  Net realized gains on
    on investment
    transactions..........        -        (.17)     (.15)    (.19)     (.02)       -         -         -         -    (.03)
                            -------      ------   -------   ------   -------   ------   -------   -------   -------  ------
Total distributions.......     (.21)       (.60)     (.63)    (.65)     (.49)    (.50)     (.39)     (.43)     (.29)   (.20)
                            -------      ------   -------   ------   -------   ------   -------   -------   -------  ------
Net asset value,
  end of period...........  $  6.93      $ 6.48   $  7.42   $ 7.19   $  7.37   $ 6.73   $  6.72   $  6.39   $  6.47  $ 6.67
                            =======      ======   =======   ======   =======   ======   =======   =======   =======  ======
TOTAL RETURN (%)..........    10.40(d)    (4.79)    12.38     7.01     17.61     8.06     11.65      5.46      1.22    4.90(d)

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions).....      146         142       129      113        74       42        22         3         3       1
Ratio of operating
  expenses, net to
  average net
  assets (%) (a)..........      .56(c)      .58       .61      .63       .69      .73       .75       .75       .75     .75(c)
Ratio of net investment
  income to average
  net assets (%)..........     6.45(c)     6.43      6.59     6.89      7.51     8.05      8.04      7.86      7.53    6.88(c)
Portfolio turnover
  rate (%)................   157.99(c)    96.55    125.15    87.00    115.86    71.02    103.41    245.23    186.05   23.82(c)

(a) Portion of expenses
    reimbursed (Note B)...  $     -      $    -   $     -   $    -   $     -   $    -   $   .01   $   .04   $   .08  $  .21
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                   FOR THE PERIOD
                                   JULY 16, 1985
                                   (COMMENCEMENT
                                   OF OPERATIONS)
                                    TO JUNE 30,
                                       1986
                                   --------------
Net asset value,
  beginning of period.....           $ 6.00(b)
                                     ------
Income from investment
  operations:
    Net investment
      income (a)..........              .45
    Net realized and
      unrealized gain
      (loss) on
      investment
      transactions........              .44
                                     ------
Total from investment
  operations..............              .89
                                     ------
Less distributions from:
  Net investment income...             (.33)
  Net realized gains on
    on investment
    transactions..........                -
                                     ------
Total distributions.......             (.33)
                                     ------
Net asset value,
  end of period...........           $ 6.56
                                     ======
TOTAL RETURN (%)..........            15.11(d)

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions).....                -
Ratio of operating
  expenses, net to
  average net
  assets (%) (a)..........              .60(c)
Ratio of net investment
  income to average
  net assets (%)..........             7.48(c)
Portfolio turnover
  rate (%)................             6.27(c)

(a) Portion of expenses
    reimbursed (Note B)...           $  .80
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

                                                                          BALANCED PORTFOLIO
                                        INVESTMENT PORTFOLIO as of June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------------------
  % OF     PRINCIPAL                                                                MARKET
PORTFOLIO  AMOUNT ($)                                                              VALUE ($)
--------------------------------------------------------------------------------------------
 7.5%      REPURCHASE AGREEMENT
           ---------------------------------------------------------------------------------
           4,285,000  Repurchase Agreement with Donaldson, Lufkin &
                      Jenrette dated 6/30/95 at 6.07%, to be repurchased
                      at $4,287,167 on 7/3/95, collateralized by a $4,286,000
                      U.S. Treasury Note, 6.125%, 5/31/97 (Cost $4,285,000)....    4,285,000
                                                                                  ----------
17.6%      U.S. TREASURY OBLIGATIONS
           ---------------------------------------------------------------------------------
             700,000  U.S. Treasury Bill, 5.56%, 8/3/95........................      696,836
           1,000,000  U.S. Treasury Bond, 7.25%, 5/15/16.......................    1,059,840
             500,000  U.S. Treasury Bond, 7.5%, 11/15/16.......................      544,375
             340,000  U.S. Treasury Bond, 7.875%, 2/15/21......................      386,645
             300,000  U.S. Treasury Bond, 8.125%, 5/15/21......................      350,391
             300,000  U.S. Treasury Note, 4.25%, 7/31/95.......................      299,673
           1,170,000  U.S. Treasury Note, 5.125%, 3/31/96......................    1,164,875
           2,000,000  U.S. Treasury Note, 6%, 6/30/96..........................    2,005,000
             500,000  U.S. Treasury Note, 5.5%, 7/31/97........................      496,640
             900,000  U.S. Treasury Note, 5.25%, 7/31/98.......................      882,981
             200,000  U.S. Treasury Note, 5.875%, 3/31/99......................      199,344
             550,000  U.S. Treasury Note, 6%, 10/15/99.........................      550,429
             250,000  U.S. Treasury Note, 6.375%, 8/15/02......................      252,967
             500,000  U.S. Treasury Note, 5.875%, 2/15/04......................      487,735
             800,000  U.S. Treasury Separate Trading Registered Interest
                        and Principal Securities, 11/15/10 (6.78**)............      286,936
           1,460,000  U.S. Treasury Separate Trading Registered Interest
                        and Principal Securities, 2/15/12 (6.84**).............      477,070
                                                                                  ----------
                      TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,890,948)........   10,141,737
                                                                                  ----------
 2.4%      U.S. GOV'T GUARANTEED MORTGAGES
           ---------------------------------------------------------------------------------
             777,872  Government National Mortgage Association, 10%,
                        8/15/20 (a)............................................      846,659
             534,109  Government National Mortgage Association, 8.75%,
                        12/15/24 (a)...........................................      551,799
                                                                                  ----------
                      TOTAL U.S. GOV'T GUARANTEED MORTGAGES (Cost $1,343,920)..    1,398,458
                                                                                  ----------
 0.9%      U.S. GOVERNMENT AGENCY PASS-THRUS
           ---------------------------------------------------------------------------------
             481,964  Federal Home Loan Mortgage Corp., 9.5%, 3/1/25 (a)
                        (Cost $505,008)........................................      505,758
                                                                                  ----------
 0.4%      COLLATERALIZED MORTGAGE OBLIGATIONS
           ---------------------------------------------------------------------------------
             231,929  Federal National Mortgage Association, REMIC, 8.5%,
                        4/25/18 (Cost $222,797)................................      235,842
                                                                                  ----------
 0.5%      FOREIGN BONDS - U.S. $ DENOMINATED
           ---------------------------------------------------------------------------------
             250,000  ABN-AMRO Bank NV, 7.75%, 5/15/23 (Cost $247,031).........      254,682
                                                                                  ----------
 1.6%      FOREIGN BONDS - NON U.S. $ DENOMINATED
           ---------------------------------------------------------------------------------
   DM        650,000  Federal Republic of Germany, 6.5%, 7/15/03...............      455,425
  FFr      2,400,000  Government of France OAT, 7.5%, 4/25/05..................      490,117
                                                                                  ----------
                      TOTAL FOREIGN BONDS - NON U.S. $ DENOMINATED
                        (Cost $946,463)........................................      945,542
                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                            % OF    PRINCIPAL                                                                       MARKET
                         PORTFOLIO  AMOUNT ($)                                                                    VALUE ($)
---------------------------------------------------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------------
                            2.2%    ASSET-BACKED SECURITIES
                                    ---------------------------------------------------------------------------------------
AUTOMOBILE RECEIVABLES      0.4%

                                      224,685  Premier Auto Trust Asset Backed Certificate
                                                 Series 1994-3, 6.8%, 12/2/99 (a)..............................     225,878
                                                                                                                  ---------
CREDIT CARD RECEIVABLES     1.2%
                                      187,500  Chase Manhattan Credit Card Trust, 1991 "A", 7.65%,
                                                 11/15/98 (a)            188,143
                                      250,000  First Chicago Master Trust, Series 1991-D, 8.4%, 6/15/98........     254,687
                                      250,000  Standard Credit Card Trust, Series 1990-6B, 9.625%, 9/10/97.....     264,530
                                                                                                                  ---------
                                                                                                                    707,360
                                                                                                                  ---------
HOME EQUITY LOANS           0.6%
                                      197,258  Contimortgage Home Equity Loan Trust, Series 1994-5 A1,
                                                 9.07%, 5/15/06 (a)............................................     199,077
                                      142,346  United Companies Financial Corp., Home Loan Trust,
                                                 Series 1993 B1, 6.075%, 7/25/14 (a)...........................     138,031
                                                                                                                  ---------
                                                                                                                    337,108
                                                                                                                  ---------
                                               TOTAL ASSET-BACKED SECURITIES (Cost $1,285,115).................   1,270,346
                                                                                                                  ---------
                                    ---------------------------------------------------------------------------------------
                            6.8%    CORPORATE BONDS
                                    ---------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY      0.4%
                                      250,000  Price/Costco Inc., 7.125%, 6/15/05..............................     251,165
                                                                                                                  ---------
CONSUMER STAPLES            0.4%
                                      250,000  Seagram Ltd., 6.875%, 9/1/23....................................     225,037
                                                                                                                  ---------
MEDIA                       1.8%
                                    1,000,000  Time Warner Inc., 9.125%, 1/15/13...............................   1,039,290
                                                                                                                  ---------
DURABLES                    0.5%
                                      250,000  Lockheed Corp., 9%, 1/15/22.....................................     295,305
                                                                                                                  ---------
MANUFACTURING               0.5%
                                      250,000  Corning Inc., 8.75%, 7/15/99....................................     266,842
                                                                                                                  ---------
TECHNOLOGY                  0.9%
                                      500,000  Loral Corp., 8.375%, 6/15/24....................................     531,950
                                                                                                                  ---------
ENERGY                      1.4%
                                      500,000  Atlantic Richfield Co., 8.25%, 2/1/22...........................     543,725
                                      250,000  Enron Corp., 10%, 6/1/98........................................     270,587
                                                                                                                  ---------
                                                                                                                    814,312
                                                                                                                  ---------
TRANSPORTATION              0.4%
                                      100,000  American Airlines, 8.39%, 7/2/17................................     100,100
                                      100,000  American Airlines, 8.8%, 9/16/15................................     103,995
                                                                                                                  ---------
                                                                                                                    204,095
                                                                                                                  ---------
UTILITIES                   0.5%
                                      250,000  Commonwealth Edison Co., 9.05%, 10/15/99........................     262,007
                                                                                                                  ---------
                                               TOTAL CORPORATE BONDS (Cost $3,699,546).........................   3,890,003
                                                                                                                  ---------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                              % of                                                                          Market
                           Portfolio     Shares                                                            Value ($)
---------------------------------------------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                            60.1%        COMMON STOCKS
                                       ------------------------------------------------------------------------------
CONSUMER DISCRETIONARY       4.7%

    Department &
    Chain Stores             3.1%        14,966     Home Depot, Inc.................................        607,994
                                          2,400     J.C. Penney Inc.................................        115,200
                                          7,600     May Department Stores...........................        316,350
                                         16,000     Wal-Mart Stores Inc.............................        428,000
                                          6,500     Walgreen Co.....................................        325,813
                                                                                                        -----------
                                                                                                          1,793,357
                                                                                                        -----------

    Hotels & Casinos         0.7%        16,500     Carnival Corp., Class A.........................        385,687
                                                                                                        -----------

    Restaurants              0.4%         4,900     McDonald's Corp.................................        191,713
                                                                                                        -----------

    Specialty Retail         0.5%        11,200     Pep Boys - Manny, Moe & Jack....................        299,600
                                                                                                        -----------

CONSUMER STAPLES             8.3%

    Alcohol & Tobacco        0.6%         4,900     Philip Morris Companies Inc.....................        364,438
                                                                                                        -----------

    Consumer Electronic &
    Photographic Products    0.3%         4,200     Duracell International Inc......................        181,650
                                                                                                        -----------

    Food & Beverage          5.1%        22,000     Albertson's Inc.................................        654,500
                                          2,600     CPC International Inc...........................        160,550
                                         14,000     ConAgra Inc.....................................        488,250
                                          3,500     General Mills, Inc..............................        179,813
                                         17,500     PepsiCo Inc.....................................        798,438
                                         22,100     Sara Lee Corp...................................        629,850
                                                                                                        -----------
                                                                                                          2,911,401
                                                                                                        -----------

    Package Goods/
    Cosmetics                2.3%         2,700     Clorox Co.......................................        176,175
                                          4,800     Colgate-Palmolive Co............................        351,000
                                          6,800     Gillette Co.....................................        303,450
                                          6,500     Procter & Gamble Co.............................        467,188
                                                                                                        -----------
                                                                                                          1,297,813
                                                                                                        -----------

HEALTH                       7.2%

    Biotechnology            0.1%         1,900     Biogen Inc.*....................................         84,550
                                                                                                        -----------

    Hospital Management      1.8%        23,500     Columbia/HCA Healthcare Corp....................      1,016,375
                                                                                                        -----------

    Pharmaceuticals          5.3%         6,600     Abbott Laboratories.............................        267,300
                                          4,500     American Home Products Corp.....................        348,187
                                         11,200     Eli Lilly Co....................................        879,200
                                          4,900     Johnson & Johnson...............................        331,363
                                         11,400     Merck & Co. Inc.................................        558,600
                                          5,300     Sandoz Ltd. AG (ADR)............................        182,850
                                         11,000     Schering-Plough Corp............................        485,375
                                                                                                        -----------
                                                                                                          3,052,875
                                                                                                        -----------

COMMUNICATIONS               1.6%

    Cellular Telephone       0.5%         3,700     AirTouch Communications, Inc.*..................        105,450
                                          4,800     Vodafone Group PLC (ADR)........................        181,800
                                                                                                        -----------
                                                                                                            287,250
                                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                              % of                                                                          Market
                           Portfolio     Shares                                                            Value ($)
---------------------------------------------------------------------------------------------------------------------
    Telephone/
    Communications           1.1%        11,300     American Telephone & Telegraph Co...............        600,312
                                                                                                        -----------

FINANCIAL                    8.5%

    Banks                    2.9%        10,330     Banc One Corp...................................        333,142
                                         13,850     Mellon Bank Corp................................        576,506
                                          7,300     Norwest Corp....................................        209,875
                                         15,300     State Street Boston Corp........................        564,188
                                                                                                        -----------
                                                                                                          1,683,711
                                                                                                        -----------

    Insurance                3.8%         8,700     American International Group, Inc...............        991,800
                                          6,000     EXEL, Ltd.......................................        312,000
                                          1,700     General Re Corp.................................        227,588
                                          7,700     MBIA Inc........................................        512,050
                                          3,000     PMI Group, Inc..................................        130,125
                                                                                                        -----------
                                                                                                          2,173,563
                                                                                                        -----------

    Other Financial
    Companies                1.8%        10,800     Federal National Mortgage Association...........      1,019,250
                                                                                                        -----------

MEDIA                        4.4%

    Advertising              0.6%         9,500     Interpublic Group of Companies Inc..............        356,250
                                                                                                        -----------

    Broadcasting &
    Entertainment            3.1%         6,500     Capital Cities/ABC Inc..........................        702,000
                                          9,000     Time Warner Inc.................................        370,125
                                          4,600     Viacom Inc. "B"*................................        213,325
                                          9,100     Walt Disney Co..................................        506,187
                                                                                                        -----------
                                                                                                          1,791,637
                                                                                                        -----------

    Cable Television         0.7%        17,200     Tele-Communications Inc. "A"*...................        403,125
                                                                                                        -----------

SERVICE INDUSTRIES           2.6%

    EDP Services             1.2%         2,800     Automatic Data Processing, Inc..................        176,050
                                          3,500     First Data Corp.................................        199,063
                                          7,100     General Motors Corp. "E"........................        308,850
                                                                                                        -----------
                                                                                                            683,963
                                                                                                        -----------

    Miscellaneous
    Commercial Services      0.5%         1,700     Flightsafety International Inc..................         82,875
                                          6,800     Sysco Corp......................................        200,600
                                                                                                        -----------
                                                                                                            283,475
                                                                                                        -----------

    Miscellaneous
    Consumer Services        0.2%         2,300     H & R Block Inc.................................         94,587
                                                                                                        -----------

    Printing/Publishing      0.7%         8,600     Reuters Holdings PLC "B" (ADR)..................        431,075
                                                                                                        -----------

DURABLES                     4.5%

    Automobiles              0.1%         2,700     Echlin, Inc.....................................         93,825
                                                                                                        -----------

    Telecommunications
    Equipment                3.6%         9,200     DSC Communications Corp.*.......................        427,800
                                         15,700     General Instrument Corp.*.......................        602,488
                                         26,400     L.M. Ericsson Telephone Co. "B" (ADR)...........        528,000
                                          5,800     Nokia AB Oy (ADR)...............................        345,825
                                          1,300     U.S. Robotics Corp..............................        141,700
                                                                                                        -----------
                                                                                                          2,045,813
                                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

                                                                                                 INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                              % of                                                                          Market
                           Portfolio     Shares                                                            Value ($)
---------------------------------------------------------------------------------------------------------------------
    Tires                    0.8%        19,400     Cooper Tire & Rubber Co.........................        472,875
                                                                                                        -----------

MANUFACTURING                4.0%

    Diversified
    Manufacturing            2.7%         5,100     Dover Corp......................................        371,025
                                          6,500     General Electric Co.............................        366,438
                                          7,900     Minnesota Mining & Manufacturing Co.............        452,275
                                          3,400     TRW Inc.........................................        271,575
                                          2,250     Thermo Electron Corp.*..........................         90,563
                                                                                                        -----------
                                                                                                          1,551,876
                                                                                                        -----------

    Electrical Products      1.3%         4,200     ASEA AB (ADR)...................................        359,100
                                          5,700     Emerson Electric Co.............................        407,550
                                                                                                        -----------
                                                                                                            766,650
                                                                                                        -----------

TECHNOLOGY                   9.2%

    Computer Software        1.1%         3,600     Microsoft Corp.*................................        325,350
                                          7,450     Oracle Systems Corp.*...........................        287,756
                                                                                                        -----------
                                                                                                            613,106
                                                                                                        -----------

    Diverse Electronic
    Products                 2.3%         1,200     Applied Materials, Inc.*........................        103,950
                                          9,700     General Motors Corp. "H"........................        383,150
                                         12,900     Motorola Inc....................................        865,913
                                                                                                        -----------
                                                                                                          1,353,013
                                                                                                        -----------

    Electronic Data
    Processing               1.7%         7,600     Ceridian Corp.*.................................        280,250
                                          8,000     Hewlett-Packard Co..............................        596,000
                                          2,200     Silicon Graphics Inc.*..........................         87,725
                                                                                                        -----------
                                                                                                            963,975
                                                                                                        -----------

    Military Electronics     1.0%        10,600     Loral Corp......................................        548,550
                                                                                                        -----------

    Office/Plant
    Automation               1.4%         2,600     3Com Corp.*.....................................        174,200
                                          6,500     Cabletron Systems Inc.*.........................        346,125
                                          6,000     Cisco Systems, Inc.*............................        303,375
                                                                                                        -----------
                                                                                                            823,700
                                                                                                        -----------

    Semiconductors           1.7%        10,600     Intel Corp......................................        671,113
                                          2,500     Texas Instruments Inc...........................        334,688
                                                                                                        -----------
                                                                                                          1,005,801
                                                                                                        -----------

ENERGY                       4.5%

    Engineering              0.8%         8,800     Fluor Corp......................................        457,600
                                                                                                        -----------

    Oil Companies            2.6%         5,900     Amoco Corp......................................        393,087
                                          8,500     Chevron Corp....................................        396,312
                                          2,700     Exxon Corp......................................        190,687
                                          2,900     Mobil Corp......................................        278,400
                                          2,200     Royal Dutch Petroleum Co. (New York shares).....        268,125
                                                                                                        -----------
                                                                                                          1,526,611
                                                                                                        -----------

    Oil/Gas Transmission     1.1%        17,900     Enron Corp......................................        628,737
                                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                              % of                                                                          Market
                           Portfolio     Shares                                                            Value ($)
---------------------------------------------------------------------------------------------------------------------
    METALS AND MINERALS      0.6%

    Steel & Metals                        6,500     Nucor Corp......................................        347,750
                                                                                                        -----------
                                                    TOTAL COMMON STOCKS (Cost $29,222,949)..........     34,587,539
                                                                                                        -----------

                                                    TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                     (Cost $51,648,777)(b)..........................     57,514,907
                                                                                                        ===========

      *  Non-income producing security.
 **  Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
(a)  Effective maturities will be shorter due to amortization and prepayments.
(b)  At June 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $51,733,807 was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of market value over tax cost.....................................................    $ 6,085,600
     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over market value.....................................................       (304,500)
                                                                                                        -----------
     Net unrealized appreciation....................................................................    $ 5,781,100
                                                                                                        ===========

--------------------------------------------------------------------------------
     From November 1, 1994 through December 31, 1994, the Balanced Portfolio incurred approximately $275,417 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1995.
--------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short#term investments and U.S. Government securities), for the six months ended June 30, 1995, aggregated $18,831,651 and $18,977,054, respectively. Purchases and sales of U.S. Government securities for the six months ended June 30, 1995, aggregated $6,963,426 and $2,745,576, respectively.
--------------------------------------------------------------------------------
     COMMITMENTS:
     As of June 30, 1995, the Balanced Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $14,667.

                                                                                   NET UNREALIZED
                                                                                   APPRECIATION/
                                                              SETTLEMENT            DEPRECIATION
CONTRACTS TO DELIVER          IN EXCHANGE FOR                    DATE                 (U.S.$)
---------------------------   --------------------------      ----------           --------------
Deutschemarks     659,903     U.S. Dollars    491,819          10/23/95                12,523
French Francs   2,335,440     U.S. Dollars    482,180          10/23/95                 2,144
                                                                                     --------
                                                                                       14,667
                                                                                     ========


    The accompanying notes are an integral part of the financial statements.

                                                                                           FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------

June 30, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $51,648,777) (Note A) ..............                        $ 57,514,907
Cash .......................................................................                                 460
Unrealized appreciation on forward currency exchange contacts (Note A) .....                              14,667
Receivables:
   Dividends and interest ..................................................                             318,166
   Portfolio shares sold ...................................................                              43,445
     Total assets ..........................................................                          57,891,645
                                                                                                    ------------
LIABILITIES
Payables:
  Investments purchased ....................................................       $111,714
  Portfolio shares redeemed ................................................         13,033
  Accrued management fee (Note B) ..........................................         22,491
  Other accrued expenses (Note B) ..........................................         15,657
                                                                                   --------
     Total liabilities .....................................................                             162,895
                                                                                                    ------------
Net assets, at market value ................................................                        $ 57,728,750
                                                                                                    ============

NET ASSETS
Net assets consist of:
  Undistributed net investment income ......................................                        $    457,532
  Net unrealized appreciation on:
     Investments ...........................................................                           5,866,130
     Foreign currency related transactions .................................                              14,405
  Accumulated net realized loss ............................................                             (13,583)
  Paid-in capital ..........................................................                          51,404,266
                                                                                                    ------------
Net assets, at market value ................................................                        $ 57,728,750
                                                                                                    ============

NET ASSET VALUE, offering and redemption price per share
   ($57,728,750 divided by 5,708,319 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........                              $10.11
                                                                                                          ======


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Interest .............................................................                     $  721,498
      Dividends (net of foreign taxes withheld of $182) ....................                        290,725
                                                                                                 ----------
                                                                                                  1,012,223

Expenses (Note A):
   Management fee (Note B) .................................................     $  122,045
   Accounting fees (Note B) ................................................         18,595
   Trustees' fees (Note B) .................................................          8,005
   Custodian fees ..........................................................         13,189
   Auditing ................................................................          2,519
   Legal ...................................................................          1,375
   Other ...................................................................          5,710         171,438
                                                                                 ----------      ----------

Net investment income ......................................................                     $  840,785
                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments ..........................................................        409,897
      Foreign currency related transactions ................................         (3,069)        406,828
                                                                                 ----------
   Net unrealized appreciation during the period on:
      Investments ..........................................................      6,104,049
      Foreign currency related transactions ................................         14,405       6,118,454
                                                                                 ----------      ----------
   Net gain on investment transactions .....................................                      6,525,282
                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                     $7,366,067
                                                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                                                                                  FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------

                STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                         SIX MONTHS
                                                                           ENDED              YEAR
                                                                          JUNE 30,           ENDED
                                                                            1995          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                       (UNAUDITED)           1994
------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ........................................      $    840,785       $  1,464,324
   Net realized gain (loss) from investment transactions ........           406,828            (70,680)
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ............................         6,118,454         (2,374,110)
                                                                       ------------       ------------
Net increase (decrease) in net assets resulting from operations .         7,366,067           (980,466)
                                                                       ------------       ------------
Distributions to shareholders from:
   Net investment income ($.15 and $.30 per share, respectively)           (775,538)        (1,442,472)
                                                                       ------------       ------------
   Net realized gains from investment transactions
      ($.06 and $.77 per share, respectively) ...................          (316,977)        (3,525,834)
                                                                       ------------       ------------
Portfolio share transactions:
   Proceeds from shares sold ....................................         8,209,973         14,384,876
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .............................         1,092,515          4,968,306
   Cost of shares redeemed ......................................        (3,371,865)       (12,950,121)
                                                                       ------------       ------------
Net increase in net assets from Portfolio share transactions ....         5,930,623          6,403,061
                                                                       ------------       ------------
INCREASE IN NET ASSETS ..........................................        12,204,175            454,289
Net assets at beginning of period ...............................        45,524,575         45,070,286
                                                                       ------------       ------------
NET ASSETS AT END OF PERIOD (including undistributed net
   investment income of $457,532 and $392,285, respectively) ....      $ 57,728,750       $ 45,524,575
                                                                       ============       ============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period .......................         5,076,236          4,407,727
                                                                       ------------       ------------
   Shares sold ..................................................           868,030          1,539,383
   Shares issued to shareholders in reinvestment
        of distributions.........................................           117,990            532,133
   Shares redeemed ..............................................          (353,937)        (1,403,007)
                                                                       ------------       ------------
   Net increase in Portfolio shares .............................           632,083            668,509
                                                                       ------------       ------------
Shares outstanding at end of period .............................         5,708,319          5,076,236
                                                                       ============       ============


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED
FROM THE FINANCIAL STATEMENTS.

                                Six Months
                                  Ended
                                 June 30,                                  Years Ended December 31, (e)
                                 1995(e)         ----------------------------------------------------------------------------------
                               (Unaudited)         1994       1993      1992      1991     1990      1989       1988       1987
---------------------------   -------------      --------   -------   -------   -------   -------   -------   --------   ---------
Net asset value,
 beginning of period .......     $ 8.97          $ 10.23    $ 10.02    $ 9.85    $ 8.10    $ 8.75    $ 7.62    $  6.88    $  7.35
                                 ------          -------    -------    ------    ------    ------    ------    -------    -------
Income from investment
 operations:
 Net investment
  income (a) ...............        .15              .29        .30       .29       .35       .42       .40        .33        .34
 Net realized and
  unrealized gain (loss)
  on investment
  transactions .............       1.20             (.48)       .42       .36      1.77      (.59)     1.06        .64       (.45)
                                 ------          -------    -------    ------    ------    ------    ------    -------    -------
Total from investment
 operations ................       1.35             (.19)       .72       .65      2.12      (.17)     1.46        .97       (.11)
                                 ------          -------    -------    ------    ------    ------    ------    -------    -------
Less distributions from:
 Net investment
  income ...................       (.15)            (.30)      (.28)     (.29)     (.37)     (.43)     (.33)      (.23)      (.23)
 Net realized gains
  on investment
  transactions .............       (.06)            (.77)      (.23)     (.19)       --      (.05)     --         --         (.13)
                                 ------          -------    -------    ------    ------    ------    ------    -------    -------
Total distributions ........       (.21)           (1.07)      (.51)     (.48)     (.37)     (.48)     (.33)      (.23)      (.36)
                                 ------          -------    -------    ------    ------    ------    ------    -------    -------
Net asset value,
 end of period .............     $10.11          $  8.97    $ 10.23    $10.02    $ 9.85    $ 8.10    $ 8.75    $  7.62    $  6.88
                                 ======          =======    =======    ======    ======    ======    ======    =======    =======
TOTAL RETURN (%) ...........      15.22(D)         (2.05)      7.45      6.96     26.93     (1.91)    19.50      14.21      (1.68)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) .......         58               46         45        37        25        16        18         11         12
Ratio of operating
 expenses, net to
 average net
 assets (%) (a) ............        .67(c)           .75        .75       .75       .75       .75       .75        .75        .75
Ratio of net investment
 income to average
 net assets (%) ............       3.30(c)          3.19       3.01      3.01      4.00      5.15      4.74       4.48       4.42
Portfolio turnover
 rate (%) ..................      91.96(c)        101.64     133.95*    51.66     62.03     49.03     77.98     109.95     111.00

(a) Portion of expenses
    reimbursed (Note B).....     $    -          $     -    $     -    $    -    $  .01    $    -    $  .01    $   .03    $   .03


                                       Six         For the Period
                                      Months       July 16, 1985
                                      Ended        (commencement
                                     December      of operations)
                                       31,          to June 30,
                                    1986(e)(f)          1986
-----------------------------------------------------------------
Net asset value,
 beginning of period .......         $ 7.58          $ 6.00(b)
                                     ------          ------
Income from investment
 operations:
 Net investment
  income (a) ...............            .15             .31
 Net realized and
  unrealized gain (loss)
  on investment
  transactions .............           (.11)           1.50
                                     ------          ------
Total from investment
 operations ................            .04            1.81
                                     ------          ------
Less distributions from:
 Net investment
  income ...................           (.18)           (.23)
 Net realized gains
  on investment
  transactions .............           (.09)           --
                                     ------          ------
Total distributions ........           (.27)           (.23)
                                     ------          ------
Net asset value,
 end of period .............         $ 7.35          $ 7.58
                                     ======          ======
TOTAL RETURN (%) ...........            .46(D)        30.60(D)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) .......              1            --
Ratio of operating
 expenses, net to
 average net
 assets (%) (a) ............            .75(c)          .60(c)
Ratio of net investment
 income to average
 net assets (%) ............           4.20(c)         4.87(c)
Portfolio turnover
 rate (%) ..................          28.86(c)        64.12(c)

(a) Portion of expenses
    reimbursed (Note B).....         $  .17          $  .80
(b) Original capital
(c) Annualized
(d) Not annualized
(e) Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.
(f) On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.
  * On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long#term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the nine periods ended December 31, 1993 should not be considered representative of the present Portfolio.

                                                                                                 GROWTH AND INCOME PORTFOLIO
                                                                        INVESTMENT PORTFOLIO as of June 30, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
                                 % of     Principal                                                                Market
                              Portfolio   Amount ($)                                                              Value ($)
----------------------------------------------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------
                                1.8%        REPURCHASE AGREEMENT
                                          ----------------------------------------------------------------------------------
                                           664,000     Repurchase Agreement with State Street Bank and
                                                         Trust Company dated 6/30/95 at 6%, to be repurchased
                                                         at $664,332 on 7/3/95, collateralized by a $760,000
                                                         U.S. Treasury Bond, 9.25%, 2/15/16 (Cost $664,000)....      664,000
                                                                                                                 -----------

                                          ----------------------------------------------------------------------------------
                                0.1%        CONVERTIBLE BONDS
                                          ----------------------------------------------------------------------------------
FINANCIAL

    Other Financial
    Companies                               40,000     First Financial Management Corp., 5%, 12/15/99
                                                         (Cost $40,000)........................................       54,000
                                                                                                                 -----------

                                          ----------------------------------------------------------------------------------
                                3.1%        CONVERTIBLE PREFERRED STOCKS
                                          ----------------------------------------------------------------------------------
                                            Shares
                                          ----------------------------------------------------------------------------------

HEALTH                          1.2%

    Health Industry Services                18,200     FHP International Corp., Series A, 5%...................      432,250
                                                                                                                 -----------

SERVICE INDUSTRIES              1.6%

    EDP Services                             9,800     General Motors Corp., Series C, Cum. $3.25
                                                         (convertible into GM "E").............................      617,400
                                                                                                                 -----------

MANUFACTURING                   0.3%

    Containers & Paper          0.1%           700     Boise Cascade Corp. "G", Cum $1.58......................       23,362
                                                                                                                 -----------

    Industrial Specialty        0.2%         1,800     Corning Inc., 6%........................................       92,025
                                                                                                                 -----------

                                                       Total Convertible Preferred Stocks (Cost $1,142,518)....    1,165,037
                                                                                                                 -----------

                                          ----------------------------------------------------------------------------------
                               95.0%        COMMON STOCKS
                                          ----------------------------------------------------------------------------------

CONSUMER DISCRETIONARY          3.5%

    Department &
    Chain Stores                3.3%         9,000     J.C. Penney Inc.........................................      432,000
                                             2,400     Melville Corp...........................................       82,200
                                            11,000     Rite Aid Corp...........................................      281,875
                                             7,500     Sears, Roebuck & Co.....................................      449,063
                                                                                                                 -----------
                                                                                                                   1,245,138
                                                                                                                 -----------

    Restaurants                 0.2%         7,800     Darden Restaurants Inc..................................       84,825
                                                                                                                 -----------

CONSUMER STAPLES               10.7%

    Alcohol & Tobacco           3.7%         7,700     Anheuser Busch Companies, Inc...........................      437,937
                                             6,800     Philip Morris Companies Inc.............................      505,750
                                            15,980     RJR Nabisco Holdings Corp...............................      445,443
                                                                                                                 -----------
                                                                                                                   1,389,130
                                                                                                                 -----------

    Food & Beverage             3.5%         8,300     General Mills, Inc......................................      426,412
                                            12,700     H.J. Heinz Co...........................................      563,562
                                             9,400     Quaker Oats Co..........................................      309,025
                                                                                                                 -----------
                                                                                                                   1,298,999
                                                                                                                 -----------


    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                 % of                                                                              Market
                              Portfolio     Shares                                                                Value ($)
----------------------------------------------------------------------------------------------------------------------------

    Package Goods/
    Cosmetics                   3.5%         7,500     Avon Products...........................................      502,500
                                             5,500     Clorox Co...............................................      358,875
                                            10,700     Tambrands Inc...........................................      457,425
                                                                                                                 -----------
                                                                                                                   1,318,800
                                                                                                                 -----------

HEALTH                         13.9%

    Health Industry
    Services                    0.6%         2,500     McKesson Corp...........................................      116,875
                                             2,900     U.S. HealthCare, Inc....................................       88,813
                                                                                                                 -----------
                                                                                                                     205,688
                                                                                                                 -----------

    Pharmaceuticals            13.3%         7,400     American Home Products Corp.............................      572,575
                                            24,500     Baxter International Inc................................      891,187
                                             6,200     Bristol-Myers Squibb Co.................................      422,375
                                            16,000     Carter-Wallace Inc......................................      182,000
                                            12,200     Eli Lilly Co............................................      957,700
                                            13,500     Schering-Plough Corp....................................      595,688
                                            10,900     SmithKline Beecham PLC (ADR)............................      493,225
                                             7,800     Warner-Lambert Co.......................................      673,725
                                             8,700     Zeneca Group PLC........................................      146,868
                                             1,300     Zeneca Group PLC (ADR)..................................       66,625
                                                                                                                 -----------
                                                                                                                   5,001,968
                                                                                                                 -----------

COMMUNICATIONS                  4.3%

    Telephone/
    Communications                          19,700     Alltel Corp.............................................      499,887
                                            12,600     GTE Corp................................................      429,975
                                            16,100     Hong Kong Telecommunications Ltd. (ADR).................      319,987
                                            10,700     Sprint Corp.............................................      359,788
                                                                                                                 -----------
                                                                                                                   1,609,637
                                                                                                                 -----------

FINANCIAL                      18.1%

    Banks                       6.4%         6,000     Bankers Trust New York Corp.............................      372,000
                                             8,300     Chemical Banking Corp...................................      392,175
                                            13,400     CoreStates Financial Corp...............................      467,325
                                            17,200     First Bank System Inc...................................      705,200
                                             6,800     J.P. Morgan & Co., Inc..................................      476,850
                                                                                                                 -----------
                                                                                                                   2,413,550
                                                                                                                 -----------

    Insurance                   2.9%         7,000     EXEL, Ltd...............................................      364,000
                                             2,800     Hartford Steam Boiler Inspection & Insurance Co.........      124,250
                                            13,800     Lincoln National Corp...................................      603,750
                                                                                                                 -----------
                                                                                                                   1,092,000
                                                                                                                 -----------

    Other Financial
    Companies                   4.0%         5,000     Federal National Mortgage Association...................      471,875
                                             7,800     Great Western Financial Corp............................      160,875
                                            18,600     Student Loan Marketing Association......................      871,875
                                                                                                                 -----------
                                                                                                                   1,504,625
                                                                                                                 -----------

    Real Estate                 4.8%        14,700     Health Care Property Investment Inc. (REIT).............      470,400
                                            13,100     McArthur/Glen Realty Corp. (REIT).......................      191,587
                                            15,900     Meditrust SBI (REIT)....................................      542,587
                                            14,700     Nationwide Health Properties Inc. (REIT)................      573,300
                                                                                                                 -----------
                                                                                                                   1,777,874
                                                                                                                 -----------

MEDIA                           0.3%

    Print Media                              2,600     Reader's Digest Association Inc. "A"....................      114,725
                                                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                                        INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                 % of                                                                              Market
                              Portfolio     Shares                                                                Value ($)
----------------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES              3.0%

    Miscellaneous
    Commercial Services         0.1%        54,000     Jardine Strategic Holdings Ltd..........................       58,590
                                                                                                                 -----------

    Miscellaneous
    Consumer Services           1.6%        14,400     H & R Block Inc.........................................      592,200
                                                                                                                 -----------

    Printing/Publishing         1.3%        14,500     Deluxe Corp.............................................      480,312
                                                                                                                 -----------

DURABLES                        8.1%

    Aerospace                   7.5%         9,100     AAR Corp................................................      162,662
                                            10,142     Lockheed Martin Corp....................................      640,214
                                            11,700     Rockwell International Corp.............................      535,275
                                            14,400     Thiokol Corp............................................      435,600
                                            13,100     United Technologies Corp................................    1,023,438
                                                                                                                 -----------
                                                                                                                   2,797,189
                                                                                                                 -----------

    Automobiles                 0.6%         8,200     Dana Corp...............................................      234,725
                                                                                                                 -----------

MANUFACTURING                  15.4%

    Chemicals                   3.8%         4,600     Dow Chemical Co.........................................      330,625
                                             9,700     E.I. du Pont de Nemours & Co............................      666,875
                                            16,100     Lyondell Petrochemical Co...............................      412,562
                                                                                                                 -----------
                                                                                                                   1,410,062
                                                                                                                 -----------

    Containers & Paper          1.6%        10,300     Kimberly-Clark Corp.....................................      616,713
                                                                                                                 -----------

    Diversified
    Manufacturing               3.7%        22,000     Dresser Industries Inc..................................      489,500
                                             1,300     Olin Corp...............................................       66,950
                                            10,300     TRW Inc.................................................      822,713
                                                                                                                 -----------
                                                                                                                   1,379,163
                                                                                                                 -----------

    Electrical Products         1.0%         5,700     Thomas & Betts Corp.....................................      389,738
                                                                                                                 -----------

    Machinery/
    Components/Controls         0.7%         6,100     Timken Co...............................................      281,363
                                                                                                                 -----------

    Office Equipment/
    Supplies                    2.0%         6,300     Xerox Corp..............................................      738,675
                                                                                                                 -----------

    Specialty Chemicals         2.6%        10,200     Betz Laboratories Inc...................................      461,550
                                            15,700     Witco Corp..............................................      506,325
                                                                                                                 -----------
                                                                                                                     967,875
                                                                                                                 -----------

ENERGY                         11.0%

    Engineering                 1.2%        18,700     McDermott International Inc.............................      451,137
                                                                                                                 -----------

    Oil Companies               8.6%         6,200     Exxon Corp..............................................      437,875
                                            10,800     Murphy Oil Corp.........................................      442,800
                                             7,200     Pennzoil Co.............................................      339,300
                                             7,800     Repsol SA (ADR).........................................      246,675
                                             3,400     Royal Dutch Petroleum Co. (New York shares).............      414,375
                                             9,248     Societe Nationale Elf Aquitaine (ADR)...................      344,488
                                             5,000     Texaco Inc..............................................      328,125
                                             8,100     Total SA (ADR)..........................................      245,025
                                            22,800     YPF SA "D" (ADR)........................................      430,350
                                                                                                                 -----------
                                                                                                                   3,229,013
                                                                                                                 -----------

    Oil/Gas Transmission        0.1%         1,800     El Paso Natural Gas Co..................................       51,300
                                                                                                                 -----------

    Oilfield Services/
    Equipment                   1.1%        11,100     Halliburton Co..........................................      396,825
                                                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                 % of                                                                              Market
                              Portfolio     Shares                                                                Value ($)
----------------------------------------------------------------------------------------------------------------------------

METALS AND MINERALS             1.7%

    Steel & Metals                          19,200     Freeport McMoRan Copper & Gold, Inc. "A"................      396,000
                                            13,500     Oregon Steel Mills Inc..................................      231,188
                                                                                                                 -----------
                                                                                                                     627,188
                                                                                                                 -----------

UTILITIES                       5.0%

    Electric Utilities                      10,800     CINergy Corp............................................      283,500
                                             6,000     CMS Energy Corp.........................................      147,750
                                             3,500     Empresa Nacional de Electricidad SA (ADR)...............      172,375
                                            12,300     National Power PLC (ADR)................................      152,213
                                             1,800     PacifiCorp..............................................       33,750
                                             9,700     Pacific Gas & Electric Co...............................      281,300
                                            11,100     PowerGen PLC (ADR) (a)..................................      135,975
                                            14,600     Southern Company........................................      326,675
                                            13,500     Unicom Corp.............................................      359,438
                                                                                                                 -----------
                                                                                                                   1,892,976
                                                                                                                 -----------
                                                       TOTAL COMMON STOCKS (Cost $32,330,465)..................   35,652,003
                                                                                                                 -----------
============================================================================================================================
                                                       TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                        (Cost $34,176,983) (b).................................   37,535,040
                                                                                                                 ===========

(a) Security valued in good faith by the Valuation Committee of the Trustees. The cost and market value of this security at June 30, 1995 aggregated $139,172 and $135,975 (.36% of net assets), respectively.

(b) At June 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $34,187,761 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of market value over tax cost.................................................................  $ 3,632,109

    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over market value.................................................................     (284,830)
                                                                                                                 -----------
    Net unrealized appreciation................................................................................  $ 3,347,279
                                                                                                                 ===========

Purchases and sales of investment securities (excluding short#term investments), for the six months ended June 30, 1995, aggregated $18,439,062 and $3,747,551, respectively.


    The accompanying notes are an integral part of the financial statements.

                                                                       FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------
                            STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------

JUNE 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $34,176,983) (Note A)......             $37,535,040
Cash...............................................................                     711
Receivables:
  Investments sold.................................................                   8,376
  Dividends and interest...........................................                 140,455
                                                                                -----------
      Total assets.................................................              37,684,582
LIABILITIES
Payables:
  Investments purchased............................................  $102,404
  Portfolio shares redeemed........................................    86,035
  Accrued management fee (Note B)..................................    55,931
  Other accrued expenses (Note B)..................................    14,162
                                                                     --------
      Total liabilities............................................                 258,532
                                                                                -----------
Net assets, at market value........................................             $37,426,050
                                                                                ===========
NET ASSETS
Net assets consist of:
  Undistributed net investment income..............................             $   315,067
  Net unrealized appreciation on investments.......................               3,358,057
  Accumulated net realized loss....................................                 (94,632)
  Paid-in capital..................................................              33,847,558
                                                                                -----------
Net assets, at market value........................................             $37,426,050
                                                                                ===========

NET ASSET VALUE, offering and redemption price per share
  ($37,426,050 / 5,281,521 outstanding shares of beneficial
  interest, no par value, unlimited number of shares authorized)                      $7.09
                                                                                      =====


    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------------------------------------

                                    STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Dividends (net of foreign taxes withheld of $463).................                $  533,764
    Interest..........................................................                    63,800
                                                                                      ----------
                                                                                         597,564
  Expenses (Note A):
    Management fee (net of $10,024 not imposed) (Note B)..............  $ 56,747
    Accounting fees (Note B)..........................................    19,199
    Trustees' fees (Note B)...........................................     7,776
    Custodian fees....................................................    16,343
    Federal registration..............................................     2,144
    Legal.............................................................       879
    Auditing..........................................................       570
    Other.............................................................     1,771         105,429
                                                                        --------      ----------
  Net investment income...............................................                   492,135
                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
    Investments.......................................................   (69,966)
    Foreign currency related transactions.............................        85         (69,881)
                                                                        --------
  Net unrealized appreciation on investments during the period........                 3,685,824
                                                                                      ----------
  Net gain on investment transactions.................................                 3,615,943
                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                $4,108,078
                                                                                      ==========


    The accompanying notes are an integral part of the financial statements.

                                                                                     FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------

                                   STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------





                                                                                         FOR THE PERIOD
                                                                        SIX MONTHS         MAY 2, 1994
                                                                           ENDED          (COMMENCEMENT
                                                                         JUNE 30,       OF OPERATIONS) TO
                                                                           1995            DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                       (UNAUDITED)            1994
---------------------------------------------------------------------------------------------------------
Operations:
  Net investment income...............................................  $   492,135       $   251,018
  Net realized gain (loss) from investment transactions...............      (69,881)          124,765
  Net unrealized appreciation (depreciation) on investment
    transactions during the period....................................    3,685,824          (327,767)
                                                                        -----------       -----------
Net increase in net assets resulting from operations..................    4,108,078            48,016
                                                                        -----------       -----------
Distributions to shareholders from:
  Net investment income ($.09 and $.04 per share, respectively).......     (341,200)          (86,114)
                                                                        -----------       -----------
  Net realized gains from investment transactions ($.04 per share)....     (150,289)               --
                                                                        -----------       -----------
Portfolio share transactions:
  Proceeds from shares sold...........................................   15,424,241        22,441,709
  Net asset value of shares issued to shareholders in reinvestment
    of distributions..................................................      491,489            86,114
  Cost of shares redeemed.............................................   (2,181,111)       (2,415,483)
                                                                        -----------       -----------
Net increase in net assets from Portfolio share transactions..........   13,734,619        20,112,340
                                                                        -----------       -----------
INCREASE IN NET ASSETS................................................   17,351,208        20,074,242
Net assets at beginning of period.....................................   20,074,842               600
                                                                        -----------       -----------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $315,067 and $164,132, respectively)...........  $37,426,050       $20,074,842
                                                                        ===========       ===========
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period.............................    3,204,882               100
                                                                        -----------       -----------
  Shares sold.........................................................    2,327,536         3,576,097
  Shares issued to shareholders in reinvestment of distributions......       75,713            13,561
  Shares redeemed.....................................................     (326,610)         (384,876)
                                                                        -----------       -----------
  Net increase in Portfolio shares....................................    2,076,639         3,204,782
                                                                        -----------       -----------
Shares outstanding at end of period...................................    5,281,521         3,204,882
                                                                        ===========       ===========


    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (E) AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                 FOR THE PERIOD
                                                                                 SIX MONTHS        MAY 2, 1994
                                                                                   ENDED          (COMMENCEMENT
                                                                                 JUNE 30,        OF OPERATIONS)
                                                                                   1995          TO DECEMBER 31,
                                                                                (UNAUDITED)           1994
                                                                                -----------      ---------------
Net asset value, beginning of period..........................................    $ 6.26            $ 6.00(b)
                                                                                  ------            ------
Income from investment operations:
  Net investment income (a)...................................................       .12               .13
    Net realized and unrealized gain (loss) on investment transactions........       .84               .17(f)
                                                                                  ------            ------
Total from investment operations..............................................       .96               .30
                                                                                  ------            ------
Less distributions from:
  Net investment income.......................................................      (.09)             (.04)
  Net realized gains on investment transactions...............................      (.04)               --
                                                                                  ------            ------
Total distributions...........................................................      (.13)             (.04)
                                                                                  ------            ------
Net asset value, end of period................................................    $ 7.09            $ 6.26
                                                                                  ======            ======
TOTAL RETURN (%)..............................................................     15.46(D)           4.91(D)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)........................................        37                20
Ratio of operating expenses, net to average net assets (%) (a)................       .75(c)            .75(c)
Ratio of net investment income to average net assets (%)......................      3.50(c)           3.63(c)
Portfolio turnover rate (%)...................................................     27.36(c)          28.41(c)

(a)   Portion of expenses waived (Note B).....................................    $   --            $  .03
(b)   Original capital
(c)   Annualized
(d)   Not annualized
(e)   Per share amounts have been calculated using the monthly average shares outstanding during the period method.
(f)   The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of Portfolio shares in relation to fluctuating market values during the period.

                                                                                                     CAPITAL GROWTH PORTFOLIO
                                                                         INVESTMENT PORTFOLIO as of June 30, 1995 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                   % of      Principal                                                              Market
                                Portfolio    Amount ($)                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------------------
                                             --------------------------------------------------------------------------------
                                  5.8%                      REPURCHASE AGREEMENT
                                             --------------------------------------------------------------------------------

                                             16,956,000     Repurchase Agreement with Nesbitt Burns Securities
                                                              Inc. dated 6/30/95 at 6.125%, to be repurchased
                                                              at $16,964,655 on 7/3/95, collateralized by a
                                                              $16,890,000 U.S. Treasury Note, 6.25%, 8/31/96
                                                              (Cost $16,956,000).................................  16,956,000
                                                                                                                   ----------
                                             --------------------------------------------------------------------------------
                                  0.2%                      CONVERTIBLE BONDS
                                             --------------------------------------------------------------------------------
FINANCIAL

     Banks                                    1,000,000     Banco Nacional de Mexico, 7%, 12/15/99
                                                              (Cost $1,226,250)..................................     725,000
                                                                                                                   ----------
                                             --------------------------------------------------------------------------------
                                 0.8%                       PREFERRED STOCKS
                                             --------------------------------------------------------------------------------
                                               Shares
                                             --------------------------------------------------------------------------------
FINANCIAL                        0.3%

     Banks                                        8,000     First Nationwide Bank, non-cum. 11.5%................     864,000
                                                                                                                   ----------
TECHNOLOGY                       0.5%

     Electronic Components/
     Distributors                                14,740     Samsung Electronics Co., Ltd.........................   1,360,606
                                                  1,927     Samsung Electronics Co., Ltd. (New (b))..............     168,628
                                                                                                                   ----------
                                                                                                                    1,529,234
                                                                                                                   ----------
                                                            TOTAL PREFERRED STOCKS (Cost $1,949,332).............   2,393,234
                                                                                                                   ----------
                                             --------------------------------------------------------------------------------
                                92.2%                       COMMON STOCKS
                                             --------------------------------------------------------------------------------
CONSUMER DISCRETIONARY           6.2%

     Department &
     Chain Stores                3.5%           187,600     Filene's Basement Corp.*.............................     656,600
                                                100,000     Lowe's Companies, Inc................................   2,987,500
                                                110,000     May Department Stores................................   4,578,750
                                                 71,700     Wal-Mart Stores Inc..................................   1,917,975
                                                                                                                   ----------
                                                                                                                   10,140,825
                                                                                                                   ----------

     Hotels & Casinos            2.0%           168,000     Carnival Corp., Class A..............................   3,927,000
                                                 88,200     Royal Caribbean Cruises Ltd..........................   1,940,400
                                                                                                                    5,867,400

     Specialty Retail            0.7%            21,800     Fingerhut Companies, Inc.............................     340,625
                                                 95,000     Home Shopping Network Inc.*..........................     807,500
                                                 36,000     Toys "R" Us Inc.*....................................   1,053,000
                                                                                                                   ----------
                                                                                                                    2,201,125
                                                                                                                   ----------

CONSUMER STAPLES                 3.6%

     Alcohol & Tobacco           0.8%            80,000     RJR Nabisco Holdings Corp............................   2,230,000
                                                                                                                   ----------

     Package Goods/
     Cosmetics                   2.8%            65,000     Clorox Co............................................   4,241,250
                                                 55,600     Colgate-Palmolive Co.................................   4,065,750
                                                                                                                   ----------
                                                                                                                    8,307,000
                                                                                                                   ----------


    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                   % of                                                                             Market
                                Portfolio      Shares                                                              Value ($)
-----------------------------------------------------------------------------------------------------------------------------
HEALTH                            11.2%

     Biotechnology                 0.6%         40,000      Biogen Inc.*.........................................   1,780,000
                                                                                                                   ----------

     Hospital Management           3.2%        220,000      Columbia/HCA Healthcare Corp.........................   9,515,000
                                                                                                                   ----------

     Pharmaceuticals               7.4%          7,500      Astra AB "A" (Free)..................................     231,342
                                               133,050      Astra AB "B" (Free)..................................   4,003,456
                                                40,000      BioChem Pharma, Inc.*................................     875,000
                                                80,000      Carter-Wallace Inc...................................     910,000
                                                40,000      Eli Lilly Co.........................................   3,140,000
                                                45,000      Johnson & Johnson....................................   3,043,125
                                               113,000      Merck & Co. Inc......................................   5,537,000
                                                89,000      Schering-Plough Corp.................................   3,927,125
                                                                                                                   ----------
                                                                                                                   21,667,048
                                                                                                                   ----------

COMMUNICATIONS                     4.4%

     Cellular Telephone            0.7%         56,870      Associated Group, Inc. "A"*..........................     981,007
                                                45,270      Associated Group, Inc. "B"*..........................     837,495
                                                   300      Korea Mobile Telecom (a).............................     282,434
                                                                                                                   ----------
                                                                                                                    2,100,936
                                                                                                                   ----------

     Telephone/
     Communications                3.7%        165,000      Century Telephone Enterprises........................   4,681,875
                                                    83      DDI Corp.............................................     665,919
                                                75,132      SBC Communicatons, Inc...............................   3,578,162
                                             2,660,000      Telecomunicacoes de Sao Paulo S.A. (pfd.)............     329,401
                                                60,000      WorldCom, Inc.*......................................   1,620,000
                                                                                                                   ----------
                                                                                                                   10,875,357
                                                                                                                   ----------

FINANCIAL                         13.7%

     Banks                         3.4%         80,000       Citicorp............................................   4,630,000
                                               163,000       MBNA Corp...........................................   5,501,250
                                                                                                                   ----------
                                                                                                                   10,131,250
                                                                                                                   ----------

     Insurance                     7.1%         59,000       American International Group, Inc...................   6,726,000
                                                60,000       EXEL, Ltd...........................................   3,120,000
                                                31,300       General Re Corp.....................................   4,190,287
                                                 9,900       Liberty Corp........................................     269,775
                                                70,000       MBIA Inc............................................   4,655,000
                                                41,200       PMI Group, Inc......................................   1,787,050
                                                                                                                   ----------
                                                                                                                   20,748,112
                                                                                                                   ----------

     Other Financial
     Companies                     3.2%        100,000       Federal National Mortgage Association...............   9,437,500
                                                                                                                   ----------

MEDIA                             10.8%

     Broadcasting &
     Entertainment                 6.3%         60,000       Capital Cities/ABC Inc..............................   6,480,000
                                                50,000       King World Productions, Inc.*.......................   2,025,000
                                               247,100       Time Warner Inc.....................................  10,161,988
                                                                                                                   ----------
                                                                                                                   18,666,988
                                                                                                                   ----------

     Cable Television              4.5%        279,750       Comcast Corp. "A"...................................   5,192,859
                                               338,307       Tele-Communications Inc. "A"*.......................   7,929,070
                                                                                                                   ----------
                                                                                                                   13,121,929
                                                                                                                   ----------


    The accompanying notes are an integral part of the financial statements.

                                                                                                         INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                   % of                                                                             Market
                                Portfolio      Shares                                                              Value ($)
-----------------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES                 4.3%

     EDP Services                  0.4%         55,400      National Data Corp.                                     1,281,125
                                                                                                                   ----------

     Environmental Services        0.5%         40,000      Browning Ferris Industries                              1,445,000
                                                                                                                   ----------

     Investment                    1.3%         85,000      Franklin Resources Inc.                                 3,782,500
                                                                                                                   ----------

     Miscellaneous
     Consumer Services             1.4%        100,000      H & R Block Inc.                                        4,112,500
                                                                                                                   ----------

     Printing/Publishing           0.7%         40,000      Reuters Holdings PLC "B" (ADR)                          2,005,000
                                                                                                                   ----------

DURABLES                           4.5%

     Aerospace                     1.1%         40,000      United Technologies Corp.                               3,125,000
                                                                                                                   ----------

     Automobiles                   0.8%         44,000      Autoliv AB (Free)*                                      2,351,680
                                                                                                                   ----------

     Telecommunications
     Equipment                     2.6%         40,000      DSC Communications Corp.*                               1,860,000
                                                75,000      General Instrument Corp.*                               2,878,125
                                                50,400      Nokia AB Oy "A"                                         2,950,129
                                                                                                                   ----------
                                                                                                                    7,688,254
                                                                                                                   ----------

MANUFACTURING                      3.8%

     Chemicals                     1.4%         45,000      E.I. du Pont de Nemours & Co.                           3,093,750
                                                13,000      Schering AG                                               908,125
                                                                                                                   ----------
                                                                                                                    4,001,875
                                                                                                                   ----------

     Diversified
     Manufacturing                 0.6%         60,000      Canadian Pacific Ltd.                                   1,042,500
                                                21,000      Thermo Electron Corp.*                                    845,250
                                                                                                                   ----------
                                                                                                                    1,887,750
                                                                                                                   ----------

     Electrical Products           1.8%         40,000      American Power Conversion Corp.*                          915,000
                                               100,000      Philips NV (New York shares)                            4,275,000
                                                                                                                   ----------
                                                                                                                    5,190,000
                                                                                                                   ----------

TECHNOLOGY                        17.8%

     Computer Software             1.2%         27,000      Intuit Inc.*                                            2,052,000
                                                40,000      Oracle Systems Corp.*                                   1,545,000
                                                                                                                   ----------
                                                                                                                    3,597,000
                                                                                                                   ----------

     Diverse Electronic
     Products                      1.9%         83,100      Motorola Inc.                                           5,578,087
                                                                                                                   ----------

     EDP Peripherals               0.4%         91,700      Intergraph Corp.*                                       1,020,162
                                                                                                                   ----------

     Electronic Components/
     Distributors                  0.3%             74      Samsung Electronics Co., Ltd. (GDS) (a)                     5,322
                                                   374      Samsung Electronics Co., Ltd. (GDR)                        26,928
                                                 4,461      Samsung Electronics Co., Ltd. (a)                         760,977
                                                   882      Samsung Electronics Co., Ltd. (a) (New (b))               148,606
                                                                                                                   ----------
                                                                                                                      941,833
                                                                                                                   ----------

     Electronic Data
     Processing                    5.0%        125,000      Hewlett-Packard Co.                                     9,312,500
                                                40,000      International Business Machines Corp.                   3,840,000
                                                40,000      Silicon Graphics Inc.*                                  1,595,000
                                                                                                                   ----------
                                                                                                                   14,747,500
                                                                                                                   ----------


    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                   % of                                                                                  Market
                                Portfolio      Shares                                                                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------


     Office/Plant
     Automation                    3.0%         22,000      3Com Corp.*.............................................     1,474,000
                                                40,000      Cabletron Systems Inc.*.................................     2,130,000
                                               100,000      Cisco Systems, Inc.*....................................     5,056,250
                                                                                                                       -----------
                                                                                                                         8,660,250
                                                                                                                       -----------

     Semiconductors                6.0%        150,000      Intel Corp..............................................     9,496,875
                                                60,000      Texas Instruments Inc...................................     8,032,500
                                                                                                                       -----------
                                                                                                                        17,529,375
                                                                                                                       -----------

ENERGY                             7.9%

     Oil & Gas Production          1.3%         78,800      Triton Energy Corp......................................     3,654,350
                                                                                                                       -----------

     Oil Companies                 6.6%         90,000      Amoco Corp..............................................     5,996,250
                                                40,000      Chevron Corp............................................     1,865,000
                                                40,000      Mobil Corp..............................................     3,840,000
                                               125,000      Repsol SA (ADR).........................................     3,953,125
                                               200,000      YPF SA "D" (ADR)........................................     3,775,000
                                                                                                                       -----------
                                                                                                                        19,429,375
                                                                                                                       -----------

METALS AND MINERALS                0.5%

     Steel & Metals                            123,000      Usinas Siderurgicas de Minas Gerais S/A(pfd.) (ADR).....     1,383,750
                                                                                                                       -----------

UTILITIES                          3.5%

     Electric Utilities                         20,000      CMS Energy Corp.........................................       492,500
                                                30,000      Centerior Energy Corp...................................       288,750
                                                43,700      Centrais Eletricas Brasileiras S/A (ADR)................       589,950
                                                 6,800      Central Costanera SA (ADR)..............................       214,200
                                                69,900      Destec Energy Inc.*.....................................       899,962
                                                50,000      Houston Industries Inc..................................     2,106,250
                                                30,000      Illinova Corp...........................................       761,250
                                                58,000      Midlands Electricity PLC................................       581,107
                                                50,000      National Power PLC*.....................................       354,246
                                                79,000      Public Service Co. of New Mexico*.......................     1,125,750
                                                50,000      Scottish Power PLC......................................       257,236
                                                50,000      Southern Electric PLC...................................       510,099
                                                30,000      TNP Enterprises Inc.....................................       483,750
                                                60,000      Unicom Corp.............................................     1,597,500
                                                                                                                       -----------
                                                                                                                        10,262,550
                                                                                                                       -----------
                                                            TOTAL COMMON STOCKS (Cost $244,804,027).................   270,465,386
                                                                                                                       -----------
                                                            ----------------------------------------------------------------------
                                   1.0%                     WARRANTS
                                                            ----------------------------------------------------------------------
TECHNOLOGY

     Semiconductors                             99,500      Intel Corp. Warrants (expire 3/14/98)*
                                                              (Cost $700,053).......................................     3,009,875
                                                                                                                       -----------
==================================================================================================================================

                                                            TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                              (Cost $265,635,662)(c)................................   293,549,495
                                                                                                                       ===========
==================================================================================================================================


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
  *  Non-income producing security.

(a) Securities valued in good faith by the Valuation Committee of the Trustees. The cost and market value of these securities at June 30, 1995 aggregated $504,950 and $1,197,339 (.41% of net assets), respectively.

(b) New shares issued during 1995, eligible for a pro rata share of 1995 dividends.

(c) At June 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $265,585,026 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of market value
       over tax cost                                                                                               $ 33,341,512
     Aggregate gross unralized depreciation for all investments in which there is an excess of tax cost
       over market value                                                                                             (5,377,043)
                                                                                                                   ------------
     Net unrealized appreciation
                                                                                                                   $ 27,964,469
                                                                                                                   ============

--------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1995, aggregated $203,816,308 and $216,473,003, respectively.



    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------
                                   STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
JUNE 30, 1995 (UNAUDITED)
----------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $265,635,662) (Note A)....                 $293,549,495
Receivables:
  Investments sold................................................                   17,099,700
  Dividends and interest..........................................                      281,015
  Portfolio shares sold...........................................                       80,587
                                                                                   ------------
      Total assets................................................                  311,010,797
LIABILITIES
Payables:
  Due to custodian bank...........................................  $     1,741
  Investments purchased...........................................   20,835,429
  Accrued management fee (Note B).................................      113,129
  Other accrued expenses (Note B).................................       36,808
                                                                    -----------
      Total liabilities...........................................                   20,987,107
                                                                                   ------------
Net assets, at market value.......................................                 $290,023,690
                                                                                   ============
NET ASSETS
Net assets consist of:
  Undistributed net investment income.............................                 $    982,885
  Net unrealized appreciation on:
      Investments.................................................                   27,913,833
      Foreign currency related transactions.......................                       38,922
  Accumulated net realized gain...................................                   10,056,935
  Paid-in capital.................................................                  251,031,115
                                                                                   ------------
Net assets, at market value.......................................                 $290,023,690
                                                                                   ============
Net asset value, offering and redemption price per share
      ($290,023,690 divided by 21,145,291 outstanding
      shares of beneficial interest, no par value,
      unlimited number of shares authorized)......................                 $      13.72
                                                                                   ============

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
     Dividends (net of foreign taxes withheld of $32,942)................                 $ 1,647,706
     Interest............................................................                     313,898
                                                                                          -----------
                                                                                            1,961,604
  Expenses (Note A):
     Management fee (Note B).............................................   $   629,333
     Accounting fees (Note B)............................................        39,163
     Trustees' fees (Note B).............................................         7,760
     Custodian fees......................................................        41,676
     Auditing............................................................        14,002
     Legal...............................................................         7,471
     Other...............................................................        12,074       751,479
                                                                            -----------   -----------
  Net investment income..................................................                   1,210,125
                                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
     Investments.........................................................    10,180,538
     Foreign currency related transactions...............................       (25,996)   10,154,542
                                                                            -----------
  Net unrealized appreciation during the period on:
     Investments.........................................................    29,942,413
     Foreign currency related transactions...............................        43,322    29,985,735
                                                                            -----------   -----------
  Net gain on investment transactions....................................                  40,140,277
                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                 $41,350,402
                                                                                          ===========

The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                          STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
                                                                               Six Months
                                                                                  Ended               Year
                                                                                June 30,             Ended
                                                                                  1995            December 31,
INCREASE (DECREASE) IN NET ASSETS                                              (Unaudited)            1994
--------------------------------------------------------------------------------------------------------------
Operations:
        Net investment income...........................................      $  1,210,125       $   1,195,374
        Net realized gain from investment transactions..................        10,154,542           8,741,905
        Net unrealized appreciation (depreciation) on investment
                transactions during the period..........................        29,985,735         (35,951,788)
                                                                              ------------       -------------
Net increase (decrease) in net assets resulting from operations.........        41,350,402         (26,014,509)
                                                                              ------------       -------------
Distributions to shareholders from:
        Net investment income ($.04 and $.05 per share, respectively)...          (734,483)           (889,382)
                                                                              ------------       -------------
        Net realized gain from investment transactions
                ($.43 and $1.31 per share, respectively)................        (8,804,833)        (23,981,060)
                                                                              ------------       -------------
Portfolio share transactions:
        Proceeds from shares sold.......................................        53,172,113         157,574,508
        Net asset value of shares issued to shareholders in
                reinvestment of distributions...........................         9,539,316          24,870,442
        Cost of shares redeemed.........................................       (61,029,580)       (131,982,527)
                                                                              ------------       -------------
Net increase in net assets from Portfolio share transactions............         1,681,849          50,462,423
                                                                              ------------       -------------
INCREASE (DECREASE) IN NET ASSETS.......................................        33,492,935            (422,528)
Net assets at beginning of period.......................................       256,530,755         256,953,283
                                                                              ------------       -------------
NET ASSETS AT END OF PERIOD (including undistributed net
        investment income of $982,885 and $507,243, respectively).......      $290,023,690       $ 256,530,755
                                                                              ============       =============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period...............................        20,979,934          17,184,932
                                                                              ------------       -------------
        Shares sold.....................................................         4,256,654          12,319,350
        Shares issued to shareholders in reinvestment of distributions..           792,498           1,905,054
        Shares redeemed.................................................        (4,883,795)        (10,429,402)
                                                                              ------------       -------------
        Net increase in Portfolio shares................................           165,357           3,795,002
                                                                              ------------       -------------
Shares outstanding at end of period.....................................        21,145,291          20,979,934
                                                                              ============       =============

The accompanying notes are an integral part of the financial statements.

                                                                                                               FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED
FROM THE FINANCIAL STATEMENTS.

                              SIX MONTHS
                                 ENDED
                                JUNE 30,                         YEARS ENDED DECEMBER 31, (e)
                                1995(e)     -----------------------------------------------------------------------
                              (UNAUDITED)    1994     1993     1992     1991     1990     1989      1988      1987
                              -----------   -----------------------------------------------------------------------
Net asset value,
 beginning of period........    $ 12.23     $14.95   $12.71   $12.28   $ 8.99   $10.21   $ 8.53   $  7.06   $  7.67
                                -------     ------   ------   ------   ------   ------   ------   -------   -------
Income from investment
 operations:
 Net investment
  income (a)................        .06        .06      .06      .11      .16      .25      .35       .16       .15
 Net realized and
  unrealized gain
  (loss) on investment
  transactions..............       1.90      (1.42)    2.52      .66     3.35    (1.00)    1.58      1.40      (.28)
                                -------     ------   ------   ------   ------   ------   ------   -------   -------
Total from investment
  operations................       1.96      (1.36)    2.58      .77     3.51     (.75)    1.93      1.56      (.13)
                                -------     ------   ------   ------   ------   ------   ------   -------   -------
Less distributions from:
 Net investment
  income....................       (.04)      (.05)    (.07)    (.11)    (.22)    (.24)    (.25)     (.09)     (.09)
 Net realized gains
  on investment
  transactions..............       (.43)     (1.31)    (.27)    (.23)       -     (.23)       -         -      (.39)
                                -------     ------   ------   ------   ------   ------   ------   -------   -------
Total distributions.........       (.47)     (1.36)    (.34)    (.34)    (.22)    (.47)    (.25)     (.09)     (.48)
                                -------     ------   ------   ------   ------   ------   ------   -------   -------
Net asset value,
 end of period..............    $ 13.72     $12.23   $14.95   $12.71   $12.28   $ 8.99   $10.21   $  8.53   $  7.06
                                =======     ======   ======   ======   ======   ======   ======   =======   =======
TOTAL RETURN (%)............      16.48(d)   (9.67)   20.88     6.42    39.56    (7.45)   22.75     22.07     (1.88)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions)........        290        257      257      167      108       45       45        17        10
Ratio of operating
 expenses, net to
 average net
 assets (%) (a).............        .57(c)     .58      .60      .63      .71      .72      .75       .75       .75
Ratio of net investment
 income to average
 net assets (%).............        .92(c)     .47      .46      .95     1.49     2.71     3.51      2.17      1.68
Portfolio turnover
 rate (%)...................     159.11(c)   66.44    95.31    56.29    58.88    61.39    63.96    129.75    113.34

(a)   Portion of expenses
      reimbursed (Note B)...    $     -     $    -   $    -   $    -   $    -   $    -   $  .01   $   .01   $   .04

(b)   Original capital

(c)   Annualized

(d)   Not annualized

(e)   Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period  method.

(f)   On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

                                 SIX       FOR THE PERIOD
                                MONTHS     JULY 16, 1985
                                ENDED      (COMMENCEMENT
                               DECEMBER    OF OPERATIONS)
                                 31,         TO JUNE 30,
                              1986(e)(f)        1986
                              ----------   --------------
Net asset value,
 beginning of period........    $ 7.93        $ 6.00(b)
                                ------        ------
Income from investment
 operations:
 Net investment
  income (a)................       .09           .19
 Net realized and
  unrealized gain
  (loss) on investment
  transactions..............      (.07)         1.87
                                ------        ------
Total from investment
  operations................       .02          2.06
                                ------        ------
Less distributions from:
 Net investment
  income....................      (.07)         (.13)
 Net realized gains
  on investment
  transactions..............      (.21)            -
                                ------        ------
Total distributions.........      (.28)         (.13)
                                ------        ------
Net asset value,
 end of period..............    $ 7.67        $ 7.93
                                ======        ======
TOTAL RETURN (%)............       .26(d)      34.66(d)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions)........         1             -
Ratio of operating
 expenses, net to
 average net
 assets (%) (a).............       .75(c)        .60(c)
Ratio of net investment
 income to average
 net assets (%).............      2.21(c)       2.95(c)
Portfolio turnover
 rate (%)...................     38.78(c)      86.22(c)

(a)   Portion of expenses
      reimbursed (Note B)...    $  .20        $  .81

(b)   Original capital

(c)   Annualized

(d)   Not annualized

(e)   Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.

(f)   On August 22, 1986, the Trustees voted to change the year end of the Fund from June 30 to December 31.

INTERNATIONAL PORTFOLIO
INVESTMENT PORTFOLIO  as of June 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------------------
              % OF       PRINCIPAL                                                                               MARKET
            PORTFOLIO    AMOUNT                                                                                VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                         -----------------------------------------------------------------------------------------------
               8.3%      REPURCHASE AGREEMENT
                         -----------------------------------------------------------------------------------------------
                  U.S.$  41,252,000    Repurchase Agreement with Nesbitt Burns Securities
                                        Inc., dated 6/30/95 at 6.125%, to be repurchased at
                                        $41,273,056 on 7/3/95, collateralized by a $40,320,000
                                        U.S. Treasury Note, 6.875%, 3/31/97 (Cost $41,252,000).............   41,252,000
                                                                                                              ----------
                         -----------------------------------------------------------------------------------------------
               2.0%      COMMERCIAL PAPER
                         -----------------------------------------------------------------------------------------------
                  U.S.$  10,000,000    Household Finance, 5.75, 7/5/95 (Cost $ 9,993,611)..................    9,993,611
                                                                                                              ----------
                         -----------------------------------------------------------------------------------------------
               0.1%      BONDS
                         -----------------------------------------------------------------------------------------------
                  DM        350,000    Deutsche Bank AG, 8%, 4/11/00.......................................      267,021
                  DM         23,000    Deutsche Bank AG (PC), 9%, 12/31/02.................................       18,046
                  DM         33,000    Deutsche Bank AG (PC), 8.750%, 12/31/03.............................       25,391
                                                                                                              ----------
                                       Total Bonds (Cost $220,601).........................................      310,458
                                                                                                              ----------
                         -----------------------------------------------------------------------------------------------
               0.6%      CONVERTIBLE BONDS
                         -----------------------------------------------------------------------------------------------
                  U.S.$   1,900,000    Henderson Land Development Co., Ltd., 4%, 10/27/96
                                        (Property developer)...............................................    1,890,500
                  U.S.$   1,050,000    Ssangyong Oil Refining Co., Ltd., 3.75%, 12/31/08
                                        (Major oil refiner)................................................    1,118,250
                                                                                                              ----------
                                       Total Convertible Bonds (Cost $2,955,694)...........................    3,008,750
                                                                                                              ----------
                         -----------------------------------------------------------------------------------------------
               4.1%      PREFERRED STOCKS
                         -----------------------------------------------------------------------------------------------
                           Shares
                         -----------------------------------------------------------------------------------------------
GERMANY        3.4%          15,000    Rheinisch-Westfaelisches Elektrizitaetswerk AG
                                        (Electric utility)*................................................    4,126,261
                             10,000    SAP AG (Computer software manufacturer).............................   12,600,788
                                                                                                              ----------
                                                                                                              16,727,049
                                                                                                              ----------
ITALY          0.7%       1,500,000    Fiat SpA (Multi-industry, automobiles)*.............................    3,263,560
                                                                                                              ----------
                                       Total Preferred Stocks (Cost $9,846,935)............................   19,990,609
                                                                                                              ----------
                         -----------------------------------------------------------------------------------------------
              84.8%      COMMON STOCKS
                         -----------------------------------------------------------------------------------------------
ARGENTINA      0.7%
                            170,000    YPF SA "D" (ADR) (Petroleum company)................................    3,208,750
                                                                                                              ----------
AUSTRALIA      0.7%
                          1,556,504    Ampol Exploration Ltd. (Oil and gas exploration company)............    3,519,900
                              7,525    Coca Cola Amatil Ltd. (Soft drink bottler and distributor) (c)......       46,075
                                 60    M.I.M. Holdings Ltd. (Nonferrous metals and coal)...................           75
                                                                                                              ----------
                                                                                                               3,566,050
                                                                                                              ----------
BRAZIL         3.3%
                          8,578,870    Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility)....    2,283,349
                          5,000,000    Companhia Cervejaria Brahma (pfd.) (Leading beer producer and
                                        distributor).......................................................    1,640,359
                             86,206    Companhia Cervejaria Brahma (pfd.) (New (b))........................       25,754
                         28,110,000    Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial
                                        complex)...........................................................    4,244,747

The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
              % OF                                                                                              MARKET
            PORTFOLIO    SHARES                                                                                VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                           22,000,000  Petroleo Brasileiro S/A (pfd.) (Petroleum company)..................    1,864,204
                           65,040,000  Telecomunicacoes Brasileiras S.A. (pfd.)
                                        (Telecommunication services).......................................    2,140,915
                        3,574,800,000  Usinas Siderurgicas de Minas Gerais S/A (pfd.)
                                        (Non-coated flat products and electrolytic galvanized
                                         products).........................................................    4,038,883
                                                                                                              ----------
                                                                                                              16,238,211
                                                                                                              ----------
CANADA         2.7%
                              160,000  Barrick Gold Corp. (Gold exploration and production
                                        in North and South America)........................................    4,047,610

                              201,821  Canadian Pacific Ltd. (Transportation and natural
                                        resource conglomerate).............................................    3,471,061

                              200,000  Hemlo Gold Mines, Inc. (Large gold producer, with
                                        single mine in Ontario; active exploration company)................    2,147,563

                              100,000  Imperial Oil Ltd. (Producer and refiner of natural gas
                                        and petroleum products in Canada)..................................    3,712,736
                                                                                                              ----------
                                                                                                              13,378,970
                                                                                                              ----------
DENMARK        0.8%
                               85,000  Unidanmark A/S "A" (Bank holding company)...........................    4,170,910
                                                                                                              ----------
FINLAND        2.9%
                               78,000  Metsa-Serla Oy "B" (Tissue paper producer)..........................    3,469,913
                              116,000  Nokia AB Oy "A" (Leading manufacturer of cellular
                                        telephones)........................................................    6,789,979
                              247,000  Outokumpu Oy "A" (Metals and minerals)..............................    4,106,064
                                                                                                              ----------
                                                                                                              14,365,956
                                                                                                              ----------
FRANCE         8.0%
                                9,300  Carrefour (Hypermarket and food retailing)..........................    4,763,824
                               14,138  Castorama-Dubois Investissements (Retailer, wholesaler
                                        and distributor)...................................................    2,343,098
                               10,607  Compagnie Bancaire SA (Bank)........................................    1,268,139
                               30,000  Compagnie de Saint-Gobain (Glass manufacturer)......................    3,623,808
                               14,950  ECIA - Equipements et Composants pour l'Industrie
                                        Automobile (Manufacturer of automobile parts and
                                        accessories).......................................................    2,049,317
                               12,000  LVMH Moet-Hennessy Louis Vuitton (Producer of wine,
                                        spirits and luxury products).......................................    2,159,443
                               88,000  Michelin "B" (Leading tire manufacturer)*...........................    3,898,212
                               20,000  Societe Generale (Bank).............................................    2,337,542
                               48,952  Societe Nationale Elf Aquitaine (Petroleum company).................    3,617,478
                               15,420  Societe Nationale Elf Aquitaine (ADR)...............................      574,395
                               44,000  Television Francaise (Television broadcasting)......................    4,330,843
                               70,473  Total SA "B" (International oil and gas exploration,
                                        development and production)........................................    4,241,817
                               94,687  Valeo SA (Automobile and truck components
                                        manufacturer)......................................................    4,604,311
                                                                                                              ----------
                                                                                                              39,812,227
                                                                                                              ----------
GERMANY        5.8%
                               16,000  Bayer AG (Leading chemical producer)................................    3,980,186
                               86,980  Deutsche Bank AG (Bank).............................................    4,226,819
                               14,860  Mannesmann AG (Bearer) (Diversified construction
                                        and technology company)............................................    4,540,153
                               69,000  Schering AG (Pharmaceutical and chemical producer)..................    4,820,046
                                3,027  Siemens AG (Bearer) (Manufacturer of electrical and
                                        electronic equipment)..............................................    1,502,719
                               12,720  VEBA AG (Electric utility, distributor of oil and chemicals)........    4,999,328
                               12,000  Viag AG (Provider of electrical power and natural gas services, aluminum products, chemicals, ceramics and
                                        glass).............................................................    4,736,305
                                                                                                              ----------
                                                                                                              28,805,556
                                                                                                              ----------

The accompanying notes are an integral part of the financial statements.


INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
              % OF                                                                                      MARKET
            PORTFOLIO    SHARES                                                                          VALUE ($)
------------------------------------------------------------------------------------------------------------------------
HONG KONG      3.3%
                            209,787    HSBC Holdings Ltd. (Bank)............................................   2,690,863
                          2,665,600    Hong Kong & China Gas Co., Ltd. (Gas utility)........................   4,254,460
                             24,000    Hong Kong & China Gas Co., Ltd. Warrants
                                        (expire 12/31/95)*..................................................       3,660
                            330,000    Hong Kong Electric Holdings, Ltd. (Electric utility and
                                        real estate)........................................................   1,121,637
                          1,182,000    Hutchison Whampoa, Ltd. (Container terminal and real
                                        estate company).....................................................   5,728,372
                            781,000    Television Broadcasts, Ltd. (Television broadcasting)*...............   2,745,380
                                                                                                              ----------
                                                                                                              16,544,372
                                                                                                              ----------
INDONESIA      1.1%
                            200,000    Indocement Tunggal (Foreign registered)
                                        (Cement producer)...................................................     785,811
                             75,400    Indonesia Satellite Corp. (ADR) (International
                                        telecommunication services).........................................   2,884,050
                            402,000    Kalbe Farma (Foreign registered) (Pharmaceutical
                                        producer and distributor)...........................................   1,841,222
                                                                                                              ----------
                                                                                                               5,511,083
                                                                                                              ----------
ITALY          2.3%
                          2,500,000    Istituto Nazionale delle Assicurazione (Insurance
                                        company)*...........................................................   3,361,345
                             65,000    Luxottica Group SpA (ADR) (Manufacturer and marketer
                                        of eyeglasses)......................................................   2,413,125
                            964,000    Societa Finanziaria Telefonica Torino SpA (Telephone
                                        utility and telecommunication equipment manufacturer)...............   2,665,913
                          1,130,000    Telecom Italia SpA (Telecommunication services)......................   3,062,827
                                                                                                              ----------
                                                                                                              11,503,210
                                                                                                              ----------
JAPAN         16.5%
                              1,000    Amano Corp. (Time-management systems)................................      11,799
                            258,000    Canon Inc. (Leading producer of visual image and
                                        information equipment)..............................................   4,200,814
                             65,000    Cox Co., Ltd. (Men's and women's wear chain store
                                        operator)...........................................................     613,533
                                260     DDI Corp. (Long distance telephone and cellular operator)...........   2,086,013
                            255,000    Fujitsu Ltd. (Leading manufacturer of computers).....................   2,542,328
                            190,000    Hitachi Construction Machinery Co., Ltd. (Leading
                                        maker of hydraulic shovels).........................................   1,629,756
                            377,000    Hitachi Ltd. (General electronics manufacturer)......................   3,758,657
                            380,000    Hitachi Metals, Ltd. (Major producer of high-quality
                                        specialty steels)...................................................   4,263,819
                             88,000    Horipro Inc. (Growing entertainment production company)..............   1,453,602
                             39,000    Ito-Yokado Co., Ltd. (Leading supermarket operator)..................   2,056,870
                            465,000     Itochu Corp. (Leading general trading company)......................   2,715,769
                            550,000     Kawasaki Steel Corp. (Major integrated steelmaker)*.................   1,804,023
                             44,000    Keyence Corp. (Specialized manufacturer of sensors)..................   4,931,862
                             43,000    Kyocera Corp. (Leading ceramic package manufacturer).................   3,541,266
                             30,000    Mabuchi Motor Co., Ltd. (Manufacturer of DC motors)..................   2,067,135
                            280,000    Matsushita Electrical Industrial Co., Ltd. (Consumer
                                        electronic products manufacturer)...................................   4,360,805
                            295,000    NGK Spark Plug Co., Ltd. (Leading manufacturer of
                                        automotive spark plugs).............................................   3,271,783
                            540,000    NSK Ltd. (Leading manufacturer of bearings and other
                                        machinery parts)....................................................   3,115,568
                             33,000    Nichiei Co., Ltd. (Finance company for small and
                                        medium-sized firms).................................................   2,036,340
                            165,000    Nippon Shokubai Corp., Ltd. (Specialty chemical producer)............   1,458,144
                            945,000    Nisshin Steel Co., Ltd. (Blast furnace steelmaker)...................   3,467,583
                             90,000    Pioneer Electronics Corp. (Leading manufacturer of
                                        audio equipment)....................................................   1,529,113
                            110,000    SMC Corp. (Leading maker of pneumatic equipment).....................   6,320,571

The accompanying notes are an integral part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
              % OF                                                                                      MARKET
            PORTFOLIO    SHARES                                                                          VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                             44,000    Seven-Eleven Japan Co., Ltd. (Leading convenience
                                        store operator)....................................................    3,151,201
                            250,000    ShinMaywa Industries, Ltd. (Leading maker of dump
                                        trucks and other specialty vehicles)...............................    2,097,221
                             44,000    Sony Corp. (Consumer electronic products manufacturer)..............    2,112,914
                            530,000    Sumitomo Corp. (Leading general trading company, with
                                        offices, subsidiaries and affiliates throughout the
                                        world).............................................................    4,827,562
                             21,000    Sumitomo Electric Industries, Ltd. (ADR) (Leading maker
                                        of electric wires and cables)......................................    2,509,500
                          1,360,000    Sumitomo Metal Industries, Ltd. (Leading integrated
                                        crude steel producer)*.............................................    3,546,221
                                                                                                              ----------
                                                                                                              81,481,772
                                                                                                              ----------
KOREA          0.8%
                              2,000    Korea International Trust IDR (Investment company) (a)*.............      101,000
                             10,884    Samsung Electronics Co., Ltd. (Major electronics
                                        manufacturer) (c)..................................................      586,735
                                648    Samsung Electronics Co., Ltd. (GDS) (c).............................       46,600
                             55,000    Samsung Electronics Co., Ltd. (GDS)(New (b))........................    2,970,000
                              3,278    Samsung Electronics Co., Ltd. (GDR).................................      236,016
                                                                                                              ----------
                                                                                                               3,940,351
                                                                                                              ----------
MALAYSIA       1.5%
                            445,000    Malayan Banking Bhd. (Leading banking and
                                        financial services group)..........................................    3,522,765
                          1,100,000    Renong Berhad (Holding company involved in engineering
                                        and construction, financial services, telecommunication
                                        and information technology)*.......................................    2,048,400
                            662,000    Technology Resources Industries (Mobile telephone
                                        operator)*.........................................................    1,900,738
                                                                                                              ----------
                                                                                                               7,471,903
                                                                                                              ----------
NETHERLANDS    5.9%
                            105,000    AEGON Insurance Group NV (Insurance company)........................    3,632,139
                             24,000    Akzo-Nobel N.V. (Chemical producer).................................    2,868,538
                            204,870    Elsevier NV (International publisher of scientific,
                                        professional, business, and consumer information books)............    2,419,568
                             70,137    Getronics N.V. (Computer and software distributor)..................    3,435,559
                             43,750    Heineken Holdings N.V. "A" (Brewery)................................    6,070,507
                             50,448    Internationale-Nederlanden Groep CVA (Banking and
                                        insurance holding company).........................................    2,790,186
                            137,000    Philips Electronics N.V. (Leading manufacturer of
                                        electrical equipment)..............................................    5,800,065
                             26,935    Wolters Kluwer CVA (Publisher)......................................    2,376,260
                                                                                                              ----------
                                                                                                              29,392,822
                                                                                                              ----------
NORWAY         0.8%
                            271,889    Saga Petroleum AS "A" (Oil and gas exploration and
                                        production)........................................................    3,861,119
                                                                                                              ----------
PHILIPPINES    0.7%
                             10,115    Philippine Long Distance Telephone Co.
                                        (Telecommunication services).......................................      725,751
                            622,700    San Miguel Corp. "B" (Brewery)......................................    2,582,907
                                                                                                              ----------
                                                                                                               3,308,658
                                                                                                              ----------
PORTUGAL       0.3%
                             30,192    Jeronimo Martins (Food producer and retailer).......................    1,537,460
                                                                                                              ----------
SPAIN          3.1%
                             37,400    Acerinox, S.A. (Stainless steel producer)...........................    4,591,439
                             22,000    Banco Popular Espanol, S.A. (Retail bank)...........................    3,269,350
                             29,066    Banco Santander, S.A. (Leading regional bank).......................    1,145,842
                            160,000    Compania Telefonica Nacional de Espana S.A.
                                        (Telecommunication services).......................................    2,060,681
                            133,000    Repsol SA (Integrated oil company)..................................    4,183,529
                                                                                                              ----------
                                                                                                              15,250,841
                                                                                                              ----------

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
              % OF                                                                                               MARKET
            PORTFOLIO    SHARES                                                                                VALUE ($)
------------------------------------------------------------------------------------------------------------------------
SWEDEN           6.8%
                             99,000    Astra AB "A" (Free) (Pharmaceutical company).........................   3,053,708
                                600    Astra AB "B" (Free)..................................................      18,054
                            155,000    Autoliv AB (Free) (Manufacturer of safety airbags for
                                        automobiles)........................................................   8,284,329
                            324,000    L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                        manufacturer of cellular telephone equipment).......................   6,480,000
                             75,000    Mo och Domsjo AB "B" (Free) (Manufacturer of newsprint,
                                        paperboard, and various sawn timber products).......................   4,322,841
                            144,000    S.K.F. AB "B" (Free) (Manufacturer of roller bearings)...............   2,908,411
                            270,000    Skandia Foersaekrings AB (Free) (Financial conglomerate)*............   5,230,689
                            175,000    Volvo AB "B" (Free) (Automobile manufacturer)........................   3,330,150
                                                                                                              ----------
                                                                                                              33,628,182
                                                                                                              ----------
SWITZERLAND      5.0%
                              7,000    Alusuisse-Lonza Holdings AG (Registered)
                                        (Manufacturer of aluminum, chemicals, and paper
                                        packaging products).................................................   4,389,058
                              5,180    Brown, Boveri & Cie. AG (Bearer) (Manufacturer of
                                        electrical equipment)...............................................   5,362,188
                                  5    Brown, Boveri & Cie. AG (Registered).................................       1,003
                              3,623    Holderbank Financiere Glaris AG (Bearer) (Cement
                                        company)............................................................   2,973,283
                             18,115    Holderbank Financiere Glaris AG Warrants
                                        (expire 12/20/95)*..................................................      24,384
                              2,514    Nestle SA (Registered) (Food manufacturer)...........................   2,617,704
                              1,710    SGS Holdings SA (Bearer) (Trade inspection company)..................   2,970,039
                              5,000    Sandoz Ltd. AG (Registered) (Pharmaceutical company).................   3,447,677
                              8,054    Swiss Bank Corp. (Bearer) (Switzerland's second
                                        largest universal bank).............................................   2,853,697
                                  1    Swiss Bank Corp. (Bearer) Warrants (expire 6/30/95)*.................          24
                                                                                                              ----------
                                                                                                              24,639,057
                                                                                                              ----------
THAILAND         1.1%
                             15,500    American Standard Sanitaryware (Foreign registered)
                                        (Manufacturer of bathroom fixtures).................................     260,583
                            525,220    Thai Farmers Bank (Foreign registered) (Commercial bank).............   5,021,346
                                                                                                              ----------
                                                                                                               5,281,929
                                                                                                              ----------
UNITED KINGDOM  10.7%
                            810,000    British Gas PLC (Integrated gas utility).............................   3,729,246
                            588,829    British Petroleum PLC (Major integrated world oil
                                        company)............................................................   4,218,630
                            278,310    Cable and Wireless PLC (International
                                        telecommunication services in the United Kingdom
                                        and Hong Kong)......................................................   1,903,201
                            236,000    Carlton Communications PLC (Television post
                                        production products and services)...................................   3,574,905
                            140,000    De La Rue PLC (Printer of commercial banknotes and
                                        securities).........................................................   2,083,970
                            660,000    Enterprise Oil PLC (Oil and gas exploration and production)..........   4,156,489
                            710,218    Hanson PLC (Industrial management company)...........................   2,479,212
                          1,320,427    Lasmo PLC (Oil production and exploration)...........................   3,601,355
                            170,000    Midlands Electricity PLC (Electric companies)........................   1,703,244
                            495,000    PowerGen PLC (Electric utility)......................................   3,798,306
                            307,362    RTZ Corp. PLC (Mining and finance company)...........................   4,005,775
                            654,200    Reuters Holdings PLC (International news agency).....................   5,446,465
                            588,634    SmithKline Beecham "A" (Manufacturer of ethical
                                        drugs and healthcare products)......................................   5,326,539
                              7,102    U.S. Industries, Inc. (Consumer group manufacturing
                                        and distributing housewares, recreational and leisure
                                        products, footwear and textiles)*...................................      96,765
                            389,000    Waste Management International PLC (Waste
                                        collection and disposal services)*..................................   1,793,186

The accompanying notes are an integrl part of the financial statements.

                                                                                                    INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
              % OF                                                                                               MARKET
            PORTFOLIO    SHARES                                                                                VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                            300,000       Zeneca Group PLC (Holding company: manufacturing
                                           and marketing of pharmaceutical and agrochemical
                                           products and specialty chemicals)..............................     5,064,408
                                                                                                             -----------
                                                                                                              52,981,696
                                                                                                             -----------
                                          TOTAL COMMON STOCKS (Cost $380,630,630)........................    419,881,085
                                                                                                             -----------
                         -----------------------------------------------------------------------------------------------
               0.1%      PURCHASED OPTIONS
                         -----------------------------------------------------------------------------------------------
                          Principal
                           Amount
                         -----------------------------------------------------------------------------------------------
                  JPY    2,352,000,000    Put on Japanese Yen, strike price JPY 84.8, expire 4/11/96
                                           (Cost $ 777,336)..............................................        736,176
                                                                                                             -----------
========================================================================================================================
                                          TOTAL INVESTMENT PORTFOLIO - 100.0%
                                           (Cost $445,676,807) (d).......................................    495,172,689
                                                                                                             ===========
========================================================================================================================

  *    Non-income producing security.

(a)    1000 shares = 1 IDR unit for Korea International Trust.

(b)    New shares issued during 1995, eligible for a pro rata share of 1995 dividends.

(c)    Securities valued in good faith by the Valuation Committee of the Trustees.
       The cost and market value of these securities at June 30, 1995 aggregated $482,632 and $679,410 (.14% of net assets), respectively.

(d)    At June 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $446,129,053 was as follows:
       Aggregate gross unrealized appreciation for all investments in which there
        is an excess of market value over tax cost.......................................................   $ 74,286,132

       Aggregate gross unrealized depreciation for all investments in which there
        is an excess of tax cost over market value.......................................................    (25,242,496)
                                                                                                            ------------

       Net unrealized appreciation.......................................................................   $ 49,043,636
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------
       Purchases and sales of investment securities (excluding short-term investments), for the six months ended
        June 30, 1995, aggregated $114,451,194 and $116,034,064, respectively.
------------------------------------------------------------------------------------------------------------------------
       Sector breakdown of the International Portfolio's equity securities is noted on page 13.
------------------------------------------------------------------------------------------------------------------------

       At June 30, 1995, outstanding written call options were as follows (Note
A):

                                PRINCIPAL          EXPIRATION        STRIKE                MARKET
                                  AMOUNT              DATE           PRICE                VALUE ($)
                             ----------------------------------------------------------------------
       Japanese Yen.......   JPY 2,352,000,000       Apr. 96         JPY 75                421,008
                                                                                           -------
       Total outstanding written options (Premiums received $777,336)..................    421,008
                                                                                           =======

       Transactions in written call option contracts during the six months ended June 30, 1995 were:


                                                                         PREMIUMS
                                                PRINCIPAL AMOUNT       RECEIVED ($)
                                              -------------------------------------
       Outstanding at December 31, 1994.....                    -              -
         Contracts written..................  JPY   2,352,000,000        777,336
                                              -------------------        -------
       Outstanding at June 30, 1995.........  JPY   2,352,000,000        777,336
                                                    =============        =======

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------
                STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------
June 30, 1995 (Unaudited)
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $445,676,807) (Note A)....................                 $495,172,689
Cash..............................................................................                       26,901
Receivables:
  Investments sold................................................................                    1,220,002
  Dividends and interest..........................................................                    2,367,618
  Portfolio shares sold...........................................................                      351,985
                                                                                                   ------------
    Total assets..................................................................                  499,139,195
                                                                                                   ============
LIABILITIES
Payables:
  Investments purchased...........................................................   $1,085,461
  Portfolio shares redeemed.......................................................       39,474
  Accrued management fee (Note B).................................................      349,467
  Other accrued expenses (Note B).................................................      160,068
  Payable on closed forward foreign currency exchange contracts
    (Note A)......................................................................      114,417
  Written options, at market (premiums received $777,336) (Note A)................      421,008
                                                                                     ----------
    Total liabilities.............................................................                   2,169,895
                                                                                                  ------------
Net assets, at market value.......................................................                $496,969,300
                                                                                                  ============
NET ASSETS
Net assets consist of:
    Undistributed net investment income...........................................                $  4,382,505
    Net unrealized appreciation on:
      Investments.................................................................                  49,495,882
      Written options.............................................................                     356,328
      Foreign currency related transactions.......................................                      44,092
    Accumulated net realized loss.................................................                 (10,690,438)
    Paid-in capital...............................................................                  453,380,931
                                                                                                   ------------
Net assets, at market value.......................................................                 $496,969,300
                                                                                                   ============
NET ASSET VALUE, offering and redemption price per share
    ($496,969,300 divided by 44,825,333 outstanding shares of beneficial
    interest, no par value, unlimited number of shares authorized)................                 $      11.09
                                                                                                   ============

The accompanying notes are an integral part of the financial statements.

                                                                                     FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------
                                      STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
     Dividends (net of foreign taxes withheld of $544,316)...............                    $  5,522,064
     Interest............................................................                       1,240,509
                                                                                             ------------
                                                                                                6,762,573
  Expenses (Note A):
     Management fee (Note B).............................................      $ 2,040,333
     Accounting fees (Note B)............................................          135,451
     Trustees' fees (Note B).............................................            9,103
     Custodian fees......................................................          276,923
     Auditing............................................................           34,345
     Legal...............................................................           15,053
     Other...............................................................           18,582      2,529,790
                                                                               -----------   ------------
  Net investment income..................................................                       4,232,783
                                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized loss from:
     Investments.........................................................       (8,333,683)
     Foreign currency related transactions...............................       (2,276,669)   (10,610,352)
                                                                               -----------
  Net unrealized appreciation during the period on:
     Investments.........................................................       24,550,553
     Written options.....................................................          356,328
     Foreign currency related transactions...............................        1,549,923     26,456,804
                                                                               -----------   ------------
  Net gain on investment transactions....................................                      15,846,452
                                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                    $ 20,079,235
                                                                                             ============

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                             STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS
                                                                                          ENDED          YEAR
                                                                                         JUNE 30,        ENDED
                                                                                          1995        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                      (UNAUDITED)        1994
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income...........................................................    $   4,232,783   $  2,210,527
  Net realized gain (loss) from investment transactions...........................      (10,610,352)     3,671,002
  Net unrealized appreciation (depreciation) on investment
    transactions during the period................................................       26,456,804    (14,866,907)
                                                                                       ------------   ------------
Net increase (decrease) in net assets resulting from operations...................       20,079,235     (8,985,378)
                                                                                       ------------   ------------
Distributions to shareholders from:
  Net investment income ($.01 and $.07 per share, respectively)...................         (572,293)    (1,958,854)
                                                                                       ------------   ------------
  Net realized gain from investment transactions ($.04 per share).................       (1,628,833)             -
                                                                                       ------------   ------------
Portfolio share transactions:
  Proceeds from shares sold.......................................................      299,749,345    313,276,872
  Net asset value of shares issued to shareholders in
    reinvestment of distributions.................................................        2,201,126      1,958,854
  Cost of shares redeemed.........................................................     (294,895,879)   (70,378,561)
                                                                                       ------------   ------------
Net increase in net assets from Portfolio share transactions......................        7,054,592    244,857,165
                                                                                       ------------   ------------
INCREASE IN NET ASSETS............................................................       24,932,701    233,912,933
Net assets at beginning of period.................................................      472,036,599    238,123,666
                                                                                       ------------   ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
  income of $4,382,505 and $722,015, respectively)................................    $ 496,969,300   $472,036,599
                                                                                       ============   ============
OTHER INFORMATION
INCREASE (DECREASE) IN PORTFOLIO SHARES
Shares outstanding at beginning of period.........................................       44,139,826     21,943,195
                                                                                       ------------   ------------
  Shares sold.....................................................................       27,671,154     28,463,330
  Shares issued to shareholders in reinvestment of distributions                            216,220        177,916
  Shares redeemed.................................................................      (27,201,867)    (6,444,615)
                                                                                       ------------   ------------
  Net increase in Portfolio shares................................................          685,507     22,196,631
                                                                                       ------------   ------------
Shares outstanding at end of period...............................................       44,825,333     44,139,826
                                                                                       ============   ============

The accompanying notes are an integral part of the financial statements.

                                                                                                               FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED
FROM THE FINANCIAL STATEMENTS.

                                        SIX MONTHS
                                           ENDED
                                          JUNE 30,                      YEARS ENDED DECEMBER 31,
                                          1995(e)      -----------------------------------------------------------------
                                        (UNAUDITED)    1994(e)   1993(e)  1992(e)   1991(e)  1990(e)   1989(e)     1988
                                        -----------    -----------------------------------------------------------------
Net asset value,
 beginning of period...................   $10.69       $10.85    $ 8.12   $ 8.47    $ 7.78   $ 8.46    $ 6.14    $  5.26
                                          ------       ------    ------   ------    ------   ------    ------    -------
Income from investment
 operations:
 Net investment income (a).............      .10          .06       .09      .10       .12      .25       .10        .09
 Net realized and unrealized
  gain (loss) on investment
  transactions.........................      .35         (.15)     2.90     (.36)      .77     (.89)     2.22(f)     .79
                                          ------       ------    ------   ------    ------   ------    ------    -------
Total from investment
 operations............................      .45         (.09)     2.99     (.26)      .89     (.64)     2.32        .88
                                          ------       ------    ------   ------    ------   ------    ------    -------
Less distributions:
 From net investment income............     (.01)        (.07)     (.14)    (.09)     (.20)    (.04)        -          -
 In excess of net investment
  income...............................        -            -      (.12)       -         -        -         -          -
 From net realized gains on
  investment transactions..............     (.04)           -         -        -         -        -         -          -
                                          ------       ------    ------   ------    ------   ------    ------    -------
 Total distributions...................     (.05)        (.07)     (.26)    (.09)     (.20)    (.04)        -          -
                                          ------       ------    ------   ------    ------   ------    ------    -------
Net asset value, end of period.........   $11.09       $10.69    $10.85   $ 8.12    $ 8.47   $ 7.78    $ 8.46    $  6.14
                                          ======       ======    ======   ======    ======   ======    ======    =======
TOTAL RETURN (%).......................     4.25(d)      (.85)    37.82    (3.08)    11.45    (7.65)    37.79      16.73
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 ($ millions)..........................      497          472       238       65        41       35        17          3
Ratio of operating expenses,
 net to average net assets (%) (a).....     1.09(c)      1.08      1.20     1.31      1.39     1.38      1.50       1.50
Ratio of net investment income
 to average net assets (%).............     1.82(c)       .57       .91     1.23      1.43     2.89      1.30       1.59
Portfolio turnover rate (%)............    53.06(c)     33.52     20.36    34.42     45.01    26.67     57.69     110.42

(a)   Portion of expenses reimbursed
      (Note B)                            $    -       $    -    $    -   $    -    $    -   $    -    $  .02    $   .14

(b)   Original capital

(c)   Annualized

(d)   Not annualized

(e)   Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.

(f)   Includes provision for federal income tax of $.03 per share.


                                             FOR THE PERIOD
                                              MAY 1, 1987
                                             (COMMENCEMENT
                                           OF OPERATIONS) TO
                                              DECEMBER 31,
                                                  1987
                                           -----------------
Net asset value,
 beginning of period...................        $  6.00(b)
                                               -------
Income from investment
 operations:
 Net investment income (a).............              -
 Net realized and unrealized
  gain (loss) on investment
  transactions.........................           (.64)
                                               -------
Total from investment
 operations............................           (.64)
                                               -------
Less distributions:
 From net investment income............              -
 In excess of net investment
  income...............................              -
 From net realized gains on
  investment transactions..............           (.10)
                                               -------
 Total distributions...................           (.10)
                                               -------
Net asset value, end of period.........        $  5.26
                                               =======
TOTAL RETURN (%).......................         (10.64)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 ($ millions)..........................              2
Ratio of operating expenses,
 net to average net assets (%) (a).....           1.50(c)
Ratio of net investment income
 to average net assets (%).............            .02(c)
Portfolio turnover rate (%)............         146.08(c)

(a)   Portion of expenses reimbursed
      (Note B)                                 $   .07

(b)   Original capital

(c)   Annualized

(d)   Not annualized

(e)   Per share amounts, for each of the periods identified, have been calculated using the monthly average shares outstanding during the period method.

(f)   Includes provision for federal income tax of $.03 per share.

SCUDDER VARIABLE LIFE INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares of beneficial interest are divided into six separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, and International Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of June 30, 1995, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                          PORTFOLIOS
                                                     -------------------------------------------------------
PARTICIPATING                                                                    GROWTH
                                                     MONEY                         AND     CAPITAL  INTERNA-
INSURANCE COMPANIES                                  MARKET   BOND    BALANCED   INCOME    GROWTH    TIONAL
------------------------------------                 ------   ----    --------   ------    -------  --------
Aetna Life Insurance & Annuity Co..............         -%       -%       -%        -%        -%      45.8%
American Skandia Life Assurance Co.............         -     35.8      0.1         -         -        0.5
AUSA Life Insurance Co.........................         -        -        -         -         -        0.8
Banner Life Insurance Co.......................       0.3      0.4      6.8       0.6       1.4        0.5
Charter National Life Insurance Co.............      59.8     14.2     78.5      88.0      26.9       16.7
Fortis Benefits Insurance Co...................         -        -        -         -         -        0.3
Intramerica Life Insurance Co..................       5.1      1.6      5.7      11.1       2.4        1.5
Lincoln Benefit Life Co........................         -      0.5      1.7         -         -          -
Mutual of America Life Insurance Co............         -     45.3        -         -      64.8       24.8
Paragon Life Insurance Co......................         -        -      0.3         -       0.1        0.1
Providentmutual Life and Annuity Co.
 of America....................................         -      2.0        -       0.3         -          -
Safeco Life Insurance Co.......................         -        -      6.9         -         -        2.3
Union Central Life Insurance Co................      34.6        -        -         -       4.3        6.7
United of Omaha Life Insurance Co..............       0.2      0.2        -         -         -          -
USAA Life Insurance Co.........................         -        -        -         -       0.1          -
                                                     -----   -----    -----     -----     -----      -----
                                                     100.0%  100.0%   100.0%    100.0%    100.0%     100.0%
                                                     =====   =====    =====     =====     =====      =====

The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios in conformity with generally accepted accounting principles.

SECURITY VALUATION. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the International Portfolio purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the non-money market Portfolios utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Bond Portfolio, Balance Portfolio, and the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

SCUDDER VARIABLE LIFE INVESTMENT FUND
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund on behalf of each Portfolio may enter into repurchase agreements with U.S. and foreign banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

EXPENSES. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. RELATED PARTIES
--------------------------------------------------------------------------------

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of 0.37% for the Money Market Portfolio, 0.475% for the Bond Portfolio, 0.475% for the Balanced Portfolio, 0.475% for the Growth and Income Portfolio, 0.475% for the Capital Growth Portfolio, and 0.875% for the International Portfolio.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a wholly-owned subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Companies, each of the Participating Insurance Companies has agreed to reimburse the Fund to the extent that the annual operating expenses of any Portfolio of the Fund, other than the International Portfolio, exceed three-quarters of one percent (0.75 of 1%) of that Portfolio's average annual net assets. The Participating Insurance Companies have agreed to reimburse the Fund to the extent that such expenses of the International Portfolio exceed one and one-half percent (1.50 of 1%) of the Portfolio's average annual net assets. The Adviser may advance some or all of such reimbursement to the Fund prior to receiving payment therefore from a Participating Insurance Company, but it is under no obligation to do so. If the Adviser does advance such reimbursement to the Fund and does not receive payment therefore, it will be entitled to be repaid such amounts by the Fund. In addition to the reimbursement by Participating Insurance Companies noted above, until April 30, 1996, the Adviser has agreed to waive part or all of its fees for the Growth and Income Portfolio to the extent that the Portfolio's expenses will be maintained at 0.75%.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $12,000 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $7,500 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the six months ended June 30, 1995 are detailed in each Portfolio's statement of operations.

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                                       68

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

                                    Established in 1919 by Theodore Scudder,
                           Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 36 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

                                    Over the years, Scudder's global investment
                           perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.